AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 22, 2006.

SECURITIES ACT FILE NO. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933            ☒

PRE-EFFECTIVE AMENDMENT NO.              ☐

POST-EFFECTIVE AMENDMENT NO.           ☐

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

125 BROAD STREET, NEW YORK, NY 10004

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

1-800-451-2010

(REGISTRANT’S AREA CODE AND TELEPHONE NUMBER)

R. JAY GERKEN

LEGG MASON & CO., LLC

399 PARK AVENUE, 4TH FLOOR

NEW YORK, NY 10022

(NAME AND ADDRESS OF AGENT FOR SERVICE)

WITH COPIES TO:

DIANNE E. O’DONNELL, ESQ.	ROBERT I. FRENKEL, ESQ.
WILLKIE FARR & GALLAGHER LLP 787 SEVENTH AVENUE NEW YORK, NY 10019-6099	LEGG MASON & CO., LLC 300 FIRST STAMFORD PLACE STAMFORD, CT 06902

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Registrant proposes that the Registration Statement become effective October 22, 2006 pursuant to Rule 488 under the Securities Act of 1933, as amended.

TITLE OF SECURITIES BEING REGISTERED:

Class A, B, C and Y shares of the Registrant

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

LEGG MASON PARTNERS FUNDS

(formerly, Smith Barney Funds)

SALOMON BROTHERS FUNDS

125 Broad Street

New York, New York 10004

Special Meeting of Shareholders to be held December 20, 2006

November 1, 2006

Dear Shareholder:

You are being asked to vote on one or more proposed transactions related to the legacy Citigroup Asset Management funds you own. These funds consist of the Legg Mason Partners funds (formerly known as Smith Barney funds), the Salomon Brothers funds and the CitiFunds.

A chart summarizing the proposals to reorganize the funds is included on the reverse side of this letter, and detailed information about each of the proposals is contained in the enclosed materials.

The Board of Trustees/Directors of each of the funds identified as “your fund” on the reverse side of this letter has called a special meeting of shareholders (“Meeting”) for your fund to be held on December 20, 2006, at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th floor, New York, New York 10022 at 1:00 p.m. Eastern Time in order to vote on the proposed transaction regarding your fund(s). Each transaction involves a proposal to reorganize a fund into the corresponding surviving fund (a “Reorganization”). The attached Proxy Statement/Prospectus only asks for your approval of the proposed Reorganization for your fund(s). After careful consideration, the Board(s) of the respective fund(s) recommends that you vote “FOR” each proposed Reorganization.

The Reorganizations are part of a larger set of initiatives that Legg Mason has recently undertaken following its acquisition of Citigroup Asset Management in 2005. The reorganizations are designed to increase the size of your fund by combining it with a fund that has a similar investment objective and policies. The combined larger fund will offer greater prospects for long term viability, attractive long-term performance, and greater asset growth over time. Asset growth over time offers the potential for greater economies of scale and lower expenses, and portfolio management efficiency. These initiatives are designed to integrate and streamline many of the company’s mutual fund offerings, including the legacy Citigroup Asset Management funds, in an effort to focus on those funds that Legg Mason believes offer the best prospects for long-term viability and attractive long-term performance. The other initiatives, which are not included in the attached materials, include proposals to reorganize other funds as well as proposed changes in the investment strategies, policies and restrictions of certain funds and changes to the funds’ fee structures and forms of organization. Certain of these initiatives also will require shareholder approval. The Boards of the affected funds have recently approved these initiatives and if the initiatives apply to your fund, they have been presented for your consideration and approval in separate sets of proxy materials that were sent to you earlier in the fall. Legg Mason believes that these initiatives also will create a stronger and more cohesive family of funds.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Jay Gerken

President and Chief Executive Officer

Legg Mason Partners Sector Series, Inc.

Legg Mason Partners Municipal Funds

Legg Mason Partners Arizona Municipals Fund, Inc.

Salomon Funds Trust

Your Fund	Surviving Fund

Legg Mason Partners Technology Fund (formerly known as Smith Barney Technology Fund)	Legg Mason Partners Large Cap Growth Fund (formerly known as Smith Barney Large Capitalization Growth Fund)

Legg Mason Partners National Municipals Fund (formerly known as National Portfolio)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund, Inc.)

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund, Inc.)

Legg Mason Partners Georgia Municipals Fund (formerly known as Georgia Portfolio)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund, Inc.)

Legg Mason Partners Arizona Municipals Fund, Inc. (formerly known as Smith Barney Arizona Municipals Fund Inc.)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund, Inc.)

Legg Mason Partners Florida Municipals Fund (formerly known as Florida Portfolio)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund, Inc.)

LEGG MASON PARTNERS FUNDS

SALOMON BROTHERS FUNDS

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to reorganize your fund into a compatible fund. While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the proposed fund reorganizations. The information in this overview applies generally to all of the funds, except where more specific information about a fund is included. Please refer to the more complete information contained elsewhere in the combined Proxy Statement/Prospectus about the reorganizations.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATIONS

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board of your fund has approved a reorganization, subject to shareholder approval, under which your fund would be combined with another Legg Mason-affiliated fund that has investment objectives and policies similar to your fund. If shareholders of your fund approve the reorganization, you would become a shareholder of the corresponding surviving fund in the chart below.

Your Fund	Surviving Fund

Legg Mason Partners Technology Fund (formerly known as Smith Barney Technology Fund)	Legg Mason Partners Large Cap Growth Fund (formerly known as Smith Barney Large Capitalization Growth Fund)

Legg Mason Partners National Municipals Fund (formerly known as National Portfolio)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund, Inc.)

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund, Inc.)

Legg Mason Partners Georgia Municipals Fund (formerly known as Georgia Portfolio)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund, Inc.)

Legg Mason Partners Arizona Municipals Fund, Inc. (formerly known as Smith Barney Arizona Municipals Fund Inc.)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund, Inc.)

Legg Mason Partners Florida Municipals Fund (formerly known as Florida Portfolio)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund, Inc.)

Q.	HOW WILL A REORGANIZATION AFFECT ME?

A. If the reorganization of your fund is approved, your fund’s assets and liabilities will be combined with the assets and liabilities of the surviving fund and you will become a shareholder of the surviving fund. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHY ARE THE REORGANIZATIONS BEING RECOMMENDED?

A. As you may be aware, on December 1, 2005, Legg Mason acquired substantially all the asset management businesses of Citigroup Asset Management. Since that time, Legg Mason has undertaken a broad set of initiatives, including a comprehensive review of its various products, with the goal of integrating and streamlining the legacy Citigroup Asset Management funds, in an effort to focus on these funds that Legg Mason believes offer the best prospects for superior long-term growth and attractive long-term performance, and greater asset growth over time. Asset growth over time offers the potential for greater economies of scale and lower expenses, and portfolio management efficiency.

Q.	ARE MY FUND’S INVESTMENT OBJECTIVES AND POLICIES SIMILAR TO THOSE OF ITS SURVIVING FUND?

A. Legg Mason has recommended the surviving fund in each reorganization based on, among other factors, its evaluation of the compatibility of your fund’s investment objectives and policies with those of the surviving fund. There are, however, certain differences in investment objectives, principal investment policies and strategies, and principal risks between your fund(s) and the surviving fund(s). Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus. The following chart provides a brief summary of some of the more significant of these differences, as considered by your fund’s boards.

Reorganization	Significant Differences in Objectives and Strategies

Legg Mason Partners Technology Fund into Legg Mason Partners Large Cap Growth Fund	There are no material differences between the investment objectives of the funds. The surviving fund’s investment objective is long-term growth of capital and your fund’s investment objective is long-term capital appreciation by investing primarily in common stocks.

The principal investment policies of the funds differ as follows:

•      Your fund focuses on mid-cap and large-cap companies in the technology sector, while the surviving fund focuses on large-cap companies across business sectors.

•      The surviving fund may invest up to 10% of its net assets in the securities of foreign issuers directly while your fund has no such restriction.

•      The surviving fund is diversified while your fund is non-diversified, which means that your fund may invest a greater percentage of its assets in a particular issuer.

Legg Mason Partners National Municipals Fund into Legg Mason Partners Managed Municipals Fund, Inc.	There are no material differences between the investment objectives of the funds. The surviving fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital. Your fund seeks as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

The principal investment policies of the funds differ as follows:

•      At least two-thirds of the municipal securities held by your fund must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized statistical rating organization, while the surviving fund requires that at least 80% of the municipal securities held by the surviving be rated in the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the manager.

•      Your fund invests exclusively in municipal securities that are rated investment grade at the time of purchase or are of comparable quality if unrated, while the surviving fund requires 80% of its assets to be invested in accordance with such restriction.

Reorganization	Significant Differences in Objectives and Strategies
• The surviving fund may invest up to 20% of its assets in junk bonds while your fund may not.

Salomon Brothers National Tax Free Bond Fund into Legg Mason Partners Managed Municipals Fund, Inc.	There are no material differences between the investment objectives of the funds. The surviving fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital. Your fund seeks to maximize total return, consistent with the preservation of capital; this objective may be changed without shareholder approval.

Differences between the principal investment policies of the funds include the following:

•     Your fund may not invest more than 20% of its assets in securities that pay interest subject to federal alternative minimum tax (“AMT”), while the surviving fund has no limitation on the portion of its investments that may be invested in securities that pay interest subject to AMT.

•     The surviving fund may invest up to 20% of its assets in junk bonds while your fund may not invest in junk bonds.

•     Your fund’s dollar-weighted average maturity is normally expected to be in a long-term range (between ten and thirty years), while the surviving fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities at the time of purchase of between three and thirty years.

•     The surviving fund is diversified, while your fund is non-diversified which means that your fund may invest a greater percentage of its assets in a particular issuer.

Legg Mason Partners Georgia Municipals Fund into Legg Mason Partners Managed Municipals Fund, Inc.	There are material differences between the investment objectives of the funds. While the surviving fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital, your fund seeks as high a level of income exempt from regular federal income taxes and Georgia personal income taxes as is consistent with prudent investing.

The principal investment policies of the funds differ as follows:

•     Your fund has an 80% investment policy of investing in Georgia municipal securities while the surviving fund invests in securities issued by various states.

•     The surviving fund may invest up to 20% of its assets in junk bonds while your fund may not invest in junk bonds.

•     The surviving fund is diversified, while your fund is non-diversified which means that your fund may invest a greater percentage of its assets in a particular issuer.

Reorganization	Significant Differences in Objectives and Strategies

•     At least two-thirds of the municipal securities held by your fund must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized statistical rating organization, while the surviving fund requires that at least 80% of the municipal securities held by the surviving be rated in the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the manager.

Legg Mason Partners Arizona Municipals Fund, Inc. into Legg Mason Partners Managed Municipals Fund, Inc.	There are material differences between the investment objectives of the funds. While the surviving fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital, your fund seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state income taxes as is consistent with the preservation of capital.

The major difference between the funds is that your fund must invest at least 80% of its assets in securities paying interest exempt from Arizona income tax, while the surviving fund has no similar restriction and has a nationwide focus. Otherwise there are no material differences between the funds’ investment policies.

Legg Mason Partners Florida Municipals Fund into Legg Mason Partners Managed Municipals Fund, Inc.	There are no material differences between the investment objectives of the funds. The surviving fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital. Your fund seeks as high a level of income exempt from regular federal income taxes as is consistent with prudent investing.

The principal investment policies of the funds differ as follows:

•     Your fund must invest at least 80% of its assets in Florida municipal securities while the surviving fund invests in securities issued by various states. Your fund generally favors municipal securities that are exempt from the Florida intangibles tax.

•     The surviving fund may invest up to 20% of its assets in junk bonds while your fund may not.

•     At least two-thirds of the municipal securities held by your fund must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized statistical rating organization, while the surviving fund requires that at least 80% of the municipal securities held by the surviving be rated in the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the manager.

• The surviving fund is diversified, while your fund is non-diversified, which means that your fund may invest a greater percentage of its assets in a particular issuer.

Q.	HOW WILL THE REORGANIZATIONS AFFECT FUND FEES AND EXPENSES?

A. The chart below illustrates the effect of the reorganizations on your fund’s fees and expenses:

Legg Mason Partners Technology Fund into Legg Mason Partners Large Cap Growth Fund

•      Your fund currently has a voluntary expense cap for Classes A, B and C

•      The surviving fund will have contractual expense caps for Class B and Class C that will limit expenses for one year from the date of the next annual prospectus update of the surviving fund following the reorganization

•      Total operating expenses of Classes B and C of the surviving fund (net of the contractual expense cap) are expected to be lower than your fund’s current total operating expenses (net of the voluntary expense cap)

•      Total operating expenses of Class A of the surviving fund are expected to be lower than your fund’s current total operating expenses (net of the voluntary expense cap)

•      The management fee after breakpoints of the surviving fund is lower than your fund’s current management fee

Legg Mason Partners National Municipals Fund into Legg Mason Partners Managed Municipals Fund, Inc.

•      The surviving fund will have contractual expense caps for Class A and Class B that will limit expenses for one year from the date of the next annual prospectus update of the surviving fund following the reorganization

•      Total operating expenses for Classes A and B of the surviving fund (net of the contractual expense cap) are expected to be higher than your fund’s current total operating expenses

•      Total operating expenses for Class C of the surviving fund are expected to be higher than your fund’s current total operating expenses

•      The management fee of the surviving fund is higher than your fund’s current management fee

Salomon Brothers National Tax Free Bond Fund into Legg Mason Partners Managed Municipals Fund, Inc.

•      Your fund currently has a voluntary expense cap for Classes A, B, C and O

•      The surviving fund will have contractual expense caps for Class A, Class B and Class Y that will limit expenses for one year from the date of the next annual prospectus update of the surviving fund following the reorganization

•      Total operating expenses for Classes A and B of the surviving fund (net of the contractual expense cap) are expected to be lower than your fund’s current total operating expenses (net of the voluntary expense cap)

•      Total operating expenses for Class C of the surviving fund are expected to be lower than your fund’s current total operating expenses (net of the voluntary expense cap)

•      Class O shareholders will receive Class Y shares of the surviving fund in the merger. Class Y shares of the surviving fund (net of the contractual expense cap) are expected to have the same total operating expenses as your fund’s Class O shares (net of the voluntary expense cap)

•      The management fee of the surviving fund after breakpoints is lower than your fund’s current management fee

Legg Mason Partners Georgia Municipals Fund into Legg Mason Partners Managed Municipals Fund, Inc.

•      Your fund currently has voluntary expense caps for Classes A, B and C that limit total operating expenses; however, Class A’s and Class C’s total operating expenses are lower than the cap

•      The surviving fund will have contractual expense caps for Class A and Class B that will limit expenses for one year from the date of the next annual prospectus update of the surviving fund following the reorganization

•      Total operating expenses for Class A of the surviving fund (net of the contractual expense cap) are expected to be lower than your fund’s current total operating expenses

•      Total operating expenses for Class B of the surviving fund (net of the contractual expense cap) are expected to be lower than your fund’s current total operating expenses (net of the voluntary expense cap)

•      Total operating expenses for Class C of the surviving fund are expected to be lower than your fund’s current total operating expenses

•      The management fee of the surviving fund is higher than your fund’s current management fee

Legg Mason Partners Arizona Municipals Fund, Inc. into Legg Mason Partners Managed Municipals Fund, Inc.

•      Your fund currently has a voluntary management fee waiver and/or expense reimbursement for Classes A, B and C

•      The surviving fund will have contractual expense caps for Class A and Class B that will limit expenses for one year from the date of the next annual prospectus update of the surviving fund following the reorganization

•      Total operating expenses for Classes A and B of the surviving fund (net of the contractual expense cap) are expected to be lower than your fund’s current total operating expenses (net of the voluntary management fee waiver and/or expense reimbursement)

•      Total operating expenses for Class C of the surviving fund are expected to be lower than your fund’s current total operating expenses (net of the voluntary management fee waiver and/or expense reimbursement)

•      The management fee of the surviving fund after breakpoints is lower than your fund’s current management fee

Legg Mason Partners Florida Municipals Fund into Legg Mason Partners Managed Municipals Fund, Inc.

•     Your fund currently has voluntary expense caps for Classes A, B and C that limit total operating expenses; however, the total operating expenses for each class are currently lower than these caps

•     The surviving fund will have contractual expense caps for Class A and Class B that will limit expenses for one year from the date of the next annual prospectus update of the surviving fund following the reorganization

•     Total operating expenses for Classes A and B of the surviving fund (net of the contractual expense cap) are expected to be lower than your fund’s current total operating expenses

•     Total operating expenses for Class C of the surviving fund are expected to be lower than your fund’s current total operating expenses

•     The management fee of the surviving fund after breakpoints is lower than your fund’s current management fee

In all the reorganizations, management has agreed to impose an expense cap that will limit the effect of the expense increases for one year from the date of the next annual prospectus update of the surviving fund following the reorganization.

Please see “Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by the surviving fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH A REORGANIZATION?

A. No. No sales load, deferred sales charge, commission, redemption fee, or other transactional fee will be charged as a result of the reorganizations. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A. Redemptions or exchanges of fund shares which occur before the closing of the reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange. Shareholders of Legg Mason Partners Technology Fund, Legg Mason Partners Georgia Municipals Fund and Legg Mason Partners Arizona Municipals Fund, Inc. may redeem shares without paying a deferred sales charge for the period from July 12, 2006, the date of the prospectus supplement announcing the reorganizations, until the closing date of the reorganizations. This waiver will permit fund shareholders to redeem their shares and invest the proceeds in another fund without paying any deferred sales charge that would otherwise have applied to the redemption.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A. Generally, no. In most instances, shareholders will receive the same class of shares of the surviving fund as they currently hold, except Class O shareholders of Salomon Brothers National Tax Free Bond Fund will receive Class Y shares of Legg Mason Partners Managed Municipals Fund, Inc.

Please see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Appendix B—Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” in the Proxy Statement/Prospectus for a description of the differences among fund classes.

As part of the comprehensive review undertaken by Legg Mason, the Boards of your fund(s) have approved changes to the share class pricing structure that are expected to become effective prior to the date of the reorganizations and, therefore, will be applicable to the surviving funds after the reorganizations. You will see information about those changes in a supplement to your fund’s prospectus to be distributed later this year. Please see also “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” in the Proxy Statement/Prospectus for more information.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATIONS?

A. Each reorganization is intended to qualify as a tax-free transaction for Federal income tax purposes. Assuming the reorganization of your fund qualifies for such treatment, you will not recognize a gain or loss for Federal income tax purposes as a result of the reorganization. As a condition to the closing of the reorganization, your fund will receive an opinion of counsel to the effect that the reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of your fund’s reorganization.

Q.	WHAT HAPPENS IF SHAREHOLDERS OF SOME FUNDS APPROVE THEIR REORGANIZATIONS, WHILE SHAREHOLDERS OF OTHER FUNDS DO NOT?

A. None of the proposed reorganizations is contingent upon the approval of any other reorganization, including those reorganizations that contemplate the reorganization of more than one fund into a surviving fund. Thus, if shareholders of your fund approve the reorganization of your fund, your fund will be reorganized into the surviving fund even if shareholders of other funds do not approve their reorganizations.

Q.	WHO WILL PAY FOR THE REORGANIZATIONS?

A. Legg Mason and the funds will share the costs of the Reorganizations involving the Legg Mason Partners and Salomon Brothers funds. Please see “Proxy Solicitation” in the Proxy Statement/Prospectus for a description of the costs to be borne by Legg Mason and those to be borne by the funds.

Q.	WHY AM I RECEIVING MULTIPLE PROXY MATERIALS OR OTHER MATERIALS FROM MY FUND?

A. Legg Mason has developed a broader set of initiatives designed to integrate and streamline the legacy Citigroup Asset Management funds. The other initiatives, which are not included in the attached materials, include proposals to reorganize other legacy Citigroup Asset Management funds as well as a number of other governance- and investment-related matters. Certain of these initiatives will require shareholder approval. The Boards of the affected funds recently have approved these initiatives and if the initiatives apply to your fund, they were presented for your consideration and approval in separate sets of proxy materials that were sent to you earlier in the fall. For a discussion of certain of these proposals, see “Effect of Proposed ‘Shell’ Reorganizations of the Funds,” “Fundamental Investment Restrictions” and “Form of Organization” in the Proxy Statement/Prospectus.

Q.	ARE THERE ANY PROPOSED CHANGES TO THE SURVIVING FUNDS THAT I SHOULD KNOW ABOUT?

A. Yes. As part of the initiatives referred to in the previous question, shareholders of the surviving funds will be asked to approve certain proposals, including electing Board members and approving certain other governance- and investment-related proposals. If these proposals are approved by shareholders of the surviving funds, it is currently anticipated that they would take effect no later than the completion date of the proposed reorganization of your fund into the surviving fund.

Q.	HOW DOES MY BOARD RECOMMEND THAT I VOTE?

A. Your fund’s Board, including all of the independent Board members, unanimously recommends that you vote FOR the reorganization of your fund.

Q.	WHAT HAPPENS IF A REORGANIZATION IS NOT APPROVED?

A. If the shareholders of your fund do not approve the reorganization of your fund, then you will remain a shareholder of your fund.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders just like you fail to vote their proxies, your fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

A. If shareholders approve the reorganization of your fund, the reorganization of your fund is expected to occur on February 2, 2007, except for Salomon Brothers National Tax Free Bond Fund’s Reorganization, which is expected to occur on March 2, 2007).

Q.	HOW CAN I VOTE?

A. In addition to voting by mail by returning the enclosed proxy card, you may also vote by either touch-tone telephone or online via the Internet, as follows:

To vote by touch-tone telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.

(3) Enter the control number set out on the proxy card and follow the simple instructions.	(3) Enter the control number set out on the proxy card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of your fund at the close of business on November 3, 2006, you are entitled to vote those shares, even if you are no longer a shareholder of the fund.

Q.	WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions on how to cast your vote, please call Computershare Fund Services, your fund’s proxy solicitor, at 866-402-1719.

Your vote is important. Please vote promptly to avoid the additional expense of another solicitation.

LEGG MASON PARTNERS SECTOR SERIES, INC.

Legg Mason Partners Technology Fund

LEGG MASON PARTNERS MUNICIPAL FUNDS

Legg Mason Partners National Municipals Fund

Legg Mason Partners Georgia Municipals Fund

Legg Mason Partners Florida Municipals Fund

SALOMON FUNDS TRUST

Salomon Brothers National Tax Free Bond Fund

LEGG MASON PARTNERS ARIZONA MUNICIPALS FUND, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on December 20, 2006

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of each of the above-referenced Funds (each an “Acquired Fund”), will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th floor, New York, New York 10022, on December 20, 2006, at 1:00 p.m., Eastern time, for the following purposes:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the applicable Acquired Fund, in exchange for shares of the corresponding Acquiring Fund listed opposite its name in the following chart to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund:

Acquired Fund	Acquiring Fund
Legg Mason Partners Technology Fund (formerly known as Smith Barney Technology Fund)	Legg Mason Partners Large Cap Growth Fund (formerly known as Smith Barney Large Capitalization Growth Fund)

Legg Mason Partners National Municipals Fund (formerly known as National Portfolio)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)

Legg Mason Partners Georgia Municipals Fund (formerly known as Georgia Portfolio)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)

Legg Mason Partners Arizona Municipals Fund, Inc. (formerly known as Smith Barney Arizona Municipals Fund Inc.)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)

Legg Mason Partners Florida Municipals Fund (formerly known as Florida Portfolio)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)

; and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of each Acquired Fund at the close of business on November 3, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

I

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

By Order of the Boards of Directors/Trustees,

Robert I. Frenkel

Secretary

November     , 2006

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

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The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 22, 2006

PROXY STATEMENT/PROSPECTUS

NOVEMBER     , 2006

PROXY STATEMENT FOR:

LEGG MASON PARTNERS SECTOR SERIES, INC.

Legg Mason Partners Technology Fund

LEGG MASON PARTNERS MUNICIPAL FUNDS

Legg Mason Partners National Municipals Fund

Legg Mason Partners Georgia Municipals Fund

Legg Mason Partners Florida Municipals Fund

SALOMON FUNDS TRUST

Salomon Brothers National Tax Free Bond Fund

LEGG MASON PARTNERS ARIZONA MUNICIPALS FUND, INC.

(collectively, the “Acquired Funds”)

125 Broad Street

New York, New York 10004

1-800-451-2010 for the Legg Mason Partners Funds

1-800-446-1013 for the Salomon Brothers Funds

PROSPECTUS FOR:

LEGG MASON PARTNERS INVESTMENT TRUST

Legg Mason Partners Large Cap Growth Fund

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND, INC.

(collectively, the “Acquiring Funds” and, with the Acquired Funds, the “Funds”)

125 Broad Street

New York, New York 10004

1-800-451-2010

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Trustees/Directors (each a “Board”) of each of the Acquired Funds for a Special Meeting of Shareholders of the Acquired Funds (each, a “Meeting”). Each Meeting will be held on December 20, 2006 at 1:00 p.m., Eastern time, at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th floor, New York, New York 10022. At the Meeting, shareholders of each Acquired Fund will be asked to consider and act upon the following:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization (a “Reorganization Agreement”), providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the applicable Acquired Fund, in exchange for shares of the corresponding Acquiring Fund listed opposite its name in the following chart to be distributed to the shareholders of the Acquired Fund (each, a “Reorganization” and collectively, the “Reorganizations”) and (ii) the subsequent termination of the Acquired Fund:

Acquired Fund	Acquiring Fund
Legg Mason Partners Technology Fund (formerly known as Smith Barney Technology Fund)	Legg Mason Partners Large Cap Growth Fund (formerly known as Smith Barney Large Capitalization Growth Fund)

Legg Mason Partners National Municipals Fund (formerly known as National Portfolio)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)

Legg Mason Partners Georgia Municipals Fund (formerly known as Georgia Portfolio)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)

Legg Mason Partners Arizona Municipals Fund, Inc. (formerly known as Smith Barney Arizona Municipals Fund Inc.)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)

Legg Mason Partners Florida Municipals Fund (formerly known as Florida Portfolio)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)

; and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Each Reorganization Agreement contemplates the transfer of all of the assets and the assumption of all of the liabilities of an Acquired Fund in exchange for shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund. Each Acquired Fund would then distribute to its shareholders the portion of the shares of the corresponding Acquiring Fund to which each such shareholder is entitled, with each shareholder receiving shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, each Acquired Fund would be terminated.

You are being asked to approve a Reorganization Agreement pursuant to which a Reorganization would be accomplished. Because shareholders of the Acquired Funds are being asked to approve a transaction that will result in their holding shares of the corresponding Acquiring Funds, this Proxy Statement also serves as a Prospectus for the Acquiring Funds.

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If a Reorganization Agreement is approved, the shareholders of the Acquired Fund will receive the shares of the Acquiring Fund according to the following chart:

Acquired Fund - Share Class Exchanged	Acquiring Fund - Share Class Received
Legg Mason Partners Technology Fund Share Class	Legg Mason Partners Large Cap Growth Fund Share Class
A	A
B	B
C	C

Legg Mason Partners National Municipals Fund Share Class	Legg Mason Partners Managed Municipals Fund, Inc. Share Class
A	A
B	B
C	C

Salomon Brothers National Tax Free Bond Fund Share Class	Legg Mason Partners Managed Municipals Fund, Inc. Share Class
A	A
B	B
C	C
O	Y

Legg Mason Partners Georgia Municipals Fund Share Class	Legg Mason Partners Managed Municipals Fund, Inc. Share Class
A	A
B	B
C	C

Legg Mason Partners Arizona Municipals Fund, Inc. Share Class	Legg Mason Partners Managed Municipals Fund, Inc. Share Class
A	A
B	B
C	C

Legg Mason Partners Florida Municipals Fund Share Class	Legg Mason Partners Managed Municipals Fund, Inc. Share Class
A	A
B	B
C	C

If a Reorganization is approved, each shareholder of each class of an Acquired Fund will receive shares of the corresponding class of the Acquiring Fund in the Reorganization, except that Class O shareholders of Salomon Brothers National Tax Free Bond Fund will receive Class Y shares of Legg Mason Partners Managed Municipals Fund, Inc.

No sales charge will be imposed on the Class A shares of an Acquiring Fund received by the Acquired Fund shareholders. After a Reorganization, any deferred sales charge that applied to a shareholder’s Class A (if applicable), Class B or Class C shares of the Acquired Fund at the time of a Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization. In calculating any applicable deferred sales charge, the period during which a shareholder held the Class B or Class C shares (and the holding periods applicable to certain purchases of Class A shares) of the Acquired Fund will be included in the holding period of the Acquiring Fund’s shares received as a result of the Reorganization. In addition, the deferred sales charges applicable to redemptions of shares of Legg Mason Partners Technology Fund, Legg Mason Partners Georgia Municipals Fund and Legg Mason Partners Arizona Municipals Fund, Inc. are being waived from July 12, 2006, the dates of the prospectus supplements announcing the potential Reorganizations, until the date of the closing of each Reorganization. Effective as of the close of business on July 12, 2006, Legg Mason Partners Technology Fund, Legg Mason Partners Georgia Municipals Fund and Legg Mason Partners Arizona Municipals Fund, Inc. were closed to all new purchases and incoming exchanges. Legg Mason Partners Technology Fund, Legg Mason Partners Georgia Municipals Fund and Legg Mason Partners Arizona Municipals Fund, Inc. will remain open

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for dividend reinvestment and Class B to Class A conversions. For more information about the classes of shares offered by the Funds, see “Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements” below and “Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” in Appendix B.

Shareholders should be aware that for those Reorganizations that contemplate the reorganization of two Acquired Funds into the same Acquiring Fund, if shareholders of one Acquired Fund approve the Reorganization Agreement for that Fund, the reorganization of that Fund will be effected, even if the shareholders of the other Acquired Fund do not approve its Reorganization Agreement. In addition, no Reorganization proposal is contingent on any other Reorganization proposal being approved by an Acquired Fund’s shareholders.

The Reorganizations are being structured as tax-free reorganizations for Federal income tax purposes. See “Information about the Reorganizations—Federal Income Tax Consequences” below. Shareholders should consult their tax advisors to determine the actual impact of the Reorganizations in light of their individual tax circumstances.

Each Fund is an open-end management investment company or a series of an open-end management investment company. The investment objectives and principal investment strategies of each Acquired Fund are comparable to those of the corresponding Acquiring Fund. There may be certain differences, however, in investment objectives, policies, strategies and principal risks. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Funds that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated November [    ], 2006 relating to this Proxy Statement/Prospectus and the Reorganizations has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Funds at the address listed above or calling Shareholder Services at 1-800-451-2010.

For more information regarding the Funds, see the current prospectuses and statements of additional information of the Funds (the “Fund SAIs”), listed in Appendix L, which have been filed with the SEC; the prospectus of each Acquired Fund and each Fund SAI is incorporated into this Proxy Statement/Prospectus by reference.

The most recent annual report and the semi-annual report next succeeding such annual report, if any, for each Fund, which highlight certain important information such as investment performance and expense and financial information and which have been filed with the SEC, are incorporated herein by reference. You may request a copy of the prospectus, Fund SAI, annual report and semi-annual report for each Fund by contacting Shareholder Services at 1-800-451-2010 (for the Legg Mason Partners Funds) or 1-800-446-1013 (for the Salomon Brothers Funds), by writing the Funds at the address listed above, or by visiting the Funds’ website at www.leggmason.com/InvestorServices.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

A copy of the form of Reorganization Agreement pertaining to each Reorganization accompanies this Proxy Statement/Prospectus as Appendix A.

The information contained herein concerning the Acquired Funds has been provided by, and is included herein in reliance upon, the Acquired Funds. The information contained herein concerning the Acquiring Funds has been provided by, and is included herein in reliance upon, the Acquiring Funds.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and each Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Reorganizations

At meetings held in June, July and August 2006, the Board of each Acquired Fund and the Board of each Acquiring Fund, including all of the Board members who are not “interested persons” of the Acquired Funds and the Acquiring Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”), unanimously approved the relevant Reorganization Agreement. Each Reorganization Agreement provides for:

1.	the transfer of all of the assets and the assumption of all of the liabilities of the applicable Acquired Fund in exchange for shares of the corresponding Acquiring Fund listed opposite its name in the following chart having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund;

Acquired Fund	Acquiring Fund
Legg Mason Partners Technology Fund (formerly known as Smith Barney Technology Fund)	Legg Mason Partners Large Cap Growth Fund (formerly known as Smith Barney Large Capitalization Growth Fund)

Legg Mason Partners National Municipals Fund (formerly known as National Portfolio)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)

Legg Mason Partners Georgia Municipals Fund (formerly known as Georgia Portfolio)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)

Legg Mason Partners Arizona Municipals Fund, Inc. (formerly known as Smith Barney Arizona Municipals Fund Inc.)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)

Legg Mason Partners Florida Municipals Fund (formerly known as Florida Portfolio)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)

2.	the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

3.	the termination of the Acquired Fund.

Each Reorganization Agreement is subject to approval by the shareholders of the applicable Acquired Fund. The Reorganizations, if approved by shareholders, are scheduled to be effective as of the close of business on February 2, 2007, except for Salomon Brothers National Tax Free Bond Fund’s Reorganization, which is expected to be effective as of the close of business on March 2, 2007, or on such later date as the parties may agree (“Closing Date”). As a result of the Reorganizations, each shareholder of an Acquired Fund will become the owner of the number of full and fractional shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business on the Closing Date. Shareholders of Class A shares, Class B shares and Class C shares of each Acquired Fund, as applicable, will receive the same class of shares of the applicable Acquiring Fund. Class O shareholders of Salomon Brothers National Tax Free Bond Fund will receive Class Y shares of Legg Mason Partners Managed Municipals Fund, Inc. See “Information about the Proposed Reorganizations” below. In addition, the deferred sales charges applicable to redemptions of shares of Legg Mason Partners Technology Fund, Legg Mason Partners Georgia Municipals Fund and Legg Mason Partners Arizona Municipals Fund, Inc. are being waived from July 12, 2006, the date of the prospectus supplements announcing the potential Reorganizations, until the date of the closing of each Reorganization. Effective as of the close of business on July 12, 2006, Legg Mason Partners Technology Fund, Legg Mason Partners Georgia Municipals Fund and Legg Mason Partners Arizona Municipals Fund, Inc. were closed to all new purchases and incoming exchanges. Legg Mason Partners Technology Fund, Legg Mason Partners Georgia Municipals Fund and Legg Mason Partners Arizona Municipals Fund, Inc. will remain open for dividend reinvestment and Class B to Class A conversions. For more information about the classes of shares offered by the Acquired and Acquiring Funds, see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” in Appendix B.

For the reasons set forth below in “Information about the Proposed Reorganizations—Reasons for the Reorganizations and Board Considerations,” the Board of each Acquired Fund, including all of the Independent Board Members, has concluded that the Reorganization of such Acquired Fund would be in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Boards, therefore, are hereby submitting the Reorganization Agreements to the shareholders of the Acquired Funds and recommend that shareholders of each Acquired Fund vote “FOR” the Reorganization Agreement effecting the Reorganization for that Fund. The Board of each Acquiring Fund has approved the Reorganization on behalf of the corresponding Acquiring Fund.

For each Acquired Fund, approval of the relevant Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund. See “Voting Information” below.

Prior to completion of a Reorganization, each Fund will have received an opinion from Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. Accordingly, no gain or loss should be recognized by an Acquired Fund or its shareholders as a result of the Reorganization of such Acquired Fund, and the aggregate tax basis of the Acquiring Fund shares received by each Acquired Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Acquired Fund shares. For more information about the Federal income tax consequences of the Reorganizations, see “Information about the Proposed Reorganizations—Federal Income Tax Consequences” below.

Some of the portfolio assets of an Acquired Fund may be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to the Acquired Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Certain Defined Terms Used in this Proxy Statement and Prospectus

All of the Funds are series of Massachusetts business trusts (the “Massachusetts Funds”), except Legg Mason Partners Technology Fund, which is a series of a Maryland Corporation, and Legg Mason Partners Arizona Municipals Fund, Inc. and Legg Mason Partners Managed Municipals Fund, Inc. which are Maryland corporations (the “Maryland Corporations”). For ease of reference and clarity of presentation, shares of common stock of the Maryland Corporations and beneficial interests of the Massachusetts Funds are hereinafter referred to as “shares,” and holders of shares are hereinafter referred to as “shareholders”; the Boards of Trustees overseeing the Massachusetts Funds and the Boards of Directors overseeing the Maryland Corporations are each referred to herein as a “Board” and collectively as the “Boards”; the Declarations of Trusts governing the Massachusetts Funds and the charters governing the Maryland Corporations, each as amended and supplemented, are referred to herein as a “declaration of trust”; the term “termination” refers to the termination and redemption for purposes of a portfolio of a Maryland corporation and for the purposes of a series of a Massachusetts business trust refers to the liquidation of the assets and the distribution of the remaining trust property to the shareholders in accordance with their respective rights.

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Acquired Funds and the Acquiring Funds. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds, including risks, appear later in this Proxy Statement/Prospectus, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management can be found in Appendix C. These discussions address the Funds’ “fundamental” investment policies, meaning those that can be changed only by shareholder vote. In each case, the investment objectives and principal investment strategies of the Acquiring Fund will apply following a Reorganization. More information can be found in each Fund’s prospectus and Fund SAI.

Legg Mason Partners Technology Fund (Acquired Fund) and Legg Mason Partners Large Cap Growth Fund (Acquiring Fund)

There are no material differences between the investment objectives of the Funds. The Acquiring Fund’s investment objective is long-term growth of capital and the Acquired Fund’s is long-term capital appreciation by investing primarily in common stocks.

The Acquiring Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. The Acquiring Fund may invest up to 10% of its net assets in the securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities, up to 20% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests and up to 20% of its assets in equity securities of companies with total market capitalizations below $5 billion.

The Acquired Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities of companies principally engaged in offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements. The Acquired Fund invests primarily in companies with medium and large market capitalizations. To a lesser extent, the Acquired Fund also may invest in common stocks of companies with small market capitalizations. In addition, the Acquired Fund may invest its assets in securities of foreign issuers in addition to securities of domestic issuers. The Acquired Fund may use derivatives (1) to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates, (2) to settle transactions in securities quoted in foreign currencies, (3) as a substitute for buying or selling securities and (4) as a cash flow management technique.

The primary differences between the Funds are as follows:

•	The Acquired Fund focuses on mid-cap and large-cap companies in the technology sector, while the Acquiring Fund focuses on large-cap companies across business sectors;

•	The Acquiring Fund may invest up to 10% of its net assets in the securities of foreign issuers directly while the Acquired Fund has no such restriction; and

•	The Acquiring Fund is diversified while the Acquired Fund is non-diversified, which means that the Acquired Fund may invest a greater percentage of its assets in a particular issuer.

The Acquired Fund and Acquiring Fund present similar risks. However, as a result of the Reorganization, Acquired Fund shareholders would no longer be subject to small capitalization company risk and non-diversification risk, and would be subject to a lesser extent to sector risk associated with technology companies.

Legg Mason Partners National Municipals Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

There are no material differences between the investment objectives of the Funds. The Acquiring Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital. The Acquired Fund seeks as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

The principal investment policies of both Funds have no material differences. Each Fund, as a matter of fundamental policy, under normal circumstances, invests at least 80% of its assets in municipal securities (or other investments with similar economic characteristics in the case of the Acquiring Fund), the income from which is exempt from regular federal income tax. Each Fund considers any investments in municipal obligations that pay interest subject to the federal alternative minimum tax (“AMT”) as part of the 80% of the Fund’s assets that must be invested in municipal securities. Municipal securities include securities issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities, which pay interest that is excluded from gross income for regular federal income tax purposes. The Acquired Fund may invest up to 20% of its assets in debt securities which are issued or guaranteed by the full faith and credit of the U.S. government. The Acquiring Fund may use derivatives to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates, as a substitute for buying or selling securities and as a cash flow management technique. Both Funds are diversified under the 1940 Act, which means that they are limited as to the percentage of assets that can be invested in the securities of a single issuer.

The same team of portfolio managers manages both Funds and employs the same investment strategy for selecting securities of each portfolio.

The primary differences between the Funds are as follows:

•	At least two-thirds of the municipal securities held by the Acquired Fund must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized statistical rating organization, while the Acquiring Fund requires that at least 80% of the municipal securities held by the Acquiring Fund be rated in the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the manager.

•	The Acquired Fund invests exclusively in municipal securities that are rated investment grade at the time of purchase or are of comparable quality if unrated, while the Acquiring Fund requires 80% of its assets to be invested in accordance with such restriction.

•	The Acquiring Fund may invest up to 20% of its assets in junk bonds while the Acquired Fund may not.

The Acquired Fund and Acquiring Fund present similar risks. As a result of the Reorganization, however, a shareholder in the Acquired Fund would also become subject to risks associated with investment in securities rated below investment grade and derivatives.

Salomon Brothers National Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

There are no material differences between the investment objectives of the Funds. The Acquiring Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital. The Acquired Fund seeks to maximize total return, consistent with the preservation of capital. However, the Acquiring Fund’s investment objective is a fundamental policy while the Acquired Fund’s is not. As a result, the Acquiring Fund may change its investment objective only with shareholder approval.

As a matter of fundamental policy, under normal circumstances, each Fund invests at least 80% of its assets in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax. Municipal securities include securities issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities, which pay interest that is excluded from gross income for regular federal income tax purposes. In addition, both Funds use derivatives to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates, as a substitute for buying or selling securities and as a cash flow management technique.

The primary differences between the Funds are as follows:

•	The Acquired Fund may not invest more than 20% of its assets in securities that pay interest subject to federal alternative minimum tax (“AMT”), while the Acquiring Fund has no limitation on the portion of its investments that may be invested in securities that pay interest subject to AMT.

•	The Acquiring Fund may invest up to 20% of its assets in junk bonds while the Acquired Fund may not.

•	The Acquired Fund’s dollar-weighted average maturity is normally expected to be in a long-term range (between ten and thirty years), while the Acquiring Fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities at the time of purchase of between three and thirty years.

•	The Acquiring Fund is diversified, while the Acquired Fund is non-diversified, which means that the Acquired Fund may invest a greater percentage of its assets in a particular issuer.

The Acquired Fund and Acquiring Fund present similar risks. As a result of the Reorganization, however, a shareholder in the Acquired Fund would also become subject to risks associated with investments in securities rated below investment grade and a greater exposure to AMT-subject paper, but would no longer be subject to non-diversification risk.

Legg Mason Partners Georgia Municipals Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

There are material differences between the investment objectives of the Funds. While the Acquiring Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital, the Acquired Fund seeks as high a level of income exempt from regular federal income taxes and Georgia personal income taxes as is consistent with prudent investing.

As a matter of fundamental policy, under normal circumstances, the Acquiring Fund invests at least 80% of its assets in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax, while the Acquired Fund invests at least 80% of its assets in Georgia municipal securities, the interest from which is exempt from regular federal income tax and Georgia state personal income taxes. Each Fund considers any investments in municipal obligations that pay interest subject to the federal alternative minimum tax (“AMT”) as part of the 80% of the Fund’s assets that must be invested in municipal securities. In the case of the Acquiring Fund, municipal securities include securities issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities, which pay interest that is excluded from gross income for regular federal income tax purposes. In the case of the Acquired Fund, Georgia municipal securities include securities issued by the State of Georgia and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax and Georgia state personal income taxes. Each Fund focuses primarily on intermediate-term and long-term municipal securities. The Acquired Fund may invest up to 20% of its assets in municipal securities of non-Georgia issuers. The Acquired Fund may also invest up to 20% of its assets in debt securities which are issued or guaranteed by the full faith and credit of the U.S. government. In addition, both Funds use derivatives to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates, as a substitute for buying or selling securities and as a cash flow management technique.

The same team of portfolio managers manages both Funds and employs the same investment strategy for selecting securities of each portfolio.

The primary differences between the Funds are as follows:

•	The Acquired Fund has an 80% investment policy of investing in Georgia municipal securities while the Acquiring Fund invests in various states.

•	The Acquiring Fund may invest up to 20% of its assets in junk bonds while the Acquired Fund may not invest in junk bonds.

•	The Acquiring Fund is diversified, while the Acquired Fund is non-diversified which means that the Acquired Fund may invest a greater percentage of its assets in a particular issuer.

•	At least two-thirds of the municipal securities held by the Acquired Fund must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized statistical rating organization, while the Acquiring Fund requires that at least 80% of the municipal securities held by the Acquiring Fund be rated in the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the manager.

The Acquired Fund and Acquiring Fund present similar risks. As a result of the Reorganization, however, a shareholder in the Acquired Fund would become subject to risks associated with investments in securities rated below investment grade, but would no longer be subject to state-specific risks and non-diversification risk.

Legg Mason Partners Arizona Municipals Fund, Inc. (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

There are material differences between the investment objectives of the Funds. While the Acquiring Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital, the Acquired Fund seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state income taxes as is consistent with the preservation of capital.

As a matter of fundamental policy, under normal circumstances, the Acquiring Fund invests at least 80% of its assets in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax, while the Acquired Fund invests at least 80% of its assets in Arizona municipal securities or other investments with similar economic characteristics the interest from which is exempt from income for regular federal income tax and from Arizona state personal income taxes. Each Fund considers any investments in municipal obligations that pay interest subject to the federal alternative minimum tax (“AMT”) as part of the 80% of the Fund’s assets that must be invested in municipal securities. In the case of the Acquiring Fund, municipal securities include securities issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities, which pay interest that is excluded from gross income for regular federal income tax purposes. In the case of the Acquired Fund, Arizona municipal securities include securities issued by the State of Arizona and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from income for regular federal income tax and from Arizona state personal income taxes. Each Fund focuses primarily on intermediate-term and long-term municipal securities. Each Fund can invest up to 20% of its assets in bonds rated below investment grade or in unrated securities determined to be of equivalent quality by the manager (commonly known as “junk bonds”). In addition, both Funds use derivatives to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates, as a substitute for buying or selling securities and as a cash flow management technique.

The same team of portfolio managers manages both Funds and employs the same investment strategy for selecting securities of each portfolio.

The primary differences between the Funds are as follows:

•	The Acquired Fund must invest at least 80% of its assets in securities paying interest exempt from Arizona income tax, while the Acquiring Fund has no similar restriction and has a nationwide focus.

•	The Acquiring Fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities at the time of purchase of from three to more than thirty years while the Acquired Fund focuses on such securities that have remaining maturities at the time of purchase ranging from three to more than twenty years.

The Acquired Fund and Acquiring Fund present similar risks. As a result of the Reorganization, however, a shareholder in the Acquired Fund would no longer be subject to state-specific risks.

Legg Mason Partners Florida Municipals Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

There are no material differences between the investment objectives of the Funds. The Acquiring Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital. The Acquired Fund seeks as high a level of income exempt from regular federal income taxes as is consistent with prudent investing.

As a matter of fundamental policy, under normal circumstances, the Acquiring Fund invests at least 80% of its assets in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax, while the Acquired Fund invests at least 80% of its assets in Florida municipal securities, the interest from which is excluded from gross income for regular federal income tax purposes and generally exempt for purposes of the Florida intangibles tax. Each Fund considers any investments in municipal obligations that pay interest subject to the federal alternative minimum tax (“AMT”) as part of the 80% of the Fund’s assets that must be invested in municipal securities. In the case of the Acquiring Fund, municipal securities include securities issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities, which pay interest that is excluded from gross income for regular federal income tax purposes. In the case of the Acquired Fund, Florida municipal securities include securities issued by the State of Florida and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is excluded from gross income for regular federal income tax purposes. The Acquired Fund generally favors municipal securities that enable its shares to be exempt from the Florida intangibles tax. Each Fund focuses primarily on intermediate-term and long-term municipal securities. The Acquired Fund may invest up to 20% of its assets in municipal securities of non-Florida issuers. The Acquired Fund may also invest up to 20% of its assets in debt securities which are issued or guaranteed by the full faith and credit of the U.S. government. In addition, both Funds use derivatives to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates, as a substitute for buying or selling securities and as a cash flow management technique.

The same team of portfolio managers manages both Funds and employs the same investment strategy for selecting securities of each portfolio.

The primary differences between the Funds are as follows:

•	The Acquired Fund must invest at least 80% of its assets in Florida municipal securities while the Acquiring Fund invests in municipal securities of various states.

•	The Acquiring Fund may invest up to 20% of its assets in junk bonds while the Acquired Fund may not invest in junk bonds.

•	At least two-thirds of the municipal securities held by the Acquired Fund must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized statistical rating organization, while the Acquiring Fund requires that at least 80% of the municipal securities held by the Acquiring Fund be rated in the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the manager.

•	The Acquiring Fund is diversified, while the Acquired Fund is non-diversified, which means that the Acquired Fund may invest a greater percentage of its assets in a particular issuer.

The Acquired Fund and Acquiring Fund present similar risks. As a result of the Reorganization, however, a shareholder in the Acquired Fund would become subject to risks associated with investment in securities rated below investment grade, but would no longer be subject to state-specific risks and non-diversification risk.

Effect on Expenses

This section summarizes the effect on the fees and expenses of the Acquired Funds in each Reorganization. Legg Mason has contractually agreed to cap total operating expenses for all of the Acquiring Funds after the Reorganization such that expenses will not increase above current levels paid by the applicable Acquiring Fund, as set forth below.

Legg Mason Partners Technology Fund (Acquired Fund) and Legg Mason Partners Large Cap Growth Fund (Acquiring Fund)

As a result of the Reorganization, total operating expenses paid by Acquired Fund shareholders are expected to decline for Class A shares from 1.92% (gross) and 1.50% (net of voluntary fee waivers) to 1.11%, for Class B shares from 2.57% (gross) and 2.25% (net of voluntary fee waivers) to 1.88% (net of contractual waivers in effect until at least April 1, 2008) and for Class C shares from 2.39% (gross) and 2.25% (net of voluntary fee waivers) to 1.85% (net of contractual waivers in effect until April 1, 2008).

Legg Mason Partners National Municipals Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

If the Reorganizations of each Acquired Fund merging into the Acquiring Fund are approved, total operating expenses for Class A shares are expected to increase from 0.65% to 0.67% (net of contractual waivers in effect until at least July 1, 2008). Total operating expenses for Class B shares are expected to increase from 1.16% to 1.18% (net of contractual waivers in effect until at least July 1, 2008). Total operating expenses paid by Acquired Fund shareholders are expected to increase for Class C shares from 1.20% to 1.22%.

If only this Reorganization is approved, and not the Reorganizations involving the other Acquired Funds, total operating expenses paid by Acquired Fund shareholders are expected to increase for Class A from 0.65% to 0.68%, for Class B from 1.16% to 1.19% (net of contractual waivers in effect until at least July 1, 2008) and for Class C from 1.20% to 1.22%.

Salomon Brothers National Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

If the Reorganizations of each Acquired Fund merging into the Acquiring Fund are approved, total operating expenses paid by Acquired Fund shareholders are expected to decline for Class A shares from 1.29% (gross) and 0.75% (net of voluntary fee waivers) to 0.67% (net of contractual fee waivers in effect until at least July 1, 2008), for Class B shares from 2.07% (gross) and 1.50% (net of voluntary fee waivers) to 1.18% (net of contractual waivers in effect until at least July 1, 2008), for Class C shares from 1.77% (gross) and 1.25% (net of voluntary fee waivers) to 1.22% and for Class O shares (which will be exchanged for Class Y shares of the combined fund) from 1.27% (gross) and 0.50% (net of voluntary fee waivers) to 0.50% (net of contractual waivers in effect until at least July 1, 2008).

If only this Reorganization is approved, and not the Reorganizations involving the other Acquired Funds, total operating expenses paid by Acquired Fund shareholders are expected to decline for Class A shares from 1.29% (gross) and 0.75% (net of voluntary fee waivers) to 0.70%, for Class B shares from 2.07% (gross) and 1.50% (net of voluntary fee waivers) to 1.22%, for Class C shares from 1.77% (gross) and 1.25% (net of voluntary fee waivers) to 1.24% and for Class O shares (which will be exchanged for Class Y shares of the combined fund) from 1.27% (gross) and 0.50% (net of voluntary fee waivers) to 0.50% (net of contractual waivers in effect until at least July 1, 2008).

Legg Mason Partners Georgia Municipals Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

If the Reorganizations of each Acquired Fund merging into the Acquiring Fund are approved, total operating expenses paid by Acquired Fund shareholders are expected to decline for Class A shares from 0.74% to 0.67% (net of contractual fee waivers effective until at least July 1, 2008), for Class B shares from 1.32% (gross) and 1.30% (net of voluntary fee waivers) to 1.18% (net of contractual fee waivers in effect until at least July 1, 2008) and for Class C shares from 1.33% to 1.22%.

If only this Reorganization is approved, and not the Reorganizations involving the other Acquired Funds, total operating expenses paid by Acquired Fund shareholders are expected to decline for Class A shares from 0.74% to 0.70%, for Class B shares from 1.32% (gross) and 1.30% (net of voluntary fee waivers) to 1.22% and for Class C shares from 1.33% to 1.24%.

Legg Mason Partners Arizona Municipals Fund, Inc. (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

If the Reorganizations of each Acquired Fund merging into the Acquiring Fund are approved total operating expenses paid by Acquired Fund shareholders are expected to decline for Class A shares from 1.03% (gross) and 0.75% (net of management fee waivers and/or expense reimbursements) to 0.67% (net of contractual fee waivers in effect until at least July 1, 2008), for Class B shares from 1.64% (gross) and 1.36% (net of management fee waivers and/or expense reimbursements) to 1.18% (net of contractual fee waivers in effect until at least July 1, 2008) and for Class C shares from 1.61% (gross) and 1.33% (net of management fee waivers and/or expense reimbursements) to 1.22%.

If only this Reorganization is approved, and not the Reorganizations involving the other Acquired Funds, total operating expenses paid by Acquired Fund shareholders are expected to decline for Class A shares from 1.03% (gross) and 0.75% (net of management fee waivers and/or expense reimbursements) to 0.70%, for Class B shares from 1.64% (gross) and 1.36% (net of management fee waivers and/or expense reimbursements) to 1.22% and for Class C shares from 1.61% (gross) and 1.33% (net of management fee waivers and/or expense reimbursements) to 1.24%.

Legg Mason Partners Florida Municipals Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

If the Reorganizations of each Acquired Fund merging into the Acquiring Fund are approved, total operating expenses paid by Acquired Fund shareholders are expected to decline for Class A shares from 0.71% to 0.67% (net of contractual fee waivers in effect until at least July 1, 2008), for Class B shares from 1.25% to 1.18% (net of contractual fee waivers in effect until at least July 1, 2008) and for Class C shares from 1.27% to 1.22%.

If only this Reorganization is approved, and not the Reorganizations involving the other Acquired Funds, total operating expenses paid by Acquired Fund shareholders are expected to decline for Class A shares from 0.71% to 0.69%, for Class B shares from 1.25% to 1.21% and for Class C shares from 1.27% to 1.23%.

Fee Tables and Expense Examples

The tables below (1) compare the estimated fees and expenses of each class of each Fund, as of June 30, 2006, and (2) show the estimated fees and expenses of each class of each combined Fund, on a pro forma basis, as if the Reorganizations occurred on June 30, 2006.

The estimates are based on contracts and agreements in effect as of June 30, 2006 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of June 30, 2006. Accordingly, the actual fees and expenses of each class of each Fund and each combined Fund as of the Closing Date of the Reorganizations may differ from those reflected in the tables below due to changes in net assets from those at June 30, 2006.

Changes in net assets may result from purchases and redemptions of Fund shares, market appreciation or depreciation, and other factors occurring between that date and the Closing Date of the Reorganizations. As a general matter, changes (positive or negative) in any Fund’s expense ratios resulting from fluctuations in an Acquired or Acquiring Fund’s net assets will be borne by the shareholders of the Fund and the combined Fund. For information concerning the net assets of each Fund and class as of December 31, 2005, please see “Capitalization.”

FEE TABLES AND EXPENSE EXAMPLES

Legg Mason Partners Technology Fund (Acquired Fund) and Legg Mason Partners Large Cap Growth Fund (Acquiring Fund)

The estimated expenses of Legg Mason Partners Technology Fund and Legg Mason Partners Large Cap Growth Fund as of June 30, 2006 and pro forma expenses following the proposed Reorganization are set forth below.

	Pre-Reorganization				Pre-Reorganization
	Legg Mason Partners Technology Fund*		Legg Mason Partners Large Cap Growth Fund*	Legg Mason Partners Large Cap Growth Fund Pro Forma Combined Fund*†	Legg Mason Partners Technology Fund*		Legg Mason Partners Large Cap Growth Fund*		Legg Mason Partners Large Cap Growth Fund Pro Forma Combined Fund*
	Class A		Class A	Class A	Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.00%		5.00%	5.75%	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None (a)	None (a)	5.00	%(c)	5.00	%(c)	5.00	%(c)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.85%		0.72%	0.72%	0.85%		0.72%		0.72%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%	0.25%	1.00%		1.00%		1.00%
Other Expenses	0.82%		0.14%	0.14%	0.72%		0.16%		0.18%

Total Annual Fund Operating Expenses	1.92	%(b)	1.11%	1.11%	2.57	%(b)	1.88%		1.90%

Fee Waiver and/or Expense Reimbursement	N/A		N/A	N/A	N/A		N/A		-0.02%

Net Total Annual Fund Operating Expenses	N/A		N/A	N/A	N/A		N/A		1.88	%(d)

	Pre-Reorganization
	Legg Mason Partners Technology Fund*		Legg Mason Partners Large Cap Growth Fund*	Legg Mason Partners Large Cap Growth Fund Pro Forma Combined Fund*
	Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.85%		0.72%	0.72%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%	1.00%
Other Expenses	0.54%		0.13%	0.14%

Total Annual Fund Operating Expenses	2.39	%(b)	1.85%	1.86%

Fee Waiver and/or Expense Reimbursement	N/A		N/A	-0.01%

Net Total Annual Fund Operating Expenses	N/A		N/A	1.85 (d)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006, and the impact of new investment management fee for Legg Mason Partners Large Cap Growth Fund that went into effect October 1, 2005.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
(a)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge up to 1.00%.
(b)	Management has agreed to voluntarily cap expenses at 1.50%, 2.25% and 2.25% for Class A, Class B, and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(c)	The deferred sales charge on Class B shares declines by 1.00% per year until no deferred sales charge is incurred.
(d)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.88% for Class B and 1.85% for Class C until April 1, 2008.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Technology Fund	$685	$1,073	$1,485	$2,631
Legg Mason Partners Large Cap Growth Fund	$607	$834	$1,079	$1,780
Legg Mason Partners Large Cap Growth Fund Pro Forma Combined Fund†	$681	$906	$1,149	$1,845

Class B:
Legg Mason Partners Technology Fund	$760	$1,099	$1,465	$2,746	*
Legg Mason Partners Large Cap Growth Fund	$690	$889	$1,113	$1,994	*
Legg Mason Large Cap Growth Fund Pro Forma Combined Fund	$690	$893	$1,122	$2,009	*

Class C:
Legg Mason Partners Technology Fund	$342	$745	$1,275	$2,726
Legg Mason Partners Large Cap Growth Fund	$287	$579	$997	$2,163
Legg Mason Partners Large Cap Growth Fund Pro Forma Combined Fund	$287	$581	$1,001	$2,172

Assuming the investor does not redeem his or her shares:
	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Technology Fund	$685	$1,073	$1,485	$2,631
Legg Mason Partners Large Cap Growth Fund	$607	$834	$1,079	$1,780
Legg Mason Partners Large Cap Growth Fund Pro Forma Combined Fund†	$681	$906	$1,149	$1,845

Class B:
Legg Mason Partners Technology Fund	$260	$799	$1,365	$2,746	*
Legg Mason Partners Large Cap Growth Fund	$190	$589	$1,013	$1,994	*
Legg Mason Partners Large Cap Growth Fund Pro Forma Combined Fund	$190	$593	$1,022	$2,009	*

Class C:
Legg Mason Partners Technology Fund	$242	$745	$1,275	$2,726
Legg Mason Partners Large Cap Growth Fund	$187	$579	$997	$2,163
Legg Mason Partners Large Cap Growth Fund Pro Forma Combined Fund	$187	$581	$1,001	$2,172

*	Assumes conversion to Class A Shares approximately eight years after purchase.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.

Legg Mason Partners National Municipals Fund, Salomon Brothers National Tax Free Bond Fund, Legg Mason Partners Georgia Municipals Fund, Legg Mason Partners Arizona Municipals Fund, Inc. and Legg Mason Partners Florida Municipals Fund (Acquired Funds) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

The estimated expenses of Legg Mason Partners National Municipals Fund, Salomon Brothers National Tax Free Bond Fund, Legg Mason Partners Georgia Municipals Fund, Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners Florida Municipals Fund and Legg Mason Partners Managed Municipals Fund, Inc. as of June 30, 2006 and pro forma expenses following the proposed Reorganization are set forth below.

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@
	Class A		Class A	Class A		Class A		Class A		Class A	Class A
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%	4.00%		4.00%		4.00%		4.00%	4.25%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None (a)	None	(b)	None	(a)	None	(a)	None (a)	None	(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%	0.50%		0.45%		0.50%		0.49%	0.47%
Distribution and/or Service (12b-1) Fees	0.15%		0.15%	0.25%		0.15%		0.15%		0.15%	0.15%
Other Expenses	0.38%		0.05%	0.54%		0.14%		0.06%		0.06%	0.06%

Total Annual Fund Operating Expenses	1.03	%(c)	0.65%	1.29	%(d)	0.74	%(e)	0.71	%(f)	0.70%	0.68%

Fee Waiver and/or Expense Reimbursement	N/A		N/A	N/A		N/A		N/A		N/A	-0.01%

Net Total Annual Fund Operating Expenses	N/A		N/A	N/A		N/A		N/A		N/A	0.67	%(g)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@#
	Class B		Class B		Class B		Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	4.50	%(h)	4.50	%(h)	4.00	%(i)	4.50	%(h)	4.50	%(h)	4.50	%(h)	4.50	%(h)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.50%		0.45%		0.50%		0.49%		0.47%
Distribution and/or Service (12b-1) Fees	0.65%		0.65%		1.00%		0.65%		0.65%		0.65%		0.65%
Other Expenses	0.49%		0.06%		0.57%		0.22%		0.10%		0.08%		0.08%

Total Annual Fund Operating Expenses	1.64	%(c)	1.16%		2.07	%(d)	1.32	%(e)	1.25	%(f)	1.22%		1.20%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A		N/A		N/A		N/A		-0.02%

Net Total Annual Fund Operating Expenses	N/A		N/A		N/A		N/A		N/A		N/A		1.18	%(g)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C		Class C	Class C		Class C		Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None		None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%	1.00%		1.00%		1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%	0.50%		0.45%		0.50%		0.49%	0.47%
Distribution and/or Service (12b-1) Fees	0.70%		0.70%	0.75%		0.70%		0.70%		0.70%	0.70%
Other Expenses	0.41%		0.05%	0.52%		0.18%		0.07%		0.05%	0.05%

Total Annual Fund Operating Expenses	1.61	%(c)	1.20%	1.77	%(d)	1.33	%(e)	1.27	%(f)	1.24%	1.22%

	Pre-Reorganization
	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class O**		Class Y	Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.49%	0.47%
Distribution and/or Service (12b-1) Fees	0.00%		0.00%	0.00%
Other Expenses	0.77%		0.03%	0.03%

Total Annual Fund Operating Expenses	1.27	%(d)	0.52%	0.50%

Fee Waiver and/or Expense Reimbursement	N/A		N/A	N/A

Net Total Annual Fund Operating Expenses	N/A		N/A	0.50	%(g)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of each Acquired Fund approve the Reorganization into the Acquiring Fund.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the reorganization.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C at the same rate as it waives fees and/or reimburses expenses for Class A. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.75%, 1.50%, 1.25% and 0.50% for Class A, Class B, Class C and Class O shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	Management has agreed to voluntarily cap expenses at 0.80%, 1.30% and 1.35% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(f)	Management has agreed to voluntarily cap expenses at 0.85%, 1.35% and 1.40% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(g)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.67% for Class A, 1.18% for Class B and 0.50% for Class Y until July 1, 2008.
(h)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(i)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charges is incurred after six years.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$491	$632	$787	$1,234

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$617	$817	$991	$1,780	*
Legg Mason Partners National Municipals Fund	$568	$668	$737	$1,266	*
Salomon Brothers National Tax Free Bond Fund	$610	$849	$1,214	$2,108	**
Legg Mason Partners Georgia Municipals Fund	$584	$718	$823	$1,430	*
Legg Mason Partners Florida Municipals Fund	$577	$696	$786	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†@	$570	$679	$758	$1,309	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$264	$508	$876	$1,911
Legg Mason Partners National Municipals Fund	$222	$381	$660	$1,455
Salomon Brothers National Tax Free Bond Fund	$280	$558	$960	$2,108
Legg Mason Partners Georgia Municipals Fund	$235	$421	$728	$1,600
Legg Mason Partners Florida Municipals Fund	$229	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$224	$387	$670	$1,477

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$160	$279	$629

Assuming the investor does not redeem his or her shares:
	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$491	$632	$787	$1,234

	1 Year	3 Years	5 Years	10 Years
Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$167	$517	$891	$1,780	*
Legg Mason Partners National Municipals Fund	$118	$368	$637	$1,266	*
Salomon Brothers National Tax Free Bond Fund	$210	$649	$1,114	$2,108	**
Legg Mason Partners Georgia Municipals Fund	$134	$418	$723	$1,430	*
Legg Mason Partners Florida Municipals Fund	$127	$396	$686	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$120	$379	$658	$1,309	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$164	$508	$876	$1,911
Legg Mason Partners National Municipals Fund	$122	$381	$660	$1,455
Salomon Brothers National Tax Free Bond Fund	$180	$558	$960	$2,085
Legg Mason Partners Georgia Municipals Fund	$135	$421	$728	$1,600
Legg Mason Partners Florida Municipals Fund	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,477

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$160	$279	$629

*	Assumes conversion to Class A Shares approximately eight years after purchase.
**	Assumes conversion to Class A Shares approximately seven years after purchase.
***	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.
@	Class B shares received by shareholders of Salomon Brothers National Tax Free Bond Fund in the Reorganization will continue to have the deferred sales charges that were in effect before the Reorganization. For shares received in the Reorganization, the 1 year, 3 year, 5 year and 10 year expenses are $520, $579, $758 and $1,240, respectively. Class B shares purchased following the Reorganization will be subject to the deferred sales charge schedule for the Pro Forma Combined Fund.

Legg Mason Partners National Municipals Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

The estimated expenses of Legg Mason Partners National Municipals Fund and Legg Mason Partners Managed Municipals Fund, Inc. as of June 30, 2006 and pro forma expenses following the proposed Reorganization are set forth below.

	Pre-Reorganization			Pre-Reorganization
	Legg Mason Partners National Municipals Fund*	Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†	Legg Mason Partners National Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*
	Class A	Class A	Class A	Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%	4.00%	4.25%	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None (a)	None (a)	None (b)	4.50	%(c)	4.50	%(c)	4.50	%(c)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%	0.49%	0.48%	0.45%		0.49%		0.48%
Distribution and/or Service (12b-1) Fees	0.15%	0.15%	0.15%	0.65%		0.65%		0.65%
Other Expenses	0.05%	0.06%	0.05%	0.06%		0.08%		0.07%

Total Annual Fund Operating Expenses	0.65%	0.70%	0.68%	1.16%		1.22%		1.20%

Fee Waiver and/or Expense Reimbursement	N/A	N/A	N/A	N/A		N/A		-0.01%

Net Total Annual Fund Operating Expenses	N/A	N/A	N/A	N/A		N/A		1.19	%(d)

	Pre-Reorganization
	Legg Mason Partners National Municipals Fund*	Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*
	Class C	Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%	0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.70%	0.70%	0.70%
Other Expenses	0.05%	0.05%	0.04%

Total Annual Fund Operating Expenses	1.20%	1.24%	1.22%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(d)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.19% for Class B until July 1, 2008.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$633	$788	$1,235

Class B:
Legg Mason Partners National Municipals Fund	$568	$668	$737	$1,266	*
Legg Mason Partners Managed Municipals Fund	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$571	$680	$759	$1,310	*

Class C:
Legg Mason Partners National Municipals Fund	$222	$381	$660	$1,455
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$224	$387	$670	$1,477

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$633	$788	$1,235

Class B:
Legg Mason Partners National Municipals Fund	$118	$368	$637	$1,266	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$121	$380	$659	$1,310	*

Class C:
Legg Mason Partners National Municipals Fund	$122	$381	$660	$1,455
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,477

*	Assumes conversion to Class A Shares approximately eight years after purchase.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.

Legg Mason Partners Arizona Municipals Fund, Inc. (Acquired Fund) and Legg Mason Partners National Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization					Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*	Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@

	Class A		Class A	Class A	Class A	Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%	4.00%	4.25%	None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None (a)	None (a)	None (b)	4.50	%(d)	4.50	%(d)	4.50	%(d)	4.50	%(d)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%	0.49%	0.48%	0.50%		0.45%		0.49%		0.48%
Distribution and/or Service (12b-1) Fees	0.15%		0.15%	0.15%	0.15%	0.65%		0.65%		0.65%		0.65%
Other Expenses	0.38%		0.05%	0.06%	0.05%	0.49%		0.06%		0.08%		0.07%

Total Annual Fund Operating Expenses	1.03	%(c)	0.65%	0.70%	0.68%	1.64%		1.16%		1.22%		1.20%

Fee Waiver and/or Expense Reimbursement	N/A		N/A	N/A	N/A	N/A		N/A		N/A		-0.01%

Net Total Annual Fund Operating Expenses	N/A		N/A	N/A	N/A	N/A	(c)	N/A		N/A		1.19	%(e)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*	Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@

	Class C		Class C	Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%	0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.70%		0.70%	0.70%	0.70%
Other Expenses	0.41%		0.05%	0.05%	0.04%

Total Annual Fund Operating Expenses	1.61	%(c)	1.20%	1.24%	1.22%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Legg Mason Partners Arizona Municipals Fund, Inc. and Legg Mason Partners National Municipals Fund approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C at the same rate as it waives fees and/or reimburses expenses for Class A. Voluntary expense caps can be changed or discontinued at any time.
(d)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(e)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.19% for Class B until July 1, 2008.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$633	$788	$1,235

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$617	$817	$991	$1,780	*
Legg Mason Partners National Municipals Fund	$568	$668	$737	$1,266	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$571	$680	$759	$1,310	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$264	$508	$876	$1,911
Legg Mason Partners National Municipals Fund	$222	$381	$660	$1,455
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$224	$387	$670	$1,477

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$633	$788	$1,235

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$167	$517	$891	$1,780	*
Legg Mason Partners National Municipals Fund	$118	$368	$637	$1,266	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$121	$380	$659	$1,310	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$164	$508	$876	$1,911
Legg Mason Partners National Municipals Fund	$122	$381	$660	$1,455
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,477

*	Assumes conversion to Class A Shares approximately eight years after purchase.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.

Legg Mason Partners National Municipals Fund (Acquired Fund) and Salomon Brothers National Tax Free Bond Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization					Pre-Reorganization
	Legg Mason Partners National Municipals Fund*	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@	Legg Mason Partners National Municipals Fund*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@#
	Class A	Class A		Class A	Class A	Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%	4.00%		4.00%	4.25%	None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None (a)	None	(b)	None (a)	None (b)	4.50	%(d)	4.00	%(e)	4.50	%(d)	4.50	%(d)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%	0.50%		0.49%	0.48%	0.45%		0.50%		0.49%		0.48%
Distribution and/or Service (12b-1) Fees	0.15%	0.25%		0.15%	0.15%	0.65%		1.00%		0.65%		0.65%
Other Expenses	0.05%	0.54%		0.06%	0.05%	0.06%		0.57%		0.08%		0.07%

Total Annual Fund Operating Expenses	0.65%	1.29	%(c)	0.70%	0.68%	1.16%		2.07	%(c)	1.22%		1.20%

Fee Waiver and/or Expense Reimbursement	N/A	N/A		N/A	N/A	N/A		N/A		N/A		-0.01%

Net Total Annual Fund Operating Expenses	N/A	N/A		N/A	N/A	N/A		N/A		N/A		1.19	%(f)

	Pre-Reorganization					Pre-Reorganization
	Legg Mason Partners National Municipals Fund*	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C	Class C		Class C	Class C	Class O**		Class Y	Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None		None	None	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%	1.00%		1.00%	1.00%	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%	0.50%		0.49%	0.48%	0.50%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.70%	0.75%		0.70%	0.70%	0.00%		0.00%	0.00%
Other Expenses	0.05%	0.52%		0.05%	0.04%	0.77%		0.03%	0.03%

Total Annual Fund Operating Expenses	1.20%	1.77	%(c)	1.24%	1.22%	1.27	%(c)	0.52%	0.51%

Fee Waiver and/or Expense Reimbursement	N/A	N/A		N/A	N/A	N/A		N/A	-0.01%

Net Total Annual Fund Operating Expenses	N/A	N/A		N/A	N/A	N/A		N/A	0.50	%(f)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Legg Mason Partners National Municipals Fund and Salomon Brothers National Tax Free Bond Fund approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily cap expenses at 0.75%, 1.50%, 1.25% and 0.50% for Class A, Class B, Class C and Class O shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(d)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(e)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charges is incurred after six years.
(f)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.19% for Class B and 0.50% for Class Y until July 1, 2008.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$633	$788	$1,235

Class B:
Legg Mason Partners National Municipals Fund	$568	$668	$737	$1,266	*
Salomon Brothers National Tax Free Bond Fund	$610	$849	$1,214	$2,108	**
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†@	$571	$680	$759	$1,310	*

Class C:
Legg Mason Partners National Municipals Fund	$222	$381	$660	$1,455
Salomon Brothers National Tax Free Bond Fund	$280	$558	$960	$2,108
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$224	$387	$670	$1,477

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$162	$283	$638

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$633	$788	$1,235

Class B:
Legg Mason Partners National Municipals Fund	$118	$368	$637	$1,266	*
Salomon Brothers National Tax Free Bond Fund	$210	$649	$1,114	$2,108	**
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$121	$380	$659	$1,310	*

Class C:
Legg Mason Partners National Municipals Fund	$122	$381	$660	$1,455
Salomon Brothers National Tax Free Bond Fund	$180	$558	$960	$2,085
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,477

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$162	$283	$638

*	Assumes conversion to Class A Shares approximately eight years after purchase.
**	Assumes conversion to Class A Shares approximately seven years after purchase.
***	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.
@	Class B shares received by shareholders of Salomon Brothers National Tax Free Bond Fund in the Reorganization will continue to have the deferred sales charges that were in effect before the reorganization. For shares received in the Reorganization, the 1 year, 3 year, 5 year and 10 year expenses are $521, $580, $759 and $1,241, respectively. Class B shares purchased following the Reorganization will be subject to the deferred sales charge schedule for the Pro Forma Combined Fund.

Legg Mason Partners National Municipals Fund (Acquired Fund) and Legg Mason Partners Georgia Municipals Fund (Acquired Fund)/ Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization					Pre-Reorganization
	Legg Mason Partners National Municipals Fund*	Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@	Legg Mason Partners National Municipals Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@

	Class A	Class A		Class A	Class A	Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%	4.00%		4.00%	4.25%	None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None (a)	None	(a)	None (a)	None (b)	4.50	%(d)	4.50	%(d)	4.50	%(d)	4.50	%(d)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%	0.45%		0.49%	0.48%	0.45%		0.45%		0.49%		0.48%
Distribution and/or Service (12b-1) Fees	0.15%	0.15%		0.15%	0.15%	0.65%		0.65%		0.65%		0.65%
Other Expenses	0.05%	0.14%		0.06%	0.05%	0.06%		0.22%		0.08%		0.07%

Total Annual Fund Operating Expenses	0.65%	0.74	%(c)	0.70%	0.68%	1.16%		1.32	%(c)	1.22%		1.20%

Fee Waiver and/or Expense Reimbursement	N/A	N/A		N/A	N/A	N/A		N/A		N/A		-0.01%

Net Total Annual Fund Operating Expenses	N/A	N/A		N/A	N/A	N/A		N/A		N/A		1.19	%(e)

	Pre-Reorganization
	Legg Mason Partners National Municipals Fund*	Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@

	Class C	Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%	1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%	0.45%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.70%	0.70%		0.70%	0.70%
Other Expenses	0.05%	0.18%		0.05%	0.04%

Total Annual Fund Operating Expenses	1.20%	1.33	%(c)	1.24%	1.22%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Legg Mason Partners National Municipals Fund and Legg Mason Partners Georgia Municipals Fund approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily cap expenses at 0.80%, 1.30% and 1.35% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(d)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(e)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.19% for Class B until July 1, 2008.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$633	$788	$1,235

Class B:
Legg Mason Partners National Municipals Fund	$568	$668	$737	$1,266	*
Legg Mason Partners Georgia Municipals Fund	$584	$718	$823	$1,430	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$571	$680	$759	$1,310	*

Class C:
Legg Mason Partners National Municipals Fund	$222	$381	$660	$1,455
Legg Mason Partners Georgia Municipals Fund	$235	$421	$728	$1,600
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$224	$387	$670	$1,477

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$633	$788	$1,235

Class B:
Legg Mason Partners National Municipals Fund	$118	$368	$637	$1,266	*
Legg Mason Partners Georgia Municipals Fund	$134	$418	$723	$1,430	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$121	$380	$659	$1,310	*

Class C:
Legg Mason Partners National Municipals Fund	$122	$381	$660	$1,455
Legg Mason Partners Georgia Municipals Fund	$135	$421	$728	$1,600
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,477

*	Assumes conversion to Class A Shares approximately eight years after purchase.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.

Legg Mason Partners National Municipals Fund (Acquired Fund) and Legg Mason Partners Florida Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization						Pre-Reorganization
	Legg Mason Partners National Municipals Fund*	Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@		Legg Mason Partners National Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class A	Class A		Class A	Class A		Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%	4.00%		4.00%	4.25%		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None (a)	None	(a)	None (a)	None	(b)	4.50	%(e)	4.50	%(e)	4.50	%(e)	4.50	%(e)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%	0.50%		0.49%	0.47%		0.45%		0.50%		0.49%		0.47%
Distribution and/or Service (12b-1) Fees	0.15%	0.15%		0.15%	0.15%		0.65%		0.65%		0.65%		0.65%
Other Expenses	0.05%	0.06%		0.06%	0.06%		0.06%		0.10%		0.08%		0.08%

Total Annual Fund Operating Expenses	0.65%	0.71	%(c)	0.70%	0.68%		1.16%		1.25	%(c)	1.22%		1.20%

Fee Waiver and/or Expense Reimbursement	N/A	N/A		N/A	-0.01%		N/A		N/A		N/A		-0.02%

Net Total Annual Fund Operating Expenses	N/A	N/A		N/A	0.67	%(d)	N/A		N/A		N/A		1.18	%(d)

	Pre-Reorganization
	Legg Mason Partners National Municipals Fund*	Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C	Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%	1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%	0.50%		0.49%	0.47%
Distribution and/or Service (12b-1) Fees	0.70%	0.70%		0.70%	0.70%
Other Expenses	0.05%	0.07%		0.05%	0.05%

Total Annual Fund Operating Expenses	1.20%	1.27	%(c)	1.24%	1.22%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Legg Mason Partners National Municipals Fund and Legg Mason Partners Florida Municipals Fund approve the Reorganization into the Legg Mason Managed Municipals Fund, Inc.

(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily cap expenses at 0.85%, 1.35% and 1.40% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.67% for Class A and 1.18% for Class B until July 1, 2008.
(e)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$491	$632	$787	$1,234

Class B:
Legg Mason Partners National Municipals Fund	$568	$668	$737	$1,266	*
Legg Mason Partners Florida Municipals Fund	$577	$696	$786	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$570	$679	$758	$1,309	*

Class C:
Legg Mason Partners National Municipals Fund	$222	$381	$660	$1,455
Legg Mason Partners Florida Municipals Fund	$229	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$224	$387	$670	$1,477

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$491	$632	$787	$1,234

Class B:
Legg Mason Partners National Municipals Fund	$118	$368	$637	$1,266	*
Legg Mason Partners Florida Municipals Fund	$127	$396	$686	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$120	$379	$658	$1,309	*

Class C:
Legg Mason Partners National Municipals Fund	$122	$381	$660	$1,455
Legg Mason Partners Florida Municipals Fund	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,477

*	Assumes conversion to Class A Shares approximately eight years after purchase. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.

Legg Mason Partners Arizona Municipals Fund (Acquired Fund) and Legg Mason Partners National Municipals Fund (Acquired Fund) and Salomon Brothers National Tax Free Bond Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@
	Class A		Class A		Class A		Class A		Class A
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%		4.00%		4.00%		4.25%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(a)	None	(b)	None	(a)	None	(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.50%		0.49%		0.48%
Distribution and/or Service (12b-1) Fees	0.15%		0.15%		0.25%		0.15%		0.15%
Other Expenses	0.38%		0.05%		0.54%		0.06%		0.05%

Total Annual Fund Operating Expenses	1.03	%(c)	0.65%		1.29	%(d)	0.70%		0.68%

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@#
	Class B		Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	4.50	%(e)	4.50	%(e)	4.00	%(f)	4.50	%(e)	4.50	%(e)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.50%		0.49%		0.48%
Distribution and/or Service (12b-1) Fees	0.65%		0.65%		1.00%		0.65%		0.65%
Other Expenses	0.49%		0.06%		0.57%		0.08%		0.07%

Total Annual Fund Operating Expenses	1.64	%(c)	1.16%		2.07	%(d)	1.22%		1.20%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A		N/A		-0.01%

Net Total Annual Fund Operating Expenses	N/A		N/A		N/A		N/A		1.19	%(g)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C		Class C	Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%	1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%	0.50%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.70%		0.70%	0.75%		0.70%	0.70%
Other Expenses	0.41%		0.05%	0.52%		0.05%	0.04%

Total Annual Fund Operating Expenses	1.61	%(c)	1.20%	1.77	%(d)	1.24%	1.22%

Fee Waiver and/or Expense Reimbursement	N/A		N/A	N/A		N/A	N/A

Net Total Annual Fund Operating Expenses	N/A		N/A	N/A		N/A	N/A

	Pre-Reorganization
	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class O**		Class Y	Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.00%		0.00%	0.00%
Other Expenses	0.77%		0.03%	0.03%

Total Annual Fund Operating Expenses	1.27	%(d)	0.52%	0.51%

Fee Waiver and/or Expense Reimbursement	N/A		N/A	-0.01%

Net Total Annual Fund Operating Expenses	N/A		N/A	0.50	%(g)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners National Municipals Fund and Salomon Brothers National Tax Free Bond approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C at the same rate as it waives fees and/or reimburses expenses for Class A. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.75%, 1.50%, 1.25% and 0.50% for Class A, Class B, Class C and Class O shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(f)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charges is incurred after six years.
(g)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.19% for Class B and 0.50% for Class Y until July 1, 2008.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$633	$788	$1,235

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$617	$817	$991	$1,780	*
Legg Mason Partners National Municipals Fund	$568	$668	$737	$1,266	*
Salomon Brothers National Tax Free Bond Fund	$610	$849	$1,214	$2,108	**
Legg Mason Partners Managed Municipals Fund	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†@	$571	$680	$759	$1,310	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$264	$508	$876	$1,911
Legg Mason Partners National Municipals Fund	$222	$381	$660	$1,455
Salomon Brothers National Tax Free Bond Fund	$280	$558	$960	$2,108
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$224	$387	$670	$1,477

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$162	$283	$638

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$633	$788	$1,235

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$167	$517	$891	$1,780	*
Legg Mason Partners National Municipals Fund	$118	$368	$637	$1,266	*
Salomon Brothers National Tax Free Bond Fund	$210	$649	$1,114	$2,108	**
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$121	$380	$659	$1,310	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$164	$508	$876	$1,911
Legg Mason Partners National Municipals Fund	$122	$381	$660	$1,455
Salomon Brothers National Tax Free Bond Fund	$180	$558	$960	$2,085
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,477

	1 Year	3 Years	5 Years	10 Years
Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$162	$283	$638

*	Assumes conversion to Class A Shares approximately eight years after purchase.
**	Assumes conversion to Class A Shares approximately seven years after purchase.
***	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.
@	Class B shares received by shareholders of Salomon Brothers National Tax Free Bond Fund in the Reorganization will continue to have the deferred sales charges that were in effect before the Reorganization. For shares received in the Reorganization, the 1 year, 3 year, 5 year and 10 year expenses are $521, $580, $759 and $1,241, respectively. Class B shares purchased following the Reorganization will be subject to the deferred sales charge schedule for the Pro Forma Combined Fund.

Legg Mason Partners Arizona Municipals Fund, Inc. (Acquired Fund) and Legg Mason Partners National Municipals Fund (Acquired Fund) and Legg Mason Partners Georgia Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@
	Class A		Class A		Class A		Class A		Class A
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%		4.00%		4.00%		4.25%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(a)	None	(a)	None	(a)	None	(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.45%		0.49%		0.48%
Distribution and/or Service (12b-1) Fees	0.15%		0.15%		0.15%		0.15%		0.15%
Other Expenses	0.38%		0.05%		0.14%		0.06%		0.05%

Total Annual Fund Operating Expenses	1.03%		0.65%		0.74%		0.70%		0.68%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A		N/A		N/A

Net Total Annual Fund Operating Expenses	N/A	(c)	N/A		N/A	(d)	N/A		N/A

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class B		Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	4.50	%(e)	4.50	%(e)	4.50	%(e)	4.50	%(e)	4.50	%(e)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.45%		0.49%		0.48%
Distribution and/or Service (12b-1) Fees	0.65%		0.65%		0.65%		0.65%		0.65%
Other Expenses	0.49%		0.06%		0.22%		0.08%		0.07%

Total Annual Fund Operating Expenses	1.64%		1.16%		1.32%		1.22%		1.20%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A		N/A		-0.01%

Net Total Annual Fund Operating Expenses	N/A	(c)	N/A		N/A	(d)	N/A		1.19	%(f)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*	Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C		Class C	Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%	1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%	0.45%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.70%		0.70%	0.70%		0.70%	0.70%
Other Expenses	0.41%		0.05%	0.18%		0.05%	0.04%

Total Annual Fund Operating Expenses	1.61	%(c)	1.20%	1.33	%(d)	1.24%	1.22%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners National Municipals Fund and Legg Mason Partners Georgia Municipals Fund approve the Reorganization into the Legg Mason Managed Municipals Fund, Inc.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,00,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C at the same rate as it waives fees and/or reimburses expenses for Class A. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.80%, 1.30% and 1.35% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(f)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.19% for Class B until July 1, 2008.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$633	$788	$1,235

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$617	$817	$991	$1,780	*
Legg Mason Partners National Municipals Fund	$568	$668	$737	$1,266	*
Legg Mason Partners Georgia Municipals Fund	$584	$718	$823	$1,430	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$571	$680	$759	$1,310	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$264	$508	$876	$1,911
Legg Mason Partners National Municipals Fund	$222	$381	$660	$1,455
Legg Mason Partners Georgia Municipals Fund	$235	$421	$728	$1,600
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$224	$387	$670	$1,477

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$633	$788	$1,235

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$167	$517	$891	$1,780	*
Legg Mason Partners National Municipals Fund	$118	$368	$637	$1,266	*
Legg Mason Partners Georgia Municipals Fund	$134	$418	$723	$1,430	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$121	$380	$659	$1,310	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$164	$508	$876	$1,911
Legg Mason Partners National Municipals Fund	$122	$381	$660	$1,455
Legg Mason Partners Georgia Municipals Fund	$135	$421	$728	$1,600
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,477

*	Assumes conversion to Class A Shares approximately eight years after purchase.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.

Legg Mason Partners Arizona Municipals Fund, Inc. (Acquired Fund) and Legg Mason Partners National Municipals Fund (Acquired Fund) and Legg Mason Partners Florida Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@
	Class A		Class A		Class A		Class A		Class A
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%		4.00%		4.00%		4.25%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(a)	None	(a)	None	(a)	None	(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.50%		0.49%		0.47%
Distribution and/or Service (12b-1) Fees	0.15%		0.15%		0.15%		0.15%		0.15%
Other Expenses	0.38%		0.05%		0.06%		0.06%		0.06%

Total Annual Fund Operating Expenses	1.03	%(c)	0.65%		0.71	%(d)	0.70%		0.68%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A		N/A		-0.01%

Net Total Annual Fund Operating Expenses	N/A		N/A		N/A		N/A		0.67	%(e)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class B		Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	4.50	%(f)	4.50	%(f)	4.50	%(f)	4.50	%(f)	4.50	%(f)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.50%		0.49%		0.47%
Distribution and/or Service (12b-1) Fees	0.65%		0.65%		0.65%		0.65%		0.65%
Other Expenses	0.49%		0.06%		0.10%		0.08%		0.08%

Total Annual Fund Operating Expenses	1.64	%(c)	1.16%		1.25	%(d)	1.22%		1.20%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A		N/A		-0.02%

Net Total Annual Fund Operating Expenses	N/A		N/A		N/A		N/A		1.18	%(e)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*	Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C		Class C	Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%	1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%	0.50%		0.49%	0.47%
Distribution and/or Service (12b-1) Fees	0.70%		0.70%	0.70%		0.70%	0.70%
Other Expenses	0.41%		0.05%	0.07%		0.05%	0.05%

Total Annual Fund Operating Expenses	1.61	%(c)	1.20%	1.27	%(d)	1.24%	1.22%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners National Municipals Fund and Legg Mason Partners Florida Municipals Fund approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C at the same rate as it waives fees and/or reimburses expenses for Class A. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.85%, 1.35% and 1.40% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.67% for Class A and 1.18% for Class B until July 1, 2008.
(f)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$491	$632	$787	$1,234

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$617	$817	$991	$1,780	*
Legg Mason Partners National Municipals Fund	$568	$668	$737	$1,266	*
Legg Mason Partners Florida Municipals Fund	$577	$696	$786	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$570	$679	$758	$1,309	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$264	$508	$876	$1,911
Legg Mason Partners National Municipals Fund	$222	$381	$660	$1,455
Legg Mason Partners Florida Municipals Fund	$229	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$224	$387	$670	$1,477

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$491	$632	$787	$1,234

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$167	$517	$891	$1,780	*
Legg Mason Partners National Municipals Fund	$118	$368	$637	$1,266	*
Legg Mason Partners Florida Municipals Fund	$127	$396	$686	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$120	$379	$658	$1,309	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$164	$508	$876	$1,911
Legg Mason Partners National Municipals Fund	$122	$381	$660	$1,455
Legg Mason Partners Florida Municipals Fund	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,477

*	Assumes conversion to Class A Shares approximately eight years after purchase.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.

Legg Mason Partners National Municipals Fund (Acquired Fund) and Salomon Brothers National Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners Georgia Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization
	Legg Mason Partners National Municipals Fund*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund Pro Forma Combined Fund, Inc.*†@
	Class A		Class A		Class A		Class A		Class A
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%		4.00%		4.00%		4.25%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(b)	None	(a)	None	(a)	None	(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%		0.50%		0.45%		0.49%		0.48%
Distribution and/or Service (12b-1) Fees	0.15%		0.25%		0.15%		0.15%		0.15%
Other Expenses	0.05%		0.54%		0.14%		0.06%		0.05%

Total Annual Fund Operating Expenses	0.65%		1.29	%(c)	0.74	%(d)	0.70%		0.68%

	Pre-Reorganization
	Legg Mason Partners National Municipals Fund*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@#
	Class B		Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	4.50	%(e)	4.00	%(f)	4.50	%(e)	4.50	%(e)	4.50	%(e)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%		0.50%		0.45%		0.49%		0.48%
Distribution and/or Service (12b-1) Fees	0.65%		1.00%		0.65%		0.65%		0.65%
Other Expenses	0.06%		0.57%		0.22%		0.08%		0.07%

Total Annual Fund Operating Expenses	1.16%		2.07	%(c)	1.32	%(d)	1.22%		1.20%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A		N/A		-0.01%

Net Total Annual Fund Operating Expenses	N/A		N/A		N/A		N/A		1.19	%(g)

	Pre-Reorganization
	Legg Mason Partners National Municipals Fund*	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C	Class C		Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%	1.00%		1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%	0.50%		0.45%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.70%	0.75%		0.70%		0.70%	0.70%
Other Expenses	0.05%	0.52%		0.18%		0.05%	0.04%

Total Annual Fund Operating Expenses	1.20%	1.77	%(c)	1.33	%(d)	1.24%	1.22%

	Pre-Reorganization
	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund Pro Forma Combined Fund, Inc.*@
	Class O**		Class Y	Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.00%		0.00%	0.00%
Other Expenses	0.77%		0.03%	0.03%

Total Annual Fund Operating Expenses	1.27	%(c)	0.52%	0.51%

Fee Waiver and/or Expense Reimbursement	N/A		N/A	-0.01%

Net Total Annual Fund Operating Expenses	N/A		N/A	0.50	%(g)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Legg Mason Partners National Municipals Fund, Salomon Brothers National Tax Free Bond Fund and Legg Mason Partners Georgia Municipals Fund approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily cap expenses at 0.75%, 1.50%, 1.25% and 0.50% for Class A, Class B, Class C and Class O shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.80%, 1.30% and 1.35% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(f)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charges is incurred after six years.
(g)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.19% for Class B and 0.50% for Class Y until July 1, 2008.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$633	$788	$1,235

	1 Year	3 Years	5 Years	10 Years

Class B:
Legg Mason Partners National Municipals Fund	$568	$668	$737	$1,266	*
Salomon Brothers National Tax Free Bond Fund	$610	$849	$1,214	$2,108	**
Legg Mason Partners Georgia Municipals Fund	$584	$718	$823	$1,430	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†@	$571	$680	$759	$1,310	*

Class C:
Legg Mason Partners National Municipals Fund	$222	$381	$660	$1,455
Salomon Brothers National Tax Free Bond Fund	$280	$558	$960	$2,108
Legg Mason Partners Georgia Municipals Fund	$235	$421	$728	$1,600
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$224	$387	$670	$1,477

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$162	$283	$638

Assuming the investor does not redeem his or her shares:
	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$633	$788	$1,235

Class B:
Legg Mason Partners National Municipals Fund	$118	$368	$637	$1,266	*
Salomon Brothers National Tax Free Bond Fund	$210	$649	$1,114	$2,108	**
Legg Mason Partners Georgia Municipals Fund	$134	$418	$723	$1,430	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$121	$380	$659	$1,310	*

Class C:
Legg Mason Partners National Municipals Fund	$122	$381	$660	$1,455
Salomon Brothers National Tax Free Bond Fund	$180	$558	$960	$2,085
Legg Mason Partners Georgia Municipals Fund	$135	$421	$728	$1,600
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,477

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$162	$283	$638

*	Assumes conversion to Class A Shares approximately eight years after purchase.
**	Assumes conversion to Class A Shares approximately seven years after purchase.
***	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.
@	Class B shares received by shareholders of Salomon Brothers National Tax Free Bond Fund in the Reorganization will continue to have the deferred sales charges that were in effect before the Reorganization. For shares received in the Reorganization, the 1 year, 3 year, 5 year and 10 year expenses are $521, $580, $759 and $1,241, respectively. Class B shares purchased following the Reorganization will be subject to the deferred sales charge schedule for the Pro Forma Combined Fund.

Legg Mason Partners National Municipals Fund (Acquired Fund) and Salomon Brothers National Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners Florida Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization
	Legg Mason Partners National Municipals Fund*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@
	Class A		Class A		Class A		Class A		Class A
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%		4.00%		4.00%		4.25%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(b)	None	(a)	None	(a)	None	(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%		0.50%		0.50%		0.49%		0.47%
Distribution and/or Service (12b-1) Fees	0.15%		0.25%		0.15%		0.15%		0.15%
Other Expenses	0.05%		0.54%		0.06%		0.06%		0.06%

Total Annual Fund Operating Expenses	0.65%		1.29	%(c)	0.71	%(d)	0.70%		0.68%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A		N/A		-0.01%

Net Total Annual Fund Operating Expenses	N/A		N/A		N/A		N/A		0.67	%(e)

	Pre-Reorganization
	Legg Mason Partners National Municipals Fund*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@#
	Class B		Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	4.50	%(f)	4.00	%(g)	4.50	%(f)	4.50	%(f)	4.50	%(f)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%		0.50%		0.50%		0.49%		0.47%
Distribution and/or Service (12b-1) Fees	0.65%		1.00%		0.65%		0.65%		0.65%
Other Expenses	0.06%		0.57%		0.10%		0.08%		0.08%

Total Annual Fund Operating Expenses	1.16%		2.07	%(c)	1.25	%(d)	1.22%		1.20%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A		N/A		-0.02%

Net Total Annual Fund Operating Expenses	N/A		N/A		N/A		N/A		1.18	%(e)

	Pre-Reorganization
	Legg Mason Partners National Municipals Fund*	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C	Class C		Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%	1.00%		1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%	0.50%		0.50%		0.49%	0.47%
Distribution and/or Service (12b-1) Fees	0.70%	0.75%		0.70%		0.70%	0.70%
Other Expenses	0.05%	0.52%		0.07%		0.05%	0.05%

Total Annual Fund Operating Expenses	1.20%	1.77	%(c)	1.27	%(d)	1.24%	1.22%

	Pre-Reorganization
	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class O**		Class Y	Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.49%	0.47%
Distribution and/or Service (12b-1) Fees	0.00%		0.00%	0.00%
Other Expenses	0.77%		0.03%	0.03%

Total Annual Fund Operating Expenses	1.27	%(c)	0.52%	0.50%

Fee Waiver and/or Expense Reimbursement	N/A		N/A	N/A

Net Total Annual Fund Operating Expenses	N/A		N/A	0.50	%(e)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Legg Mason Partners National Municipals Fund, Salomon Brothers National Tax Free Bond Fund and Legg Mason Partners Florida Municipals Fund approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily cap expenses at 0.75%, 1.50%, 1.25% and 0.50% for Class A, Class B, Class C and Class O shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.85%, 1.35% and 1.40% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.67% for Class A, 1.18% for Class B and 0.50% for Class Y until July 1, 2008.
(f)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(g)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charges is incurred after six years.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$491	$632	$787	$1,234

Class B:
Legg Mason Partners National Municipals Fund	$568	$668	$737	$1,266	*
Salomon Brothers National Tax Free Bond Fund	$610	$849	$1,214	$2,108	**
Legg Mason Partners Florida Municipals Fund	$577	$696	$786	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†@	$570	$679	$758	$1,309	*

Class C:
Legg Mason Partners National Municipals Fund	$222	$381	$660	$1,455
Salomon Brothers National Tax Free Bond Fund	$280	$558	$960	$2,108
Legg Mason Partners Florida Municipals Fund	$229	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$224	$387	$670	$1,477

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$160	$279	$629

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$491	$632	$787	$1,234

Class B:
Legg Mason Partners National Municipals Fund	$118	$368	$637	$1,266	*
Salomon Brothers National Tax Free Bond Fund	$210	$649	$1,114	$2,108	**
Legg Mason Partners Florida Municipals Fund	$127	$396	$686	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$120	$379	$658	$1,309	*

Class C:
Legg Mason Partners National Municipals Fund	$122	$381	$660	$1,455
Salomon Brothers National Tax Free Bond Fund	$180	$558	$960	$2,085
Legg Mason Partners Florida Municipals Fund	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,477

	1 Year	3 Years	5 Years	10 Years
Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund Pro Forma Combined Fund	$51	$160	$279	$629

*	Assumes conversion to Class A Shares approximately eight years after purchase.
**	Assumes conversion to Class A Shares approximately seven years after purchase.
***	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.
@	Class B shares received by shareholders of Salomon Brothers National Tax Free Bond Fund in the Reorganization will continue to have the deferred sales charges that were in effect before the Reorganization. For shares received in the Reorganization, the 1 year, 3 year, 5 year and 10 year expenses are $520, $579, $758 and $1,240, respectively. Class B shares purchased following the Reorganization will be subject to the deferred sales charge schedule for the Pro Forma Combined Fund.

Legg Mason Partners National Municipals Fund (Acquired Fund) and Legg Mason Partners Georgia Municipals Fund (Acquired Fund) and Legg Mason Partners Florida Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization
	Legg Mason Partners National Municipals Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@
	Class A		Class A		Class A		Class A		Class A
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%		4.00%		4.00%		4.25%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(a)	None	(a)	None	(a)	None	(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%		0.45%		0.50%		0.49%		0.47%
Distribution and/or Service (12b-1) Fees	0.15%		0.15%		0.15%		0.15%		0.15%
Other Expenses	0.05%		0.14%		0.06%		0.06%		0.06%

Total Annual Fund Operating Expenses	0.65%		0.74	%(c)	0.71	%(d)	0.70%		0.68%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A		N/A		-0.01%

Net Total Annual Fund Operating Expenses	N/A		N/A		N/A		N/A		0.67	%(e)

	Pre-Reorganization
	Legg Mason Partners National Municipals Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class B		Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	4.50	%(f)	4.50	%(f)	4.50	%(f)	4.50	%(f)	4.50	%(f)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%		0.45%		0.50%		0.49%		0.47%
Distribution and/or Service (12b-1) Fees	0.65%		0.65%		0.65%		0.65%		0.65%
Other Expenses	0.06%		0.22%		0.10%		0.08%		0.08%

Total Annual Fund Operating Expenses	1.16%		1.32	%(c)	1.25	%(d)	1.22%		1.20%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A		N/A		-0.02%

Net Total Annual Fund Operating Expenses	N/A		N/A		N/A		N/A		1.18	%(e)

	Pre-Reorganization
	Legg Mason Partners National Municipals Fund*	Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C	Class C		Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%	1.00%		1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%	0.45%		0.50%		0.49%	0.47%
Distribution and/or Service (12b-1) Fees	0.70%	0.70%		0.70%		0.70%	0.70%
Other Expenses	0.05%	0.18%		0.07%		0.05%	0.05%

Total Annual Fund Operating Expenses	1.20%	1.33	%(c)	1.27	%(d)	1.24%	1.22%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Legg Mason Partners National Municipals Fund, Legg Mason Partners Georgia Municipals Fund and Legg Mason Partners Florida Municipals Fund approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily cap expenses at 0.80%, 1.30% and 1.35% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.85%, 1.35% and 1.40% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.67% for Class A and 1.18% for Class B until July 1, 2008.
(f)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$491	$632	$787	$1,234

Class B:
Legg Mason Partners National Municipals Fund	$568	$668	$737	$1,266	*
Legg Mason Partners Georgia Municipals Fund	$584	$718	$823	$1,430	*
Legg Mason Partners Florida Municipals Fund	$577	$696	$786	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$570	$679	$758	$1,309	*

Class C:
Legg Mason Partners National Municipals Fund	$222	$381	$660	$1,455
Legg Mason Partners Georgia Municipals Fund	$235	$421	$728	$1,600
Legg Mason Partners Florida Municipals Fund	$229	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$224	$387	$670	$1,477

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$491	$632	$787	$1,234

Class B:
Legg Mason Partners National Municipals Fund	$118	$368	$637	$1,266	*
Legg Mason Partners Georgia Municipals Fund	$134	$418	$723	$1,430	*
Legg Mason Partners Florida Municipals Fund	$127	$396	$686	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$120	$379	$658	$1,309	*

Class C:
Legg Mason Partners National Municipals Fund	$122	$381	$660	$1,455
Legg Mason Partners Georgia Municipals Fund	$135	$421	$728	$1,600
Legg Mason Partners Florida Municipals Fund	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,477

*	Assumes conversion to Class A Shares approximately eight years after purchase.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.

Legg Mason Partners Arizona Municipals Fund, Inc. (Acquired Fund) and Legg Mason Partners National Municipals Fund (Acquired Fund) and Salomon Brothers National Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners Georgia Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@
	Class A		Class A		Class A		Class A		Class A		Class A
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%		4.00%		4.00%		4.00%		4.25%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(a)	None	(b)	None	(a)	None	(a)	None	(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.50%		0.45%		0.49%		0.48%
Distribution and/or Service (12b-1) Fees	0.15%		0.15%		0.25%		0.15%		0.15%		0.15%
Other Expenses	0.38%		0.05%		0.54%		0.14%		0.06%		0.05%

Total Annual Fund Operating Expenses	1.03	%(c)	0.65%		1.29	%(d)	0.74	%(e)	0.70%		0.68%

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@#
	Class B		Class B		Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	4.50	%(f)	4.50	%(f)	4.00	%(g)	4.50	%(f)	4.50	%(f)	4.50	%(f)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.50%		0.45%		0.49%		0.48%
Distribution and/or Service (12b-1) Fees	0.65%		0.65%		1.00%		0.65%		0.65%		0.65%
Other Expenses	0.49%		0.06%		0.57%		0.22%		0.08%		0.07%

Total Annual Fund Operating Expenses	1.64	%(c)	1.16%		2.07	%(d)	1.32	%(e)	1.22%		1.20%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A		N/A		N/A		-0.01%

Net Total Annual Fund Operating Expenses	N/A		N/A		N/A		N/A		N/A		1.19	%(h)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C		Class C	Class C		Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%	1.00%		1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%	0.50%		0.45%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.70%		0.70%	0.75%		0.70%		0.70%	0.70%
Other Expenses	0.41%		0.05%	0.52%		0.18%		0.05%	0.04%

Total Annual Fund Operating Expenses	1.61	%(c)	1.20%	1.77	%(d)	1.33	%(e)	1.24%	1.22%

	Pre-Reorganization
	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class O**		Class Y	Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.00%		0.00%	0.00%
Other Expenses	0.77%		0.03%	0.03%

Total Annual Fund Operating Expenses	1.27	%(d)	0.52%	0.51%

Fee Waiver and/or Expense Reimbursement	N/A		N/A	-0.01%

Net Total Annual Fund Operating Expenses	N/A		N/A	0.50	%(h)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners National Municipals Fund, Salomon Brothers National Tax Free Bond Fund and Legg Mason Partners Georgia Municipals Fund approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C at the same rate as it waives fees and/or reimburses expenses for Class A. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.75%, 1.50%, 1.25% and 0.50% for Class A, Class B, Class C and Class O shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	Management has agreed to voluntarily cap expenses at 0.80%, 1.30% and 1.35% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(f)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(g)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charges is incurred after six years.
(h)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.19% for Class B and 0.50% for Class Y until July 1, 2008.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$633	$788	$1,235

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$617	$817	$991	$1,780	*
Legg Mason Partners National Municipals Fund	$568	$668	$737	$1,266	*
Salomon Brothers National Tax Free Bond Fund	$610	$849	$1,214	$2,108	**
Legg Mason Partners Georgia Municipals Fund	$584	$718	$823	$1,430	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†@	$571	$680	$759	$1,310	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$264	$508	$876	$1,911
Legg Mason Partners National Municipals Fund	$222	$381	$660	$1,455
Salomon Brothers National Tax Free Bond Fund	$280	$558	$960	$2,108
Legg Mason Partners Georgia Municipals Fund	$235	$421	$728	$1,600
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$224	$387	$670	$1,477

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$162	$283	$638

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$633	$788	$1,235

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$167	$517	$891	$1,780	*
Legg Mason Partners National Municipals Fund	$118	$368	$637	$1,266	*
Salomon Brothers National Tax Free Bond Fund	$210	$649	$1,114	$2,108	**
Legg Mason Partners Georgia Municipals Fund	$134	$418	$723	$1,430	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$121	$380	$659	$1,310	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$164	$508	$876	$1,911
Legg Mason Partners National Municipals Fund	$122	$381	$660	$1,455
Salomon Brothers National Tax Free Bond Fund	$180	$558	$960	$2,085
Legg Mason Partners Georgia Municipals Fund	$135	$421	$728	$1,600
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,477

	1 Year	3 Years	5 Years	10 Years
Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$162	$283	$638

*	Assumes conversion to Class A Shares approximately eight years after purchase.
**	Assumes conversion to Class A Shares approximately seven years after purchase.
***	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.
@	Class B shares received by shareholders of Salomon Brothers National Tax Free Bond Fund in the Reorganization will continue to have the deferred sales charges that were in effect before the Reorganization. For shares received in the Reorganization, the 1 year, 3 year, 5 year and 10 year expenses are $521, $580, $759 and $1,241, respectively. Class B shares purchased following the Reorganization will be subject to the deferred sales charge schedule for the Pro Forma Combined Fund.

Legg Mason Partners Arizona Municipals Fund, Inc. (Acquired Fund) and Legg Mason Partners National Municipals Fund (Acquired Fund) and Salomon Brothers National Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners Florida Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@
	Class A		Class A	Class A		Class A		Class A	Class A
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%	4.00%		4.00%		4.00%	4.25%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None (a)	None	(b)	None	(a)	None (a)	None	(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%	0.50%		0.50%		0.49%	0.47%
Distribution and/or Service (12b-1) Fees	0.15%		0.15%	0.25%		0.15%		0.15%	0.15%
Other Expenses	0.38%		0.05%	0.54%		0.06%		0.06%	0.06%

Total Annual Fund Operating Expenses	1.03	%(c)	0.65%	1.29	%(d)	0.71	%(e)	0.70%	0.68%

Fee Waiver and/or Expense Reimbursement	N/A		N/A	N/A		N/A		N/A	-0,01%

Net Total Annual Fund Operating Expenses	N/A		N/A	N/A		N/A		N/A	0.67	%(f)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@#
	Class B		Class B		Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	4.50	%(g)	4.50	%(g)	4.00	%(h)	4.50	%(g)	4.50	%(g)	4.50	%(g)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.50%		0.50%		0.49%		0.47%
Distribution and/or Service (12b-1) Fees	0.65%		0.65%		1.00%		0.65%		0.65%		0.65%
Other Expenses	0.49%		0.06%		0.57%		0.10%		0.08%		0.08%

Total Annual Fund Operating Expenses	1.64	%(c)	1.16%		2.07	%(d)	1.25	%(e)	1.22%		1.20%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A		N/A		N/A		-0.02%

Net Total Annual Fund Operating Expenses	N/A		N/A		N/A		N/A		N/A		1.18	%(f)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund Pro Forma Combined Fund, Inc.*@
	Class C		Class C	Class C		Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%	1.00%		1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%	0.50%		0.50%		0.49%	0.47%
Distribution and/or Service (12b-1) Fees	0.70%		0.70%	0.75%		0.70%		0.70%	0.70%
Other Expenses	0.41%		0.05%	0.52%		0.07%		0.05%	0.05%

Total Annual Fund Operating Expenses	1.61	%(c)	1.20%	1.77	%(d)	1.27	%(e)	1.24%	1.22%

	Pre-Reorganization
	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund*	Legg Mason Partners Managed Municipals Fund Pro Forma Combined Fund*@
	Class O**		Class Y	Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.49%	0.47%
Distribution and/or Service (12b-1) Fees	0.00%		0.00%	0.00%
Other Expenses	0.77%		0.03%	0.03%

Total Annual Fund Operating Expenses	1.27	%(d)	0.52%	0.50%

Fee Waiver and/or Expense Reimbursement	N/A		N/A	N/A

Net Total Annual Fund Operating Expenses	N/A		N/A	0.50	%(f)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners National Municipals Fund, Salomon Brothers National Tax Free Bond Fund and Legg Mason Partners Florida Municipals Fund approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C at the same rate as it waives fees and/or reimburses expenses for Class A. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.75%, 1.50%, 1.25% and 0.50% for Class A, Class B, Class C and Class O shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	Management has agreed to voluntarily cap expenses at 0.85%, 1.35% and 1.40% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(f)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.67% for Class A, 1.18% for Class B and 0.50% for Class Y until July 1, 2008.
(g)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(h)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charges is incurred after six years.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$491	$632	$787	$1,234

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$617	$817	$991	$1,780	*
Legg Mason Partners National Municipals Fund	$568	$668	$737	$1,266	*
Salomon Brothers National Tax Free Bond Fund	$610	$849	$1,214	$2,108	**
Legg Mason Partners Florida Municipals Fund	$577	$696	$786	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†@	$570	$679	$758	$1,309	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$264	$508	$876	$1,911
Legg Mason Partners National Municipals Fund	$222	$381	$660	$1,455
Salomon Brothers National Tax Free Bond Fund	$280	$558	$960	$2,108
Legg Mason Partners Florida Municipals Fund	$229	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$224	$387	$670	$1,477

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$160	$279	$629

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$491	$632	$787	$1,234

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$167	$517	$891	$1,780	*
Legg Mason Partners National Municipals Fund	$118	$368	$637	$1,266	*
Salomon Brothers National Tax Free Bond Fund	$210	$649	$1,114	$2,108	**
Legg Mason Partners Florida Municipals Fund	$127	$396	$686	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$120	$379	$658	$1,309	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$164	$508	$876	$1,911
Legg Mason Partners National Municipals Fund	$122	$381	$660	$1,455
Salomon Brothers National Tax Free Bond Fund	$180	$558	$960	$2,085
Legg Mason Partners Florida Municipals Fund	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,477

	1 Year	3 Years	5 Years	10 Years
Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$160	$279	$629

*	Assumes conversion to Class A Shares approximately eight years after purchase.
**	Assumes conversion to Class A Shares approximately seven years after purchase.
***	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.
@	Class B shares received by shareholders of Salomon Brothers National Tax Free Bond Fund in the Reorganization will continue to have the deferred sales charges that were in effect before the Reorganization. For shares received in the Reorganization, the 1 year, 3 year, 5 year and 10 year expenses are $520, $579, $758 and $1,240, respectively. Class B shares purchased following the Reorganization will be subject to the deferred sales charge schedule for the Pro Forma Combined Fund.

Legg Mason Partners Arizona Municipals Fund (Acquired Fund) and Legg Mason Partners National Municipals Fund (Acquired Fund) and Legg Mason Partners Georgia Municipals Fund (Acquired Fund) and Legg Mason Partners Florida Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund (Acquiring Fund)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@
	Class A		Class A		Class A		Class A		Class A		Class A
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%		4.00%		4.00%		4.00%		4.25%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(a)	None	(a)	None	(a)	None	(a)	None	(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.45%		0.50%		0.49%		0.47%
Distribution and/or Service (12b-1) Fees	0.15%		0.15%		0.15%		0.15%		0.15%		0.15%
Other Expenses	0.38%		0.05%		0.14%		0.06%		0.06%		0.06%

Total Annual Fund Operating Expenses	1.03	%(c)	0.65%		0.74	%(d)	0.71	%(e)	0.70%		0.68%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A		N/A		N/A		-0.01%

Net Total Annual Fund Operating Expenses	N/A		N/A		N/A		N/A		N/A		0.67	%(f)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners National Municipals Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class B		Class B		Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	4.50	%(g)	4.50	%(g)	4.50	%(g)	4.50	%(g)	4.50	%(g)	4.50	%(g)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.45%		0.50%		0.49%		0.47%
Distribution and/or Service (12b-1) Fees	0.65%		0.65%		0.65%		0.65%		0.65%		0.65%
Other Expenses	0.49%		0.06%		0.22%		0.10%		0.08%		0.08%

Total Annual Fund Operating Expenses	1.64	%(c)	1.16%		1.32	%(d)	1.25	%(e)	1.22%		1.20%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A		N/A		N/A		-0.02%

Net Total Annual Fund Operating Expenses	N/A		N/A		N/A		N/A		N/A		1.18	%(f)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.		Legg Mason Partners National Municipals Fund*	Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C		Class C	Class C		Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%	1.00%		1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%	0.45%		0.50%		0.49%	0.47%
Distribution and/or Service (12b-1) Fees	0.70%		0.70%	0.70%		0.70%		0.70%	0.70%
Other Expenses	0.41%		0.05%	0.18%		0.07%		0.05%	0.05%

Total Annual Fund Operating Expenses	1.61	%(c)	1.20%	1.33	%(d)	1.27	%(e)	1.24%	1.22%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners National Municipals Fund, Legg Mason Partners Georgia Municipals Fund and Legg Mason Partners Florida Municipals Fund approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C at the same rate as it waives fees and/or reimburses expenses for Class A. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.80%, 1.30% and 1.35% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	Management has agreed to voluntarily cap expenses at 0.85%, 1.35% and 1.40% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(f)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.67% for Class A and 1.18% for Class B until July 1, 2008.
(g)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$491	$632	$787	$1,234

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$617	$817	$991	$1,780	*
Legg Mason Partners National Municipals Fund	$568	$668	$737	$1,266	*
Legg Mason Partners Georgia Municipals Fund	$584	$718	$823	$1,430	*
Legg Mason Partners Florida Municipals Fund	$577	$696	$786	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$570	$679	$758	$1,309	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$264	$508	$876	$1,911
Legg Mason Partners National Municipals Fund	$222	$381	$660	$1,455
Legg Mason Partners Georgia Municipals Fund	$235	$421	$728	$1,600
Legg Mason Partners Florida Municipals Fund	$229	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$224	$387	$670	$1,477

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$491	$632	$787	$1,234

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$167	$517	$891	$1,780	*
Legg Mason Partners National Municipals Fund	$118	$368	$637	$1,266	*
Legg Mason Partners Georgia Municipals Fund	$134	$418	$723	$1,430	*
Legg Mason Partners Florida Municipals Fund	$127	$396	$686	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$120	$379	$658	$1,309	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$164	$508	$876	$1,911
Legg Mason Partners National Municipals Fund	$122	$381	$660	$1,455
Legg Mason Partners Georgia Municipals Fund	$135	$421	$728	$1,600
Legg Mason Partners Florida Municipals Fund	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,477

*	Assumes conversion to Class A Shares approximately eight years after purchase.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.

Legg Mason Partners National Municipals Fund (Acquired Fund) and Salomon Brothers National Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners Georgia Municipals Fund (Acquired Fund) and Legg Mason Partners Florida Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization
	Legg Mason Partners National Municipals Fund*	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@
	Class A	Class A		Class A		Class A		Class A	Class A
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%	4.00%		4.00%		4.00%		4.00%	4.25%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None (a)	None	(b)	None	(a)	None	(a)	None (a)	None	(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%	0.50%		0.45%		0.50%		0.49%	0.47%
Distribution and/or Service (12b-1) Fees	0.15%	0.25%		0.15%		0.15%		0.15%	0.15%
Other Expenses	0.05%	0.54%		0.14%		0.06%		0.06%	0.06%

Total Annual Fund Operating Expenses	0.65%	1.29	%(c)	0.74	%(d)	0.71	%(e)	0.70%	0.68%

Fee Waiver and/or Expense Reimbursement	N/A	N/A		N/A		N/A		N/A	-0.01%

Net Total Annual Fund Operating Expenses	N/A	N/A		N/A		N/A		N/A	0.67	%(f)

	Pre-Reorganization
	Legg Mason Partners National Municipals Fund*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@#
	Class B		Class B		Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	4.50	%(g)	4.00	%(h)	4.50	%(g)	4.50	%(g)	4.50	%(g)	4.50	%(g)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%		0.50%		0.45%		0.50%		0.49%		0.47%
Distribution and/or Service (12b-1) Fees	0.65%		1.00%		0.65%		0.65%		0.65%		0.65%
Other Expenses	0.06%		0.57%		0.22%		0.10%		0.08%		0.08%

Total Annual Fund Operating Expenses	1.16%		2.07	%(c)	1.32	%(d)	1.25	%(e)	1.22%		1.20%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A		N/A		N/A		-0.02%

Net Total Annual Fund Operating Expenses	N/A		N/A		N/A		N/A		N/A		1.18	%(f)

	Pre-Reorganization
	Legg Mason Partners National Municipals Fund*	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C	Class C		Class C		Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None		None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%	1.00%		1.00%		1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%	0.50%		0.45%		0.50%		0.49%	0.47%
Distribution and/or Service (12b-1) Fees	0.70%	0.75%		0.70%		0.70%		0.70%	0.70%
Other Expenses	0.05%	0.52%		0.18%		0.07%		0.05%	0.05%

Total Annual Fund Operating Expenses	1.20%	1.77	%(c)	1.33	%(d)	1.27	%(e)	1.24%	1.22%

	Pre-Reorganization
	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class O**		Class Y	Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.49%	0.47%
Distribution and/or Service (12b-1) Fees	0.00%		0.00%	0.00%
Other Expenses	0.77%		0.03%	0.03%

Total Annual Fund Operating Expenses	1.27	%(c)	0.52%	0.50%

Fee Waiver and/or Expense Reimbursement	N/A		N/A	N/A

Net Total Annual Fund Operating Expenses	N/A		N/A	0.50	%(f)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Legg Mason Partners National Municipals Fund, Salomon Brothers National Tax Free Bond Fund, Legg Mason Partners Georgia Municipals Fund, and Legg Mason Partners Florida Municipals Fund approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily cap expenses at 0.75%, 1.50%, 1.25% and 0.50% for Class A, Class B, Class C and Class O shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.80%, 1.30% and 1.35% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	Management has agreed to voluntarily cap expenses at 0.85%, 1.35% and 1.40% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(f)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.67% for Class A, 1.18% for Class B and 0.50% for Class Y until July 1, 2008.
(g)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(h)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charges is incurred after six years.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$491	$632	$787	$1,234

Class B:
Legg Mason Partners National Municipals Fund	$568	$668	$737	$1,266	*
Salomon Brothers National Tax Free Bond Fund	$610	$849	$1,214	$2,108	**
Legg Mason Partners Georgia Municipals Fund	$584	$718	$823	$1,430	*
Legg Mason Partners Florida Municipals Fund	$577	$696	$786	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†@	$570	$679	$758	$1,309	*

Class C:
Legg Mason Partners National Municipals Fund	$222	$381	$660	$1,455
Salomon Brothers National Tax Free Bond Fund	$280	$558	$960	$2,108
Legg Mason Partners Georgia Municipals Fund	$235	$421	$728	$1,600
Legg Mason Partners Florida Municipals Fund	$229	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$224	$387	$670	$1,477

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$160	$279	$629

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners National Municipals Fund	$464	$600	$748	$1,179
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$491	$632	$787	$1,234

Class B:
Legg Mason Partners National Municipals Fund	$118	$368	$637	$1,266	*
Salomon Brothers National Tax Free Bond Fund	$210	$649	$1,114	$2,108	**
Legg Mason Partners Georgia Municipals Fund	$134	$418	$723	$1,430	*
Legg Mason Partners Florida Municipals Fund	$127	$396	$686	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$120	$379	$658	$1,309	*
Class C:
Legg Mason Partners National Municipals Fund	$122	$381	$660	$1,455
Salomon Brothers National Tax Free Bond Fund	$180	$558	$960	$2,085
Legg Mason Partners Georgia Municipals Fund	$135	$421	$728	$1,600
Legg Mason Partners Florida Municipals Fund	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,477

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$160	$279	$629

*	Assumes conversion to Class A Shares approximately eight years after purchase.
**	Assumes conversion to Class A Shares approximately seven years after purchase.
***	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.
@	Class B shares received by shareholders of Salomon Brothers National Tax Free Bond Fund in the Reorganization will continue to have the deferred sales charges that were in effect before the Reorganization. For shares received in the Reorganization, the 1 year, 3 year, 5 year and 10 year expenses are $520, $579, $758 and $1,240, respectively. Class B shares purchased following the Reorganization will be subject to the deferred sales charge schedule for the Pro Forma Combined Fund.

Salomon Brothers National Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

The estimated expenses of Salomon Brothers National Tax Free Bond Fund and Legg Mason Partners Managed Municipals Fund, Inc. as of June 30, 2006 and pro forma expenses following the proposed Reorganization are set forth below.

	Pre-Reorganization				Pre-Reorganization
	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†#
	Class A		Class A	Class A	Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%	4.25%	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None (b)	None (a)	4.00	%(d)	4.50	%(e)	4.50	%(e)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.49%	0.49%	0.50%		0.49%		0.49%
Distribution and/or Service (12b-1) Fees	0.25%		0.15%	0.15%	1.00%		0.65%		0.65%
Other Expenses	0.54%		0.06%	0.06%	0.57%		0.08%		0.08%

Total Annual Fund Operating Expenses	1.29	%(c)	0.70%	0.70%	2.07	%(c)	1.22%		1.22%

	Pre-Reorganization				Pre-Reorganization
	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*
	Class C		Class C	Class C	Class O**		Class Y	Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%	1.00%	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.49%	0.49%	0.50%		0.49%	0.49%
Distribution and/or Service (12b-1) Fees	0.75%		0.70%	0.70%	0.00%		0.00%	0.00%
Other Expenses	0.52%		0.05%	0.05%	0.77%		0.03%	0.03%

Total Annual Fund Operating Expenses	1.77	%(c)	1.24%	1.24%	1.27	%(c)	0.52%	0.52%

Fee Waiver and/or Expense Reimbursement	N/A		N/A	N/A	N/A		N/A	-0.02%

Net Total Annual Fund Operating Expenses	N/A		N/A	N/A	N/A		N/A	0.50	%(f)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
(a)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(b)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(c)	Management has agreed to voluntarily cap expenses at 0.75%, 1.50%, 1.25% and 0.50% for Class A, Class B, Class C and Class O shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(d)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charges is incurred after six years.
(e)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(f)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.50% for Class Y until July 1, 2008.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$493	$638	$797	$1,258

Class B:
Salomon Brothers National Tax Free Bond Fund	$610	$849	$1,214	$2,108	**
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†@	$574	$687	$770	$1,332	*

Class C:
Salomon Brothers National Tax Free Bond Fund	$280	$558	$960	$2,108
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$226	$393	$680	$1,500

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$165	$289	$651

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$493	$638	$797	$1,258

Class B:
Salomon Brothers National Tax Free Bond Fund	$210	$649	$1,114	$2,108	**
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,332	*

Class C:
Salomon Brothers National Tax Free Bond Fund	$180	$558	$960	$2,085
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$126	$393	$680	$1,500

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$165	$289	$651

*	Assumes conversion to Class A Shares approximately eight years after purchase.
**	Assumes conversion to Class A Shares approximately seven years after purchase.
***	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.
@	Class B shares received by shareholders of Salomon Brothers National Tax Free Bond Fund in the Reorganization will continue to have the deferred sales charges that were in effect before the Reorganization. For shares received in the Reorganization, the 1 year, 3 year, 5 year and 10 year expenses are $524, $587, $770 and $1,266, respectively. Class B shares purchased following the Reorganization will be subject to the deferred sales charge schedule for the Pro Forma Combined Fund.

Legg Mason Partners Arizona Municipals Fund, Inc. (Acquired Fund) and Salomon Brothers National Tax Free Bond Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization						Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@	Legg Mason Partners Arizona Municipals Fund, Inc.*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@#
	Class A		Class A		Class A	Class A	Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%		4.00%	4.25%	None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(b)	None (a)	None (b)	4.50	%(e)	4.00	%(f)	4.50	%(e)	4.50	%(e)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.50%		0.49%	0.49%	0.50%		0.50%		0.49%		0.49%
Distribution and/or Service (12b-1) Fees	0.15%		0.25%		0.15%	0.15%	0.65%		1.00%		0.65%		0.65%
Other Expenses	0.38%		0.54%		0.06%	0.06%	0.49%		0.57%		0.08%		0.08%

Total Annual Fund Operating Expenses	1.03	%(c)	1.29	%(d)	0.70%	0.70%	1.64	%(c)	2.07	%(d)	1.22%		1.22%

	Pre-Reorganization						Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C		Class C		Class C	Class C	Class O**		Class Y	Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None	None	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%		1.00%	1.00%	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.50%		0.49%	0.49%	0.50%		0.49%	0.49%
Distribution and/or Service (12b-1) Fees	0.70%		0.75%		0.70%	0.70%	0.00%		0.00%	0.00%
Other Expenses	0.41%		0.52%		0.05%	0.05%	0.77%		0.03%	0.03%

Total Annual Fund Operating Expenses	1.61	%(c)	1.77	%(d)	1.24%	1.24%	1.27	%(d)	0.52%	0.52%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A	N/A	N/A		N/A	-0.02%

Net Total Annual Fund Operating Expenses	N/A		N/A		N/A	N/A	N/A		N/A	0.50	%(g)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Legg Mason Partners Arizona Municipals Fund, Inc. and Salomon Brothers National Tax Free Fund approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C at the same rate as it waives fees and/or reimburses expenses for Class A. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.75%, 1.50%, 1.25% and 0.50% for Class A, Class B, Class C and Class O shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(f)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charges is incurred after six years.
(g)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.50% for Class Y until July 1, 2008.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$493	$638	$797	$1,258

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$617	$817	$991	$1,780	*
Salomon Brothers National Tax Free Bond Fund	$610	$849	$1,214	$2,108	**
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†@	$574	$687	$770	$1,332	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$264	$508	$876	$1,911
Salomon Brothers National Tax Free Bond Fund	$280	$558	$960	$2,108
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$226	$393	$680	$1,500

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$165	$289	$651

Assuming	the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$493	$638	$797	$1,258

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$167	$517	$891	$1,780	*
Salomon Brothers National Tax Free Bond Fund	$210	$649	$1,114	$2,108	**
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,332	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$164	$508	$876	$1,911
Salomon Brothers National Tax Free Bond Fund	$180	$558	$960	$2,085
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$126	$393	$680	$1,500

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund Pro Forma Combined Fund	$51	$165	$289	$651

*	Assumes conversion to Class A Shares approximately eight years after purchase.
**	Assumes conversion to Class A Shares approximately seven years after purchase.
***	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.
@	Class B shares received by shareholders of Salomon Brothers National Tax Free Bond Fund in the Reorganization will continue to have the deferred sales charges that were in effect before the Reorganization. For shares received in the Reorganization, the 1 year, 3 year, 5 year and 10 year expenses are $524, $587, $770 and $1,266, respectively. Class B shares purchased following the Reorganization will be subject to the deferred sales charge schedule for the Pro Forma Combined Fund.

Salomon Brothers National Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners Georgia Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization						Pre-Reorganization
	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@#
	Class A		Class A		Class A	Class A	Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%		4.00%	4.25%	None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(b)	None (b)	None (a)	4.00	%(e)	4.50	%(f)	4.50	%(f)	4.50	%(f)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.49%	0.49%	0.50%		0.45%		0.49%		0.49%
Distribution and/or Service (12b-1) Fees	0.25%		0.15%		0.15%	0.15%	1.00%		0.65%		0.65%		0.65%
Other Expenses	0.54%		0.14%		0.06%	0.06%	0.57%		0.22%		0.08%		0.08%

Total Annual Fund Operating Expenses	1.29	%(c)	0.74	%(d)	0.70%	0.70%	2.07	%(c)	1.32	%(d)	1.22%		1.22%

	Pre-Reorganization						Pre-Reorganization
	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C		Class C		Class C	Class C	Class O**		Class Y	Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None	None	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%		1.00%	1.00%	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.49%	0.49%	0.50%		0.49%	0.49%
Distribution and/or Service (12b-1) Fees	0.75%		0.70%		0.70%	0.70%	0.00%		0.00%	0.00%
Other Expenses	0.52%		0.18%		0.05%	0.05%	0.77%		0.03%	0.03%

Total Annual Fund Operating Expenses	1.77	%(c)	1.33	%(d)	1.24%	1.24%	1.27	%(c)	0.52%	0.52%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A	N/A	N/A		N/A	-0.02%

Net Total Annual Fund Operating Expenses	N/A		N/A		N/A	N/A	N/A		N/A	0.50	%(g)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Salomon Brothers National Tax Free Bond Fund and Legg Mason Partners Georgia Municipals Fund approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
(a)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(b)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(c)	Management has agreed to voluntarily cap expenses at 0.75%, 1.50%, 1.25% and 0.50% for Class A, Class B, Class C and Class O shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.80%, 1.30% and 1.35% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charges is incurred after six years.
(f)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(g)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.50% for Class Y until July 1, 2008.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$493	$638	$797	$1,258

Class B:
Salomon Brothers National Tax Free Bond Fund	$610	$849	$1,214	$2,108	**
Legg Mason Partners Georgia Municipals Fund	$584	$718	$823	$1,430	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†@	$574	$687	$770	$1,332	*

Class C:
Salomon Brothers National Tax Free Bond Fund	$280	$558	$960	$2,108
Legg Mason Partners Georgia Municipals Fund	$235	$421	$728	$1,600
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$226	$393	$680	$1,500

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$165	$289	$651

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$493	$638	$797	$1,258

Class B:
Salomon Brothers National Tax Free Bond Fund	$210	$649	$1,114	$2,108	**
Legg Mason Partners Georgia Municipals Fund	$134	$418	$723	$1,430	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,332	*

Class C:
Salomon Brothers National Tax Free Bond Fund	$180	$558	$960	$2,085
Legg Mason Partners Georgia Municipals Fund	$135	$421	$728	$1,600
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$126	$393	$680	$1,500

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$165	$289	$651

*	Assumes conversion to Class A Shares approximately eight years after purchase.
**	Assumes conversion to Class A Shares approximately seven years after purchase.
***	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.
@	Class B shares received by shareholders of Salomon Brothers National Tax Free Bond Fund in the Reorganization will continue to have the deferred sales charges that were in effect before the Reorganization. For shares received in the Reorganization, the 1 year, 3 year, 5 year and 10 year expenses are $524, $587, $770 and $1,266, respectively. Class B shares purchased following the Reorganization will be subject to the deferred sales charge schedule for the Pro Forma Combined Fund.

Salomon Brothers National Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners Florida Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization						Pre-Reorganization
	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@#
	Class A		Class A		Class A	Class A	Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%		4.00%	4.25%	None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(b)	None (b)	None (a)	4.00	%(e)	4.50	%(f)	4.50	%(f)	4.50	%(f)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.50%		0.49%	0.48%	0.50%		0.50%		0.49%		0.48%
Distribution and/or Service (12b-1) Fees	0.25%		0.15%		0.15%	0.15%	1.00%		0.65%		0.65%		0.65%
Other Expenses	0.54%		0.06%		0.06%	0.06%	0.57%		0.10%		0.08%		0.08%

Total Annual Fund Operating Expenses	1.29	%(c)	0.71	%(d)	0.70%	0.69%	2.07	%(c)	1.25	%(d)	1.22%		1.21%

	Pre-Reorganization						Pre-Reorganization
	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C		Class C		Class C	Class C	Class O**		Class Y	Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None	None	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%		1.00%	1.00%	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.50%		0.49%	0.48%	0.50%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.75%		0.70%		0.70%	0.70%	0.00%		0.00%	0.00%
Other Expenses	0.52%		0.07%		0.05%	0.05%	0.77%		0.03%	0.04%

Total Annual Fund Operating Expenses	1.77	%(c)	1.27	%(d)	1.24%	1.23%	1.27	%(c)	0.52%	0.52%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A	N/A	N/A		N/A	-0.02%

Net Total Annual Fund Operating Expenses	N/A		N/A		N/A	N/A	N/A		N/A	0.50	%(g)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Salomon Brothers National Tax Free Bond Fund and Legg Mason Partners Florida Municipals Fund approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
(a)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(b)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(c)	Management has agreed to voluntarily cap expenses at 0.75%, 1.50%, 1.25% and 0.50% for Class A, Class B, Class C and Class O shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.85%, 1.35% and 1.40% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charges is incurred after six years.
(f)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(g)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.50% for Class Y until July 1, 2008.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming	the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$635	$792	$1,247

Class B:
Salomon Brothers National Tax Free Bond Fund	$610	$849	$1,214	$2,108	**
Legg Mason Partners Florida Municipals Fund	$577	$696	$786	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†@	$573	$684	$765	$1,321	*

Class C:
Salomon Brothers National Tax Free Bond Fund	$280	$558	$960	$2,108
Legg Mason Partners Florida Municipals Fund	$229	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$225	$390	$675	$1,487

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$165	$289	$651

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$635	$792	$1,247

Class B:
Salomon Brothers National Tax Free Bond Fund	$210	$649	$1,114	$2,108	**
Legg Mason Partners Florida Municipals Fund	$127	$396	$686	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$123	$384	$665	$1,321	*

Class C:
Salomon Brothers National Tax Free Bond Fund	$180	$558	$960	$2,085
Legg Mason Partners Florida Municipals Fund	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$125	$390	$675	$1,487

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$165	$289	$651

*	Assumes conversion to Class A Shares approximately eight years after purchase.
**	Assumes conversion to Class A Shares approximately seven years after purchase.
***	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.
@	Class B shares received by shareholders of Salomon Brothers National Tax Free Bond Fund in the Reorganization will continue to have the deferred sales charges that were in effect before the Reorganization. For shares received in the Reorganization, the 1 year, 3 year, 5 year and 10 year expenses are $523, $584, $765 and $1,253, respectively. Class B shares purchased following the Reorganization will be subject to the deferred sales charge schedule for the Pro Forma Combined Fund.

Legg Mason Partners Arizona Municipals Fund, Inc. (Acquired Fund) and Salomon Brothers National Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners Georgia Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@
	Class A		Class A		Class A		Class A		Class A
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%		4.00%		4.00%		4.25%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(b)	None	(a)	None	(a)	None	(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.50%		0.45%		0.49%		0.49%
Distribution and/or Service (12b-1) Fees	0.15%		0.25%		0.15%		0.15%		0.15%
Other Expenses	0.38%		0.54%		0.14%		0.06%		0.06%

Total Annual Fund Operating Expenses	1.03	%(c)	1.29	%(d)	0.74	%(e)	0.70%		0.70%

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@#
	Class B		Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	4.50	%(f)	4.00	%(g)	4.50	%(f)	4.50	%(f)	4.50	%(f)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.50%		0.45%		0.49%		0.49%
Distribution and/or Service (12b-1) Fees	0.65%		1.00%		0.65%		0.65%		0.65%
Other Expenses	0.49%		0.57%		0.22%		0.08%		0.08%

Total Annual Fund Operating Expenses	1.64	%(c)	2.07	%(d)	1.32	%(e)	1.22%		1.22%

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C		Class C		Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%		1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.50%		0.45%		0.49%	0.49%
Distribution and/or Service (12b-1) Fees	0.70%		0.75%		0.70%		0.70%	0.70%
Other Expenses	0.41%		0.52%		0.18%		0.05%	0.05%

Total Annual Fund Operating Expenses	1.61	%(c)	1.77	%(d)	1.33	%(e)	1.24%	1.24%

	Pre-Reorganization
	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class O**		Class Y	Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.49%	0.49%
Distribution and/or Service (12b-1) Fees	0.00%		0.00%	0.00%
Other Expenses	0.77%		0.03%	0.03%

Total Annual Fund Operating Expenses	1.27	%(d)	0.52%	0.52%

Fee Waiver and/or Expense Reimbursement	N/A		N/A	-0.02%

Net Total Annual Fund Operating Expenses	N/A		N/A	0.50	%(h)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Legg Mason Partners Arizona Municipals Fund, Inc., Salomon Brothers National Tax Free Bond Fund and Legg Mason Partners Georgia Municipals Fund approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C at the same rate as it waives fees and/or reimburses expenses for Class A. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.75%, 1.50%, 1.25% and 0.50% for Class A, Class B, Class C and Class O shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	Management has agreed to voluntarily cap expenses at 0.80%, 1.30% and 1.35% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(f)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(g)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charges is incurred after six years.
(h)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.50% for Class Y until July 1, 2008.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$493	$638	$797	$1,258

	1 Year	3 Years	5 Years	10 Years

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$617	$817	$991	$1,780	*
Salomon Brothers National Tax Free Bond Fund	$610	$849	$1,214	$2,108	**
Legg Mason Partners Georgia Municipals Fund	$584	$718	$823	$1,430	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†@	$574	$687	$770	$1,332	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$264	$508	$876	$1,911
Salomon Brothers National Tax Free Bond Fund	$280	$558	$960	$2,108
Legg Mason Partners Georgia Municipals Fund	$235	$421	$728	$1,600
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$226	$393	$680	$1,500

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$165	$289	$651

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$493	$638	$797	$1,258

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$167	$517	$891	$1,780	*
Salomon Brothers National Tax Free Bond Fund	$210	$649	$1,114	$2,108	**
Legg Mason Partners Georgia Municipals Fund	$134	$418	$723	$1,430	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,332	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$164	$508	$876	$1,911
Salomon Brothers National Tax Free Bond Fund	$180	$558	$960	$2,085
Legg Mason Partners Georgia Municipals Fund	$135	$421	$728	$1,600
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$126	$393	$680	$1,500

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$165	$289	$651

*	Assumes conversion to Class A Shares approximately eight years after purchase.
**	Assumes conversion to Class A Shares approximately seven years after purchase.
***	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.
@	Class B shares received by shareholders of Salomon Brothers National Tax Free Bond Fund in the Reorganization will continue to have the deferred sales charges that were in effect before the Reorganization. For shares received in the Reorganization, the 1 year, 3 year, 5 year and 10 year expenses are $524, $587, $770 and $1,266, respectively. Class B shares purchased following the Reorganization will be subject to the deferred sales charge schedule for the Pro Forma Combined Fund.

Legg Mason Partners Arizona Municipals Fund, Inc. (Acquired Fund) and Salomon Brothers National Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners Florida Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@
	Class A		Class A		Class A		Class A	Class A
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%		4.00%		4.00%	4.25%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(b)	None	(a)	None (a)	None (b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.50%		0.50%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.15%		0.25%		0.15%		0.15%	0.15%
Other Expenses	0.38%		0.54%		0.06%		0.06%	0.06%

Total Annual Fund Operating Expenses	1.03	%(c)	1.29	%(d)	0.71	%(e)	0.70%	0.69%

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@#
	Class B		Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	4.50	%(f)	4.00	%(g)	4.50	%(f)	4.50	%(f)	4.50	%(f)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.50%		0.50%		0.49%		0.48%
Distribution and/or Service (12b-1) Fees	0.65%		1.00%		0.65%		0.65%		0.65%
Other Expenses	0.49%		0.57%		0.10%		0.08%		0.09%

Total Annual Fund Operating Expenses	1.64	%(c)	2.07	%(d)	1.25	%(e)	1.22%		1.22%

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C		Class C		Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%		1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.50%		0.50%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.70%		0.75%		0.70%		0.70%	0.70%
Other Expenses	0.41%		0.52%		0.07%		0.05%	0.05%

Total Annual Fund Operating Expenses	1.61	%(c)	1.77	%(d)	1.27	%(e)	1.24%	1.23%

	Pre-Reorganization
	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class O**		Class Y	Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.00%		0.00%	0.00%
Other Expenses	0.77%		0.03%	0.04%

Total Annual Fund Operating Expenses	1.27	%(d)	0.52%	0.52%

Fee Waiver and/or Expense Reimbursement	N/A		N/A	-0.02%

Net Total Annual Fund Operating Expenses	N/A		N/A	0.50	%(h)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Legg Mason Partners Arizona Municipals Fund, Inc., Salomon Brothers National Tax Free Bond Fund and Legg Mason Partners Florida Municipals Fund approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C at the same rate as it waives fees and/or reimburses expenses for Class A. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.75%, 1.50%, 1.25% and 0.50% for Class A, Class B, Class C and Class O shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	Management has agreed to voluntarily cap expenses at 0.85%, 1.35% and 1.40% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(f)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(g)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charges is incurred after six years.
(h)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.50% for Class Y until July 1, 2008.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$635	$792	$1,247

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$617	$817	$991	$1,780	*
Salomon Brothers National Tax Free Bond Fund	$610	$849	$1,214	$2,108	**
Legg Mason Partners Florida Municipals Fund	$577	$696	$786	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†@	$574	$687	$770	$1,330	*

	1 Year	3 Years	5 Years	10 Years
Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$264	$508	$876	$1,911
Salomon Brothers National Tax Free Bond Fund	$280	$558	$960	$2,108
Legg Mason Partners Florida Municipals Fund	$229	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$225	$390	$675	$1,487

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$165	$289	$651

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$635	$792	$1,247

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$167	$517	$891	$1,780	*
Salomon Brothers National Tax Free Bond Fund	$210	$649	$1,114	$2,108	**
Legg Mason Partners Florida Municipals Fund	$127	$396	$686	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,330	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$164	$508	$876	$1,911
Salomon Brothers National Tax Free Bond Fund	$180	$558	$960	$2,085
Legg Mason Partners Florida Municipals Fund	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$125	$390	$675	$1,487

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$165	$289	$651

*	Assumes conversion to Class A Shares approximately eight years after purchase.
**	Assumes conversion to Class A Shares approximately seven years after purchase.
***	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.
@	Class B shares received by shareholders of Salomon Brothers National Tax Free Bond Fund in the Reorganization will continue to have the deferred sales charges that were in effect before the Reorganization. For shares received in the Reorganization, the 1 year, 3 year, 5 year and 10 year expenses are $524, $587, $770 and $1,260, respectively. Class B shares purchased following the Reorganization will be subject to the deferred sales charge schedule for the Pro Forma Combined Fund.

Salomon Brothers National Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners Georgia Municipals Fund (Acquired Fund) and Legg Mason Partners Florida Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization
	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@
	Class A		Class A		Class A		Class A		Class A
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%		4.00%		4.00%		4.25%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(b)	None	(b)	None	(b)	None	(a)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.50%		0.49%		0.48%
Distribution and/or Service (12b-1) Fees	0.25%		0.15%		0.15%		0.15%		0.15%
Other Expenses	0.54%		0.14%		0.06%		0.06%		0.06%

Total Annual Fund Operating Expenses	1.29	%(c)	0.74	%(d)	0.71	%(e)	0.70%		0.69%

	Pre-Reorganization
	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@#
	Class B		Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	4.00	%(f)	4.50	%(g)	4.50	%(g)	4.50	%(g)	4.50	%(g)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.50%		0.49%		0.48%
Distribution and/or Service (12b-1) Fees	1.00%		0.65%		0.65%		0.65%		0.65%
Other Expenses	0.57%		0.22%		0.10%		0.08%		0.08%

Total Annual Fund Operating Expenses	2.07	%(c)	1.32	%(d)	1.25	%(e)	1.22%		1.21%

	Pre-Reorganization
	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C		Class C		Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%		1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.50%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.75%		0.70%		0.70%		0.70%	0.70%
Other Expenses	0.52%		0.18%		0.07%		0.05%	0.05%

Total Annual Fund Operating Expenses	1.77	%(c)	1.33	%(d)	1.27	%(e)	1.24%	1.23%

	Pre-Reorganization
	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class O**		Class Y	Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.00%		0.00%	0.00%
Other Expenses	0.77%		0.03%	0.03%

Total Annual Fund Operating Expenses	1.27	%(d)	0.52%	0.51%

Fee Waiver and/or Expense Reimbursement	N/A		N/A	-0.01%

Net Total Annual Fund Operating Expenses	N/A		N/A	0.50	%(h)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Salomon Brothers National Tax Free Bond Fund, Legg Mason Partners Georgia Municipals Fund and Legg Mason Partners Florida Municipals Fund approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
(a)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(b)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(c)	Management has agreed to voluntarily cap expenses at 0.75%, 1.50%, 1.25% and 0.50% for Class A, Class B, Class C and Class O shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.80%, 1.30% and 1.35% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	Management has agreed to voluntarily cap expenses at 0.85%, 1.35% and 1.40% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(f)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charges is incurred after six years.
(g)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(h)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.50% for Class Y until July 1, 2008.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$635	$792	$1,247

	1 Year	3 Years	5 Years	10 Years

Class B:
Salomon Brothers National Tax Free Bond Fund	$610	$849	$1,214	$2,108	**
Legg Mason Partners Georgia Municipals Fund	$584	$718	$823	$1,430	*
Legg Mason Partners Florida Municipals Fund	$577	$696	$786	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†@	$573	$684	$765	$1,321	*

Class C:
Salomon Brothers National Tax Free Bond Fund	$280	$558	$960	$2,108
Legg Mason Partners Georgia Municipals Fund	$235	$421	$728	$1,600
Legg Mason Partners Florida Municipals Fund	$229	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$225	$390	$675	$1,487

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$162	$283	$638

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$635	$792	$1,247

Class B:
Salomon Brothers National Tax Free Bond Fund	$210	$649	$1,114	$2,108	**
Legg Mason Partners Georgia Municipals Fund	$134	$418	$723	$1,430	*
Legg Mason Partners Florida Municipals Fund	$127	$396	$686	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$123	$384	$665	$1,321	*

Class C:
Salomon Brothers National Tax Free Bond Fund	$180	$558	$960	$2,085
Legg Mason Partners Georgia Municipals Fund	$135	$421	$728	$1,600
Legg Mason Partners Florida Municipals Fund	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$125	$390	$675	$1,487

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$162	$283	$638

*	Assumes conversion to Class A Shares approximately eight years after purchase.
**	Assumes conversion to Class A Shares approximately seven years after purchase.
***	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.
@	Class B shares received by shareholders of Salomon Brothers National Tax Free Bond Fund in the Reorganization will continue to have the deferred sales charges that were in effect before the Reorganization. For shares received in the Reorganization, the 1 year, 3 year, 5 year and 10 year expenses are $523, $584, $765 and $1,253, respectively. Class B shares purchased following the Reorganization will be subject to the deferred sales charge schedule for the Pro Forma Combined Fund.

Legg Mason Partners Arizona Municipals Fund, Inc. (Acquired Fund) and Salomon Brothers National Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners Georgia Municipals Fund (Acquired Fund) and Legg Mason Partners Florida Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund Pro Forma Combined Fund, Inc.*†@
	Class A		Class A		Class A		Class A		Class A	Class A
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%		4.00%		4.00%		4.00%	4.25%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(b)	None	(a)	None	(a)	None (a)	None (b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.50%		0.45%		0.50%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.15%		0.25%		0.15%		0.15%		0.15%	0.15%
Other Expenses	0.38%		0.54%		0.14%		0.06%		0.06%	0.06%

Total Annual Fund Operating Expenses	1.03	%(c)	1.29	%(d)	0.74	%(e)	0.71	%(f)	0.70%	0.69%

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@#
	Class B		Class B		Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	4.50	%(g)	4.00	%(h)	4.50	%(g)	4.50	%(g)	4.50	%(g)	4.50	%(g)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.50%		0.45%		0.50%		0.49%		0.48%
Distribution and/or Service (12b-1) Fees	0.65%		1.00%		0.65%		0.65%		0.65%		0.65%
Other Expenses	0.49%		0.57%		0.22%		0.10%		0.08%		0.09%

Total Annual Fund Operating Expenses	1.64	%(c)	2.07	%(d)	1.32	%(e)	1.25	%(f)	1.22%		1.22%

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C		Class C		Class C		Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%		1.00%		1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.50%		0.45%		0.50%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.70%		0.75%		0.70%		0.70%		0.70%	0.70%
Other Expenses	0.41%		0.52%		0.18%		0.07%		0.05%	0.05%

Total Annual Fund Operating Expenses	1.61	%(c)	1.77	%(d)	1.33	%(e)	1.27	%(f)	1.24%	1.23%

	Pre-Reorganization
	Salomon Brothers National Tax Free Bond Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class O**		Class Y	Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.00%		0.00%	0.00%
Other Expenses	0.77%		0.03%	0.03%

Total Annual Fund Operating Expenses	1.27	%(d)	0.52%	0.51%

Fee Waiver and/or Expense Reimbursement	N/A		N/A	-0.01%

Net Total Annual Fund Operating Expenses	N/A		N/A	0.50	%(i)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Legg Mason Partners Arizona Municipals Fund, Inc., Salomon Brothers National Tax Free Bond Fund, Legg Mason Partners Georgia Municipals Fund, and Legg Mason Partners Florida Municipals Fund approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C at the same rate as it waives fees and/or reimburses expenses for Class A. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.75%, 1.50%, 1.25% and 0.50% for Class A, Class B, Class C and Class O shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	Management has agreed to voluntarily cap expenses at 0.80%, 1.30% and 1.35% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(f)	Management has agreed to voluntarily cap expenses at 0.85%, 1.35% and 1.40% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(g)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(h)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charges is incurred after six years.
(i)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.50% for Class Y until July 1, 2008.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$635	$792	$1,247

	1 Year	3 Years	5 Years	10 Years
Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$617	$817	$991	$1,780	*
Salomon Brothers National Tax Free Bond Fund	$610	$849	$1,214	$2,108	**
Legg Mason Partners Georgia Municipals Fund	$584	$718	$823	$1,430	*
Legg Mason Partners Florida Municipals Fund	$577	$696	$786	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†@	$574	$687	$770	$1,330	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$264	$508	$876	$1,911
Salomon Brothers National Tax Free Bond Fund	$280	$558	$960	$2,108
Legg Mason Partners Georgia Municipals Fund, Inc.	$235	$421	$728	$1,600
Legg Mason Partners Florida Municipals Fund	$229	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$225	$390	$675	$1,487

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$162	$283	$638

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Salomon Brothers National Tax Free Bond Fund	$526	$793	$1,080	$1,895
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$635	$792	$1,247

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$167	$517	$891	$1,780	*
Salomon Brothers National Tax Free Bond Fund	$210	$649	$1,114	$2,108	**
Legg Mason Partners Georgia Municipals Fund	$134	$418	$723	$1,430	*
Legg Mason Partners Florida Municipals Fund	$127	$396	$686	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,330	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$164	$508	$876	$1,911
Salomon Brothers National Tax Free Bond Fund	$180	$558	$960	$2,085
Legg Mason Partners Georgia Municipals Fund	$135	$421	$728	$1,600
Legg Mason Partners Florida Municipals Fund	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$125	$390	$675	$1,487

Class Y:
Salomon Brothers National Tax Free Bond Fund—Class O***	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$53	$167	$291	$652
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$51	$162	$283	$638

*	Assumes conversion to Class A Shares approximately eight years after purchase.
**	Assumes conversion to Class A Shares approximately seven years after purchase.
***	Class O shares of Salomon Brothers National Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.

†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.
@	Class B shares received by shareholders of Salomon Brothers National Tax Free Bond Fund in the Reorganization will continue to have the deferred sales charges that were in effect before the Reorganization. For shares received in the Reorganization, the 1 year, 3 year, 5 year and 10 year expenses are $524, $587, $770 and $1,260, respectively. Class B shares purchased following the Reorganization will be subject to the deferred sales charge schedule for the Pro Forma Combined Fund.

Legg Mason Partners Georgia Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

The estimated expenses of Legg Mason Partners Georgia Municipals Fund and Legg Mason Partners Managed Municipals Fund, Inc. as of June 30, 2006 and pro forma expenses following the proposed Reorganization are set forth below.

	Pre-Reorganization				Pre-Reorganization
	Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†	Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*
	Class A		Class A	Class A	Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%	4.25%	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None (a)	None (b)	4.50	%(d)	4.50	%(d)	4.50	%(d)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%		0.49%	0.49%	0.45%		0.49%		0.49%
Distribution and/or Service (12b-1) Fees	0.15%		0.15%	0.15%	0.65%		0.65%		0.65%
Other Expenses	0.14%		0.06%	0.06%	0.22%		0.08%		0.08%

Total Annual Fund Operating Expenses	0.74	%(c)	0.70%	0.70%	1.32	%(c)	1.22%		1.22%

	Pre-Reorganization
	Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*
	Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%		0.49%	0.49%
Distribution and/or Service (12b-1) Fees	0.70%		0.70%	0.70%
Other Expenses	0.18%		0.05%	0.05%

Total Annual Fund Operating Expenses	1.33	%(c)	1.24%	1.24%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily cap expenses at 0.80%, 1.30% and 1.35% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(d)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$493	$638	$797	$1,258

Class B:
Legg Mason Partners Georgia Municipals Fund	$584	$718	$823	$1,430	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$574	$687	$770	$1,332	*

Class C:
Legg Mason Partners Georgia Municipals Fund	$235	$421	$728	$1,600
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$226	$393	$680	$1,500

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$493	$638	$797	$1,258

Class B:
Legg Mason Partners Georgia Municipals Fund	$134	$418	$723	$1,430	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,332	*

Class C:
Legg Mason Partners Georgia Municipals Fund	$135	$421	$728	$1,600
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$126	$393	$680	$1,500

*	Assumes conversion to Class A Shares approximately eight years after purchase.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.

Legg Mason Partners Arizona Municipals Fund, Inc. (Acquired Fund) and Legg Mason Partners Georgia Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization						Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class A		Class A		Class A	Class A	Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%		4.00%	4.25%	None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(a)	None (a)	None (b)	4.50	%(e)	4.50	%(e)	4.50	%(e)	4.50	%(e)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.49%	0.49%	0.50%		0.45%		0.49%		0.49%
Distribution and/or Service (12b-1) Fees	0.15%		0.15%		0.15%	0.15%	0.65%		0.65%		0.65%		0.65%
Other Expenses	0.38%		0.14%		0.06%	0.06%	0.49%		0.22%		0.08%		0.08%

Total Annual Fund Operating Expenses	1.03	%(c)	0.74	%(d)	0.70%	0.70%	1.64	%(c)	1.32	%(d)	1.22%		1.22%

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C		Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.49%	0.49%
Distribution and/or Service (12b-1) Fees	0.70%		0.70%		0.70%	0.70%
Other Expenses	0.41%		0.18%		0.05%	0.05%

Total Annual Fund Operating Expenses	1.61	%(c)	1.33	%(d)	1.24%	1.24%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Legg Mason Partners Arizona Municipals Fund and Legg Mason Partners Georgia Municipals Fund approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C at the same rate as it waives fees and/or reimburses expenses for Class A. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.80%, 1.30% and 1.35% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$493	$638	$797	$1,258

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$617	$817	$991	$1,780	*
Legg Mason Partners Georgia Municipals Fund	$584	$718	$823	$1,430	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$574	$687	$770	$1,332	*
Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$264	$508	$876	$1,911
Legg Mason Partners Georgia Municipals Fund	$235	$421	$728	$1,600
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$226	$393	$680	$1,500

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$493	$638	$797	$1,258

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$167	$517	$891	$1,780	*
Legg Mason Partners Georgia Municipals Fund	$134	$418	$723	$1,430	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,332	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$164	$508	$876	$1,911
Legg Mason Partners Georgia Municipals Fund	$135	$421	$728	$1,600
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$126	$393	$680	$1,500

*	Assumes conversion to Class A Shares approximately eight years after purchase.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.

Legg Mason Partners Georgia Municipals Fund (Acquired Fund) and Legg Mason Partners Florida Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization						Pre-Reorganization
	Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@	Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class A		Class A		Class A	Class A	Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%		4.00%	4.25%	None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(a)	None (a)	None (b)	4.50	%(e)	4.50	%(e)	4.50	%(e)	4.50	%(e)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%		0.50%		0.49%	0.48%	0.45%		0.50%		0.49%		0.48%
Distribution and/or Service (12b-1) Fees	0.15%		0.15%		0.15%	0.15%	0.65%		0.65%		0.65%		0.65%
Other Expenses	0.14%		0.06%		0.06%	0.06%	0.22%		0.10%		0.08%		0.08%

Total Annual Fund Operating Expenses	0.74	%(c)	0.71	%(d)	0.70%	0.69%	1.32	%(c)	1.25	%(d)	1.22%		1.21%

	Pre-Reorganization
	Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C		Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%		0.50%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.70%		0.70%		0.70%	0.70%
Other Expenses	0.18%		0.07%		0.05%	0.05%

Total Annual Fund Operating Expenses	1.33	%(c)	1.27	%(d)	1.24%	1.23%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Legg Mason Partners Georgia Municipals Fund and Legg Mason Partners Florida Municipals Fund, Inc. approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily cap expenses at 0.80%, 1.30% and 1.35% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.85%, 1.35% and 1.40% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$635	$792	$1,247

Class B:
Legg Mason Partners Georgia Municipals Fund	$584	$718	$823	$1,430	*
Legg Mason Partners Florida Municipals Fund	$577	$696	$786	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$573	$684	$765	$1,321	*

Class C:
Legg Mason Partners Georgia Municipals Fund	$235	$421	$728	$1,600
Legg Mason Partners Florida Municipals Fund	$229	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$225	$390	$675	$1,487

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$635	$792	$1,247

Class B:
Legg Mason Partners Georgia Municipals Fund	$134	$418	$723	$1,430	*
Legg Mason Partners Florida Municipals Fund	$127	$396	$686	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$123	$384	$665	$1,321	*

Class C:
Legg Mason Partners Georgia Municipals Fund	$135	$421	$728	$1,600
Legg Mason Partners Florida Municipals Fund	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$125	$390	$675	$1,487

*	Assumes conversion to Class A Shares approximately eight years after purchase.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.

Legg Mason Partners Arizona Municipals Fund, Inc. (Acquired Fund) and Legg Mason Partners Georgia Municipals Fund (Acquired Fund) and Legg Mason Partners Florida Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@
	Class A		Class A		Class A		Class A	Class A
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%		4.00%		4.00%	4.25%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(a)	None	(a)	None (a)	None (b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.50%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.15%		0.15%		0.15%		0.15%	0.15%
Other Expenses	0.38%		0.14%		0.06%		0.06%	0.06%

Total Annual Fund Operating Expenses	1.03	%(c)	0.74	%(d)	0.71	%(e)	0.70%	0.69%

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class B		Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	4.50	%(f)	4.50	%(f)	4.50	%(f)	4.50	%(f)	4.50	%(f)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.50%		0.49%		0.48%
Distribution and/or Service (12b-1) Fees	0.65%		0.65%		0.65%		0.65%		0.65%
Other Expenses	0.49%		0.22%		0.10%		0.08%		0.08%

Total Annual Fund Operating Expenses	1.64	%(c)	1.32	%(d)	1.25	%(e)	1.22%		1.21%

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners Georgia Municipals Fund*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C		Class C		Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%		1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.45%		0.50%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.70%		0.70%		0.70%		0.70%	0.70%
Other Expenses	0.41%		0.18%		0.07%		0.05%	0.05%

Total Annual Fund Operating Expenses	1.61	%(c)	1.33	%(d)	1.27	%(e)	1.24%	1.23%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.

@	Assumes that shareholders of Legg Mason Partners Arizona Municipals Fund, Legg Mason Partners Georgia Municipals Fund and Legg Mason Partners Florida Municipals Fund approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C at the same rate as it waives fees and/or reimburses expenses for Class A. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.80%, 1.30% and 1.35% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	Management has agreed to voluntarily cap expenses at 0.85%, 1.35% and 1.40% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(f)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$635	$792	$1,247

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$617	$817	$991	$1,780	*
Legg Mason Partners Georgia Municipals Fund	$584	$718	$823	$1,430	*
Legg Mason Partners Florida Municipals Fund	$577	$696	$786	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$573	$684	$765	$1,321	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$264	$508	$876	$1,911
Legg Mason Partners Georgia Municipals Fund	$235	$421	$728	$1,600
Legg Mason Partners Florida Municipals Fund	$229	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$225	$390	$675	$1,487

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners Georgia Municipals Fund	$473	$628	$796	$1,282
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$635	$792	$1,247

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$167	$517	$891	$1,780	*
Legg Mason Partners Georgia Municipals Fund	$134	$418	$723	$1,430	*
Legg Mason Partners Florida Municipals Fund	$127	$396	$686	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$123	$384	$665	$1,321	*

	1 Year	3 Years	5 Years	10 Years

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$164	$508	$876	$1,911
Legg Mason Partners Georgia Municipals Fund	$135	$421	$728	$1,600
Legg Mason Partners Florida Municipals Fund	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$125	$390	$675	$1,487

*	Assumes conversion to Class A Shares approximately eight years after purchase.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.

Legg Mason Partners Arizona Municipals Fund, Inc. (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

The estimated expenses of Legg Mason Partners Arizona Municipals Fund, Inc. and Legg Mason Partners Managed Municipals Fund, Inc. as of June 30, 2006 and pro forma expenses following the proposed Reorganization are set forth below.

	Pre-Reorganization				Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund Pro Forma Combined Fund, Inc.*
	Class A		Class A	Class A	Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%	4.25%	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None (a)	None (b)	4.50	%(d)	4.50	%(d)	4.50	%(d)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.49%	0.49%	0.50%		0.49%		0.49%
Distribution and/or Service (12b-1) Fees	0.15%		0.15%	0.15%	0.65%		0.65%		0.65%
Other Expenses	0.38%		0.06%	0.06%	0.49%		0.08%		0.08%

Total Annual Fund Operating Expenses	1.03	%(c)	0.70%	0.70%	1.64	%(c)	1.22%		1.22%

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund Pro Forma Combined Fund, Inc.*
	Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.49%	0.49%
Distribution and/or Service (12b-1) Fees	0.70%		0.70%	0.70%
Other Expenses	0.41%		0.05%	0.05%

Total Annual Fund Operating Expenses	1.61	%(c)	1.24%	1.24%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.

(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C at the same rate as it waives fees and/or reimburses expenses for Class A. Voluntary expense caps can be changed or discontinued at any time.
(d)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$493	$638	$797	$1,258

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$617	$817	$991	$1,780	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$574	$687	$770	$1,332	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$264	$508	$876	$1,911
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$226	$393	$680	$1,500

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$493	$638	$797	$1,258

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$167	$517	$891	$1,780	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,332	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$164	$508	$876	$1,911
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$126	$393	$680	$1,500

*	Assumes conversion to Class A Shares approximately eight years after purchase.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.

Legg Mason Partners Arizona Municipals Fund, Inc. (Acquired Fund) and Legg Mason Partners Florida Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Pre-Reorganization						Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class A		Class A		Class A	Class A	Class B		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%		4.00%	4.25%	None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(a)	None (a)	None (b)	4.50	%(e)	4.50	%(e)	4.50	%(e)	4.50	%(e)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.50%		0.49%	0.48%	0.50%		0.50%		0.49%		0.48%
Distribution and/or Service (12b-1) Fees	0.15%		0.15%		0.15%	0.15%	0.65%		0.65%		0.65%		0.65%
Other Expenses	0.38%		0.06%		0.06%	0.06%	0.49%		0.10%		0.08%		0.09%

Total Annual Fund Operating Expenses	1.03	%(c)	0.71	%(d)	0.70%	0.69%	1.64	%(c)	1.25	%(d)	1.22%		1.22%

	Pre-Reorganization
	Legg Mason Partners Arizona Municipals Fund, Inc.*		Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*@
	Class C		Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.50%		0.49%	0.48%
Distribution and/or Service (12b-1) Fees	0.70%		0.70%		0.70%	0.70%
Other Expenses	0.41%		0.07%		0.05%	0.05%

Total Annual Fund Operating Expenses	1.61	%(c)	1.27	%(d)	1.24%	1.23%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
@	Assumes that shareholders of Legg Mason Partners Arizona Municipals Fund, Inc. and Legg Mason Partners Florida Municipals Fund approve the Reorganization into the Legg Mason Partners Managed Municipals Fund, Inc.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C at the same rate as it waives fees and/or reimburses expenses for Class A. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 0.85%, 1.35% and 1.40% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$635	$792	$1,247

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$617	$817	$991	$1,780	*
Legg Mason Partners Florida Municipals Fund	$577	$696	$786	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$574	$687	$770	$1,330	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$264	$508	$876	$1,911
Legg Mason Partners Florida Municipals Fund	$229	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$225	$390	$675	$1,487

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Arizona Municipals Fund, Inc.	$501	$715	$946	$1,609
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$635	$792	$1,247

Class B:
Legg Mason Partners Arizona Municipals Fund, Inc.	$167	$517	$891	$1,780	*
Legg Mason Partners Florida Municipals Fund	$127	$396	$686	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$124	$387	$670	$1,330	*

Class C:
Legg Mason Partners Arizona Municipals Fund, Inc.	$164	$508	$876	$1,911
Legg Mason Partners Florida Municipals Fund	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$125	$390	$675	$1,487

*	Assumes conversion to Class A Shares approximately eight years after purchase.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.

Legg Mason Partners Florida Municipals Fund (Acquired Fund)/Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

The estimated expenses of Legg Mason Partners Florida Municipals Fund and Legg Mason Partners Managed Municipals Fund, Inc. as of June 30, 2006 and pro forma expenses following the proposed Reorganization are set forth below.

	Pre-Reorganization				Pre-Reorganization
	Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*†@	Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*		Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*
	Class A		Class A	Class A	Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%	4.25%	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None (a)	None (b)	4.50	%(d)	4.50	%(d)	4.50	%(d)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.49%	0.49%	0.50%		0.49%		0.49%
Distribution and/or Service (12b-1) Fees	0.15%		0.15%	0.15%	0.65%		0.65%		0.65%
Other Expenses	0.06%		0.06%	0.05%	0.10%		0.08%		0.07%

Total Annual Fund Operating Expenses	0.71	%(c)	0.70%	0.69%	1.25	%(c)	1.22%		1.21%

	Pre-Reorganization
	Legg Mason Partners Florida Municipals Fund*		Legg Mason Partners Managed Municipals Fund, Inc.*	Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund*
	Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%	1.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):
Management Fees	0.50%		0.49%	0.49%
Distribution and/or Service (12b-1) Fees	0.70%		0.70%	0.70%
Other Expenses	0.07%		0.05%	0.04%

Total Annual Fund Operating Expenses	1.27	%(c)	1.24%	1.23%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
(a)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(c)	Management has agreed to voluntarily cap expenses at 0.85%, 1.35% and 1.40% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(d)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$635	$792	$1,247

Class B:
Legg Mason Partners Florida Municipals Fund	$577	$696	$786	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$574	$687	$770	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$573	$684	$765	$1,321	*

Class C:
Legg Mason Partners Florida Municipals Fund	$229	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$226	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$225	$390	$675	$1,487

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Florida Municipals Fund	$470	$619	$780	$1,248
Legg Mason Partners Managed Municipals Fund, Inc.	$469	$616	$775	$1,236
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund†	$492	$635	$792	$1,247

Class B:
Legg Mason Partners Florida Municipals Fund	$127	$396	$686	$1,362	*
Legg Mason Partners Managed Municipals Fund, Inc.	$124	$387	$670	$1,332	*
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$123	$384	$665	$1,321	*

Class C:
Legg Mason Partners Florida Municipals Fund	$129	$402	$696	$1,532
Legg Mason Partners Managed Municipals Fund, Inc.	$126	$393	$680	$1,500
Legg Mason Partners Managed Municipals Fund, Inc. Pro Forma Combined Fund	$125	$390	$675	$1,487

*	Assumes conversion to Class A Shares approximately eight years after purchase.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by the Acquired Fund shareholders in the Reorganization will not be subject to a sales load.

Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

No sales loads or deferred sales charges will be incurred by Acquired Fund shareholders as a result of any of the Reorganizations.

The Boards of the Funds have approved changes to the share class pricing structure of the Legg Mason Partners Funds (formerly, the Smith Barney Funds) and Salomon Brothers Funds (“Legacy CAM Funds”) that are expected to become effective prior to the Closing Date of the Reorganization and, therefore, will be applicable to the Acquiring Funds after the Reorganizations. The changes applicable to the Acquiring Funds are as follows:

Class A Shares. Each Legg Mason Partners and Salomon Brothers Fund will have the same sales load schedule except that:

•	For the Legg Mason Partners equity funds, the sales load schedule applicable to purchases of Class A shares will increase for purchases of less than $250,000, decrease for purchases between $250,000 and $500,000 and between $750,000 and $1 million and remain the same for purchases between $500,000 and $750,000.

•	For the Legg Mason Partners tax-exempt fixed income funds, the sales load schedule will increase for all purchase amounts; purchases ranging between $500,000 and $1 million that were previously not subject to a sales load will now be charged a sales load of 2.00% (between $500,000 and $750,000) or 1.50% (between $750,000 and $1,000,000).

•	For the Salomon Brothers tax-exempt fixed income funds, the sales load schedule will increase for purchases under $100,000.

The changes in the sales load schedules will apply only to new purchases (i.e., additional purchases by existing shareholders as well as new purchases by new investors). Where sales loads are decreasing, no discounts for previously purchased shares will be given. In addition, Class A shares generally will be available only to retail accounts, and not to retirement plan investors with omnibus accounts. Existing retirement plan accounts holding Class A shares will be grandfathered and exempt from these new requirements.

Class B Shares. Each Legg Mason Partners Fund and Salomon Brothers Fund will have the same deferred sales charge schedule except that:

•	For Salomon Brothers tax-exempt fixed income funds, the deferred sales load schedule will increase for all sales made in years 1, 2, 3 and 4 and remain the same for year 5.

•	Class B shares of equity and tax-exempt fixed income funds issued after the effective date of the changes to the share class pricing structure will have a new deferred sales charge schedule and will convert to Class A shares at the end of the eighth year after purchase; however, Class B shares of Salomon Brothers Funds issued before the effective date of the changes will continue to convert to Class A shares at the end of the seventh year.

•	Class B shares issued by Acquiring Funds to Class B shareholders of Salomon Brothers Funds will retain the Class B deferred sales charge schedule as in effect prior to the Reorganization.

Class C Shares. There will be no changes to the pricing structure of Class C shares of the Funds for retail investors. However, Class C shares offered to employee benefit plans having omnibus accounts will no longer be subject to a deferred sales charge if shares are redeemed in the first year after purchase.

Salomon Brothers Funds Class C shares purchased prior to September 14, 1998 are subject to the deferred sales charge/conversion schedule in effect at that time.

Class O Shares. Class O shares will no longer be offered. Class O shares of Salomon Brothers Funds will be exchanged for Class Y shares in the Reorganizations.

Distribution arrangements for the Acquiring and Acquired Funds are substantially similar with respect to purchases, redemptions and exchanges. Please see Appendix B for additional information.

More information about the sales load, distribution and shareholder servicing arrangements of Class A, Class B, Class C and Class Y shares of the Acquiring Funds following the Reorganizations and the procedures for making purchases, redemptions and exchanges of these classes of shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” in Appendix B to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of each Acquired Fund with its corresponding Acquiring Fund is based upon the disclosure appearing in the prospectuses (as supplemented) of the Funds under the captions “Investments, Risks and Performance” (for the Legg Mason Partners Funds) or “Fund goals, strategies and risks” (for the Salomon Brothers Funds) and “More about the Fund’s Investments” (for the Legg Mason Partners Funds) or “More on the funds’ investments and related risks” (for the Salomon Brothers Funds). The prospectuses (each of which may have been supplemented from time to time) are dated as follows:

Fund	Prospectus Dated
Legg Mason Partners Technology Fund (formerly known as Smith Barney Technology Fund)	February 28, 2006

Legg Mason Partners National Municipals Fund (formerly known as National Portfolio)	August 1, 2006

Fund	Prospectus Dated
Salomon Brothers National Tax Free Bond Fund	May 1, 2006

Legg Mason Partners Georgia Municipals Fund (formerly known as Georgia Portfolio)	August 1, 2006

Legg Mason Partners Arizona Municipals Fund, Inc. (formerly known as Smith Barney Arizona Municipals Fund Inc.)	September 28, 2005

Legg Mason Partners Florida Municipals Fund (formerly known as Florida Portfolio)	August 1, 2006

Legg Mason Partners Large Cap Growth Fund (formerly known as Smith Barney Large Capitalization Growth Fund)	March 30, 2006

Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)	June 28, 2006

Additional information about each Fund’s investment objectives and principal investment strategies may also be found in Appendix C to this Proxy Statement/Prospectus. In each case, the investment objectives and principal investment strategies of the Acquiring Fund will apply following the Reorganization of the Acquired Fund.

Legg Mason Partners Technology Fund (Acquired Fund) and Legg Mason Partners Large Cap Growth Fund (Acquiring Fund)

There are no material differences between the investment objectives of the Funds. The Acquiring Fund’s investment objective is long-term growth of capital and the Acquired Fund’s is long-term capital appreciation by investing primarily in common stocks.

Under normal circumstances, the Acquiring Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index, which ranged from [    ] to [    ] as of June 30, 2006. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Acquiring Fund still will be considered securities of large capitalization companies for purposes of the Acquiring Fund’s 80% investment policy. Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

The Acquiring Fund may invest up to 10% of its net assets in the securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities, up to 20% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests and up to 20% of its assets in equity securities of companies with total market capitalizations below $5 billion.

The manager of the Acquiring Fund emphasizes individual security selection while diversifying the Acquiring Fund’s investments across industries, which may help to reduce risk. The manager attempts to identify established large capitalization companies with the highest growth potential. The manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the manager attempts to identify the best values available among the growth companies identified.

In selecting individual companies for investment, the manager considers: favorable earnings prospects; technological innovation; industry dominance; competitive products and services; global scope; long-term operating history; consistent and sustainable long-term growth in dividends and earnings per share; strong cash flow; high return on equity; strong financial condition; and experienced and effective management.

Under normal circumstances, the Acquired Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities of companies principally engaged in offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The Acquired Fund may invest its assets in securities of foreign issuers in addition to securities of domestic issuers. The Acquired Fund invests primarily in companies with medium and large market capitalizations. To a lesser extent, the Acquired Fund also may invest in common stocks of companies with small market capitalizations. Medium and large market capitalization companies are those companies with market capitalizations exceeding $5 billion at the time of initial investment by the Acquired Fund.

The Acquired Fund normally invests at least 80% of its assets in companies doing business in the technology sector. The remainder of the Acquired Fund’s assets are not required to be invested in that sector. To determine whether a company is principally doing business in the sector, it must meet at least one of the following tests:

•	At least 50% of its gross income or its net sales must come from activities in the sector;

•	At least 50% of its assets must be devoted to producing revenues from the sector; or

•	Based on other available information, the manager determines that the company’s primary business is within the sector.

In buying and selling securities, the Acquired Fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition and its industry position. Factors considered, among other things, include long-term growth potential, earnings estimates and quality of management.

Each Fund may lend its securities to earn income.

The Acquired Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes: (1) to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates, (2) to settle transactions in securities quoted in foreign currencies, (3) as a substitute for buying or selling securities and (4) as a cash flow management technique.

The primary differences between the Funds are as follows:

•	The Acquired Fund focuses on mid-cap and large-cap companies in the technology sector, while the Acquiring Fund focuses on large-cap companies across business sectors;

•	The Acquiring Fund may invest up to 10% of its net assets in the securities of foreign issuers directly while the Acquired Fund has no such restriction; and

•	The Acquiring Fund is diversified while the Acquired Fund is non-diversified, which means that the Acquired Fund may invest a greater percentage of its assets in a particular issuer.

Risk Factors

The following summarizes the risks of investing in the Funds:

•	U.S. stock markets decline or perform poorly relative to other types of investments;

•	An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the Fund invests;

•	Large capitalization stocks fall out of favor with investors;

•	The manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect;

•	Investments in securities of foreign issuers involve greater risk than investments in securities of United States issuers. Many foreign countries the Funds invest in have markets that are less liquid and more volatile than markets in the United States. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely; and

•	Generally, the value of fixed income obligations will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

The Acquired Fund is subject to the following additional risks:

•	Technology companies can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants. The technology sector may be subject to greater governmental regulation than many other areas, and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on the sector. The performance of technology issuers may differ in direction and degree from that of the overall stock market;

•	Smaller capitalized companies may involve greater risks such as limited product lines, markets and financial or managerial resources;

•	The Acquired Fund is “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the Acquired Fund concentrates its assets in fewer issuers, the Acquired Fund will be more susceptible to negative events affecting those issuers;

•	The Acquired Fund’s investments are spread across the sector on which it focuses. However, because those investments are limited to a comparatively narrow segment of the economy, the Acquired Fund’s investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets. This means that the Acquired Fund tends to be more volatile than other mutual funds, and the values of its portfolio investments tend to increase and decrease more rapidly. As a result, the value of your investment in the Acquired Fund may rise or fall rapidly; and

•	Even a small investment in derivative contracts can have a big impact on a fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Acquired Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Acquired Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Fundamental Investment Restrictions

Shareholders of the Acquired and Acquiring Funds will be asked in a separate proxy statement to approve revised fundamental investment policies for their Funds, which are set forth below. The Boards of the Funds have unanimously adopted, and recommended that shareholders approve, a uniform set of fundamental investment policies that cover certain broad topics as to which mutual funds, such as the Funds, must have policies that may be changed only with shareholder approval. In connection with this proposal, the Boards have also approved the elimination, or the reclassification as non-fundamental, of all other investment policies that are not required to be classified as fundamental, and the redesignation of the investment objectives of certain Funds as non-fundamental, which means they could be changed without shareholder approval.

Comparisons between Fundamental Investment Restrictions

If shareholders of a Fund approve the proposed changes to the Fund’s fundamental investment restrictions, the Fund’s current fundamental investment restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities and concentrating in a particular industry will be replaced by the new policies. Management of the Funds believes that adoption of the new policies will have no material effect on the manner in which the Funds are managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) proposed changes to the fundamental investment restrictions that will be voted on by shareholders of the Funds, but in a separate proxy statement. Identical proposed fundamental investment restrictions are being voted on by shareholders of the Acquiring Fund, so that if (1) shareholders of the Acquired Fund approve the Reorganization and (2) shareholders of the Acquiring Fund approve their proposed fundamental investment restrictions, shareholders of the Acquired Fund will become shareholders of a Fund with the same fundamental investment restrictions as are being proposed for their Fund. Following the table is an explanation of certain differences between (1) the Acquired Fund’s current fundamental investment restrictions and the proposed fundamental investment restrictions and (2) the Acquired Fund’s and the Acquiring Fund’s investment restrictions should shareholders of the Funds not approve the proposed changes to the fundamental investment restrictions.

Subject	Legg Mason Partners Technology Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Large Cap Growth Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Technology Fund’s (Acquired Fund) and Legg Mason Large Cap Growth Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Diversification:	The Fund is non-diversified.	Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

No restriction.

If shareholders of the Acquiring Fund approve this proposal, the Fund’s current fundamental policy requiring diversification will be eliminated. Despite this change, the Acquiring Fund’s status as a diversified fund will continue to be changeable only with the approval of the Fund’s shareholders.

Borrowing:	Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.	Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Subject	Legg Mason Partners Technology Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Large Cap Growth Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Technology Fund’s (Acquired Fund) and Legg Mason Large Cap Growth Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Underwriting:	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, the Funds are not permitted to engage in the business of underwriting.

Lending:	Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investments objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.	Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investments objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats repurchase agreements as loans.)

Subject	Legg Mason Partners Technology Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Large Cap Growth Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Technology Fund’s (Acquired Fund) and Legg Mason Large Cap Growth Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Senior Securities:	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of the fund’s total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Real Estate:	Purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.	Purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Subject	Legg Mason Partners Technology Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Large Cap Growth Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Technology Fund’s (Acquired Fund) and Legg Mason Large Cap Growth Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Commodities:	Purchase or sell commodities or commodity contracts, but this restriction shall not prevent the portfolio from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).	Purchase or sell commodities or commodity contracts, but this restriction shall not prevent the portfolio from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Concentration:	Purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the Fund would be invested in the securities of issuers principally engaged in business activities having the specific characteristics denoted by the Fund.	Invest more than 25% of its total assets in securities, the issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Reorganization Approved: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Reorganization Rejected: Acquired Fund’s investment restriction remains the same.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Subject	Legg Mason Partners Technology Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Large Cap Growth Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Technology Fund’s (Acquired Fund) and Legg Mason Large Cap Growth Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Other:	Purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities.	No restriction.	No restriction.

	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	No restriction.

Comparison between the Acquired Fund’s Current and Proposed Fundamental Investment Restrictions

The actual investment practices of the Acquired Fund would not be expected to change as a result of the revised policies. However, these practices could change in the future and for various reasons (for instance, a change in the 1940 Act could result in an investment practice that would not be permitted under the current investment restrictions to be permitted under the proposed investment restrictions).

The primary differences between the Acquired Fund’s current and proposed fundamental investment restrictions are as follows:

•	The Acquired Fund’s current restriction on borrowing permits the Acquired Fund to borrow only for temporary or emergency purposes. The proposed restriction would allow the Acquired Fund to borrow under other circumstances as permissible under the 1940 Act or pursuant to specific SEC guidance.

•	The Acquired Fund’s investment objectives are fundamental as defined under the 1940 Act, while under the proposed restrictions the investment objectives would not be fundamental.

Comparison between the Acquired Fund’s and the Acquiring Fund’s Current Fundamental Investment Restrictions

The primary differences between the two Funds with respect to their fundamental investment restrictions, should shareholders of the Funds not approve the proposed changes to the fundamental investment restrictions, are as follows:

•	The Acquired Fund must maintain 25% or more of its assets in the technology industry, while the Acquiring Fund may not invest more than 25% of its assets in securities of companies which principally operate within one industry.

•	The Acquiring Fund requires that it be “diversified” under the 1940 Act, while the Acquired Fund is non-diversified under the 1940 Act which means that it may invest a larger percentage of its assets in an issuer than the Acquiring Fund.

Legg Mason Partners National Municipals Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

There are no material differences between the investment objectives of the Funds. The Acquiring Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital. The Acquired Fund seeks as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

As a matter of fundamental policy, under normal circumstances, each Fund invests at least 80% of its assets in municipal securities (or other investments with similar economic characteristics in the case of the Acquiring Fund), the income from which is exempt from regular federal income tax. As a result, the interest rate on these securities normally is lower than it would be if the securities were subject to regular federal income taxation. Each Fund considers any investments in municipal obligations that pay interest subject to the federal alternative minimum tax (“AMT”) as part of the 80% of the Fund’s assets that must be invested in municipal securities. Municipal securities include securities issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities, which pay interest that is excluded from gross income for regular federal income tax purposes.

The Acquiring Fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities at the time of purchase of from three to more than thirty years. The Acquiring Fund can invest up to 20% of its assets in bonds rated below investment grade or in unrated securities determined to be of equivalent quality by the manager (commonly known as “junk bonds”). Investment grade bonds are those rated in any of the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the manager.

The Acquiring Fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

•	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates

•	As a substitute for buying or selling securities

•	As a cash flow management technique

The Acquired Fund may invest in municipal securities of varying maturities, but typically focuses on municipal securities that have remaining maturities at the time of purchase of from five to more than thirty years. The Acquired Fund invests exclusively in municipal securities that are rated investment grade at the time of purchase or are of comparable quality if unrated. At least two-thirds of the municipal securities must be rated, at the time of purchase, within the three highest investment grade rating categories.

The Acquired Fund may invest up to 20% of its assets in debt securities which are issued or guaranteed by the full faith and credit of the U.S. government. These securities will generally be subject to federal taxation and may be subject to state taxation. The Acquired Fund may invest in inverse floating rate securities. These securities pay interest at a rate which moves in the opposite direction from movements in market interest rates.

The manager of each Fund selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•	Considers the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates (and in the case of the Acquiring Fund, also measures the potential impact of supply/demand imbalances for obligations of different states) to identify individual securities that balance potential risk and return

•	Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

The primary differences between the Funds are as follows:

•	At least two-thirds of the municipal securities held by the Acquired Fund must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized statistical rating organization, while the Acquiring Fund requires that at least 80% of the municipal securities held by the Acquiring Fund be rated in the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the manager.

•	The Acquired Fund invests exclusively in municipal securities that are rated investment grade at the time of purchase or are of comparable quality if unrated, while the Acquiring Fund requires 80% of its assets to be invested in accordance with such restriction.

•	The Acquiring Fund may invest up to 20% of its assets in junk bonds while the Acquired Fund may not.

Risk Factors

The following summarizes the risks of investing in the Funds:

•	Interest rates rise, causing the value of the Fund’s portfolio to decline;

•	The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded;

•	Municipal securities fall out of favor with investors;

•	Unfavorable legislation affects the tax-exempt status of municipal bonds;

•	The manager’s judgment about the attractiveness, value or income potential of a particular security proves to be incorrect;

•	It is possible that some of the Fund’s income distributions may be, and distributions of the Fund’s gains generally will be, subject to federal income tax. The Fund may realize taxable gains on the sale of its securities or on transactions in derivatives. Some of the Fund’s income may be subject to the AMT. In addition, distributions of the Fund’s income and gains will generally be subject to state and local income and franchise taxes; and

•	The Fund purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager nor the Fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service will agree with bond counsel’s opinion. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and distributions to Fund shareholders could be recharacterized as taxable.

The Acquiring Fund is subject to the following additional risks:

•	Below investment grade securities, also known as “junk bonds,” are considered speculative with respect to the issuer’s ability to pay interest and/or principal, involve a high risk of loss and are susceptible to default or decline in market value because of adverse economic and business developments. The market value for these securities tends to be very volatile, and many of these securities are less liquid than investment grade debt securities; and

•	Even a small investment in derivatives can have a big impact on the Acquiring Fund’s interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The Acquiring Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Acquiring Fund’s holdings. The other parties to certain derivatives present the same types of default risk as issuers of fixed income securities. Derivatives can also make the Acquiring Fund less liquid and harder to value, especially in declining markets.

The Acquired Fund is subject to the following additional risks:

•	Inverse floaters and futures are volatile and involve leverage which may expose the Acquired Fund to increased risk of loss. Therefore, using futures or inverse floaters can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The Acquired Fund may not fully benefit from or may lose money on futures contracts used for hedging purposes if changes in their value do not correspond as anticipated to changes in the value of the Acquired Fund’s holdings. Futures and inverse floaters can also make a fund less liquid and harder to value, especially in declining markets.

Comparison between Fundamental Investment Restrictions

If shareholders of a Fund approve the proposed changes to the Fund’s fundamental investment restrictions, the Fund’s current fundamental investment restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities and concentrating in a particular industry will be replaced by the new policies. Management of the Fund’s believes that adoption of the new policies will have no material effect on the manner in which the Funds are managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) the proposed changes to the fundamental investment restrictions that will be voted on by shareholders of the Fund, but in a separate proxy statement. Identical proposed fundamental investment restrictions are being voted on by shareholders of the Acquiring Fund so that if (1) shareholders of the Acquired Fund approve the Reorganization and (2) shareholders of the Acquiring Fund approve their proposed fundamental investment restrictions, shareholders of the Acquired Fund will become shareholders of a Fund with the same fundamental investment restrictions as are being proposed for their Fund. Following the table is an explanation of certain differences between (1) the Acquired Fund’s current fundamental investment restrictions and the proposed fundamental investment restrictions and (2) the Acquired Fund’s and the Acquiring Fund’s fundamental investment restrictions should shareholders of the Funds not approve the proposed changes to such restrictions.

Subject	Legg Mason Partners National Municipals Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund , Inc.’s (Acquiring Fund) Current Restrictions	Legg Mason Partners National Municipals Fund’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Diversification:	Invest in a manner that would cause the Fund to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.	Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

No restriction.

If shareholders of the Acquiring Fund approve this proposal, the Fund’s current fundamental policy requiring diversification will be eliminated. Despite this change, the Acquiring Fund’s status as a diversified fund will continue to be changeable only with the approval of the Fund’s shareholders.

Borrowing:	Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.	Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Subject	Legg Mason Partners National Municipals Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund , Inc.’s (Acquiring Fund) Current Restrictions	Legg Mason Partners National Municipals Fund’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Underwriting:	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of Fund securities.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, the Funds are not permitted to engage in the business of underwriting.

Lending:	Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its securities, to the fullest extent permitted under the 1940 Act.	Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats repurchase agreements as loans.)

Subject	Legg Mason Partners National Municipals Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund , Inc.’s (Acquiring Fund) Current Restrictions	Legg Mason Partners National Municipals Fund’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Senior Securities:	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of the fund’s total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Real Estate:	Purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; or (b) holding or selling real estate received in connection with securities it holds or held.	Purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Subject	Legg Mason Partners National Municipals Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund , Inc.’s (Acquiring Fund) Current Restrictions	Legg Mason Partners National Municipals Fund’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Commodities:	Purchase or sell commodities or commodity contracts, but this restriction shall not prevent the portfolio from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).	Purchase or sell commodities or commodity contracts, but this restriction shall not prevent the portfolio from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Concentration:	Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.	Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. Government Securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. For purposes of this restriction, private activity bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.”

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Subject	Legg Mason Partners National Municipals Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund , Inc.’s (Acquiring Fund) Current Restrictions	Legg Mason Partners National Municipals Fund’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Other:

The Fund has a fundamental policy, under normal circumstances, that it will invest at least 80% of its assets in “municipal securities,” which are debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions and public authorities.

The Fund has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its assets and the Fund will invest not less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is exempt from regular federal income taxes (but which nevertheless be subject to the AMT) in the opinion of bond counsel for the various issuers. The Fund may also invest up to 20% of its assets in taxable fixed income securities issued or guaranteed by the full faith and credit of the United States.

		Under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes. The Fund considers any investments in municipal obligations that pay interest subject to the AMT as part of the 80% of the Fund’s assets to be invested in municipal securities.	Each Fund retains its current policy.

	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	No restriction.

Comparison between the Acquired Fund’s Current and Proposed Fundamental Investment Restrictions

The actual investment practices of the Acquired Fund would not be expected to change as a result of the revised policies. However, these practices could change in the future and for various reasons (for instance, a change in the 1940 Act could result in an investment practice that would not be permitted under the current investment restrictions to be permitted under the proposed investment restrictions).

The primary differences between the Acquired Fund’s current and proposed fundamental investment restrictions are as follows:

•	The Acquired Fund’s current restriction on borrowing permits the Acquired Fund to borrow only for temporary or emergency purposes. The proposed restriction would allow the Acquired Fund to borrow under other circumstances as permissible under the 1940 Act or pursuant to specific SEC guidance.

•	If approved by shareholders of the Acquired Fund, these proposals would result in the elimination of the fundamental policy requiring the Fund to operate as a “diversified” company under the 1940 Act. However, this difference has no practical effect because under the 1940 Act a shareholder vote is required to change a Fund’s status from diversified to non-diversified.

•	The Acquired Fund’s investment objectives are fundamental as defined under the 1940 Act, while under the proposed restrictions the investment objectives would not be fundamental.

Comparison between the Acquired Fund’s Current Fundamental Investment Restrictions and the Acquiring Fund’s Current Fundamental Investment Restrictions

There are no material differences between each Fund’s current fundamental investment restrictions.

Salomon Brothers National Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

There are no material differences between the investment objectives of the Funds. The Acquiring Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital. The Acquired Fund seeks to maximize total return, consistent with the preservation of capital. However, the Acquiring Fund’s investment objective is a fundamental policy while the Acquired Fund’s is not. As a result, the Acquiring Fund may change its investment objective only with shareholder approval.

As a matter of fundamental policy, under normal circumstances, the Acquiring Fund invests at least 80% of its assets in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax. The Acquiring Fund considers any investments in municipal obligations that pay interest subject to the federal AMT as part of the 80% of the Fund’s assets that must be invested in municipal securities. Municipal securities include securities issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities, which pay interest that is excluded from gross income for regular federal income tax purposes. The Acquiring Fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities at the time of purchase of from three to more than thirty years. The Acquiring Fund can invest up to 20% of its assets in bonds rated below investment grade or in unrated securities determined to be of equivalent quality by the manager (commonly known as “junk bonds”). Investment grade bonds are those rated in any of the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the manager.

The manager of the Acquiring Fund selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•	Considers the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates, and in the case of the Acquiring Fund, also measures the potential impact of supply/demand imbalances for obligations of different states

•	Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

The Acquired Fund invests primarily in investment grade municipal obligations issued by a variety of states and localities that pay interest that is exempt from federal income taxes, including the AMT. These obligations may include obligations of Puerto Rico and other U.S. territories. Under normal market conditions, the Acquired Fund invests at least 80% of its assets in municipal obligations that pay interest that is exempt from federal personal income taxes, including the AMT. The Acquired Fund may invest directly in municipal obligations or in participation or other interests in municipal obligations.

Subject to the 80% policy, the Acquired Fund may also invest in municipal obligations that are exempt from federal personal income taxes but that are subject to the AMT. Although the Acquired Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Acquired Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Acquired Fund may also invest in short-term debt securities that pay interest that is subject to federal personal income taxes.

The Acquired Fund may invest in obligations with any maturity. However, the Acquired Fund’s dollar-weighted average maturity is normally expected to be in a long-term range (between 10 and 30 years). For strategic purposes, however, the Acquired Fund may invest so that the dollar-weighted average maturity of the securities held by the Acquired Fund is under 10 years.

When selecting securities for the Acquired Fund and managing the portfolio, the manager looks for both income and potential for gain. The Acquired Fund is managed using a combination of qualitative and quantitative analysis. The manager decides which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions throughout the United States. Then the manager compares specific regions and sectors to identify broad segments of the municipal market poised to benefit in this environment. The manager also closely studies the yields and other characteristics of specific issues to identify attractive opportunities. The manager uses a geographically diversified approach, seeking a portfolio of bonds representing a wide range of sectors, maturities and regions. The manager uses this same approach when deciding which securities to sell. Securities are sold when the Acquired Fund needs cash to meet redemptions, or when the manager believes that better opportunities exist or that the security no longer fits within the manager’s overall strategies for achieving the Acquired Fund’s investment objective.

Each Fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

•	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates

•	As a substitute for buying or selling securities

The Acquiring Fund may also use derivative contracts as a cash flow management technique while the Acquired Fund may also use derivative contracts to enhance the Fund’s return as a non-hedging strategy that may be considered speculative.

The primary differences between the Funds are as follows:

•	The Acquired Fund may not invest more than 20% of its assets in securities that pay interest subject to AMT, while the Acquiring Fund has no limitation on the portion of its investments that may be invested in securities that pay interest subject to AMT.

•	The Acquiring Fund may invest up to 20% of its assets in junk bonds while the Acquired Fund may not.

•	The Acquired Fund’s dollar-weighted average maturity is normally expected to be in a long-term range (between ten and thirty years), while the Acquiring Fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities at the time of purchase of between three and thirty years.

•	The Acquiring Fund is diversified, while the Acquired Fund is non-diversified, which means that the Acquired Fund may invest a greater percentage of its assets in a particular issuer.

Risk Factors

The following summarizes the risks of investing in the Funds:

•	Interest rates rise, causing the value of the Fund’s portfolio to decline;

•	The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded;

•	Municipal securities fall out of favor with investors;

•	Unfavorable legislation affects the tax-exempt status of municipal bonds;

•	The manager’s judgment about the attractiveness, value or income potential of a particular security proves to be incorrect;

•	It is possible that some of the Fund’s income distributions may be, and distributions of the Fund’s gains generally will be, subject to federal income tax. The Fund may realize taxable gains on the sale of its securities or on transactions in derivatives. Some of the Fund’s income may be subject to the AMT. In addition, distributions of the Fund’s income and gains will generally be subject to state and local income and franchise taxes; and

•	Even a small investment in derivatives can have a big impact on the Fund’s interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivatives present the same types of default risk as issuers of fixed income securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

The Acquiring Fund is subject to the following additional risks:

•	Below investment grade securities, also known as “junk bonds,” are considered speculative with respect to the issuer’s ability to pay interest and/or principal, involve a high risk of loss and are susceptible to default or decline in market value because of adverse economic and business developments. The market value for these securities tends to be very volatile, and many of these securities are less liquid than investment grade debt securities; and

•	The Acquiring Fund purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager nor the Acquiring Fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service will agree with bond counsel’s opinion. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and distributions to Acquiring Fund shareholders could be recharacterized as taxable.

The Acquired Fund also discloses additional risks in its prospectus to which it is subject; the Acquiring Fund is also subject to these risks. The risks are as follows:

•	During periods of declining interest rates, the issuer of a security prepays principal earlier than scheduled, forcing the Acquired Fund to reinvest in lower yielding securities. This is known as call or prepayment risk;

•	During periods of rising interest rates, the average life of certain types of securities is extended because of fewer than expected principal prepayments. This may lock in a below market interest rate, increase the securities’ duration and reduce the value of a security. This is known as extension risk;

•	The Acquired Fund invests new cash or the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate;

•	The Acquired Fund may invest in certain municipal derivatives that may be subject to unresolved tax, legal, regulatory and accounting issues;

•	The national economy and the economies of many of the states have experienced downturns with decreasing revenues and budget shortfalls. Local governments are experiencing difficulties as states facing declining revenues and in some cases reduced federal aid have in turn curtailed aid to local governments. These and other factors may affect the market value of municipal obligations held by the Acquired Fund, the marketability of such obligations, and the ability of municipal issuers to make timely payments of interest and principal;

•	Municipal obligations include municipal lease obligations, which may present special risks, because the municipal issuer may not be obligated to appropriate money to make required payments on the obligations. Although such obligations are typically secured by the leased property, the leased property may be hard to sell, or if sold, may not cover fully the Acquired Fund’s exposure;

•	The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities which may limit the Acquired Fund’s ability to buy and sell these obligations at times and prices the manager believes would be advantageous;

•	There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities;

•	A significant portion of the Acquired Fund’s assets may be invested, from time to time, in municipal securities of issuers concentrated in a particular region or industry. The Acquired Fund may invest, from time to time, a significant portion of their assets in municipal obligations issued by Puerto Rico or other U.S. territories. Such securities may be adversely affected by factors particular to issuers located in those areas; and

•	The Acquired Fund may borrow in certain limited circumstances. Certain borrowing may create an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the Acquired Fund’s shares and in the return on the Acquired Fund’s portfolio. The Acquired Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a Fund expense and will reduce the value of the Fund’s shares.

Comparison between Fundamental Investment Restrictions

If shareholders of a Fund approve the proposed changes to the Fund’s fundamental investment restrictions, the Fund’s current fundamental investment restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities and purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities will be replaced by the new policies. Management of the Funds believes that adoption of the new policies will have no material effect on the manner in which the Funds are managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) the proposed changes to the fundamental investment restrictions that will be voted on by shareholders of the Funds, but in a separate proxy statement. Identical proposed fundamental investment restrictions are being voted on by shareholders of the Acquiring Fund so that if (1) shareholders of the Acquired Fund approve the Reorganization and (2) shareholders of the Acquiring Fund approve their proposed fundamental investment restrictions, shareholders of the Acquired Fund will become shareholders of a Fund with the same fundamental investment restrictions as are being proposed for their Fund. Following the table is an explanation of certain differences between (1) the Acquired Fund’s current fundamental investment restrictions and the proposed fundamental investment restrictions and (2) the Acquired Fund’s and the Acquiring Fund’s fundamental investment restrictions should shareholders of the Funds not approve the proposed changes to such restrictions.

Subject	Salomon Brothers National Tax Free Bond Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Current Restrictions	Salomon Brothers National Tax Free Bond Fund’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Diversification:	The Fund is non-diversified.	Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

No restriction.

If shareholders of the Acquiring Fund approve this proposal, the Fund’s current fundamental policy requiring diversification will be eliminated. Despite this change, the Acquiring Fund’s status as a diversified fund will continue to be changeable only with the approval of the Fund’s shareholders.

Borrowing:	Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value (it is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities). For purposes of this restriction, arrangements with respect to securities lending are not treated as borrowing.	Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Subject	Salomon Brothers National Tax Free Bond Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Current Restrictions	Salomon Brothers National Tax Free Bond Fund’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Underwriting:	Underwrite securities issued by other persons except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a security.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, certain Funds are not permitted to underwrite the securities of others, and certain other Funds are not permitted to engage in the business of underwriting.

Lending:	Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions (the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan).	Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats repurchase agreements as loans.)

Subject	Salomon Brothers National Tax Free Bond Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Current Restrictions	Salomon Brothers National Tax Free Bond Fund’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Senior Securities:	Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of the fund’s total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Real Estate:	Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein) in the ordinary course of business (and the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund). For purposes of this investment restriction, the Fund also may purchase and sell securities issued by companies that invest or deal in real estate or real estate investment trusts.	Purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Subject	Salomon Brothers National Tax Free Bond Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund , Inc.’s (Acquiring Fund) Current Restrictions	Salomon Brothers National Tax Free Bond Fund’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Commodities:	Purchase or sell interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon).	Purchase or sell commodities or commodity contracts, but this restriction shall not prevent the portfolio from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Concentration:	Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction.	Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. Government Securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. For purposes of this restriction, private activity bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.”

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Subject	Salomon Brothers National Tax Free Bond Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund , Inc.’s (Acquiring Fund) Current Restrictions	Salomon Brothers National Tax Free Bond Fund’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Other:	Under normal circumstances at least 80% of the Fund’s assets are invested in tax-exempt municipal obligations. The issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.	Under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes. The Fund considers any investments in municipal obligations that pay interest subject to the AMT as part of the 80% of the Fund’s assets to be invested in municipal securities.	Each Fund retains its current policy.

	No restriction.	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	No restriction.

Comparison between the Acquired Fund’s Current and Proposed Fundamental Investment Restrictions

The actual investment practices of the Acquired Fund would not be expected to change as a result of the revised policies. However, these practices could change in the future and for various reasons (for instance, a change in the 1940 Act could result in an investment practice that would not be permitted under the current investment restrictions to be permitted under the proposed investment restrictions).

The primary difference between the Acquired Fund’s current and proposed fundamental investment restrictions is that the Acquired Fund is only permitted to borrow for temporary or emergency purposes or purchase securities at any time at which borrowings do not exceed 5% of the total assets of the Acquired Fund, taken at market value. The proposed restriction would allow the Acquired Fund to borrow as permitted under the 1940 Act or pursuant to specific SEC guidance.

Comparison between the Acquired Fund’s and the Acquiring Fund’s Current Fundamental Investment Restrictions

The primary differences between the two Funds with respect to their fundamental investment restrictions, should shareholders of the Funds not approve the proposed changes to the fundamental investment restrictions, are as follows:

•	Both Funds are only permitted to borrow for temporary or emergency purposes; however, the Acquired Fund has an additional restriction that it may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Acquired Fund, taken at market value.

•	The Acquiring Fund requires that it be “diversified” under the 1940 Act, while the Acquired Fund is non-diversified which means that the Acquired Fund may invest a greater percentage of its assets in a particular issuer.

•	The Acquiring Fund considers any investments in municipal obligations that pay interest subject to the AMT as part of the 80% of the Fund’s assets to be invested in municipal securities, while the Acquired Fund can invest only up to 20% of its assets in municipal securities that pay interest subject to AMT.

•	The Acquiring Fund’s investment objectives are fundamental as defined under the 1940 Act, while the Acquired Fund’s investment objectives are not. This means that the Acquired Fund’s investment objective can be changed without shareholder approval.

Legg Mason Partners Georgia Municipals Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

There are material differences between the investment objectives of the Funds. While the Acquiring Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital, the Acquired Fund seeks as high a level of income exempt from regular federal income taxes and Georgia personal income taxes as is consistent with prudent investing.

As a matter of fundamental policy, under normal circumstances, the Acquiring Fund invests at least 80% of its assets in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax. Each Fund considers any investments in municipal obligations that pay interest subject to the federal AMT as part of the 80% of the Fund’s assets that must be invested in municipal securities. Municipal securities include securities issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities, which pay interest that is excluded from gross income for regular federal income tax purposes. The Acquiring Fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities at the time of purchase of from three to more than thirty years. The Acquiring Fund can invest up to 20% of its assets in bonds rated below investment grade or in unrated securities determined to be of equivalent quality by the manager (commonly known as “junk bonds”). Investment grade bonds are those rated in any of the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the manager.

As a matter of fundamental policy, under normal circumstances, the Acquired Fund invests at least 80% of its assets in Georgia municipal securities. Georgia municipal securities include securities issued by the State of Georgia and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax and Georgia state personal income taxes. The Acquired Fund focuses primarily on intermediate-term and long-term municipal securities which have remaining maturities at the time of purchase of from five to more than thirty years. The Acquired Fund invests exclusively in municipal securities that are rated investment grade at the time of purchase or are of comparable quality if unrated. At least two-thirds of the municipal securities must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized statistical rating organization. The Acquired Fund may invest up to 20% of its assets in municipal securities of non-Georgia issuers. These securities will generally be exempt from regular federal income taxes, but not Georgia income taxes. The Acquired Fund may also invest up to 20% of its assets in debt securities which are issued or guaranteed by the full faith and credit of the U.S. government. These securities will be subject to federal taxation and may be subject to state taxation. The Acquired Fund may also invest in inverse floating rate securities.

The managers of the Funds select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the manager:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•	Considers the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates, and in the case of the Acquiring Fund, also measures the potential impact of supply/demand imbalances for obligations of different states

•	Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

Each Fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

•	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates

•	As a substitute for buying or selling securities

•	As a cash flow management technique

The primary differences between the Funds are as follows:

•	The Acquired Fund has an 80% investment policy of investing in Georgia municipal securities while the Acquiring Fund invests in various states.

•	The Acquiring Fund may invest up to 20% of its assets in junk bonds, while the Acquired Fund may not invest in junk bonds.

•	The Acquiring Fund is diversified, while the Acquired Fund is non-diversified, which means that the Acquired Fund may invest a greater percentage of its assets in a particular issuer.

•	At least two-thirds of the municipal securities held by the Acquired Fund must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized statistical rating organization, while the Acquiring Fund requires that at least 80% of the municipal securities held by the Acquiring Fund be rated in the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the manager.

Risk Factors

The following summarizes the risks of investing in the Funds:

•	Interest rates rise, causing the value of the Fund’s portfolio to decline;

•	The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded;

•	Municipal securities fall out of favor with investors;

•	Unfavorable legislation affects the tax-exempt status of municipal bonds;

•	The manager’s judgment about the attractiveness, value or income potential of a particular security proves to be incorrect; and

•	Using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivatives present the same types of default risk as issuers of fixed income securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

The Acquiring Fund is subject to the following additional risks:

•	Below investment grade securities, also known as “junk bonds,” are considered speculative with respect to the issuer’s ability to pay interest and/or principal, involve a high risk of loss and are susceptible to default or decline in market value because of adverse economic and business developments. The market value for these securities tends to be very volatile, and many of these securities are less liquid than investment grade debt securities;

•	It is possible that some of the Acquiring Fund’s income distributions may be, and distributions of the Acquiring Fund’s gains generally will be, subject to federal income tax. The Acquiring Fund may realize taxable gains on the sale of its securities or on transactions in derivatives. Some of the Acquiring Fund’s income may be subject to the federal alternative minimum tax. In addition, distributions of the Acquiring Fund’s income and gains will generally be subject to state and local income and franchise taxes; and

•	The Acquiring Fund purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager nor the Acquiring Fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service will agree with bond counsel’s opinion. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and distributions to Acquiring Fund shareholders could be recharacterized as taxable.

The Acquired Fund is subject to the following additional risks:

•	Georgia municipal securities may fall out of favor with investors. The Acquired Fund will suffer more than a national municipal fund from adverse events affecting Georgia municipal issuers;

•	Georgia’s economy tends to have concentrations in the insurance and defense industries, and therefore, the Acquired Fund may be more exposed to events affecting these industries than funds with more geographically diverse investments. Additionally, though 2005 represented the highest one-year revenue collection by the state, a portion of those revenues were attributed to enforcement initiatives that may not be repeated successfully in future periods. Also, natural disasters are not uncommon in Georgia and their effect on Georgia’s economy is unpredictable. These and other factors may affect the market value of municipal obligations held by the Acquired Fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the Fund. In addition, if the Acquired Fund has difficulty finding high quality Georgia municipal obligations to purchase, the amount of the Fund’s income that is subject to Georgia taxes could increase;

•	It is possible that some of the Acquired Fund’s income distributions may be, and distributions of the Acquired Fund’s capital gains generally will be, subject to regular federal and Georgia state tax. The Acquired Fund may realize capital gains on the sale of its securities or on transactions in futures contracts or other derivative instruments. Some of the Acquired Fund’s interest income that is exempt from regular federal income tax may be subject to the AMT. In addition, distributions of the Acquired Fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than Georgia;

•	The Acquired Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the Acquired Fund invests its assets in fewer issuers, the Acquired Fund will be more susceptible to negative events affecting those issuers; and

•

Inverse floaters and futures are volatile and involve leverage which may expose the Acquired Fund to increased risk of loss. Therefore, using futures or inverse floaters can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The Acquired Fund may not fully benefit from or may lose money on futures contracts used for hedging purposes if changes in their value do not correspond as anticipated to changes in the value of the Acquired Fund’s holdings. Futures and inverse floaters can also make a fund less liquid and harder to value, especially in declining markets.

Comparison between Fundamental Investment Restrictions

If shareholders of a Fund approve the new fundamental investment restrictions, the Fund’s current fundamental restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities and concentrating in a particular industry will be replaced by the new policies. Adoption of the new policies will have no material effect on the manner in which the Funds are managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) the proposed changes to the fundamental investment restrictions that will be voted on by shareholders of the Acquired Fund, but in a separate proxy statement. Identical proposed fundamental investment restrictions are being voted on by shareholders of the Funds so that if (1) shareholders of the Acquired Fund approve the Reorganization and (2) shareholders of the Acquiring Fund approve their proposed fundamental investment restrictions, shareholders of the Acquired Fund will become shareholders of a Fund with the same fundamental investment restrictions as are being proposed for their Fund. Following the table is an explanation of certain differences between (1) the Acquired Fund’s current fundamental investment restrictions and the proposed fundamental investment restrictions and (2) the Acquired Fund’s and the Acquiring Fund’s fundamental investment restrictions should shareholders of the Funds not approve the proposed changes to such restrictions.

Subject	Legg Mason Partners Georgia Municipals Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Georgia Municipals Fund’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Diversification:	The Fund is non-diversified.	Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

No restriction.

If shareholders of the Acquiring Fund approve this proposal, the Fund’s current fundamental policy requiring diversification will be eliminated. Despite this change, the Acquiring Fund’s status as a diversified fund will continue to be changeable only with the approval of the Fund’s shareholders.

Borrowing:	Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.	Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Subject	Legg Mason Partners Georgia Municipals Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Georgia Municipals Fund’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Underwriting:	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of Fund securities.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, the Funds are not permitted to engage in the business of underwriting.

Lending:	Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its securities, to the fullest extent permitted under the 1940 Act.	Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats repurchase agreements as loans.)

Subject	Legg Mason Partners Georgia Municipals Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Georgia Municipals Fund’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Senior Securities:	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of the fund’s total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Real Estate:	Purchase or sell real estate, real estate mortgages or real estate investment trust securities, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; or (b) holding or selling real estate received in connection with securities it holds or held.	Purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Subject	Legg Mason Partners Georgia Municipals Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Georgia Municipals Fund’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Commodities:	Purchase or sell commodities or commodity contracts, but this restriction shall not prevent the portfolio from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).	Purchase or sell commodities or commodity contracts, but this restriction shall not prevent the portfolio from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Concentration:	Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.	Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. Government Securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. For purposes of this restriction, private activity bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.”

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Subject	Legg Mason Partners Georgia Municipals Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Georgia Municipals Fund’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Other:

Under normal circumstances, invest less than 80% of its assets in Georgia municipal securities.

The Fund has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its assets and the Fund will invest not less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is exempt from regular federal income taxes (but which nevertheless be subject to the AMT) and from personal income taxes of the state of Georgia in the opinion of bond counsel for the various issuers. The Fund may also invest up to 20% of its assets in taxable fixed income securities issued or guaranteed by the full faith and credit of the United States.

		Under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes. The Fund considers any investments in municipal obligations that pay interest subject to the AMT as part of the 80% of the Fund’s assets to be invested in municipal securities.	Each Fund retains its current policy.

	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	No restriction.

Comparison between the Acquired Fund’s Current and Proposed Fundamental Investment Restrictions

The actual investment practices of the Acquired Fund would not be expected to change as a result of the revised policies. However, these practices could change in the future and for various reasons (for instance, a change in the 1940 Act could result in an investment practice that would not be permitted under the current investment restrictions to be permitted under the proposed investment restrictions).

The primary differences between the Acquired Fund’s current and proposed fundamental investment restrictions are that:

•	The Acquired Fund’s current restriction on borrowing permits the Acquired Fund to borrow only for temporary or emergency purposes, while the proposed restriction would allow the Acquired Fund to borrow under other circumstances as permissible under the 1940 Act or pursuant to specific SEC guidance.

•	The Acquired Fund’s investment objectives are fundamental as defined under the 1940 Act, while under the proposed restrictions the investment objectives would not be fundamental.

Comparison between the Acquired Fund’s and the Acquiring Fund’s Current Fundamental Investment Restrictions

The primary differences between the two Funds with respect to their fundamental investment restrictions, should shareholders of the Funds not approve the proposed changes to the fundamental investment restrictions, are as follows:

•	The Acquiring Fund requires that it be “diversified” under the 1940 Act, while the Acquired Fund is non-diversified which means that the Acquired Fund may invest a greater percentage of its assets in a particular issuer.

•	The Acquiring Fund has a fundamental restriction requiring it to invest at least 80% of its assets in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes, while the Acquired Fund has a fundamental restriction requiring it to invest at least 80% of its assets specifically in Georgia municipal securities.

Legg Mason Partners Arizona Municipals Fund, Inc. (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

There are material differences between the investments objectives of the Funds. While the Acquiring Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital, the Acquired Fund seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state income taxes as is consistent with the preservation of capital.

As a matter of fundamental policy, under normal circumstances, the Acquiring Fund invests at least 80% of its assets in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax. Each Fund considers any investments in municipal obligations that pay interest subject to the federal alternative minimum tax (“AMT”) as part of the 80% of the Fund’s assets that must be invested in municipal securities. Municipal securities include securities issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities, which pay interest that is excluded from gross income for regular federal income tax purposes. The Acquiring Fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities at the time of purchase of from three to more than thirty years. The Acquiring Fund can invest up to 20% of its assets in bonds rated below investment grade or in unrated securities determined to be of equivalent quality by the manager (commonly known as “junk bonds”). Investment grade bonds are those rated in any of the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the manager.

As a matter of fundamental policy, under normal circumstances, the Acquired Fund invests at least 80% of its assets in Arizona municipal securities or other investments with similar economic characteristics. Arizona municipal securities include securities issued by the State of Arizona and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from income for regular federal income tax and from Arizona state personal income taxes.

The Acquired Fund invests primarily in intermediate-term and long-term investment grade municipal securities that have remaining maturities at the time of purchase ranging from three to more than twenty years. Investment grade securities are rated in any of the four highest long-term rating categories or, if unrated, are determined by the manager to be of comparable quality. The Acquired Fund may invest up to 20% of its assets in junk bonds.

The managers of the Funds select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the manager:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	Considers the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates, and in the case of the Acquiring Fund, also measures the potential impact of supply/demand imbalances for obligations of different states

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•	Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

Each Fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

•	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates

•	As a substitute for buying or selling securities

•	As a cash flow management technique

The primary differences between the Funds are as follows:

•	The Acquired Fund must invest at least 80% of its assets in securities paying interest exempt from Arizona income tax, while the Acquiring Fund has no similar restriction and has a nationwide focus.

•	The Acquiring Fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities at the time of purchase of from three to more than thirty years while the Acquired Fund focuses on such securities that have remaining maturities at the time of purchase ranging from three to more than twenty years.

Risk Factors

The following summarizes the risks of investing in the Funds:

•	Interest rates rise, causing the value of the Fund’s portfolio to decline;

•	The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded;

•	Municipal securities fall out of favor with investors;

•	Unfavorable legislation affects the tax-exempt status of municipal bonds;

•	The manager’s judgment about the attractiveness, value or income potential of a particular security proves to be incorrect;

•	Using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivatives present the same types of default risk as issuers of fixed income securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets; and

•	Below investment grade securities, also known as “junk bonds,” are considered speculative with respect to the issuer’s ability to pay interest and/or principal, involve a high risk of loss and are susceptible to default or decline in market value because of adverse economic and business developments. The market value for these securities tends to be very volatile, and many of these securities are less liquid than investment grade debt securities.

The Acquiring Fund is subject to the following additional risk:

•	It is possible that some of the Acquiring Fund’s income distributions may be, and distributions of the Acquiring Fund’s gains generally will be, subject to federal income tax. The Acquiring Fund may realize taxable gains on the sale of its securities or on transactions in derivatives. Some of the Acquiring Fund’s income may be subject to the AMT. In addition, distributions of the Acquiring Fund’s income and gains will generally be subject to state and local income and franchise taxes; and

•	The Acquiring Fund purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager nor the Acquiring Fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service will agree with bond counsel’s opinion. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and distributions to Acquiring Fund shareholders could be recharacterized as taxable.

The Acquired Fund is subject to the following additional risks:

•	Arizona municipal securities may fall out of favor with investors. The Acquired Fund will suffer more than a national municipal fund from adverse events affecting Arizona municipal issuers;

•	Arizona experienced declining revenues in fiscal years 2002 and 2003. Though the state has witnessed recent economic growth and anticipates continued growth, expenditures are also expected to increase, due in part to spending associated with the state’s growing population and other obligations. The state predicts general fund shortfalls to increase in the coming years, more so if revenue growth is less than anticipated or if spending exceeds expectations. These and other factors may affect the market value of municipal obligations held by the Acquired Fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the Acquired Fund. In addition, if the Acquired Fund has difficulty finding high quality Arizona municipal obligations to purchase, the amount of the Acquired Fund’s income that is subject to Arizona taxes could increase; and

•	It is possible that some of the Acquired Fund’s income distributions may be, and distributions of the Acquired Fund’s capital gains generally will be, subject to federal personal income and Arizona state personal income taxes. The Acquired Fund may realize capital gains subject to regular federal and Arizona state personal income taxes on the sale of its securities or on transactions in derivatives. The Acquired Fund may realize ordinary income subject to regular federal and Arizona state personal income taxes to the extent of any market discount on securities purchased at a discount. Distributions of the Acquired Fund’s income may be subject to the AMT. In addition, distributions of the Acquired Fund’s income and capital gains generally will be subject to state and local income taxes for investors residing in states other than Arizona.

Comparison between Fundamental Investment Restrictions

If shareholders of a Fund approve the proposed changes to the Fund’s fundamental investment restrictions, the Fund’s current fundamental investment restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities and concentrating in a particular industry will be replaced by the new policies. Management of the Funds believes that adoption of the new policies will have no material effect on the manner in which the Funds are managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) the proposed changes to the fundamental investment restrictions that will be voted on by shareholders of the Funds, but in a separate proxy statement. Identical proposed fundamental investment restrictions are being voted on by shareholders of the Acquiring Fund so that if (1) shareholders of the Acquired Fund approve the Reorganization and (2) shareholders of the Acquiring Fund approve their proposed fundamental investment restrictions, shareholders of the Acquired Fund will become shareholders of a Fund with the same fundamental investment restrictions as are being proposed for their Fund. Following the table is an explanation of certain differences between (1) the Acquired Fund’s current fundamental investment restrictions and the proposed fundamental investment restrictions and (2) the Acquired Fund’s and the Acquiring Fund’s fundamental investment restrictions should shareholders of the Funds not approve the proposed changes to such restrictions.

Subject	Legg Mason Partners Arizona Municipals Fund, Inc.’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Arizona Municipals Fund, Inc.’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Diversification:	Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.	Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

No restriction.

If shareholders of the Acquiring Fund approve this proposal, the Fund’s current fundamental policy requiring diversification will be eliminated. Despite this change, the Acquiring Fund’s status as a diversified fund will continue to be changeable only with the approval of the Fund’s shareholders.

Borrowing:	Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.	Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Subject	Legg Mason Partners Arizona Municipals Fund, Inc.’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Arizona Municipals Fund, Inc.’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Underwriting:	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, the Funds are not permitted to engage in the business of underwriting.

Lending:	Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.	Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats repurchase agreements as loans.)

Subject	Legg Mason Partners Arizona Municipals Fund, Inc.’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Arizona Municipals Fund, Inc.’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Senior Securities:	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of the fund’s total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Real Estate:	Purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.	Purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Subject	Legg Mason Partners Arizona Municipals Fund, Inc.’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Arizona Municipals Fund, Inc.’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Commodities:	Purchase or sell commodities or commodity contracts, but this restriction shall not prevent the portfolio from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).	Purchase or sell commodities or commodity contracts, but this restriction shall not prevent the portfolio from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Concentration:	Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.	Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. Government Securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. For purposes of this restriction, private activity bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.”

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Subject	Legg Mason Partners Arizona Municipals Fund, Inc.’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Arizona Municipals Fund, Inc.’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Other:	Under normal circumstances, invest less than 80% of its assets, (net assets plus any borrowings for investment purposes), in Arizona Municipal Securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Arizona state personal income taxes. The Fund considers any investments in municipal securities that pay interest subject to the AMT as part of the 80% of the Fund’s assets that must be invested in municipal securities.	Under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes. The Fund considers any investments in municipal obligations that pay interest subject to the AMT as part of the 80% of the Fund’s assets to be invested in municipal securities.	Each Fund retains its current policy.

	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	No restriction.

Comparison between the Acquired Fund’s Current and Proposed Fundamental Investment Restrictions

The actual investment practices of the Acquired Fund would not be expected to change as a result of the revised policies. However, these practices could change in the future and for various reasons (for instance, a change in the 1940 Act could result in an investment practice that would not be permitted under the current investment restrictions to be permitted under the proposed investment restrictions).

The primary differences between the Acquired Fund’s current and proposed fundamental investment restrictions are as follows:

•	The Acquired Fund’s current restriction on borrowing permits the Acquired Fund to borrow only for temporary or emergency purposes. The proposed restriction would allow the Acquired Fund to borrow under other circumstances as permissible under the 1940 Act or pursuant to specific SEC guidance.

•	If approved by shareholders of the Acquired Fund, these proposals would result in the elimination of the fundamental policy requiring the Acquired Fund to operate as a “diversified” company under the 1940 Act. However, this difference has no practical effect because under the 1940 Act a shareholder vote is required to change a fund’s status from diversified to non-diversified.

•	The Acquired Fund’s investment objectives are fundamental as defined under the 1940 Act, while under the proposed restrictions the investment objectives would not be fundamental.

Comparison between the Acquired Fund’s and the Acquiring Fund’s Current Fundamental Investment Restrictions

The primary difference between the two Funds with respect to their fundamental investment restrictions, is that the Acquiring Fund has a fundamental restriction requiring it to invest at least 80% of its assets in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes, while the Acquired Fund has a fundamental restriction requiring it to invest at least 80% of its assets specifically in Arizona municipal securities.

Legg Mason Partners Florida Municipals Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

There are no material differences between the investment objectives of the Funds. The Acquiring Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital. The Acquired Fund seeks as high a level of income exempt from regular federal income taxes as is consistent with prudent investing.

As a matter of fundamental policy, under normal circumstances, the Acquiring Fund invests at least 80% of its assets in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax. Each Fund considers any investments in municipal obligations that pay interest subject to the federal alternative minimum tax (“AMT”) as part of the 80% of the Fund’s assets that must be invested in municipal securities. Municipal securities include securities issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities, which pay interest that is excluded from gross income for regular federal income tax purposes. The Acquiring Fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities at the time of purchase of from three to more than thirty years. The Acquiring Fund can invest up to 20% of its assets in bonds rated below investment grade or in unrated securities determined to be of equivalent quality by the manager (commonly known as “junk bonds”). Investment grade bonds are those rated in any of the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the manager.

As a matter of fundamental policy, under normal circumstances, the Acquired Fund invests at least 80% of its assets in Florida municipal securities. Florida municipal securities include securities issued by the State of Florida and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is excluded from gross income for regular federal income tax purposes. The Acquired Fund generally favors municipal securities that enable its shares to be exempt from the Florida intangibles tax. (Earlier this year, Florida legislation authorized the repeal of the tax. The legislation will become effective on January 1, 2007.) The Acquired Fund focuses primarily on intermediate-term and long-term municipal securities which have remaining maturities at the time of purchase of from three to more than thirty years. The Acquired Fund invests exclusively in municipal securities that are rated investment grade at the time of purchase or are of comparable quality if unrated. Investment grade bonds are those rated in any of the four highest long-term rating categories or, if unrated, of comparable quality. At least two-thirds of the municipal securities must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized statistical rating organization. The Acquired Fund may invest up to 20% of its assets in municipal securities of non-Florida issuers. These securities will generally be exempt from regular federal income taxation but not from the Florida intangibles tax. The Acquired Fund may also invest up to 20% of its assets in debt securities which are issued or guaranteed by the full faith and credit of the U.S. government. These securities will generally be subject to federal and state taxation. The Acquired Fund may also invest in inverse floating rate securities.

The managers of the Funds select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the manager:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	Considers the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates, and in the case of the Acquiring Fund, also measures the potential impact of supply/demand imbalances for obligations of different states

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•	Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

Each Fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

•	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates

•	As a substitute for buying or selling securities

•	As a cash flow management technique

The primary differences between the Funds are as follows:

•	The Acquired Fund must invest at least 80% of its assets in Florida municipal securities while the Acquiring Fund invests in municipal securities of various states.

•	The Acquiring Fund may invest up to 20% of its assets in junk bonds while the Acquired Fund may not invest in junk bonds.

•	At least two-thirds of the municipal securities held by the Acquired Fund must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized statistical rating organization, while the Acquiring Fund requires that at least 80% of the municipal securities held by the Acquiring Fund be rated in the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the manager.

•	The Acquiring Fund is diversified, while the Acquired Fund is non-diversified.

Risk Factors

The following summarizes the risks of investing in the Funds:

•	Interest rates rise, causing the value of the Fund’s portfolio to decline;

•	The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded;

•	Municipal securities fall out of favor with investors;

•	Unfavorable legislation affects the tax-exempt status of municipal bonds;

•	The manager’s judgment about the attractiveness, value or income potential of a particular security proves to be incorrect; and

•	Using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivatives present the same types of default risk as issuers of fixed income securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

The Acquiring Fund is subject to the following additional risk:

•	Below investment grade securities, also known as “junk bonds,” are considered speculative with respect to the issuer’s ability to pay interest and/or principal, involve a high risk of loss and are susceptible to default or decline in market value because of adverse economic and business developments. The market value for these securities tends to be very volatile, and many of these securities are less liquid than investment grade debt securities;

•	It is possible that some of the Acquiring Fund’s income distributions may be, and distributions of the Acquiring Fund’s gains generally will be, subject to federal income tax. The Acquiring Fund may realize taxable gains on the sale of its securities or on transactions in derivatives. Some of the Acquiring Fund’s income may be subject to the AMT. In addition, distributions of the Acquiring Fund’s income and gains will generally be subject to state and local income and franchise taxes; and

•	The Acquiring Fund purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager nor the Acquiring Fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service will agree with bond counsel’s opinion. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and distributions to Acquiring Fund shareholders could be recharacterized as taxable.

The Acquired Fund is subject to the following additional risks:

•	Florida municipal securities may fall out of favor with investors. The Acquired Fund will suffer more than a national municipal fund from adverse events affecting Florida municipal issuers;

•	Natural disasters are not uncommon in Florida and the state’s economy is subject to the unpredictable costs resulting therefrom. Such events can also have a negative impact on the state’s tourism industry, which can adversely affect sales tax revenue, the state’s largest source of income. These and other factors may affect the market value of municipal obligations held by the Acquired Fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the Acquired Fund. In addition, if the Acquired Fund has difficulty finding high quality Florida municipal obligations to purchase, the amount of the Acquired Fund’s income that is subject to Florida taxes could increase;

•	It is possible that some of the Acquired Fund’s income distributions may be, and distributions of the Acquired Fund’s capital gains generally will be, subject to regular federal income tax. Depending upon the composition of the Acquired Fund’s portfolio, shares of the Acquired Fund may be subject to the Florida intangibles tax. The Acquired Fund may realize capital gains on the sale of its securities or on transactions in futures contracts or other derivative instruments. Some of the Acquired Fund’s income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, distributions of the Acquired Fund’s interest income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than Florida;

•	The Acquired Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the Acquired Fund invests its assets in fewer issuers, the Acquired Fund will be more susceptible to negative events affecting those issuers; and

•

Inverse floaters and futures are volatile and involve leverage which may expose the Acquired Fund to increased risk of loss. Therefore, using futures or inverse floaters can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The Acquired Fund may not fully benefit from or may lose money on futures contracts used for hedging purposes if changes in their value do not correspond as anticipated to changes in the value of the Acquired Fund’s holdings. Futures and inverse floaters can also make a fund less liquid and harder to value, especially in declining markets.

Comparison between Fundamental Investment Restrictions

If shareholders of a Fund approve the proposed changes to the Fund’s fundamental investment restrictions, the Fund’s current fundamental investment restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities and concentrating in a particular industry will be replaced by the new policies. Management of the Funds believes that adoption of the new policies will have no material effect on the manner in which the Funds are managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) the proposed changes to the fundamental investment restrictions that will be voted on by shareholders of the Funds, but in a separate proxy statement. Identical proposed fundamental investment restrictions are being voted on by shareholders of the Acquiring Fund so that if (1) shareholders of the Acquired Fund approve the Reorganization and (2) shareholders of the Acquiring Fund approve their proposed fundamental investment restrictions, shareholders of the Acquired Fund will become shareholders of a Fund with the same fundamental investment restrictions as are being proposed for their Fund. Following the table is an explanation of certain differences between (1) the Acquired Fund’s current fundamental investment restrictions and the proposed fundamental investment restrictions and (2) the Acquired Fund’s and the Acquiring Fund’s fundamental investment restrictions should shareholders of the Funds not approve the proposed changes to such restrictions.

Subject	Legg Mason Partners Florida Municipals Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Florida Municipals Fund’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Diversification:	The Fund is non-diversified.	Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

No restriction.

If shareholders of the Acquiring Fund approve this proposal, the Fund’s current fundamental policy requiring diversification will be eliminated. Despite this change, the Acquiring Fund’s status as a diversified fund will continue to be changeable only with the approval of the Fund’s shareholders.

Borrowing:	Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.	Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Subject	Legg Mason Partners Florida Municipals Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Florida Municipals Fund’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Underwriting:	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of Fund securities.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, the Funds are not permitted to engage in the business of underwriting.

Lending:	Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its securities, to the fullest extent permitted under the 1940 Act.	Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats repurchase agreements as loans.)

Subject	Legg Mason Partners Florida Municipals Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Florida Municipals Fund’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Senior Securities:	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of the fund’s total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Real Estate:	Purchase or sell real estate, real estate mortgages or real estate investment trust securities, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; or (b) holding or selling real estate received in connection with securities it holds or held.	Purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Subject	Legg Mason Partners Florida Municipals Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Florida Municipals Fund’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Commodities:	Purchase or sell commodities or commodity contracts, but this restriction shall not prevent the portfolio from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).	Purchase or sell commodities or commodity contracts, but this restriction shall not prevent the portfolio from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Concentration:	Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.	Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. Government Securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. For purposes of this restriction, private activity bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.”

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Subject	Legg Mason Partners Florida Municipals Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Florida Municipals Fund’s (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc.’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Other:

Under normal circumstances, invest less than 80% of its assets in Florida municipal securities.

The Fund has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its assets and the Fund will invest not less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is exempt from regular federal income taxes (but which nevertheless be subject to the AMT) and from the Florida intangibles tax in the opinion of bond counsel for the various issuers. The Fund may also invest up to 20% of its assets in taxable fixed income securities issued or guaranteed by the full faith and credit of the United States.

		Under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes. The Fund considers any investments in municipal obligations that pay interest subject to the AMT as part of the 80% of the Fund’s assets to be invested in municipal securities.	Each Fund retains its current policy.

	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	No restriction.

Comparison between the Acquired Fund’s Current and Proposed Fundamental Investment Restrictions

The actual investment practices of the Acquired Fund would not be expected to change as a result of the revised policies. However, these practices could change in the future and for various reasons (for instance, a change in the 1940 Act could result in an investment practice that would not be permitted under the current investment restrictions to be permitted under the proposed investment restrictions).

The primary differences between the Acquired Fund’s current and proposed fundamental investment restrictions are that:

•	The Acquired Fund’s current restriction on borrowing permits the Acquired Fund to borrow only for temporary or emergency purposes, while the proposed restriction would allow the Acquired Fund to borrow under other circumstances as permissible under the 1940 Act or pursuant to specific SEC guidance.

•	The Acquired Fund’s investment objectives are fundamental as defined under the 1940 Act, while under the proposed restrictions the investment objectives would not be fundamental.

Comparison between the Acquired Fund’s and the Acquiring Fund’s Current Fundamental Investment Restrictions

The primary differences between the two Funds with respect to their fundamental investment restrictions, should shareholders of the Funds not approve the proposed changes to the fundamental investment restrictions, are as follows:

•	The Acquiring Fund requires that it be “diversified” under the 1940 Act, while the Acquired Fund is non-diversified which means that the Acquired Fund may invest a greater percentage of its assets in a particular issuer.

•	The Acquiring Fund has a fundamental restriction requiring it to invest at least 80% of its assets in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes, while the Acquired Fund has a fundamental restriction requiring it to invest at least 80% of its assets specifically in Florida municipal securities.

INFORMATION ABOUT THE PROPOSED REORGANIZATIONS

The Reorganization Agreements

The following summary of each Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached as Appendix A to this Proxy Statement/Prospectus. Each Reorganization Agreement provides for (1) the transfer of all of the assets and the assumption of all of the liabilities of the applicable Acquired Fund in exchange for shares of the corresponding Acquiring Fund, having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund, (2) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund and (3) the termination of the Acquired Fund. Subject to the satisfaction of the conditions described below, the Reorganizations are scheduled to occur as of the close of business on February 2, 2007, except for Salomon Brothers National Tax Free Bond Fund’s Reorganization, which is expected to occur as of the close of business on March 2, 2007 or on such later date as the parties may agree (“Closing Date”). The net asset value of each Acquired Fund shall be computed using the valuation procedures established by the Acquired Fund’s Board. The net asset value per share of each class of the Acquiring Fund shall be determined using the valuation procedures established by the Acquiring Fund’s Board. The number of shares of each class of the Acquiring Fund to be issued in exchange for the Acquired Fund’s assets shall be determined with respect to each such class by dividing the net asset value of each class of the Acquired Fund by the net asset value per share of the corresponding class of the Acquiring Fund. Each Acquired Fund’s Board will adopt the valuation procedures of the corresponding Acquiring Fund’s Board before the Reorganizations.

The number of full and fractional shares of the corresponding Acquiring Fund to be received by each Acquired Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Acquired Fund held by such shareholder as of the close of regularly scheduled trading on The New York Stock Exchange, Inc. (“NYSE”) on the Closing Date or such later time as the Acquired Fund’s net asset value is calculated. As promptly as practicable after the Closing Date, each Acquired Fund will terminate and distribute pro rata to its shareholders of record, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the corresponding Acquiring Fund received by the Acquired Fund in the Reorganization. The distribution with respect to each class of each Acquired Fund’s shares will be accomplished by the transfer of the corresponding Acquiring Fund shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders.

The aggregate net asset value of Class A, Class B and Class C shares of the Acquiring Fund, as applicable, to be credited to Class A, Class B and Class C Acquired Fund shareholders, respectively, will, with respect to each class, be equal to the aggregate net asset value of the shares of the Acquired Funds of the corresponding class owned by Acquired Fund shareholders on the Closing Date. The Class O shareholders of Salomon Brothers National Tax Free Bond Fund will receive Class Y shares of Legg Mason Partners Managed Municipals Fund, Inc.

All issued and outstanding shares of the Acquired Funds will simultaneously be canceled or redeemed, as the case may be, under the law of the applicable jurisdiction on the books of the Acquired Funds, and any share certificates representing shares of the Acquired Funds will be null and void. This Proxy Statement/Prospectus constitutes notice of any such redemption. The Acquiring Funds will not issue certificates representing the Class A, Class B, Class C and Class Y shares issued in connection with such Reorganization.

After such distribution, each Acquired Fund will take all necessary steps under Maryland law or Massachusetts law, as applicable, its respective declaration of trust and any other applicable law to effect its termination.

The Board of each Acquired Fund and the Board of each Acquiring Fund has determined with respect to its Fund that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each Fund. In making these determinations, the Board of each Fund took into account that management has agreed to pay all the printing, proxy solicitation, mailing and postage costs of each Reorganization, 75% of the costs attributable to the other proxy materials being sent to shareholders of all the Legacy CAM Funds and 50% of the additional out-of-pocket costs, such as legal fees, expenses relating to the preparation and filing of various regulatory documents, expenses of preparing and distributing prospectus and SAI supplements, and auditor fees. The transaction costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be borne by the Funds, as is consistent with industry practice.

Each Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date, if circumstances should develop that, in the opinion of either Fund’s Board, make proceeding with that Reorganization inadvisable. Each Reorganization Agreement provides that the Acquired Fund and the corresponding Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) a Reorganization Agreement be approved by shareholders of the Acquired Fund; and (b) the Acquired Fund and the Acquiring Fund receive the opinion of Dechert LLP that the transaction contemplated by a Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes. A Board may waive such compliance only if it finds such waiver to be in the best interest of its respective Fund.

Approval of each Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund as defined in the 1940 Act, with all classes voting together as a single class. See “Voting Information” below.

Description of the Acquiring Funds’ Shares

Acquired Fund shareholders of record as of the Closing Date will receive full and fractional shares of the corresponding Acquiring Fund in accordance with the procedures provided for in the applicable Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights, except for Class B shares, as more fully described in “Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” attached as Appendix B to this Proxy Statement/Prospectus. The Acquiring Funds will not issue share certificates.

Reasons for the Reorganizations and Board Considerations

The Reorganizations are among a series of initiatives that the Boards of the respective Acquired Funds unanimously approved following the December 2005 acquisition by Legg Mason, Inc. (“Legg Mason”) of Citigroup Asset Management (“CAM”), which included the Funds’ investment managers. The Reorganizations are part of a broad set of initiatives, including a comprehensive review of Legg Mason’s various products, undertaken by Legg Mason with the goal of integrating and streamlining the Legacy CAM Funds.

At meetings held in June, July and August, 2006, the Board of each Acquired Fund unanimously approved a series of initiatives proposed by Legg Mason that are designed to: (1) integrate the operations of the Legacy CAM Funds; (2) streamline the operations and product offerings of the Legacy CAM Funds; (3) take advantage of potential economies of scale; and (4) leverage Legg Mason’s broad investment management capabilities and expertise by, for a limited number of Legacy CAM Funds, appointing new portfolio managers from different Legg Mason advisory subsidiaries whose core competency, in the opinion of Legg Mason, is better suited to manage those Legacy CAM Funds. The integration of the Legacy CAM Funds proposed by Legg Mason will include, among other things: (1) eliminating overlapping or duplicative funds; (2) reducing the number of registrants and changing the form of organization of all the Funds such that all Funds within the same complex are organized within a single jurisdiction and have a single form of declaration of trust; (3) electing Boards so that each Board oversees Funds generally of a single asset class; (4) proposing a standardized set of fundamental investment policies for the Funds; (5) changing investment strategies of certain Acquiring Funds; (6) rationalizing share classes; and (7) shifting to a new manager/sub-adviser structure.

These initiatives, certain of which require additional shareholder approval, are being implemented over a period of time. If approved by shareholders, the “shell” reorganizations, as discussed below, and other proposed changes to investment strategies and share classes are expected to be effective by the end of the first half of 2007.

The proposed Reorganizations were presented to the Boards for consideration with supporting information prepared by Legg Mason and Lipper Inc., an independent provider of investment company data, at Board meetings held in June, July and August 2006, and were unanimously approved at those meetings. Each Acquired Fund Board, including all of its Independent Board Members, following discussion of the advantages and any disadvantages to each Acquired Fund under its supervision, determined that: (1) the proposed Reorganization would be in the best interests of such Fund; and (2) the proposed Reorganization would not result in the dilution of the interests of such Fund or its shareholders.

In approving the Reorganizations of the Funds under their supervision, the respective Boards, based on the information provided by Legg Mason and Lipper, considered a number of factors, including the following:

•	the benefits to the Funds that are expected to be derived from the integration of the Funds, as described below;

•	the objective of management to eliminate comparable or duplicative product offerings among the Legacy CAM Funds to reduce the potential for investor confusion;

•	the compatibility of the investment objectives, strategies, policies and risks of the Acquired Funds in the Reorganizations with those of the Acquiring Funds;

•	the portfolio managers of the Acquiring Funds as compared to those of the Acquired Funds;

•	greater marketing and distribution focus on a smaller number of funds, which may promote asset growth over time;

•	the relative size of the Acquiring and Acquired Funds;

•	the expense ratios of the Funds and information as to specific fees and expenses of each Acquiring Fund and each Acquired Fund, including management’s commitments to contractually maintain the net expense level for certain Acquired Funds as low as the net expense level currently in effect, if not lower, for one year after the date of the next annual prospectus update of the Acquiring Fund following the Reorganization;

•	the absence of a dilutive effect on interests of current shareholders of the Acquired Funds;

•	the Federal tax consequences of each Reorganization to the Acquired Fund and its shareholders, including that each Reorganization has been structured to qualify as a Federal tax-free transaction;

•	benefits that may be derived by Legg Mason and its affiliates as a result of the Reorganizations as well as from various relationships with the Acquired Funds or Acquiring Funds;

•	the allocation of expenses associated with the Reorganizations among the Funds and Legg Mason (as noted above, management will pay all the printing, proxy solicitation, mailing and postage costs of each Reorganization, 75% of the costs attributable to the other proxy materials being sent to shareholders of all the Legacy CAM Funds and 50% of the additional out-of-pocket costs, such as legal fees, expenses relating to the preparation and filing of various regulatory documents, expenses of preparing and distributing prospectus and SAI supplements, and auditor fees); and

•	the potential for greater economies of scale and lower expenses, resulting from greater asset growth over time.

If the Reorganizations are approved by shareholders and are consummated, Legg Mason is expected to achieve higher profitability due to decreased costs and increased revenue including from a potential increase in assets under management. Legg Mason is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines. In addition, to the extent that the reorganizations help to streamline the fund family, encourage a more focused marketing and distribution effort, reduce investor confusion, produce better performance, and generally make the funds more attractive investment vehicles to the investing public, Legg Mason will benefit from the increased revenues of rising asset levels.

More specifically, with respect to the Reorganizations proposed in this Proxy Statement/Prospectus, the Boards of the respective Acquired Funds made the following determinations, among others:

Legg Mason Partners Technology Fund: The Board noted that the Acquired Fund is a niche product that has not been able to achieve sufficient asset size and is not expected to grow substantially in the future and that the Acquired Fund has experienced net redemptions for the past two years. The Board also acknowledged that the Reorganization is expected to streamline the investment products available to the distribution force and will thereby encourage a more focused marketing and distribution effort so as to promote asset growth and reduce the likelihood of asset shrinkage. This, in turn, may provide enhanced opportunities for realizing greater economies of scale in the form of lower expenses over time and/or reduce the difficulties in managing a fund with shrinking assets. The Board also noted that the Acquiring Fund outperformed the Acquired Fund on a one- and five-year basis through March 31, 2006. Finally, the Board noted that any applicable deferred sales charge will be waived on redemptions of Acquired Fund shares until the Closing Date of the Reorganization due to the unavailability of a similar fund in the fund family.

The Board recognized that Acquired Fund shareholders would no longer have a concentrated portfolio of technology securities. Although as of March 31, 2006 the Acquiring Fund had 36% of its assets invested in the technology sector, the Board noted the allocation to the technology sector could be changed at any time in the discretion of the portfolio manager and that shareholders who purchased the Acquired Fund to fulfill a specific portfolio requirement would no longer have this option. In addition, the Board noted that approximately $147 million (92%) of the Acquired Fund’s tax capital loss carry forwards will expire unutilized due to the tax limitations imposed by the Reorganization. However, as a result of the Reorganization, the Acquired Fund’s shareholders will benefit from the capital loss carry forward of the Acquiring Fund. The Board also recognized that the Acquired Fund’s net unrealized gain as a percentage of net assets would increase from approximately 4% to 22% as a result of the Reorganization. Finally, the Board noted that the Acquired Fund out-performed the Acquiring Fund on a three-year annualized basis through March 31, 2006.

Legg Mason Partners National Municipals Fund: The Board noted that the Reorganization is being proposed in order to streamline the investment products lineup, eliminate product duplication, improve marketing focus and reduce investor confusion. The proposal is to consolidate two national municipal funds with similar investment strategies and the same portfolio managers. Combining the funds will allow for sales and marketing focus on one larger fund, improving the long-term viability of the combined fund and the potential for attracting increased assets.

The Reorganization is expected to streamline the investment products available to the distribution force and will thereby encourage a more focused marketing and distribution effort so as to promote asset growth and reduce the likelihood of asset shrinkage. This, in turn, may provide enhanced opportunities for realizing greater economies of scale in the form of lower expenses over time and/or reduce the difficulties in managing a shrinking fund. The elimination of duplicative funds should reduce the potential for investor confusion about similar funds.

The Board recognized that the Acquired Fund has outperformed the Acquiring Fund for all time periods, but noted that in June 2006 the management team of the Acquiring Fund took over management of the Acquired Fund.

The Board also recognized that the Acquired Fund has a contractual management fee of 0.45%, which is below industry averages and lower than that of the Acquiring Fund. The Board took into account that the Acquiring Fund’s effective management fee of 0.49% is competitive with fund peers of comparable size. Management has proposed that should the Reorganization be approved, it will revise the Acquiring Fund’s management fee schedule to add an additional breakpoint of 0.40% at asset levels over $2.5 billion, which is expected to reduce the Acquiring Fund’s management fees to 0.47% after the assets of the Acquired Fund(s) are added in the Reorganization. As a result, the Board recognized that management fees will increase by 0.02% (rather than 0.04%) on all shares classes. Further, the Board recognized that total operating expenses will increase by 0.03% (and 0.02% net of the contractual expense cap) on Class A shares, 0.04% (and 0.02% net of the contractual expense cap) on Class B shares and 0.02% on Class C shares.

The Board also noted that the Acquiring Fund will enter into an agreement to cap the total operating expenses of Class A and Class B shares for at least one year from the date of the next prospectus of the Acquiring Fund following the Reorganization. At the end of this period management will review expenses to determine whether the cap should be extended.

Salomon Brothers National Tax Free Bond Fund: The Board noted that the Reorganization is being proposed in order to streamline the investment products lineup, eliminate product duplication, improve marketing focus and reduce investor confusion by combining two funds with similar investment strategies (and certain other state-specific municipal bond funds) into a larger fund.

The Reorganization is expected to streamline the investment products available to the distribution force and will thereby encourage a more focused marketing and distribution effort so as to promote asset growth and reduce the likelihood of asset shrinkage. This, in turn, may provide enhanced opportunities for realizing greater economies of scale in the form of lower expenses over time and/or reduce the difficulties in managing a shrinking fund. The elimination of duplicative funds should reduce the potential for investor confusion about similar funds.

The Board recognized that shareholders of the Acquiring Fund would benefit from lower contractual management fees (but higher management fees taking into account the elimination of a current management fee waiver on the Acquired Fund) and lower expected operating expenses for all share classes (with the exception of Class O shares, which will be converted to Class Y shares of the Acquiring Fund, for which total operating expenses are expected to remain the same). In addition, management has proposed that should the Reorganization be approved, it will revise the Acquiring Fund’s management fee schedule to add an additional breakpoint of 0.40% at asset levels over $2.5 billion, which is expected to reduce the Acquiring Fund’s management fees to 0.47% (from 0.49% without the addition of such breakpoint) after the assets of the Acquired Fund(s) are added in the Reorganization. The Board also noted that the Acquiring Fund will enter into an agreement to cap the total operating expenses of Class A and Class B shares for at least one year from the date of the next prospectus of the Acquiring Fund following the Reorganization. At the end of this period management will review expenses to determine whether the cap should be extended.

The Board also noted that the Acquired Fund may not invest more than 20% of its assets in securities that pay interest subject to the AMT, while the Acquiring Fund has no such limit. In 2005, 11.69% of the Acquiring Fund’s dividends were subject to the AMT, while 10.50% of the Acquired Fund’s dividends were subject to the AMT. It is not advantageous to have exposure to AMT paper when the spread between the yield on AMT paper and non-AMT paper is insufficient to compensate for the tax consequences of having such exposure. Each shareholder’s tax consequences are different, so the exposure to AMT paper may not be a disadvantage to all shareholders of the Fund at the same time. In addition, the Board noted that approximately $2.6 million (62%) of the Acquired Fund’s tax capital loss carry forwards will expire unutilized due to the tax limitations imposed by the Reorganization. Further, the Acquired Fund’s net unrealized gain as a percentage of net assets would increase from approximately 0% to 6% as a result of the Reorganization.

Legg Mason Partners Georgia Municipals Fund: The Board recognized the Acquired Fund has a small asset base and limited market growth potential. Reorganizing into a larger national municipal bond fund will provide shareholders with an ongoing federal tax benefit, although these shareholders will no longer receive the dedicated state tax benefit. The Board also recognized that while the Acquired Fund’s management fees would be 0.02% higher than those of the Acquired Fund, total operating expenses for the Acquired Fund will decline for all share classes on a gross and net basis. In addition, management has proposed that should the Reorganization be approved, it will revise the Acquiring Fund management fee schedule to add an additional breakpoint of 0.40% at asset levels over $2.5 billion, which is expected to reduce the Acquiring Fund’s management fees to 0.47% (from 0.49% without the addition of such breakpoint) after the assets of the Acquired Fund(s) are added in the Reorganization. In addition, the Acquiring Fund has a better performance track record for the 1-, 3- and 5-year’s ended March 31, 2006. Any applicable deferred sales charge will be waived on redemptions of Acquired Fund shares until the Closing Date of the Reorganization due to the unavailability of a similar fund in the fund family. The Board also noted that the Acquiring Fund will enter into an agreement to cap the total operating expenses of Class A and Class B shares for at least one year from the date of the next prospectus of the Acquiring Fund following the Reorganization. At the end of this period management will review expenses to determine whether the cap should be extended.

The Board next noted that a combination of the Acquired Fund into one larger fund is expected to reduce the likelihood of asset shrinkage and provide for better marketing and sales focus and improved long-term viability of the investment strategy for shareholders, and may result in economies of scale in the form of lower expenses over time and/or reduce the difficulties in managing a fund with shrinking assets.

The Board also recognized that shareholders lose the benefit of a fund that concentrates on paying dividends exempt from Georgia income taxes. In 2005, 0.81% of the Acquiring Fund’s dividends were exempt from Georgia income taxes, while 100% of the Acquired Fund’s dividends were exempt from Georgia income taxes.

Legg Mason Partners Arizona Municipals Fund, Inc.: The Board noted that the Acquired Fund has a small asset base and limited market growth potential. Reorganizing into a larger national municipal bond fund will provide shareholders with an ongoing federal tax benefit, although these shareholders will no longer receive the dedicated state tax benefit. The Board also recognized the lower management fees and operating expenses for all share classes as a result of the Reorganization. In addition, management has proposed that should the Reorganization be approved, it will revise the Acquiring Fund’s management fee schedule to add an additional breakpoint of 0.40% at asset levels over $2.5 billion, which is expected to reduce the Acquiring Fund’s management fees to 0.47% (from 0.49% without the addition of such breakpoint) after the assets of the Acquired Fund(s) are added in the Reorganization. In addition, the Acquiring Fund also has a better performance record based on 1-, 3- and 5-year average annualized total returns for the periods ended March 31, 2006. Any applicable deferred sales charge will be waived on redemptions of Acquired Fund shares until the Closing Date of the Reorganization due to the unavailability of a similar fund in the fund family. The Board also noted that the Acquiring Fund will enter into an agreement to cap the total operating expenses of Class A and Class B shares for at least one year from the date of the next prospectus of the Acquiring Fund following the Reorganization. At the end of this period management will review expenses to determine whether the cap should be extended.

The Board noted that a combination of the Acquired Fund into a larger fund is expected to reduce the likelihood of asset shrinkage and provide for better marketing and sales focus and improved long-term viability of the investment strategy for shareholders. It also may result in economies of scale in the form of lower expenses over time and/or reduce the difficulties in managing a fund with shrinking assets.

The Board also recognized that shareholders would lose the benefit of a fund that concentrates on paying dividends exempt from Arizona income taxes. In 2005 1.83% of the Acquiring Fund’s dividends were exempt from Arizona income taxes, while 100% of the Acquired Fund’s were exempt from Arizona income taxes. Additionally, the Acquired Fund’s net unrealized gain as a percentage of net assets would increase from approximately 0% to 6% as a result of the Reorganization.

Legg Mason Partners Florida Municipals Fund: The Board noted that the primary reason for maintaining the Acquired Fund was to provide Florida taxpayers with a tax-advantaged municipal fund with income exempt from federal income tax and principal exempt from the Florida intangibles personal property tax. Over the last several years, the Florida intangibles personal property tax has decreased from a rate of 0.20% to 0.05%. Florida has repealed the intangibles tax effective on January 1, 2007. Because the tax benefit for Florida residents of owning Florida municipal securities will be eliminated, the benefit of owning a fund that invests substantially in Florida municipal securities is greatly diminished.

The Board recognized that the combined Fund will provide Florida investors with the ability to invest in a national portfolio whose income is excluded from gross income for federal income tax. In addition, the Acquired Fund will benefit from lower management fees and total operating expenses across all share classes. Further, management has proposed that should the Reorganization be approved, it will revise the Acquiring Fund management fee schedule to add an additional breakpoint of 0.40% at asset levels over $2.5 billion, which is expected to reduce the Acquiring Fund’s management fees to 0.47% (from 0.49% without the addition of such breakpoint) after the assets of the Acquired Fund(s) are added in the Reorganization. The Board also noted that the Acquired Fund outperformed the Acquiring Fund for the one-year period ended March 31, 2006. The Board also noted that the Acquiring Fund will enter into an agreement to cap the total operating expenses of Class A and Class B shares for at least one year from the date of the next prospectus of the Acquiring Fund following the Reorganization. At the end of this period management will review expenses to determine whether the cap should be extended.

Federal Income Tax Consequences

Each of the Reorganizations is conditioned upon the receipt by each of the Acquired Funds of an opinion from Dechert LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) The acquisition by each of the Acquiring Funds of all of the assets of each of the Acquired Funds solely in exchange for shares of each of the respective Acquiring Funds and the assumption by the each of the Acquiring Funds of all of the liabilities of each of the respective Acquired Funds, followed by the distribution by each of the Acquired

Funds to its shareholders of shares of each of the respective Acquiring Funds in complete liquidation of each of the Acquired Funds, all pursuant to each of the Plans, each constitutes a reorganization within the meaning of Section 368(a) of the Code;

(ii) Each of the Acquired Funds will not recognize gain or loss upon the transfer of its assets to each of the Acquiring Funds in exchange for shares of each of the Acquiring Funds and the assumption of all of the liabilities of each of the Acquired Funds by each of the Acquiring Funds; and each of the Acquired Funds will not recognize gain or loss upon the distribution to its shareholders of shares of each of the Acquiring Funds in liquidation of each of the Acquired Funds;

(iii) Shareholders will not recognize gain or loss on the receipt of shares of each of Acquiring Funds solely in exchange for shares of each of the Acquired Funds pursuant to each of the Reorganizations;

(iv) The aggregate basis of the shares of each of the Acquiring Funds received by each Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of each of the Acquired Funds exchanged therefore;

(v) The holding period of the shares of each of the Acquiring Funds received by each Shareholder pursuant to each of the Reorganizations will include the holding period of the shares of each of the Acquired Funds exchanged therefore, provided that the Shareholder held the shares of each of the Acquired Funds as a capital asset at the time of the Reorganization;

(vi) Each of the Acquiring Funds will not recognize gain or loss upon the receipt of the assets of each of the Acquired Funds in exchange for shares of each of the Acquiring Funds and the assumption by each of the Acquiring Funds of all of the liabilities of each of the Acquired Funds;

(vii) The basis of the assets of each of the Acquired Funds transferred to each of the Acquiring Funds in each of the Reorganizations will be the same in the hands of each of the Acquiring Funds as the basis of such assets in the hands of each of the Acquired Funds immediately prior to the transfer; and

(viii) The holding periods of the assets of each of the Acquired Funds transferred to each of the Acquiring Funds in the reorganization in the hands of each of the Acquiring Funds will include the periods during which such assets were held by each of the Acquired Funds (except to the extent that the investment activities of each of the Acquiring Funds acts to reduce or eliminate such holding period).

While neither the Acquired Funds nor the Acquiring Funds are aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax adviser with respect to such matters.

Immediately prior to the Reorganization, each of the Acquired Funds, to the extent necessary, will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such dividends will be included in the taxable income of each of the respective Acquired Fund’s shareholders.

Information Regarding Tax Capital Loss Carryforwards:

Legg Mason Partners Technology Fund (Acquired Fund) and Legg Mason Partners Large Cap Growth Fund (Acquiring Fund)

As of the dates indicated below, the Funds had the following unused capital loss carryforwards:

Legg Mason Partners Technology Fund (As of October 31, 2005)			Legg Mason Partners Large Cap Growth Fund (As of November 30, 2005)
Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization	Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
10/31/2000	$(8,623,946)	10/31/2008	11/30/2001	$(23,915,065)	11/30/2009
10/31/2001	(70,458,232)	10/31/2009	11/30/2002	(182,430,750)	11/30/2010
10/31/2002	(54,956,795)	10/31/2010	11/30/2003	(117,402,822)	11/30/2011
10/31/2003	(21,469,350)	10/31/2011	11/30/2004	(44,748,963)	11/30/2012
10/31/2004	(8,803,698)	10/31/2012	11/30/2005	(107,613,669)	11/30/2013

Total	$(164,312,021)		Total	$(476,111,269)

Legg Mason Partners Technology Fund (Acquired Fund)

The Reorganization would impact the use of these loss carryforwards in the following manner: (1) the expiration dates of the loss carryforwards would move up by approximately one year and realign themselves with the fiscal year end of Legg Mason Partners Large Cap Growth Fund; for example, the losses due to expire on October 31, 2008 would expire on November 30, 2007; (2) the loss carryforwards will benefit the shareholders of the combined fund, rather than only the shareholders of Legg Mason Partners Technology Fund; (3) the loss carryforwards may not be available to offset any capital gains recognized after the Reorganization that are attributable to appreciation in Legg Mason Partners Large Cap Growth Fund’s portfolio at the time of the Reorganization; and (4) the amount of losses that can be utilized in any taxable year is equal to the long-term tax-exempt rate at the time of the Reorganization multiplied by the aggregate net asset value of the Legg Mason Partners Technology Fund at the time of Reorganization (approximately $2,900,000 per year based on data as of August 2006).

The combination of these limitations on the use of loss carryforwards are expected to result in a significant portion (approximately $146,800,000 based on data as of August 2006) of Legg Mason Partners Technology Fund’s loss carryforwards expiring unused. It should be noted that there would be no assurances that Legg Mason Partners Technology Fund would be able to use such losses in the absence of the Reorganization.

Legg Mason Partners Large Cap Growth Fund (Acquiring Fund)

The Reorganization would impact the use of these loss carryforwards by benefiting the shareholders of the combined fund rather than only the shareholders of Legg Mason Partners Large Cap Growth Fund.

Legg Mason Partners National Municipals Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

As of the dates indicated below, the Funds had the following unused capital loss carryforwards:

Legg Mason Partners National Municipals Fund (As of March 31, 2006)			Legg Mason Partners Managed Municipals Fund, Inc. (As of February 28, 2006)
Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization	Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
3/31/2000	$(684,820)	3/31/2008	2/29/2000	$(6,474,126)	2/29/2008
3/31/2001	(3,676,518)	3/31/2009	2/28/2001	(33,918,659)	2/28/2009
3/31/2004	(2,206,821)	3/31/2012	2/28/2003	(60,003,856)	2/28/2011
3/30/2005	(16,251,657)	3/31/2013	2/28/2005	(90,448,017)	2/28/2013
3/31/2006	(1,870,263)	3/31/2014	2/28/2006	(33,168,998)	2/28/2014

Total	$(24,690,079)		Total	$(224,013,656)

Legg Mason Partners National Municipals Fund (Acquired Fund)

The Reorganization would impact the use of these loss carryforwards in the following manner: (1) the expiration date of the loss carryforwards would be adjusted to align themselves with the taxable year end of Legg Mason Partners Managed Municipals Fund, Inc., for example, the losses due to expire on March 31, 2008 would expire on February 29, 2008; (2) the loss carryforwards will benefit the shareholders of the combined fund, rather than only the shareholders of Legg Mason Partners National Municipals Fund; (3) the loss carryforwards may not be available to offset any capital gains recognized after the Reorganization that are attributable to appreciation in Legg Mason Partners Managed Municipals Fund, Inc.’s or Legg Mason Partners Florida Municipal Fund’s portfolio at the time of the Reorganization; and (4) the amount of losses that can be utilized in any taxable year is equal to the long-term tax-exempt rate at the time of the Reorganization multiplied by the aggregate net asset value of the Legg Mason Partners National Municipals Fund at the time of Reorganization (approximately $18,600,000 per year based on data as of August 2006). This yearly limitation may be increased by any capital gains realized after the Reorganization on securities held by Legg Mason Partners National Municipals Fund that had unrealized appreciation at the time of the Reorganization.

The combination of these limitations on the use of loss carryforwards may result in some portion of Legg Mason Partners National Municipals Fund’s loss carryforwards expiring unused.

Salomon National Tax-Free Bond Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

As of the dates indicated below, the Funds had the following unused capital loss carryforwards:

Salomon National Tax-Free Bond Fund (As of December 31, 2005)			Legg Mason Partners Managed Municipals Fund, Inc. (As of February 28, 2006)
Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization	Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
12/31/1999	$(738,200)	12/31/2007	2/29/2000	$(6,474,126)	2/29/2008
12/31/2000	(3,431,292)	12/31/2008	2/28/2001	(33,918,659)	2/28/2009
			2/28/2003	(60,003,856)	2/28/2011
			2/28/2005	(90,448,017)	2/28/2013
			2/28/2006	(33,168,998)	2/28/2014

Total	$(4,169,492)		Total	$(224,013,656)

Salomon National Tax-Free Bond Fund (Acquired Fund)

The Reorganization would impact the use of these loss carryforwards in the following manner: (1) the expiration date of the loss carryforwards would be moved up by approximately one year and realign themselves with the taxable year end of Legg Mason Partners Managed Municipals Fund, Inc., for example, the losses due to expire on December 31, 2008 would expire on February 29, 2008; (2) the loss carryforwards will benefit the shareholders of the combined fund, rather than only the shareholders of Salomon Brothers National Tax-Free Bond Fund; (3) the loss carryforwards may not be available to offset any capital gains recognized after the Reorganization that are attributable to appreciation in Legg Mason Partners Managed Municipals Fund, Inc.’s, Legg Mason Partners Florida Municipal Fund’s or Legg Mason Partners National Municipals Fund’s portfolios at the time of the Reorganization; and (4) the amount of losses that can be utilized in any taxable year is equal to the long-term tax-exempt rate at the time of the Reorganization multiplied by the aggregate net asset value of the Salomon Brothers National Tax-Free Bond Fund at the time of Reorganization (approximately $1,800,000 per year based on data as of August 2006).

The combination of these limitations on the use of loss carryforwards may result in a significant portion (approximately $2,500,000 based on data as of August 2006) of Salomon Brothers National Tax-Free Bond Fund’s loss carryforwards expiring unused. It should be noted that there would be no assurances that Salomon Brothers National Tax-Free Bond Fund would be able to use such losses in the absence of the Reorganization.

Legg Mason Partners Georgia Municipals Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

As of the dates indicated below, the Funds had the following unused capital loss carryforwards:

Legg Mason Partners Georgia Municipals Fund (As of March 31, 2006)			Legg Mason Partners Managed Municipals Fund, Inc. (As of February 28, 2006)
Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization	Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
3/31/2000	$(731,604)	3/31/2008	2/29/2000	$(6,474,126)	2/29/2008
3/31/2001	(946,633)	3/31/2009	2/28/2001	(33,918,659)	2/28/2009
3/31/2004	(244,540)	3/31/2012	2/28/2003	(60,003,856)	2/28/2011
3/31/2005	(2,420,414)	3/31/2013	2/28/2005	(90,448,017)	2/28/2013
			2/28/2006	(33,168,998)	2/28/2014

Total	$(4,343,191)		Total	$(224,013,656)

Legg Mason Partners Georgia Municipals Fund (Acquired Fund)

The Reorganization would impact the use of these loss carryforwards in the following manner: (1) the expiration date of the loss carryforwards would be adjusted to align themselves with the taxable year end of Legg Mason Partners Managed Municipals Fund, Inc., for example, the losses due to expire on March 31, 2008 would expire on February 29, 2008; (2) the loss carryforwards will benefit the shareholders of the combined fund, rather than only the shareholders of Legg Mason Partners Georgia Municipals Fund; (3) the loss carryforwards may not be available to offset any capital gains recognized after the Reorganization that are attributable to appreciation in Legg Mason Partners Managed Municipals Fund, Inc.’s, Legg Mason Partners Florida Municipal Fund’s or Legg Mason Partners National Municipals Fund’s portfolios at the time of the Reorganization; and (4) the amount of losses that can be utilized in any taxable year is equal to the long-term tax-exempt rate at the time of the Reorganization multiplied by the aggregate net asset value of the Legg Mason Partners Georgia Municipals Fund at the time of Reorganization (approximately $2,300,000 per year based on data as of August 2006).

The combination of these limitations on the use of loss carryforwards may result in some portion of Legg Mason Georgia Municipals Fund’s loss carryforwards expiring unused.

Legg Mason Partners Arizona Municipals Fund, Inc. (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

As of the dates indicated below, the Funds had the following unused capital loss carryforwards:

Legg Mason Partners Arizona Municipals Fund, Inc. (As of May 31, 2006)			Legg Mason Partners Managed Municipals Fund, Inc. (As of February 28, 2006)
Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization	Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
5/31/2001	$(637,666)	5/31/2009	2/29/2000	$(6,474,126)	2/29/2008
5/31/2002	(60,095)	5/31/2010	2/28/2001	(33,918,659)	2/28/2009
5/31/2004	(230,432)	5/31/2012	2/28/2003	(60,003,856)	2/28/2011
5/31/2005	(1,696,078)	5/31/2013	2/28/2005	(90,448,017)	2/28/2013
			2/28/2006	(33,168,998)	2/28/2014

Total	$(2,624,271)		Total	$(224,013,656)

Legg Mason Partners Arizona Municipals Fund, Inc. (Acquired Fund)

The Reorganization would impact the use of these loss carryforwards in the following manner: (1) the expiration date of the loss carryforwards would be adjusted to align themselves with the taxable year end of Legg Mason Partners Managed Municipals Fund, Inc., for example, the losses due to expire on May 31, 2009 would expire on February 28, 2009; (2) the loss carryforwards will benefit the shareholders of the combined fund, rather than only the shareholders of Legg Mason Partners Arizona Municipals Fund, Inc.; (3) the loss carryforwards may not be available to offset any capital gains recognized after the Reorganization that are attributable to appreciation in Legg Mason Partners Managed Municipals Fund, Inc.’s, Legg Mason Partners Florida Municipal Fund’s or Legg Mason Partners National Municipals Fund’s portfolios at the time of the Reorganization; and (4) the amount of losses that can be utilized in any taxable year is equal to the long-term tax-exempt rate at the time of the Reorganization multiplied by the aggregate net asset value of the Legg Mason Partners Arizona Municipals Fund, Inc. at the time of Reorganization (approximately $1,700,000 per year based on data as of August 2006).

The combination of these limitations on the use of loss carryforwards may result in some portion of Legg Mason Partners Arizona Municipals Fund, Inc.’s loss carryforwards expiring unused.

Legg Mason Partners Florida Municipals Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

As of the dates indicated below, the Funds had the following unused capital loss carryforwards:

Legg Mason Partners Florida Municipals Fund (As of March 31, 2006)			Legg Mason Partners Managed Municipals Fund, Inc. (As of February 28, 2006)
Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization	Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
3/31/2001	$(666,089)	3/31/2009	2/29/2000	$(6,474,126)	2/29/2008
3/31/2004	(1,458,394)	3/31/2012	2/28/2001	(33,918,659)	2/28/2009
3/31/2005	(6,839,603)	3/31/2013	2/28/2003	(60,003,856)	2/28/2011
			2/28/2005	(90,448,017)	2/28/2013
			2/28/2006	(33,168,998)	2/28/2014

Total	$(8,964,086)		Total	$(224,013,656)

Legg Mason Partners Florida Municipals Fund (Acquired Fund)

The Reorganization would impact the use of these loss carryforwards in the following manner: (1) the expiration date of the loss carryforwards would be adjusted to align themselves with the taxable year end of Legg Mason Partners Managed Municipals Fund, Inc., for example, the losses due to expire on March 31, 2009 would expire on February 28, 2009; (2) the loss carryforwards will benefit the shareholders of the combined fund, rather than only the shareholders of Legg Mason Partners Florida Municipals Fund; (3) the loss carryforwards may not be available to offset any capital gains recognized after the Reorganization that are attributable to appreciation in Legg Mason Partners Managed Municipals Fund, Inc.’s or Legg Mason Partners National Municipals Fund’s portfolios at the time of the Reorganization; and (4) the amount of losses that can be utilized in any taxable year is equal to the long-term tax-exempt rate at the time of the Reorganization multiplied by the aggregate net asset value of the Legg Mason Partners Florida Municipals Fund at the time of Reorganization (approximately $9,000,000 per year based on data as of August 2006). This yearly limitation may be increased by any capital gains realized after the Reorganization on securities held by Legg Mason Partners Florida Municipals Fund that had unrealized appreciation at the time of the Reorganization.

The combination of these limitations on the use of loss carryforwards may result in some portion of Legg Mason Partners Florida Municipals Fund’s loss carryforwards expiring unused.

Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

The Reorganization would impact the use of these loss carryforwards by benefiting the shareholders of the combined fund rather than only the shareholders of Legg Mason Partners Managed Municipals Fund, Inc.

Information Applicable to All Funds with Capital Loss Carryovers:

Since the Reorganizations are not expected to close until February or March 2007, the capital loss carryforwards and limitations described above may change significantly between now and the completion of the Reorganizations. Further, the ability of each of the Acquired and Acquiring Funds to use these losses (even in the absence of a Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of each of the Acquired or Acquiring Funds, or both, expiring unused.

Effect of Proposed “Shell” Reorganizations of the Funds

In a separate proxy statement, shareholders of each Acquired and Acquiring Fund are being asked to approve a number of governance-related matters, including the consolidation of the Boards, so that each of the Funds would be overseen by one of two boards, with one board focusing on equity funds and the other board focusing on fixed income funds. In conjunction with this board consolidation, shareholders of certain Acquired and Acquiring Funds are also being asked to approve an agreement and plan of reorganization, in connection with a two-step restructuring initiative, that is intended to reduce the number of separate legal entities in the Legacy CAM fund complex that are registered with the SEC and to adopt the Maryland business trust form of organization for all the Funds.

If shareholders of an Acquired Fund approve the Reorganization Agreement for that Fund, it is intended that the Reorganization be effective before these restructurings. In such event, the Acquired Fund would not go through the two-step restructuring mentioned above.

As noted in Appendix K, each Acquiring Fund is organized as a Maryland corporation or a series of a Massachusetts business trust. Assuming all required approvals with regard to the restructurings are obtained and the shareholders of an Acquired Fund approve the Reorganization Agreement, then the corresponding Acquiring Fund would become a series of a Maryland business trust and the Acquired Fund’s shareholders would become shareholders of that series of a Maryland business trust following the closing of the Reorganization and restructurings. On the other hand, if shareholders of an Acquired Fund approve the Reorganization Agreement but all required approvals with regard to the restructurings applicable to the corresponding Acquiring Fund are not obtained, then the Acquiring Fund will remain a Maryland corporation, a series of a Maryland corporation or a series of a Massachusetts business trust, as the case may be, if the first step is not approved, or will become or will remain a series of a Massachusetts business trust, as the case may be, if the second step is not approved, and the shareholders of the Acquired Fund would become shareholders of that entity as a result of the Reorganization and restructurings.

A comparison of Maryland corporations, Massachusetts business trusts and Maryland business trusts is attached to this Proxy Statement/Prospectus as Appendix G.

TERMINATION OF THE ACQUIRED FUNDS

If the Reorganizations are effected, each of the Acquired Funds will be terminated, and each of the Acquired Fund’s issued and outstanding shares will be redeemed, or canceled, as the case may be.

PORTFOLIO SECURITIES

If each of the Reorganizations is effected, management will analyze and evaluate the portfolio securities of each of the Acquired Funds being transferred to each of the Acquiring Funds. Consistent with each of the Acquiring Fund’s investment objectives and policies, any restrictions imposed by the Code and in the best interests of each of the Acquiring Fund’s shareholders (including former shareholders of each of the Acquired Funds), management will influence the extent and duration to which the portfolio securities of each of the Acquired Funds will be maintained by each of the Acquiring Funds. It is possible that there may be some dispositions of the portfolio securities of each of the Acquired Funds in connection with the Reorganizations. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities of each of the Acquired Funds may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and each Acquiring Fund’s ability to use any available loss carryforwards.

No securities of any Acquired Fund need to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. The Fund may buy and sell securities in the normal course of their operations.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUNDS

Investment Manager and Sub-Advisers

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has served as each Acquiring Fund’s investment manager since August 1, 2006. LMPFA, a subsidiary of Legg Mason located at 399 Park Avenue, New York, NY 10022, is a newly-organized investment adviser that provides administrative and compliance oversight services to the Funds. Other than the cash management services it will provide for certain equity funds, LMPFA will not provide day-to-day portfolio management services. Rather, portfolio management will be provided by the following sub-advisers that are also affiliates of Legg Mason, as further described in the chart below:

•	CAM North America, LLC (“CAM NA”), a subsidiary of Legg Mason located at 399 Park Avenue, New York, New York 10022. CAM NA is a newly-organized investment adviser that has assumed certain equity management functions of CAM.

•	Western Asset Management Company (“Western Asset”), a subsidiary of Legg Mason located at 385 East Colorado Boulevard, Pasadena, California 91101.

Management and sub-advisory fees will be paid to LMPFA and the applicable sub-adviser at the following rates as a percentage of each Acquiring Fund’s average daily net assets:

Fund	Investment Manager	Contractual Fee Rate (before any waivers or reimbursements)	Sub-Adviser(s)	Rate Received by Sub-Adviser(s)
Legg Mason Partners Large Cap Growth Fund	LMPFA	First $1 billion 0.75%; Next $1 billion 0.725%; Next $3 billion 0.70%; Next $5 billion 0.675%; Over $10 billion 0.65%	CAM NA	The sub-advisory fee will be 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements

Legg Mason Partners Managed Municipals Fund, Inc.	LMPFA	First $500 million 0.55%; Next $1 billion 0.50%; Next $1 billion 0.45%; Over $2.5 billion 0.40%	Western Asset	The sub-advisory fee will be 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements

During the fiscal years indicated below, management fees were paid to the prior investment manager at the following effective rates as a percentage of each Acquiring Fund’s average daily net assets:

Fund (Fiscal Year End)	Investment Manager	Rate of Fee
Legg Mason Partners Large Cap Growth Fund (November 30, 2005)	Smith Barney Fund Management LLC (“SBFM”)	0.74%

Legg Mason Partners Managed Municipals Fund, Inc. (February 28, 2006)	SBFM	0.49%

Additional information about the factors considered by the Board of each Acquiring Fund in approving the Investment Management Agreement and sub-advisory agreement, if any, applicable to that Fund is contained in the shareholder reports for the applicable Fund as shown in the chart below. A discussion of the factors considered by the Boards in approving the new Investment Management Agreement with LMPFA and sub-advisory agreement, will be disclosed in future reports to shareholders following Board approval.

Fund	Shareholder Report

Legg Mason Partners Large Cap Growth Fund	Annual report for fiscal year ended November 30, 2005

Legg Mason Partners Managed Municipals Fund, Inc.	Annual report for fiscal year ended February 28, 2006

Certain Legal Proceedings

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including SBFM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including all Funds in this proxy prospectus except for Legg Mason Partners Large Cap Growth Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim. Plaintiffs second consolidated amended complaint is expected to be filed in the fourth quarter of 2007.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended (“Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup Inc. (“Citigroup”) business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Salomon Brothers National Tax Free Bond Fund is not an Affected Fund, and therefore did not implement the transfer agent arrangements described above. It has not any portion of the distributions made as of the date of this Proxy Statement/Prospectus and will not receive such distribution.

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Independent Trustees of the Subject Trust are members of the Board of Salomon National Tax Free Bond Fund, and most of such trustees have been nominated to serve on the Board of Legg Mason Partners Managed Municipals Fund, Inc. The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A response to the complaint is due in the fourth quarter of 2006. No assurance can be given as to the outcome of this matter.

The foregoing speaks only as of the date of this Proxy Statement/Prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Portfolio Managers of the Acquiring Funds

Information about the portfolio managers of each Acquiring Fund is listed below. Legg Mason Partners Managed Municipals Fund, Inc. has been managed since February 2006 by portfolio managers employed by Western Asset. The Fund SAI for each Acquiring Fund provides information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities in the Acquiring Fund. Similar information with respect to portfolio manager compensation is also included in Appendix J.

Legg Mason Partners Large Cap Growth Fund

Alan Blake, investment officer of CAM NA, has been responsible for the day-to-day management of the Fund’s portfolio since its inception in 1997.

Legg Mason Partners Managed Municipals Fund, Inc.

Joseph P. Deane, investment officer of Western Asset, has been responsible for the day-to-day management of the Fund’s portfolio since November 1988.

David T. Fare, investment officer of Western Asset, has shared the responsibility for the day-to-day management of the Fund with Mr. Deane since 2004.

For a detailed description of each Fund’s portfolio managers’ compensation, please see Appendix J.

Performance of the Funds

Historical performance of each Fund is detailed in Appendix F of this Proxy Statement/Prospectus.

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

Legg Mason and certain of the Acquiring Funds’ service providers, which include Legg Mason-affiliated service providers, have a financial interest in the Reorganizations because their respective fees under agreements with the Acquiring Funds generally increase as the amount of the assets of the Acquiring Funds increase, and the amount of those assets will increase as a result of the Reorganizations (although this increase in assets is expected to be offset by the concomitant loss of the Acquired Fund’s assets).

Information about the Acquired Funds and the Acquiring Funds is included in the Prospectuses and Fund SAIs, annual reports and semi-annual reports filed with the SEC and dated as listed in Appendix L. Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the Legg Mason Partners Funds at 1-800-451-2010 or the Salomon Brothers Funds at 1-800-446-1013, by writing to the Funds at 125 Broad Street, New York, New York 10022 or by visiting Legg Mason’s website at www.leggmason.com/Investor Services.

Both the Acquired and the Acquiring Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Financial Highlights

The fiscal year ends of the Acquired Funds are set forth below.

Acquired Fund	Fiscal Year End
Legg Mason Partners Technology Fund	October 31

Legg Mason Partners National Municipals Fund	March 31

Salomon Brothers National Tax Free Bond Fund	December 31

Legg Mason Partners Georgia Municipals Fund	March 31

Legg Mason Partners Arizona Municipals Fund, Inc.	May 31

Legg Mason Partners Florida Municipals Fund	March 31

The fiscal year ends of the Acquiring Funds are set forth below.

Acquiring Fund	Fiscal Year End
Legg Mason Partners Large Cap Growth Fund	November 30

Legg Mason Partners Managed Municipals Fund, Inc.	February 28

The financial highlights of both Acquiring Funds that are contained in Appendix D have been derived from annual financial statements for the fiscal year ending on the date shown above, as audited by KPMG LLP, each Fund’s independent registered public accounting firm, except for the financial highlights of Legg Mason Large Cap Growth Fund, for the six months ended May 31, 2006, which are unaudited.

Discussions regarding the historical performance of each Acquiring Fund is contained in Appendix E.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), located at 100 Light Street, Baltimore, Maryland 21202, and CGMI, located at 388 Greenwich Street, New York, New York 10013, serve as each Acquiring Fund’s co-distributors. PFS Distributors, Inc. (“PFS”), located at 3100 Breckenridge Boulevard, Bldg. 200, Duluth, Georgia 30199, also serves as a co-distributor for both Acquiring Funds. LMIS is a wholly owned subsidiary of Legg Mason.

A distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. Legg Mason or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Funds’ distributors, affiliates of Legg Mason, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Funds. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

FORM OF ORGANIZATION

As discussed above under “Information about the Proposed Reorganizations—Effect of Proposed “Shell” Reorganizations of the Funds,” it is proposed that the Funds be reorganized as series of Massachusetts business trusts aligned by asset class in order to reduce the number of registrants and that the surviving Massachusetts business trusts be reorganized as Maryland business trusts. A comparison of Maryland corporations, Massachusetts business trusts and Maryland business trusts is attached to this Proxy Statement/Prospectus as Appendix G. In addition, each Fund’s current form of organization is set out in Appendix K.

It is being proposed, in separate proxy materials, that shareholders of each Fund approve the consolidation of the Funds’ current boards into one of two boards, one for equity funds and one for fixed income funds. If the consolidated Boards are elected by Fund shareholders and the transactions described in the preceding paragraph are consummated, the Equity Board will oversee Legg Mason Partners Large Cap Growth Fund and the Fixed Income Board will oversee Legg Mason Partners Managed Municipals Fund, Inc.

A comparison of the current composition of the Funds’ Boards and their proposed composition is attached to this Proxy Statement/Prospectus as Appendix I.

CAPITALIZATION

The following tables set forth the unaudited capitalization of each Acquired Fund and Acquiring Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Funds will be received by shareholders of the Acquired Funds on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received. As of August 30, 2006, the net asset value of Legg Mason Partners Technology Fund did not exceed 10% of the net asset value of Legg Mason Partners Large Cap Growth Fund.

Legg Mason Partners Technology Fund (Acquired Fund) and Legg Mason Partners Large Cap Growth Fund (Acquiring Fund)

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table For

Legg Mason Partners Technology Fund and Legg Mason Partners Large Cap Growth Fund

As of May 31, 2006 (Unaudited)

	Legg Mason Partners Technology Fund	Legg Mason Partners Large Cap Growth Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Large Cap Growth Fund
Class A:
Net Assets	$19,140,081	$2,042,763,860	—	$2,061,903,941
Shares Outstanding	4,716,489	94,459,565	(3,831,431)	95,344,623
Net Asset Value Per Share	$4.06	$21.63		$21.63
Class B:
Net Assets	$25,594,105	$544,346,492	—	$569,940,597
Shares Outstanding	6,610,984	26,861,889	(5,347,988)	28,124,885
Net Asset Value Per Share	$3.87	$20.26		$20.26
Class C:
Net Assets	$13,684,021	$740,758,386	—	$754,442,407
Shares Outstanding	3,534,032	36,565,359	(2,858,561)	37,240,830
Net Asset Value Per Share	$3.87	$20.26		$20.26
Class Y:
Net Assets	—	$2,370,763,210	—	$2,370,763,210
Shares Outstanding	—	106,120,396	—	106,120,396
Net Asset Value Per Share	—	$22.34		$22.34

Legg Mason Partners National Municipals Fund; Salomon Brothers National Tax Free Bond Fund; Legg Mason Partners Georgia Municipals Fund; Legg Mason Partners Arizona Municipals Fund, Inc.; Legg Mason Partners Florida Municipals Fund (Acquired Funds) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table For

Salomon Brothers National Tax Free Bond Fund, Legg Mason Partners Georgia Municipals Fund, Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners Florida Municipals Fund, Legg Mason Partners National Municipals Fund and Legg Mason Partners Managed Municipals Fund, Inc.

As of February 28, 2006 (Unaudited)

	Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Class A:
Net Assets	$37,053,538	$39,070,508	$30,714,291	$157,136,109	$336,130,700	$1,903,810,140	$(136,291	)#	$2,503,778,995
Shares Outstanding	3,143,175	3,101,282	3,267,092	12,146,469	25,965,198	123,719,636	(8,632,147	)#	162,710,705
Net Asset Value Per Share	$11.79	$12.60	$9.40	$12.94	$12.95	$15.39			$15.39
Class B:
Net Assets	$2,069,131	$5,477,978	$4,299,589	$24,531,990	$41,271,239	$233,965,468	$(16,510	)#	$311,598,885
Shares Outstanding	175,301	435,843	457,378	1,902,030	3,194,511	15,187,273	(1,125,460	)#	20,226,876
Net Asset Value Per Share	$11.80	$12.57	$9.40	$12.90	$12.92	$15.41			$15.41
Class C:
Net Assets	$1,137,817	$7,722,698	$2,754,468	$17,854,623	$30,749,710	$163,855,329	$(13,459	)#	$224,061,186
Shares Outstanding	96,413	615,236	293,159	1,383,611	2,369,493	10,642,922	(847,176	)#	14,553,658
Net Asset Value Per Share	$11.80	$12.55	$9.40	$12.90	$12.98	$15.40			$15.40
Class O:(1)
Net Assets	$162,262	—	—	—	—	—	$(162,262)		$—
Shares Outstanding	13,748	—	—	—	—	—	(13,748)		—
Net Asset Value Per Share	$11.80	—	—	—	—	—			—
Class Y:(1)
Net Assets	—	—	—	—	—	$95,359,798	$161,057	#	$95,520,855
Shares Outstanding	—	—	—	—	—	6,189,482	10,525	#	6,200,007
Net Asset Value Per Share	—	—	—	—	—	$15.41			$15.41
Class 1:
Net Assets	—	—	—	—	—	$46,732,345	$535	#	$46,731,810
Shares Outstanding	—	—	—	—	—	3,046,266	—		3,046,266
Net Asset Value Per Share	—	—	—	—	—	$15.34			$15.34

(1)	Salomon Brothers National Tax Free Bond Fund Class O shares will be exchanged for Legg Mason Partners Managed Municipals Fund Class Y shares.
(#)	Reflects estimated reorganization expenses of $168,000 related to the Acquired and Acquiring Funds.

DIVIDENDS AND DISTRIBUTIONS

Legg Mason Partners Technology Fund and Legg Mason Partners Large Cap Growth Fund distribute income and capital gains, if any, annually. All other Funds distribute income dividends, if any, monthly and capital gains, if any, annually.

The Acquiring Funds and the Acquired Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or a distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

For more information on the distribution policies of the Acquiring Funds, see “Purchases, Redemptions and Exchanges of Fund Shares—Other Information” at Appendix B to this Proxy Statement/Prospectus.

OTHER BUSINESS

The Boards of the Acquired Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their discretion.

SHAREHOLDER COMMUNICATIONS WITH THE BOARDS

Shareholders who want to communicate with the Boards or any individual Board member should write their Fund to the attention of Robert I. Frenkel, Secretary, 125 Broad St., 10th Floor, New York, New York 10004. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the nominating and governance committee of the Board and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Boards of the Acquired Funds to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of each Acquired Fund on or about November [            ], 2006 or as soon as practicable thereafter. Only shareholders of record as of the close of business on November 3, 2006 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed proxy card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the relevant Reorganization Agreement and “FOR” any other matters the proxies deem appropriate. Please see Appendix M to this Proxy Statement for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the applicable Acquired Fund a subsequently dated proxy, (2) delivering to the applicable Acquired Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Acquired Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Even if you plan to attend the Meeting, we ask that you sign, date and return the enclosed proxy card or vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Agreement before the Meeting. The NYSE may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to approval of the Reorganization Agreement. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of an Acquired Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Acquired Fund or a distributor of the Acquired Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

Management will pay all the printing, proxy solicitation, mailing and postage costs of each Reorganization, 75% of the costs attributable to the other proxy materials being sent to shareholders of all the Legacy CAM Funds and 50% of the additional out-of-pocket costs, such as legal fees, expenses relating to the preparation and filing of various regulatory documents, expenses of preparing and distributing prospectus and SAI supplements, and auditor fees. Solicitation may be made by letter or telephone by officers or employees of Legg Mason, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of the applicable Fund to obtain authorization for the execution of proxies. Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of each Acquired Fund’s shares. In addition, Legg Mason, on behalf of each Fund, has retained Computershare Fund Services, Inc. (“Computershare”), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $302,000 for such solicitation services, to be borne by Legg Mason. Computershare may solicit proxies personally and by telephone. Each Fund’s portion of the foregoing expenses is not subject to any contractual cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

Quorum

The quorum requirement for each Acquired Fund is a majority of shares entitled to vote. A Fund’s shareholders may hold a Meeting for that Fund if the quorum requirement for that Fund is met, regardless of whether any other Fund’s quorum requirement is met.

Vote Required

For each Acquired Fund, approval of a Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of such Acquired Fund, which under applicable law means as the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Acquired Fund. Shareholders each of the Acquired Funds are entitled to one vote for each share and fractional shares are entitled to proportional voting rights.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against adjournment and against Proposal 1. However, with respect to Legg Mason Partners Technology Fund, abstentions and broker non-votes will have no effect on a vote to adjourn and will have the effect of a vote against Proposal 1. With respect to Legg Mason Partners Arizona Municipals Fund, Inc. abstentions and broker non-votes (1) will have no effect on an adjournment to solicit additional votes and (2) will have the effect of a vote against an adjournment to attain a quorum and Proposal 1. Accordingly, shareholders are urged to sign and date their proxy card and forward their voting instructions promptly.

Adjournments

If the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment due to insufficient votes will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote thereon. However, with respect to Legg Mason Partners Technology Fund, any such adjournment will require the affirmative vote of a majority of votes cast. With respect to Legg Mason Partners Arizona Municipals Fund, Inc., an adjournment (1) to attain a quorum will require the affirmative vote of a majority of votes present at the Meeting and entitled to vote thereon and (2) to solicit additional votes will require a majority of votes cast. If in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. With respect to the Acquired Funds that are Massachusetts Funds, in the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned. With respect to the Acquired Funds that are Maryland Corporations, the Meeting may be adjourned up to 120 days after the original record date for the Meeting without further notice other than announcement at the Meeting.

Future Shareholder Proposals

The Acquired Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of an Acquired Fund must be received at the offices of the Fund, 125 Broad Street, 10th Floor, New York, New York 10004, in accordance with the time periods set forth in any advance notice bylaws applicable to the Acquired Fund or, if no such time period is specified, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of each Acquired Fund at the close of business on November 3, 2006 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. The chart below lists the number of shares of each class of each Acquired Fund that were outstanding and entitled to vote as of the close of business on the Record Date:

[insert chart]

To the knowledge of the Funds, as of October 20, 2006, except as set forth in Appendix H, no person owned beneficially or of record 5% or more of any class of an Acquired Fund’s or an Acquiring Fund’s outstanding shares.

[As of October 20, 2006, to the knowledge of the Funds, less than 1% of the outstanding shares of each Fund was owned directly or beneficially in the aggregate by the Board members and officers of each Fund.]

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Funds will be passed upon by Willkie Farr & Gallagher LLP.

THE BOARDS OF THE ACQUIRED FUNDS, INCLUDING THE INDEPENDENT BOARD MEMBERS, RECOMMEND APPROVAL OF THE REORGANIZATION AGREEMENTS. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE RELEVANT REORGANIZATION AGREEMENT.

By order of the Boards of Directors/Trustees,

Robert I. Frenkel

Secretary

INDEX OF APPENDICES

Appendix A:	Form of Agreement and Plan of Reorganization

Appendix B:	Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information

Appendix C:	Comparison of Investment Objectives, Principal Investment Strategies and Management

Appendix D:	Financial Highlights of the Acquiring Funds

Appendix E:	Management’s Discussion of Fund Performance for Each Acquiring Fund

Appendix F:	Historical Performance of Each Fund

Appendix G:	Similarities and Differences in the Forms of Organization of the Acquired Funds and the Acquiring Funds

Appendix H:	5% Shareholders of the Acquired and Acquiring Funds

Appendix I:	Comparison of Board Composition

Appendix J:	Portfolio Manager Compensation

Appendix K:	Form of Organization

Appendix L:	Dates of Prospectuses, SAIs and Shareholder Reports

Appendix M:	Instructions for Signing the Proxy Card

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this      day of                  , 2006, by and among [                    ], a [Massachusetts business trust/Maryland corporation] (the “Acquiring Entity”), with its principal place of business at [125 Broad Street, New York, New York 10004/100 Light Street, Baltimore, Maryland 21202], on behalf of its series [name of series] (the “Acquiring Fund”), [                    ], a [Massachusetts business trust/Maryland corporation] (the “Acquired Entity”), with its principal place of business at [125 Broad Street, New York, New York 10004/100 Light Street, Baltimore, Maryland 21202], [on behalf of its series [name of series]] (the “Acquired Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series or the sole series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) this Agreement shall constitute a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for classes of shares of [beneficial interest/common stock] of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of [beneficial interest/common stock] of the Acquired Fund (the “Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and [(3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund and termination of the Acquired Fund] [(3) the subsequent distribution of the Acquiring Fund Shares and any of the remaining properties and assets to the shareholders of the Acquired Fund and the termination of the Acquired Fund], as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

[Include if Acquired Entity will have no remaining series after the Reorganization:] WHEREAS, following the Reorganization, the Acquired Entity will deregister as an investment company in accordance with the rules of the Securities and Exchange Commission (the “Commission”);]

[Include if Acquired Entity is organized in Massachusetts and will have no remaining series after the Reorganization: WHEREAS, following the effective date of its deregistration, the Acquired Entity shall voluntarily dissolve in accordance with Massachusetts law;]

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of [Trustees/Directors] of the Acquiring Entity (the “Acquiring Entity Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Board of [Trustees/Directors] of the Acquired Entity (the “Acquired Entity Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	[FOR THE MASSACHUSETTS BUSINESS TRUSTS: TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND] [FOR THE MARYLAND CORPORATIONS: TRANSFER OF THE ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES, THE SUBSEQUENT DISTRIBUTION OF ACQUIRING FUND SHARES AND THE TERMINATION OF THE ACQUIRED FUND]

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to each class of the Acquired Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Fund’s net assets with respect to each class of the Acquired Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). [Add as appropriate: For purposes of this Agreement, the Class [    ] shares of the Acquired Fund correspond to the Class [    ] shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund.]

1.2 The property and assets of the Acquired Entity, attributable to the Acquired Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity on behalf of the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid) and realized net capital gain as defined in the Code (after deduction for any available capital loss carryover), if any, for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Acquired Fund will have no tax liability under Section 852 or Section 4982 for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall [take such actions necessary to complete the reorganization of the Acquired Fund. To complete the reorganization, the Acquired Entity, on behalf of the Acquired Fund, shall] (a) distribute to the latter’s shareholders of record with respect to each class of Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Entity, on behalf of the Acquired Fund, pursuant to paragraph 1.1 [and (b) completely liquidate and dissolve in accordance with Massachusetts law] [and (b) thereafter, redeem or cancel, as the case may be, shares of the Acquired Fund in accordance with Maryland law and (c) terminate the Acquired Fund]. Such distribution [and liquidation] shall be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of each corresponding class owned by Acquired Fund Shareholders on the Closing Date. [All issued and outstanding Acquired Fund Shares will be redeemed or canceled, as the case may be, on the books of the Acquired Fund.] The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the [Securities and Exchange Commission (“Commission”)] [if already defined: Commission], any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Fund. [The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.]

[Include if the Acquired Entity is organized in Massachusetts and has no remaining series following the Reorganization: 1.8 As promptly as practicable following the Reorganization, the Acquired Entity will take all necessary action to effect its deregistration as an investment company in accordance with the rules and regulations of the Commission and shall subsequently voluntarily dissolve in accordance with the requirements of Massachusetts law.]

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Acquired Entity Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquired Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquired Entity adopted in good faith by the Acquired Entity Board. All computations of value and amounts pursuant to this paragraph 2.1 shall be subject to confirmation by the Acquiring Fund’s independent registered public accounting firm.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Acquiring Entity Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquiring Entity adopted in good faith by the Acquiring Entity Board. All computations of value pursuant to this paragraph 2.2 shall be subject to confirmation by the Acquired Fund’s independent registered public accounting firm.

2.3 The number of Acquiring Fund Shares of each class to be issued in exchange for the Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to each class of Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, determined using the same valuation procedures referred to in paragraph 2.2.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [                ], 2007, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Acquired Fund’s net asset value and/or the net asset value per share of each class of shares of the Acquiring Fund is calculated in accordance with paragraph 2.2 and after the declaration of any dividends. The Closing shall be held at the offices of [ ] or at such other time and/or place as the parties may agree.

3.2 The Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Acquiring Entity, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct [                    ], in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Entity Board with respect to the Acquiring Fund and the Acquired Entity Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of the Acquired Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Entity, which is a [business trust/corporation] duly organized, validly existing and in good standing under the laws of the [Commonwealth of Massachusetts/State of Maryland], with power under its [Declaration of Trust/Articles of Incorporation], as amended and/or supplemented (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign [trust/corporation] in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Entity) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result, in a material violation of [Massachusetts/Maryland] law or of the Acquired Entity Charter or the by-laws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Acquired Entity Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Entity, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as at the last day of and for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, have been audited by [                    ], an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Acquired Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing: The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquired Fund as at the last day of and for the most recently completed fiscal half year of the Acquired Fund following the date of the audited annual statements referenced above [are/will be when sent to Acquired Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Acquiring Entity) [present/will present] fairly, in all material respects, the financial condition of the Acquired Fund, and all known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (after reduction for any allowable capital loss carryover) (as defined in the Code) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Acquired Fund will not have any tax liability under Section 852 or Section 4982.

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(n) The Acquired Fund will review its assets to ensure that at any time after its shareholders have approved this Agreement and prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Acquired Entity and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Entity, which is a [business trust/corporation] duly organized, validly existing and in good standing under the laws of the [Commonwealth of

Massachusetts/State of Maryland], with the power under its [Declaration of Trust/Articles of Incorporation], as amended and/or supplemented (the “Acquiring Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign [trust/corporation] in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Acquired Entity) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result, in a material violation of [Massachusetts/Maryland] law or of the Acquiring Entity Charter or the by-laws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquiring Fund’s business. The Acquiring Entity, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as at the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, have been audited by [                    ], an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Acquiring Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing: The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above [are/will be when sent to Acquiring Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Acquired Entity) [present/will present] fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (computed without regard to any deduction for dividends paid) (as defined in the Code) and (iii) any net capital gain (after reduction for any capital loss carryover) (as defined in the Code) for taxable years ending prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquired Entity will call and hold a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Entity, on behalf of the Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of the Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Acquired Entity, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Entity, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Acquiring Entity shall not change the Acquiring Entity Charter, prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 Prior to the Valuation Date, the Acquired Entity Board shall adopt the valuation procedures of the Acquiring Entity with respect to the Acquired Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED ENTITY

The obligations of the Acquired Entity, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Entity’s election, to the following conditions:

6.1 All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Entity on behalf of the Acquiring Fund, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY

The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Entity’s election, to the following conditions:

7.1 All representations and warranties of the Acquired Entity, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity shall have delivered to the Acquiring Entity, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of the Acquired Fund. The Acquired Entity, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY AND ACQUIRED ENTITY

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring Entity, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Entity Charter, the by-laws of the Acquired Entity, and [Massachusetts/Maryland] law, [Include for Massachusetts Acquired Entity that has no remaining series after the Reorganization: which approval shall include approval of the dissolution of the Acquired Entity under Massachusetts law], and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to the Acquired Fund, or the Acquiring Entity, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties shall have received the opinion of Dechert LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Acquired Entity, on behalf of the Acquired Fund, the Acquiring Entity, on behalf of the Acquiring Fund, and their respective authorized officers, (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities; (iii) the basis in the hands of the Acquiring Fund in the Assets will be the same as the basis of the Acquired Fund in the Assets immediately prior to the transfer thereof; (iv) the holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which the Assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in reorganization except for gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code and/or stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code; (vi) no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; and (viii) an Acquired Fund shareholder’s holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets. The delivery of such opinion is conditioned upon the receipt by Dechert LLP of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.5.

8.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of [Acquired Fund Counsel], in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the

Acquired Fund, and its authorized officers: (a) the Acquired Entity is a [business trust/corporation] existing under the laws of the [Commonwealth of Massachusetts/State of Maryland]; (b) the Acquired Entity, with respect to the Acquired Fund, has the [power as a business trust/corporate power] to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Entity, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the by-laws of the Acquired Entity or any contracts or other documents known to [Acquired Fund Counsel] which can affect the rights or obligations of the Acquired Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Entity, on behalf of the Acquired Fund, under the federal laws of the United States or the laws of the [Commonwealth of Massachusetts/State of Maryland] for the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquired Entity pursuant to paragraph 4.1 of this Agreement, the Acquired Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquired Fund. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Acquired Fund Counsel] appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transactions contemplated hereby as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably request. With respect to all matters of [Massachusetts/Maryland] law, such counsel shall be entitled to state that, with the approval of the Acquiring Entity, they have relied on the opinion of [                    ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [                    ].

8.7 The Acquired Entity, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of [Acquiring Fund Counsel], in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a [business trust/corporation] existing under the laws of the [Commonwealth of Massachusetts/State of Maryland]; (b) the Acquiring Entity, with respect to the Acquiring Fund, has the [power as a business trust/corporate power] to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as is known to such counsel, delivered by the Acquiring Entity, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the by-laws of the Acquiring Entity or any contracts or other documents known to [Acquiring Fund Counsel] which can affect the rights and obligations of the Acquiring Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Entity, on behalf of the Acquiring Fund, under the federal laws of the United States or the laws of the [Commonwealth of Massachusetts/State of Maryland] with respect to the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquiring Entity pursuant to paragraph 4.2 of this Agreement, the Acquiring Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquiring Fund. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Acquiring Fund Counsel] appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transactions contemplated hereby as the Acquired Entity, on behalf of the Acquired Fund, may reasonably request. With respect to all matters of [Massachusetts/Maryland] law, such counsel shall be entitled to state that, with the approval of the Acquired Entity, they have relied on the opinion of [                    ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [                    ].

8.8 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Entity Charter or in investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Acquiring Entity, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 [If this Agreement relates to the Reorganization of a Legg Mason Partners or Salomon Brothers Fund: Legg Mason Partners Fund Advisor, LLC will pay the printing, proxy solicitation, mailing and postage costs of the Reorganization. Additional costs, including expenses related to the preparation and filing of the Registration Statement, legal fees and auditor fees, shall be divided equally between Legg Mason Partners Fund Advisor, LLC, on the one hand, and the Acquiring Entity and the Acquired Entity, on the other hand. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.]

10.2 [If the Agreement relates to the Reorganization of a Legg Mason Fund: Legg Mason Partners Fund Advisor, LLC will pay all the costs of the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.]

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity and the Acquiring Entity; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Add the following provision if any party is a Mass. business trust:

[15.5 The [Acquired Entity Charter] [Acquiring Entity Charter] is [are] on file with the Secretary of State of the Commonwealth of Massachusetts. Consistent with the [Acquired Entity Charter] [Acquiring Entity Charter], the obligations of the [Acquired Entity] [Acquiring Entity] with respect to the [Acquired Fund] [Acquiring Fund] entered into in the name or on behalf the [Acquired Entity] [Acquiring Entity] by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the [Acquired Entity] [Acquiring Entity], personally, but bind only the assets of the [Acquired Entity] [Acquiring Entity] belonging to the [Acquired Fund] [Acquiring Fund], and all persons dealing with any series or funds of [Acquired Entity] [Acquiring Entity] must look solely to the assets of the [Acquired Entity] [Acquiring Entity] belonging to such series or fund for the enforcement of any claims against the [Acquired Entity] [Acquiring Entity].

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

[ACQUIRING ENTITY], on behalf of its series [ACQUIRING FUND]		[ACQUIRED ENTITY], on behalf of its series [ACQUIRED FUND]

By:		By:
	Name: Title:		Name: Title:

Solely for purposes of paragraph 10.2 of this Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name: Title:

SCHEDULE 4.1

SCHEDULE 4.2

APPENDIX B

Purchases, Redemptions and Exchanges of Fund Shares—

Other Shareholder Information

This section describes the classes of shares that the Acquiring Funds will make available after the Reorganizations are effected and how shareholders may buy and sell Fund shares. It also describes how the Funds value their securities and the Funds’ policies on frequent trading of Fund shares.

Choosing a class of shares to buy

Individual investors can choose among three classes of shares: Classes A, B, and C. Institutional and retirement plan investors can choose among two1 classes of shares: Class C and Class I (formerly Class Y). Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Not all Funds offer all classes.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest;

•	How long you expect to own the shares;

•	The expenses paid by each class detailed in the Fee Table and Example at the front of the Prospectus; and

•	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares of an equity or fixed income fund of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

•	Certain broker/dealers, financial intermediaries, financial institutions, Smith Barney Financial Advisors or PFS Registered Representatives (each called a “Service Agent”).

•	The Fund, but only if you are investing through certain qualified plans or Service Agents.

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class may be best for you, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

[1]	As of November 20, 2006, Class A and Class B shares will no longer be offered through Service Agents to retirement plans with omnibus accounts held on the books of the Funds. However, retirement plans that hold Class A or Class B shares prior to that date will continue to be permitted to make additional investments in that Class. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries will also remain eligible for Class A shares.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

Investment Minimum Initial/Additional Investments
	Class A		Class B		Class C		Class I
General	$500/$50		$500/$50		$500/$50		n/a
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50		$250/$50		$250/$50		n/a
SIMPLE IRAs	$1/$1		$1/$1		$1/$1		n/a
Systematic Investment Plans	$25/$25		$25/$25		$25/$25		n/a
Clients of Eligible Financial Intermediaries(1)	$1/$1		n/a		n/a		None None	(2)/ (2)
Retirement Plans with omnibus accounts held on the books of the fund(3)	n/a	(4)	n/a	(4)	None None	(2)/ (2))	None None	(2)/ (2)
Other Retirement Plans(3)	$50/$50		$50/$50		$50/$50		n/a
Institutional Investors(5)	$500/$50		$500/$50		$500/$50		$1 million/ none	(6)

(1)	Clients of Eligible Financial Intermediaries are investors who invest in the fund through financial intermediaries that offer their clients Class A or I shares through investment programs as authorized by LMIS.
(2)	Minimums may be imposed by a financial intermediary.
(3)	Retirement Plans include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 saving accounts.
(4)	As of November 20, 2006, Class A and Class B shares will no longer be offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the fund. However, Retirement Plans that hold Class A or Class B shares prior to that date will continue to be permitted to make additional investments in that Class. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries will also remain eligible for Class A shares.
(5)	Institutional Investors generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund. As of November 20, 2006, Class I shares will generally be offered only to Institutional Investors (unless a client of a financial intermediary). However, non-Institutional Investors that hold Class I shares prior to that date will continue to be permitted to make additional investments in Class I shares.
(6)	The $1 million minimum investment amount does not apply to investors who invest in the fund through financial intermediaries that offer their clients Class I shares through investment programs, although certain investment minimums may be imposed by a financial intermediary.

More information about the classes of shares offered by each Fund is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	the front-end sales charges that apply to the purchase of Class A shares

•	the deferred sales charges that apply to the redemption of Class B and Class C shares and certain Class A shares (redeemed within one year)

•	who qualifies for lower sales charges on Class A shares

•	who qualifies for a sales charge waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the Fund.

The following table compares key features of the Funds’ classes. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class I (formerly Class Y)

Key features	Initial sales charge You may qualify for reduction or waiver or initial sales charge Generally lower annual expenses than Class B or C

No initial sales charge

Deferred sales charge declines over time

Converts to Class A after 8 years; however, Class B shares of Salomon Brothers Funds issued before the effective date of the changes will continue to convert to Class A shares at the end of the seventh year.*

Higher annual expenses than Class A

No initial sales charge

Deferred sales charge for only one year

Does not convert to Class A; however, Salomon Brothers Funds Class C shares purchased prior to September 14, 1998 are subject to the deferred sales charge/conversion schedule in effect at the time

Higher annual expenses than Class A

No initial or deferred sales charge

Initial sales charge	Up to 5.75% for equity funds and up to 4.25% for long-term fixed income funds; reduced for large purchases and waived for certain investors. No initial sales charge for purchases of $1 million or more of equity funds and long-term fixed income funds	None	None	None

Deferred sales charge

1.00% on purchases of $1 million of equity funds and long-term fixed income funds if redeemed during the first year of purchase; waived for certain investors

No deferred sales charge is imposed on redemptions by employee benefit accounts having omnibus accounts with the Funds

Up to 5.00% is charged for equity funds and up to 4.50% is charged for long-term fixed income funds when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years

1.00% if you redeem equity or long-term fixed income fund shares within the first year of purchase; waived for certain investors

No deferred sales charge is imposed on redemptions by employee benefit accounts having omnibus accounts with the Funds

None

Annual distribution and service fees	0.25% of average daily net assets for equity funds and 0.15% of average daily net assets for long-term fixed income funds	1.00% of average daily net assets for equity funds and 0.65% of average daily net assets for long-term fixed income funds	1.00% of average daily net assets for equity funds and 0.70% of average daily net assets for long-term fixed income funds	None

*	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

	Class A	Class B	Class C	Class I (formerly Class Y)

Exchange privilege*	Class A shares of Legg Mason Partners Funds	Class B shares of Legg Mason Partners Funds	Class C shares of Legg Mason Partners Funds	Class I shares of Legg Mason Partners Funds

*	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

Sales charge

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Funds’ distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay on Class A shares, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the Fund. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. For shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents also will receive a fee payable on Class A shares at an annual rate equal to 0.25% for equity Funds and 0.15% for long-term fixed income Funds of the average daily net assets represented by the Class A shares serviced by them.

Equity Funds

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer Commission as a % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more*	-0-	-0-	up to 1.00

*	A distributor will pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% for equity Funds of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual fee starting immediately after purchase. As of November 20, 2006, the commission of up to 1.00% will no longer be paid to Service Agents for purchases by retirement plans with a direct omnibus relationship with the fund. However, for certain retirement plans that are permitted to purchase shares at net asset value on or after this date, the Service Agent will remain eligible to receive commissions on additional Class A shares that are purchased. Please contact your Service Agent for more information.

Long-term fixed income funds

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer Commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more*	-0-	-0-	up to 1.00

*	A distributor will pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.15% for long-term fixed income Funds of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual fee starting immediately after purchase. As of November 20, 2006, the commission of up to 1.00% will no longer be paid to Service Agents for purchases by retirement plans with a direct omnibus relationship with the fund. However, for certain retirement plans that are permitted to purchase shares at net asset value on or after this date, the Service Agent will remain eligible to receive commissions on additional Class A shares that are purchased. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares of an equity or long-term fixed income fund. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Legg Mason Partners Funds to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

Accumulation Privilege—lets you combine the current value of Class A shares of the Fund with all other shares of Legg Mason Partners Funds that are owned by:

•	you; or

•	your spouse and children under the age of 21;

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners Funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—lets you purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Legg Mason Partners Fund shares that are purchased during the 13-month period by:

•	you; or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Advisor, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners Funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O Shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents having dealer, service or other selling agreements with the Fund’s distributors

•	Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must provide sufficient information to your Service Agent or the Transfer Agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, or visit the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the Fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Equity funds

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	5.00%	4.00%	3.00%	2.00%	1.00%	-0-

Long-term fixed income funds

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	4.50%	4.00%	3.00%	2.00%	1.00%	-0-

LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the deferred sales charges paid upon certain redemptions. Service Agents also receive an annual fee of up to 0.25% for equity and 0.15% for long-term fixed income Funds of the average daily net assets represented by the Class B shares serviced by them.

Shares of legacy Salomon Brothers funds issued before the date of platform consolidation will maintain their current deferred sales charge schedule but shares issued on or after the date of platform consolidation will be subject to the above deferred sales charge schedule.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares; however, Class B shares of Salomon Brothers Funds issued before the effective date of the changes will continue to convert to Class A shares at the end of the seventh year. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners fund

Eight years after the date of purchase payment (Salomon Brothers Funds issued before the effective date of the changes will continue to convert to Class A shares at the end of the seventh year)	In the same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Shares of legacy Salomon Brothers funds issued before the date of platform consolidation will convert to Class A shares at the end of the seventh year but shares issued on or after the date of platform consolidation will convert to Class A shares at the end of the eighth year.

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge as follows:

Type of fund	Amount of CDSC
Equity	1.00%

Long-term fixed income	1.00%

LMIS will pay Service Agents selling Class C shares (other than on shares sold to omnibus accounts of retirement plans held on the books of the Funds) a commission of up to 1.00% (for equity funds) or 0.75% (for long-term fixed income funds) of the purchase price of the Class C shares they sell and will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents will receive an annual fee of up to 1.00% (for equity funds) or up to 0.70% (for long-term fixed income funds) of the average daily net assets represented by the Class C shares serviced by them.

As of November 20, 2006, starting immediately after purchase LMIS will pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the Funds an annual fee of up to 1.00% for equity Funds or up to 0.70% for long-term fixed income Funds of the average daily net assets represented by the Class C shares serviced by them.

As of November 20, 2006, retirement plans with omnibus accounts held on the books of the Funds will not be subject to a deferred sales charge on shares redeemed within one year of purchase.

Purchases prior to September 14, 1998. Class C shares of a Salomon Brothers Fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules in effect at the time the original shares were purchased. Shares of a Salomon Brothers Fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules in effect at the time the original shares were purchased.

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

•	Shares exchanged for shares of another Legg Mason Partners Fund;

•	Shares representing reinvested distributions and dividends; or

•	Shares no longer subject to the deferred sales charge.

Each time you place a request to redeem shares, the Funds will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund and paid a deferred sales charge, you may, under certain circumstances, reinvest at NAV all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

LMIS receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or visit the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the Fund.

Class I shares

As of November 20, 2006, Class Y shares were renamed Class I shares. You buy Class I shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. Class I shares are offered to institutional investors, including corporations, banks, insurance companies, foundations, retirement plans and other similar entities, and may be offered to other investors in the discretion of a Distributor. Class I shares are also offered to investors who invest in the Funds through financial intermediaries that offer their clients Class I shares through investment programs as authorized by LMIS, such as (i) fee-based advisory or brokerage account programs (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans. Investors who held Class I shares prior to November 20, 2006 will continue to be permitted to make additional investments in Class I shares.

Investors in Class I shares must generally meet the $1,000,000 minimum initial investment requirement. The $1,000,000 minimum investment amount does not apply to investors who invest in the Funds through financial intermediaries that offer their clients Class I shares through investment programs, although certain investment minimums may be imposed by a financial intermediary.

Buying shares

Through a Service Agent You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. If you do not provide the following information, your order will be rejected:

•	Class of shares being bought

•	Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the Funds Financial intermediary accounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the Funds.

Clients of a PFS Registered Representative should write the Funds at the following address:

Legg Mason Partners [Name of Fund]

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

•	All other investors should write to the Funds at the following address:

Legg Mason Partners [Name of Fund]

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

•	Enclose a check to pay for the shares. For initial purchases, complete and send an account application available at:

•	Specify the name of the fund and the share class you wish to purchase

•	For more information, please call Shareholder Services at 800-451-2010.

Through a Systematic Investment Plan You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•	Amounts transferred should be at least $25

•	Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•	If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee.

For more information, contact your Service Agent or the transfer agent.

Exchanging shares

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

•	You may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners funds offer all classes.

•	Not all Legg Mason Partners funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

•	Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the Fund into which exchanges are made. Your shares will not be subject to an initial sales charge at the time of the exchange.

•	If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective. The Acquiring Funds will not issue share certificates in the Reorganizations. Share certificates of the Acquired Funds will be voided as part of the Reorganization.

•	The Funds may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges Your shares will not be subject to an initial sales charge at the time of the additional exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the Funds. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:30 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address below.

Through a systematic exchange plan	You may be permitted to schedule exchanges of shares of any class of the Funds for shares of the same class of any other Legg Mason Partners Fund.

•	Exchanges may be made, monthly, every alternate month, quarterly, semi-annually or annually·

•	A predetermined dollar amount of at least $25 per exchange is required

For more information contact your Service Agent or the transfer agent.

Redeeming shares

Generally	Contact your Service Agent to redeem shares of the Funds.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at the net asset value next determined after receipt.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail	For accounts held directly at a Fund, send written requests to the Fund at the applicable address:

For clients of a PFS Registered Representative, write to Primerica Shareholder Services at the following address:

Primerica Shareholder Services

c/o PFPC, Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

For all other investors, send your request to PFPC Inc. at the following address:

Legg Mason Partners Funds [name of Fund]

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

•	The name of the fund, the class of shares to be redeemed and your account number

•	The dollar amount or number of shares to be redeemed

•	Signatures of each owner exactly as the account is registered

•	Signature guarantees, as applicable

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the Funds. You must complete an authorization form to authorize telephones redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify, you must own shares of a Fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments are equal to or less than 12.00% annually or 2.00% monthly of your account balances on the date the withdrawals commence.

The following conditions apply:

•	Your shares must not be represented by certificates

•	All dividends and distributions must be reinvested

For more information, contact your Service Agent.

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

•	Name of the Fund

•	Your account number

•	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered

The Funds’ transfer agent or Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Funds nor their agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The Funds have the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate value of the Fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the Funds reserve the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Funds may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The Funds may, with prior notice, change the minimum size of accounts subject to the mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the Funds may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the Fund’s Statement of Additional Information.

Frequent purchases and redemptions of Fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on a Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Funds’ Boards have approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Funds may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Boards have not adopted any specific restrictions on purchases and sales of Fund shares, but the Funds reserve the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. The Funds’ distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The Funds’ policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the Funds have adopted policies and procedures to prevent the selective release of information about the Funds’ portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The Funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Funds’ Boards reserve the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Funds are unable to detect and deter trading abuses, the Funds’ performance, and their long-term shareholders, may be harmed. In addition, because the Funds have not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes. The Funds will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Boards may adopt in the future.

Share certificates

The Funds do not issue share certificates. If you currently hold share certificates, such certificates will continue to be honored. If you would like to return your share certificates to the Funds and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class of each Fund, the net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The Funds calculate their net asset values every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in each Fund’s SAI. If the NYSE does close early, the Fund accelerates calculation of NAV and transaction deadlines to the actual closing time.

The Boards have approved procedures to be used to value the Funds’ securities for the purposes of determining the Funds’ net asset value. The valuation of the securities of the Funds is determined in good faith by or under the direction of the Boards. The Boards have delegated certain valuation functions for the Funds to the manager.

The Funds generally values their securities based on market prices determined at the close of regular trading on the NYSE. The Funds’ currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Funds’ Boards using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Boards, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Boards. Certain Funds may invest in securities of small capitalization companies or high yield debt securities, some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable. Those Funds may use fair valuation procedures more frequently than Funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The Funds may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which a Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the transfer agent before the transfer agent’s close of business.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Funds

In general, you will have to pay Federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The Federal income tax treatment of redemptions, exchanges and distributions is summarized in t he following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions of qualified dividend income	Qualified dividend income

Ordinary dividends (including distributions of net short-term capital gain)	Excluded from gross income if from interest on tax-exempt securities, otherwise, ordinary income

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation. Dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when a Fund is about to declare a dividend or a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

Some of a Fund’s income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, a Fund’s dividends and capital gains distributions generally will be subject to state and local income taxes.

A Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in a Fund’s ordinary income and will be ordinary income when it is paid to you. A Fund’s investments in these and certain other debt obligations may cause the Fund to recognize taxable income in excess of the cash received from such obligations. If this happens, the Fund may be required to sell other investments in order to satisfy its distribution requirements.

After the end of each year, the Funds will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. The Funds will not withhold with respect to dividends designated as interest-related dividends or short-term capital gain dividends. If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you will be subject to back-up withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

APPENDIX C

Comparison of Investment Objectives, Principal Investment Strategies and Management

Legg Mason Partners Technology Fund (Acquired Fund) and Legg Mason Partners Large Cap Growth Fund (Acquiring Fund)

	Legg Mason Large Cap Growth Fund (Acquiring Fund)	Legg Mason Partners Technology Fund (Acquired Fund)
Investment Objective(s)	Long-term growth of capital.	Long-term capital gain by investing primarily in common stocks.

Principal Investment Policies

The Fund invests at least 80% of the value of its net assets in equity securities of U.S. companies with large market capitalizations (i.e., those companies with market capitalizations similar to companies in the Russell 1000 Index).

Up to 20% of the value of the Fund’s net assets may be invested in companies with smaller market capitalizations.

The Fund may invest in securities of non-U.S. issuers in the form of ADRs, EDRs or similar securities, subject to a limit of 10% of the Fund’s net assets.

The Fund may enter into certain derivatives contracts.

The Fund is diversified.

The Fund invests 80% of the value of its net assets in securities of companies principally engaged in offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements. These companies include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

To be considered to be principally doing business in the technology sector, a company must:

•      Generate at least 50% of gross income or net sales from activities in the sector;

•      Devote at least 50% of its assets to producing revenues from the sector; or

•      Be deemed by the manager to have its primary business within the sector based on other available information.

The Fund invests primarily in mid-cap and large-cap companies (i.e., companies with market capitalizations exceeding $5 billion), but may, to a lesser extent, invest in the common stock of small cap companies.

The Fund may invest in securities of foreign issuers.

The Fund may use derivatives.

The Fund is non-diversified.

Principal Investment Strategies	The manager emphasizes individual security selection while diversifying the Fund’s investments across industries which may help to reduce risk. The manager attempts to identify established large capitalization companies with the highest growth potential. The manager then analyzes each company in detail, ranking its management, strategy and competitive market position (as well as earnings prospects, cash flow, financial condition, and return on equity).

The Fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition and its industry position.

Factors considered by the manager include, among other things, long-term growth potential, earnings estimates and quality of management.

	Legg Mason Large Cap Growth Fund (Acquiring Fund)	Legg Mason Partners Technology Fund (Acquired Fund)

Finally, the manager attempts to identify the best values available among the growth companies identified.

The core holdings of the Fund will be large capitalization companies that are dominant in their industries, global in scope and have a long-term history of performance.

Investment Manager/Sub-Adviser	Legg Mason Partners Fund Advisor, LLC/ CAM North America, LLC	Legg Mason Partners Fund Advisor, LLC/ Batterymarch Financial Management, Inc.

Portfolio Managers	Alan Blake	Thomas Linkas and Charles Lovejoy

Legg Mason Partners National Municipals Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Legg Mason Partners Managed Municipals Fund (Acquiring Fund)	Legg Mason Partners National Municipals Fund (Acquired Fund)
Investment Objective(s)	Maximize current interest income which is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital.	As high a level of income exempt from regular federal income tax as is consistent with prudent investing.

Principal Investment Policies

Invests at least 80% of its assets in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax. The Fund considers any investments in municipal obligations that pay interest subject to the federal alternative minimum tax (“AMT”) as part of the 80% of the Fund’s assets that must be invested in municipal securities.

The Fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities at the time of purchase of between three and thirty years.

The Fund generally will invest at least 80% of its total assets in investment grade debt obligations. The balance of the Fund’s assets may be invested in securities rated as low as C by Moody’s or D by S&P or have the equivalent rating by any NRSRO, or comparable unrated securities, which are sometimes referred to as “junk bonds.”

The Fund may use derivative contracts, such as financial futures and options, for any of the following purposes: to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in interest rates; as a substitute for buying or selling securities; or as a cash flow management technique.

Invests at least 100% of its assets under normal market conditions, but no less than 80% of its assets in municipal securities.

The Fund may invest in municipal securities of varying maturities, but typically focuses on municipal securities that have remaining maturities at the time of purchase of from five to more than thirty years.

The Fund invests exclusively in municipal securities that are rated investment grade at the time of purchase or are of comparable quality if unrated. At least two-thirds of the municipal securities must be rated, at the time of purchase, within the three highest investment grade rating categories. Up to one-third of a fund’s assets may be invested in municipal bonds rated in the fourth highest category.

The Fund’s short-term municipal obligations will be limited to high-grade obligations.

The Fund may invest up to 20% of its assets in debt securities which are issued or guaranteed by the full faith and credit of the U.S. government.

The Fund may use derivative contracts, such as financial futures and options, for any of the following purposes: to hedge against the economic impact of adverse changes in the market value of its securities, because of

	Legg Mason Partners Managed Municipals Fund (Acquiring Fund)	Legg Mason Partners National Municipals Fund (Acquired Fund)
The Fund is a diversified fund.

changes in stock market prices, currency exchange rates or interest rates; as a substitute for buying or selling securities; or as a cash flow management technique.

The Fund may invest in municipal bond index futures contracts and may invest without limit in municipal leases.

The Fund is a diversified fund.

Principal Investment Strategies	The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager: uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market, measures the potential impact of supply/demand imbalances for obligations of different states, the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that balance potential return and risk, may trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values, and identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features.	The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager: uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market, measures the potential impact of supply/demand imbalances for obligations of different states, the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that balance potential return and risk, may trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values, and identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features.

Investment Manager/Sub-Adviser	Legg Mason Partners Fund Advisor, LLC/ Western Asset Management Company	Legg Mason Partners Fund Advisor, LLC/ Western Asset Management Company

Portfolio Managers	Joseph P. Deane and David T. Fare	Joseph P. Deane and David T. Fare

Salomon Brothers National Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Legg Mason Partners Managed Municipals Fund	Salomon Brothers National Tax Free Bond Fund
Investment Objective(s)	Maximize current interest income which is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital.	Maximize total return, consistent with the preservation of capital.

Principal Investment Policies	Invests at least 80% of its assets in municipal securities or other investments with similar economic characteristics, the income from which	Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations that pay interest that is exempt

	Legg Mason Partners Managed Municipals Fund	Salomon Brothers National Tax Free Bond Fund

is exempt from regular federal income tax. The Fund considers any investments in municipal obligations that pay interest subject to the federal alternative minimum tax (“AMT”) as part of the 80% of the Fund’s assets that must be invested in municipal securities.

The Fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities at the time of purchase of between three and thirty years.

The Fund generally will invest at least 80% of its total assets in investment grade debt obligations. The balance of the Fund’s assets may be invested in securities rated as low as C by Moody’s or D by S&P or have the equivalent rating by any NRSRO, or comparable unrated securities, which are sometimes referred to as “junk bonds.”

The Fund may use derivative contracts, such as financial futures and options, for any of the following purposes: to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in interest rates; as a substitute for buying or selling securities; or as a cash flow management technique.

The Fund is a diversified fund.

from federal personal income taxes, including the federal alternative minimum tax.

The Fund may also invest (up to 20%) in municipal obligations that are exempt from federal personal income taxes but that are subject to the AMT and in other short-term debt securities such as commercial paper. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund may also invest in short-term debt securities that pay interest that is subject to federal personal income taxes.

The Fund may use futures contracts, in order to protect (or “hedge”) against changes in interest rates or to manage the maturity or duration of fixed income securities.

The Fund’s dollar-weighted average maturity is normally expected to be in a long-term range (between 10 and 30 years).

The Fund may purchase securities rated as low as Baa by Moody’s or BBB by S&P or Fitch and securities of comparable quality.

The Fund is a non-diversified fund.

Principal Investment Strategies	The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager: uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market, measures the potential impact of supply/demand imbalances for obligations of different states, the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that balance potential return and risk, may trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values, and identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features.

When selecting securities for the Fund and managing the portfolio, the manager looks for both income and potential for gain.

The Fund is managed using a combination of qualitative and quantitative analysis. The manager decides which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions throughout the United States. Then the manager compares specific regions and sectors to identify broad segments of the municipal market poised to benefit in this environment. The manager also closely studies the yields and other characteristics of specific issues to identify attractive opportunities. The manager uses a geographically diversified approach, seeking a portfolio of bonds representing a wide range of sectors, maturities and regions. The manager uses this same approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the manager believes that better opportunities exist or that the security no longer fits within the manager’s overall strategies for achieving the Fund’s investment objective.

	Legg Mason Partners Managed Municipals Fund	Salomon Brothers National Tax Free Bond Fund
Investment Manager/Sub-Adviser	Legg Mason Partners Fund Advisor, LLC/ Western Asset Management Company	Legg Mason Partners Fund Advisor, LLC/ Western Asset Management Company

Portfolio Managers	Joseph P. Deane and David T. Fare	John C. Mooney and Robert Amodeo

Legg Mason Partners Georgia Municipals Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Legg Mason Partners Managed Municipals Fund	Legg Mason Partners Georgia Municipals Fund
Investment Objective(s)	Maximize current interest income which is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital.	As high a level of income exempt from regular federal income taxes and Georgia personal income taxes as is consistent with prudent investing.

Principal Investment Policies

Invests at least 80% of its assets in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax. The Fund considers any investments in municipal obligations that pay interest subject to the federal alternative minimum tax (“AMT”) as part of the 80% of the Fund’s assets that must be invested in municipal securities.

The Fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities at the time of purchase of between three and thirty years.

The Fund generally will invest at least 80% of its total assets in investment grade debt obligations. The balance of the Fund’s assets may be invested in securities rated as low as C by Moody’s or D by S&P or have the equivalent rating by any NRSRO, or comparable unrated securities, which are sometimes referred to as “junk bonds.”

The Fund may use derivative contracts, such as financial futures and options, for any of the following purposes: to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in interest rates; as a substitute for buying or selling securities; or as a cash flow management technique.

The Fund is a diversified fund.

Invests 100% of its assets, under normal market conditions, but not less than 80% of its assets in Georgia municipal securities. Some of these securities may be subject to the AMT. The Fund focuses primarily on intermediate-term and long-term municipal securities which have remaining maturities at the time of purchase of from five to more than thirty years.

The Fund invests exclusively in municipal securities that are rated investment grade at the time of purchase or are of comparable quality if unrated. At least two-thirds of the municipal securities must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized statistical rating organization. Up to one-third of the Fund’s assets may be invested in municipal bonds rated in the fourth highest category or in unrated municipal bonds if, based upon credit analysis by the manager, it is believed that such securities are at least of comparable quality to those securities in which the Fund may invest.

The Fund’s short term municipal obligations will be limited to high-grade obligations.

The Fund may invest up to 20% of its assets in municipal securities of non-Georgia issuers and up to 20% of its assets in debt securities which are issued or guaranteed by the full faith and credit of the U.S. government.

The Fund may, but need not, use derivative contracts, such as financial futures and options, to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest

	Legg Mason Partners Managed Municipals Fund	Legg Mason Partners Georgia Municipals Fund

rates; as a substitute for buying or selling securities; or as a cash flow management technique.

The Fund may invest in municipal bond index futures contracts and may invest without limit in municipal leases.

The Fund is non-diversified.

Principal Investment Strategies	The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager: uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market, measures the potential impact of supply/demand imbalances for obligations of different states, the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that balance potential return and risk, may trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values, and identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features.	The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager: uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market, may trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values and their impact on the level of dividends generated by the overall portfolio, identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features, and considers the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer and its sector and interest rates.

Investment Manager/Sub-Adviser	Legg Mason Partners Fund Advisor, LLC/ Western Asset Management Company	Legg Mason Partners Fund Advisor, LLC/ Western Asset Management Company

Portfolio Managers	Joseph P. Deane and David T. Fare	Joseph P. Deane and David T. Fare

Legg Mason Partners Arizona Municipals Fund, Inc. (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Legg Mason Partners Managed Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.
Investment Objective(s)	Maximize current interest income which is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital.	Seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state income taxes as is consistent with the preservation of capital.

Principal Investment	Invests at least 80% of its assets in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax. The Fund considers any investments in municipal	Invests at least 80% of its assets in Arizona municipal securities or other investments with similar economic characteristics. The Fund considers any investments in Arizona Municipal Securities that pay interest subject

	Legg Mason Partners Managed Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.

obligations that pay interest subject to the federal alternative minimum tax (“AMT”) as part of the 80% of the Fund’s assets that must be invested in municipal securities.

The Fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities at the time of purchase of between three and thirty years.

The Fund generally will invest at least 80% of its total assets in investment grade debt obligations. The balance of the Fund’s assets may be invested in securities rated as low as C by Moody’s or D by S&P or have the equivalent rating by any NRSRO, or comparable unrated securities, which are sometimes referred to as “junk bonds.”

The Fund may use derivative contracts, such as financial futures and options, for any of the following purposes: to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in interest rates; as a substitute for buying or selling securities; or as a cash flow management technique.

The Fund is diversified.

to the federal alternative minimum tax (“AMT”) as part of the 80% of the Fund’s assets that must be invested in Arizona Municipal Securities.

The Fund invests primarily in intermediate-term and long-term investment grade municipal securities, which have remaining maturities at the time of purchase ranging from three to more than twenty years.

The Fund may invest up to 20% of its assets in securities rated below investment grade.

The Fund also may invest up to 20% of its assets in municipal securities of non-Arizona issuers.

The Fund may, but need not, use derivative contracts, such as financial futures and options, to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates; as a substitute for buying or selling securities; or as a cash flow management technique.

Fund may invest up to 20% of its assets in taxable fixed income securities on a temporary basis.

The Fund is diversified.

Principal Investment Strategies	The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager: uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market, measures the potential impact of supply/demand imbalances for obligations of different states, the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that balance potential return and risk, may trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values, and identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features.	The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager: uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market, may trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values, considers the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates, and identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features.

	Legg Mason Partners Managed Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.
Investment Manager/Sub-Adviser	Legg Mason Partners Fund Advisor, LLC/ Western Asset Management Company	Legg Mason Partners Fund Advisor, LLC/ Western Asset Management Company

Portfolio Managers	Joseph P. Deane and David T. Fare	Joseph P. Deane and David T. Fare

Legg Mason Partners Florida Municipals Fund (Acquired Fund) and Legg Mason Partners Managed Municipals Fund, Inc. (Acquiring Fund)

	Legg Mason Partners Managed Municipals Fund	Legg Mason Partners Florida Municipals Fund
Investment Objective(s)	Maximize current interest income, which is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital.	As high a level of income exempt from regular federal income taxes as is consistent with prudent investing.

Principal Investment Policies and Material Differences

Invests at least 80% of its assets in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax. The Fund considers any investments in municipal obligations that pay interest subject to the federal alternative minimum tax, (“AMT”), as part of the 80% of the Fund’s assets that must be invested in municipal securities.

The Fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities at the time of purchase of between three and thirty years.

The Fund generally will invest at least 80% of its total assets in investment grade debt obligations. The balance of the Fund’s assets may be invested in securities rated as low as C by Moody’s or D by S&P or have the equivalent rating by any NRSRO, or comparable unrated securities, which are sometimes referred to as “junk bonds.”

The Fund may use derivative contracts, such as financial futures and options, for any of the following purposes: to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in interest rates; as a substitute for buying or selling securities; or as a cash flow management technique.

The Fund is a diversified fund.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its assets in Florida municipal securities. Florida municipal securities include securities issued by the State of Florida and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is excluded from gross income for regular federal income tax purposes. The Fund generally favors municipal securities that enable its shares to be exempt from the Florida intangibles tax.

The Fund focuses primarily on intermediate-term and long-term municipal securities, which have remaining maturities at the time of purchase of from three to more than thirty years.

The Fund invests exclusively in municipal securities that are rated investment grade at the time of purchase or are of comparable quality if unrated. Investment grade bonds are those rated in any of the four highest long-term rating categories or, if unrated, of comparable quality. At least two-thirds of the municipal securities must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized statistical rating organization.

The Fund may, but need not, use derivative contracts, such as financial futures and options, to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates; as a substitute for buying or selling securities; or as a cash flow management technique.

The Fund is non-diversified.

	Legg Mason Partners Managed Municipals Fund	Legg Mason Partners Florida Municipals Fund
Principal Investment Strategies and Material Differences	The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market. The manager measures the potential impact of supply/demand imbalances for obligations of different states, the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that balance potential return and risk. The manager may trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values. The manager identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, credit upgrades, unique structural characteristics and/or innovative features.	The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market. The manager may trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values and their impact on the level of dividends generated by the overall portfolio. The manager identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, credit upgrades, unique structural characteristics and/or innovative features. The manager considers the yield available for securities with different maturities, a security’s maturity in light of the outlook for the issuer and its sector and interest rates.

Investment Manager/Sub-Adviser	Legg Mason Partners Fund Advisor, LLC/ Western Asset Management Company	Legg Mason Partners Fund Advisor, LLC/ Western Asset Management Company

Portfolio Managers	Joseph P. Deane and David T. Fare	Joseph P. Deane and David T. Fare

APPENDIX D

Financial Highlights of the Acquiring Funds

The financial highlights tables are intended to help you understand the performance of each class of each Acquiring Fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from each Acquiring Fund’s financial statements which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report (available upon request).

Legg Mason Partners Large Cap Growth Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class A Shares(1)	2005	2004		2003	2002	2001
Net Asset Value, Beginning of Year	$20.74	$21.16		$16.56	$20.30	$22.31
Income (Loss) From Operations:
Net investment loss	(0.06)	(0.00	)(2)	(0.06)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	2.62	(0.42)		4.66	(3.70)	(1.96

Total Income (Loss) From Operations	2.56	(0.42)		4.60	(3.74)	(2.01)

Net Asset Value, End of Year	$23.30	$20.74		$21.16	$16.56	$20.30

Total Return(3)	12.34%	(1.98)%		27.78%	(18.42)%	(9.01)%
Net Assets, End of Year (millions)	$2,040	$1,280		$1,121	$722	$912

Ratios to Average Net Assets:
Gross expenses	1.17%	1.17%		1.14%	1.16%	1.13%
Net expenses	1.17	1.15	(4)	1.14	1.16	1.13
Net investment income (loss)	(0.30)	0.02		(0.32)	(0.24)	(0.26)
Portfolio Turnover Rate	12%	5%		6%	13%	8%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees.

Legg Mason Partners Large Cap Growth Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class B Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$19.66	$20.20	$15.93	$19.67	$21.78
Income (Loss) From Operations:
Net investment loss	(0.21)	(0.16)	(0.18)	(0.17)	(0.21)
Net realized and unrealized gain (loss)	2.47	(0.38)	4.45	(3.57)	(1.90)

Total Income (Loss) From Operations	2.26	(0.54)	4.27	(3.74)	(2.11)

Net Asset Value, End of Year	$21.92	$19.66	$20.20	$15.93	$19.67

Total Return(2)	11.50%	(2.67)%	26.80%	(19.01)%	(9.69)%
Net Assets, End of Year (millions)	$754	$981	$1,171	$981	$1,451

Ratios to Average Net Assets:
Gross expenses	1.90%	1.90%	1.89%	1.89%	1.89%
Net expenses	1.90	1.88 (3)	1.89	1.89	1.89
Net investment loss	(1.05)	(0.77)	(1.06)	(0.98)	(1.03)
Portfolio Turnover Rate	12%	5%	6%	13%	8%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its fees.

Legg Mason Partners Large Cap Growth Fund

For a share of each beneficial interest outstanding throughout each year ended November 30:

Class C Shares(1)(2)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$19.65	$20.20	$15.92	$19.67	$21.78
Income (Loss) From Operations:
Net investment loss	(0.22)	(0.15)	(0.18)	(0.17)	(0.21)
Net realized and unrealized gain (loss)	2.48	(0.40)	4.46	(3.58)	(1.90)

Total Income (Loss) From Operations	2.26	(0.55)	4.28	(3.75)	(2.11)

Net Asset Value, End of Year	$21.91	$19.65	$20.20	$15.92	$19.67

Total Return(3)	11.50%	(2.72)%	26.88%	(19.06)%	(9.69)%
Net Assets, End of Year (millions)	$902	$935	$960	$702	$923

Ratios to Average Net Assets:
Gross expenses	1.92%	1.90%	1.91%	1.91%	1.89%
Net expenses	1.92	1.88 (4)	1.91	1.91	1.89
Net investment loss	(1.07)	(0.74)	(1.08)	(1.00)	(1.03)
Portfolio Turnover Rate	12%	5%	6%	13%	8%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees.

Legg Mason Partners Large Cap Growth Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class Y Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$21.31	$21.65	$16.88	$20.61	$22.57
Income (Loss) From Operations:
Net investment income	0.02	0.09	0.01	0.03	0.02
Net realized and unrealized gain (loss)	2.70	(0.43)	4.76	(3.76)	(1.98)

Total Income (Loss) From Operations	2.72	(0.34)	4.77	(3.73)	(1.96)

Net Asset Value, End of Year	$24.03	$21.31	$21.65	$16.88	$20.61

Total Return(2)	12.76%	(1.57)%	28.26%	(18.10)%	(8.68)%
Net Assets, End of Year (millions)	$2,460	$1,635	$1,449	$492	$341

Ratios to Average Net Assets:
Gross expenses	0.78%	0.79%	0.76%	0.77%	0.77%
Net expenses	0.78	0.76 (3)	0.76	0.77	0.77
Net investment income	0.09	0.41	0.05	0.16	0.10
Portfolio Turnover Rate	12%	5%	6%	13%	8%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its fees.

Legg Mason Partners Managed Municipals Fund, Inc.

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class 1 Shares(1)	2006	2005		2004(2)	2003	2002
Net Asset Value, Beginning of Year	$15.52	$15.83		$15.42	$15.68	$15.52
Income (Loss) From Operations:
Net investment income	0.67	0.69		0.71	0.71	0.73
Net realized and unrealized gain (loss)	(0.19)	(0.31)		0.40	(0.23)	0.20

Total Income From Operations	0.48	0.38		1.11	0.48	0.93

Less Distributions From:
Net investment income	(0.66)	(0.69)		(0.70)	(0.74)	(0.76)
Net realized gains	—	—		—	—	(0.01)

Total Distributions	(0.66)	(0.69)		(0.70)	(0.74)	(0.77)

Net Asset Value, End of Year	$15.34	$15.52		$15.83	$15.42	$15.68

Total Return(3)	3.17%	2.52	%(4)	7.38%	3.11%	6.17%
Net Assets, End of Year (millions)	$47	$52		$57	$59	$62

Ratios to Average Net Assets:
Gross expenses	0.74%	0.75%		0.71%	0.74%	0.78%
Net expenses	0.74 (5)	0.74	(5)	0.71	0.74	0.78
Net investment income	4.37	4.47		4.55	4.55	4.69
Portfolio Turnover Rate	4%	8%		23%	49%	84%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 2.45%.
(5)	The investment manager voluntarily waived a portion of its fees.

Legg Mason Partners Managed Municipals Fund, Inc.

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class A Shares(1)	2006	2005		2004(2)	2003	2002
Net Asset Value, Beginning of Year	$15.57	$15.88		$15.47	$15.71	$15.52
Income (Loss) From Operations:
Net investment income	0.68	0.70		0.72	0.72	0.75
Net realized and unrealized gain (loss)	(0.19)	(0.31)		0.40	(0.22)	0.20

Total Income From Operations	0.49	0.39		1.12	0.50	0.95

Less Distributions From:
Net investment income	(0.67)	(0.70)		(0.71)	(0.74)	(0.75)
Net realized gains	—	—		—	—	(0.01)

Total Distributions	(0.67)	(0.70)		(0.71)	(0.74)	(0.76)

Net Asset Value, End of Year	$15.39	$15.57		$15.88	$15.47	$15.71

Total Return(3)	3.22%	2.56	%(4)	7.40%	3.21%	6.29%
Net Assets, End of Year (millions)	$1,904	$1,995		$2,011	$1,981	$2,070

Ratios to Average Net Assets:
Gross expenses	0.71%	0.70%		0.68%	0.68%	0.68%
Net expenses	0.71 (5)	0.69	(5)	0.68	0.68	0.68
Net investment income	4.40	4.52		4.58	4.61	4.79
Portfolio Turnover Rate	4%	8%		23%	49%	84%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 2.49%.
(5)	The investment manager voluntarily waived a portion of its fees.

Legg Mason Partners Managed Municipals Fund, Inc.

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class B Shares(1)	2006	2005		2004(2)	2003	2002
Net Asset Value, Beginning of Year	$15.58	$15.89		$15.48	$15.72	$15.53
Income (Loss) From Operations:
Net investment income	0.60	0.62		0.63	0.64	0.66
Net realized and unrealized gain (loss)	(0.18)	(0.31)		0.41	(0.23)	0.21

Total Income From Operations	0.42	0.31		1.04	0.41	0.87

Less Distributions From:
Net investment income	(0.59)	(0.62)		(0.63)	(0.65)	(0.67)
Net realized gains	—	—		—	—	(0.01)

Total Distributions	(0.59)	(0.62)		(0.63)	(0.65)	(0.68)

Net Asset Value, End of Year	$15.41	$15.58		$15.89	$15.48	$15.72

Total Returns(3)	2.74%	2.01	%(4)	6.83%	2.66%	5.72%
Net Assets, End of Year (millions)	$234	$339		$479	$592	$685

Ratios to Average Net Assets:
Gross expenses	1.23%	1.22%		1.20%	1.19%	1.20%
Net expenses	1.23 (5)	1.21	(5)	1.20	1.19	1.20
Net investment income	3.87	4.00		4.06	4.09	4.25
Portfolio Turnover Rate	4%	8%		23%	49%	84%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 1.95%.
(5)	The investment manager voluntarily waived a portion of its fees.

Legg Mason Partners Managed Municipals Fund, Inc.

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class C Shares(1)	2006	2005		2004(2)	2003	2002
Net Asset Value, Beginning of Year	$15.57	$15.88		$15.47	$15.71	$15.52
Income (Loss) From Operations:
Net investment income	0.59	0.62		0.63	0.63	0.66
Net realized and unrealized gain (loss)	(0.18)	(0.32)		0.40	(0.22)	0.20

Total Income From Operations	0.41	0.30		1.03	0.41	0.86

Less Distributions From:
Net investment income	(0.58)	(0.61)		(0.62)	(0.65)	(0.66)
Net realized gains	—	—		—	—	(0.01)

Total Distributions	(0.58)	(0.61)		(0.62)	(0.65)	(0.67)

Net Asset Value, End of Year	$15.40	$15.57		$15.88	$15.47	$15.71

Total Return(3)	2.72%	1.97	%(4)	6.80%	2.62%	5.68%
Net Assets, End of Year (millions)	$164	$182		$196	$189	$184

Ratios to Average Net Assets:
Gross expenses	1.26%	1.25%		1.24%	1.24%	1.24%
Net expenses	1.26 (5)	1.24	(5)	1.24	1.24	1.24
Net investment income	3.85	3.97		4.02	4.05	4.22
Portfolio Turnover Rate	4%	8%		23%	49%	84%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 1.90%.
(5)	The investment manager voluntarily waived a portion of its fees.

Legg Mason Partners Managed Municipals Fund, Inc.

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class Y Shares(1)	2006	2005		2004(2)	2003	2002
Net Asset Value, Beginning of Year	$15.59	$15.90		$15.48	$15.73	$15.54
Income (Loss) From Operations:
Net investment income	0.71	0.72		0.75	0.74	0.77
Net realized and unrealized gain (loss)	(0.19)	(0.30)		0.41	(0.23)	0.21

Total Income From Operations	0.52	0.42		1.16	0.51	0.98

Less Distributions From:
Net investment income	(0.70)	(0.73)		(0.74)	(0.76)	(0.78)
Net realized gains	—	—		—	—	(0.01)

Total Distributions	(0.70)	(0.73)		(0.74)	(0.76)	(0.79)

Net Asset Value, End of Year	$15.41	$15.59		$15.90	$15.48	$15.73

Total Return(3)	3.40%	2.74	%(4)	7.66%	3.32%	6.47%
Net Assets, End of Year (millions)	$95	$21		$36	$36	$33

Ratios to Average Net Assets:
Gross expenses	0.55%	0.51%		0.50%	0.50%	0.50%
Net expenses	0.54 (5)	0.50	(5)	0.50	0.50	0.50
Net investment income	4.62	4.70		4.76	4.78	4.92
Portfolio Turnover Rate	4%	8%		23%	49%	84%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 2.67%.
(5)	The investment manager voluntarily waived a portion of its fees.

APPENDIX E

Management’s Discussion of Fund Performance for Each Acquiring Fund

The discussion of performance for each Acquiring Fund in this Appendix E is taken from its most recent annual report to shareholders and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders. Please note in particular that the names of the Funds and portfolio managers may have changed since the date of the report.

Legg Mason Partners Large Cap Growth Fund

Manager’s Overview

ALAN J. BLAKE Portfolio Manager

Q.     What were the overall market conditions during the Fund’s reporting period?

A. Despite a number of setbacks and obstacles, the domestic economy continued to expand during the 12-month reporting period. The major challenges were the same for much of the past year: the Federal Reserve Board (“Fed”)[i] continued to raise interest rates; oil and energy prices reached new record highs; and the effects of the hurricanes on the Gulf Coast. The price of oil skyrocketed during the year, from $43 per barrel at the start of 2005 to a high of just under $70 at the end of August, as a result of tension in the Middle East, increased demand from China, labor strikes in Venezuela, and weather-related supply interruptions. The housing market continued at a torrid pace throughout the year, showing signs of cooling only in the last few months, despite increasing short-term interest rates throughout the year. The war in Iraq continued to put a strain on international relations anddomestic spending and the continued dual deficits (both trade and budget deficits) became a concern to the market with regard to their effect on long-term growth.

While the market experienced some short-term volatility during the period, the domestic stock market in general registered gains over the past twelve months. However, most of the gains occurred at the start and end of the period. In late 2004, following the Presidential election (and with the uncertainty from the election removed), the market rallied strongly through the end of the year. But for most of 2005, the equity market stayed within a narrow range, with several major indexes ending the third quarter virtually flat for the year. Another rally at the end of the fiscal year in November of 2005, driven in part by strong third quarter corporate earnings news, accounted for much of the market’s gains during the period.

In general, market leadership over the period came from the mid-cap stocks, as both small- and large-caps had positive returns but lagged their mid-cap counterparts, while value-oriented stocks continued to outperform growth-oriented stocks.

Performance Review

For the 12 months ended November 30, 2005, Class A shares of the Smith Barney Large Capitalization Growth Fund, excluding sales charges, returned 12.34%. These shares outperformed the Fund’s unmanaged benchmark, the Russell 1000 Growth Indexii, which returned 9.73% for the same period. The Lipper Large-Cap Growth Funds Category Average1 increased 10.30% over the same time frame.

Performance Snapshot as of November 30, 2005 (excluding sales charges) (unaudited)
	6 months	12 months
Large Cap Growth Fund—Class A Shares	8.88%	12.34%
Russell 1000 Growth Index	7.05%	9.73%
Lipper Large-Cap Growth Funds Category Average	8.27%	10.30%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended November 30, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 683 funds in the fund’s Lipper category, and excluding sales charges.

fluctuate and Investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All class share returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 8.51%, Class C shares returned 8.52% and Class Y shares returned 9.13% over the six months ended November 30, 2005. Excluding sales charges, Class B shares returned 11.50%, Class C shares returned 11.50% and Class Y shares returned 12.76% over the twelve months ended November 30, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended November 30, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 711 funds for the six-month period and among the 683 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q.	What were the most significant factors affecting Fund performance?

A. The Fund’s outperformance over the past fiscal year was due primarily to the strongly positive effects of stock selection, while the effect of sector allocation over the period was negative. Specifically, stock selection in the overweighted information technology and consumer discretionary sectors, the underweighted consumer staples sector, and the nearly market-weight health care sector contributed significantly to the Fund’s performance over the period. The Fund did not hold any energy and utilities sector stocks during the period, which had a slightly negative impact on performance. While these two industries represent only a small fraction of the assets in the benchmark index, they saw the greatest returns of any sector over the period due largely to the record-setting high prices for oil and gas.

Q.	What were the leading contributors to performance?

A. Taking into account both price change and portfolio weighting, the leading contributors to performance included positions in Genentech Inc. and Amgen Inc. in health care, Gillette in consumer staples (which was acquired by Procter & Gamble Co. during the period) and information technology (IT) holdings including Texas Instruments Inc. and Motorola Inc.

Q.	What were the leading detractors from performance?

A. In terms of individual stock holdings, the leading detractors from performance included positions in Dell Inc., Lucent Technologies Inc. and Juniper Networks Inc., all in IT, as well as Biogen Idec Inc. and Pfizer Inc. in health care.

Q.	Were there any significant changes to the Fund during the reporting period?

A. New positions established during the period included Bed Bath & Beyond Inc., Amazon.com Inc. and a new spin-off from existing Fund holding IAC/Interactive Corp., Expedia Inc. in consumer discretionary, as well as Yahoo! Inc., Akami Technologies Inc., and Electronic Arts Inc. in IT. Procter & Gamble became a Fund holding late in the period when its acquisition of existing top-10 Fund holding Gillette closed at the start of October of 2005.

Several positions were eliminated during the period including holdings in Veritas Software, Lucent Technologies Inc. and Freescale Semiconductor Inc. in IT, Viacom Inc. in consumer discretionary and Cendant Corp. in industrials. At the close of the period, the Fund remained overweight in consumer discretionary, financials, IT and health care, underweight in industrials and consumer staples, and did not have significant holdings in energy, materials, telecommunication services or utilities.

Thank you for your investment in the Smith Barney Large Capitalization Growth Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s invest goals.

Sincerely,

Alan J. Blake

Portfolio Manager

December 29, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of November 30, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Amazon.com Inc. (6.3%), Genentech, Inc. (6.2%), Amgen Inc. (5.3%), Texas Instruments Inc. (4.2%), Merrill Lynch & Co. Inc. (4.0%), Motorola Inc. (3.9%), Procter & Gamble Co. (3.8%), Home Depot Inc. (3.5%), Time Warner Inc. (3.5%) and eBay Inc. (2.9%). Please refer to pages 13 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2005 were: information Technology (30.7%), Consumer Discretionary (22.9%), Health Care (21.4%), Financials (12.3%) and Consumer Staples (10.4%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, common stocks are subject to market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 11/30/05	12.34%	11.50%	11.50%	12.76%
Five Years Ended 11/30/05	0.87	0.13	0.12	1.26
Inception* through 11/30/05	8.74	7.93	7.93	8.44

	With Sales Charges(3)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 11/30/05	6.73%	6.50%	10.50%	12.76%
Five Years Ended 11/30/05	(0.15)	(0.07)	0.12	1.26
Inception* through 11/30/05	8.06	7.93	7.93	8.44

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (Inception* through 11/30/05)	99.73%
Class B (Inception* through 11/30/05)	87.81
Class C (Inception* through 11/30/05)	87.72
Class Y (Inception* through 11/30/05)	93.22

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of all applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment.
*	Inception date for Class A, B and C shares is August 29, 1997. Inception date for Class Y shares is October 15, 1997.

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C* Shares of the Legg Mason Large Cap Growth Fund

vs. the Russell 1000 Growth Index†

†	Hypothetical illustration of $10,000 invested in Class A, B, and C shares on August 29, 1997 (inception date), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and C shares, respectively. It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2005. The Russell 1000 Growth Index is considered indicative of the growth-oriented domestic stock market in general and is comprised of stocks in the Russell 1000 that have higher price-to-book ratios and higher forecasted growth values. The Indexes are unmanaged and not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other class may be greater or less than the Class A, B, and C shares performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
*	On April 29, 2004, Class L shares were renamed as Class C shares.

Legg Mason Partners Managed Municipals Fund, Inc.

Manager Overview

JOSEPH P. DEANE (left) Portfolio Manager DAVID T. FARE (right) Portfolio Manager

Special Shareholder Notice

Effective April 7, 2006, the Smith Barney Managed Municipals Fund Inc. will be renamed the Legg Mason Partners Managed Municipals Fund, Inc.

Q.	What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market, as well as the municipal bond market, generated positive, but modest returns during the one-year period ended February 28, 2006. During the reporting period, the fixed income yield curve flattened and eventually inverted as the spread, or difference, between short- and long-term bond yields narrowed and, by the end of the period, two-year yields surpassed their 10-year counterparts. Looking at the period as a whole, short-term yields, as measured by two-year Treasuries, rose from 3.59% to 4.69%—a total of 110 basis pointsi. In contrast, long-term yields, as measured by 10-year Treasuries, rose from 4.38% to 4.55%—17 basis points. Short-term yields moved higher on the back of eight Federal Reserve Board (“Fed”)ii rate hikes during the period. Longer-term yields did not rise as much, due, in part, to strong demand by foreign investors. The municipal bond yield curve also flattened during the reporting period but did not invert.

Performance Review

For the 12 months ended February 28, 2006, Class A shares of the Smith Barney Managed Municipals Fund Inc., excluding sales charges, returned 3.22%. These shares underperformed the Lipper General Municipal Debt Funds Category Average1, which increased 3.36% over the period. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index,iii returned 3.87% for the same time frame.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of February 28, 2006 (excluding sales charges) (unaudited)
	6 months	12 months
Managed Municipals Fund—Class A Shares	2.11%	3.22%
Lehman Brothers Municipal Bond Index	0.99%	3.87%
Lipper General Municipal Debt Funds Category Average	0.81%	3.36%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended February 28, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 260 funds in the Fund’s Lipper category, and excluding sales charges.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class 1 shares returned 2.08%, Class B shares returned 1.84%, Class C shares returned 1.83% and Class Y shares returned 2.13% over the six months ended February 28, 2006. Excluding sales charges, Class 1 shares returned 3.17%, Class B shares returned 2.74%, Class C shares returned 2.72% and Class Y shares returned 3.40% over the 12 months ended February 28, 2006.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended February 28, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 268 funds for the six-month period and among the 260 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Q.	What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the fiscal year we maintained a defensive posture in terms of overall duration, or price sensitivity to interest rate movements. Rising interest rates are generally troublesome for longer-term fixed income securities, since bond prices decline as rates are expected to rise. However, our low-duration approach to managing interest rate risk limited the Fund’s ability to completely participate in upside market movements during intervals when bond prices did rise.

What were the leading detractors from performance?

A. On balance, our hedging strategies appear to have detracted slightly from performance. Our short positioning strategy in long-term Treasury futures enhanced results when longer-term rates rose, particularly in the last few months of the period. However, while this strategy reduced the portfolio’s volatility, overall it was detrimental as long-term yields declined over much of the fiscal year, even though the Fed continued to raise short-term rates.

Q.	Were there any significant changes to the Fund during the reporting period?

A. Given the market and rate environment during the period, we believe that a cautious approach to managing interest rate risk was more prudent than a longer-duration strategy. During the period, we maintained a defensive posture for the Fund, with an emphasis on capital preservation. We focused on issues with competitive coupons in a diverse cross-section of market segments that we believed would continue to offer favorable prospects on a risk/reward basis.

Thank you for your investment in the Smith Barney Managed Municipals Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Joseph P. Deane	David T. Fare
Co-Portfolio Manager, Vice President and Investment Officer	Co-Portfolio Manager, Vice President and Investment Officer

March 30, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	A basis point is one one-hundredth (1/100 or 0.0) of one percent.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class 1	Class A	Class B	Class C	Class Y
Twelve Months Ended 2/28/06	3.17%	3.22%	2.74%	2.72%	3.40%
Five Years Ended 2/28/06	4.45	4.52	3.98	3.94	4.70
Ten Years Ended 2/28/06	N/A	5.08	4.53	4.49	5.27
Inception* through 2/28/06	5.08	8.89	5.82	5.99	5.73

	With Sales Charges(3)
	Class 1	Class A	Class B	Class C	Class Y
Twelve Months Ended 2/28/06	(1.71)%	(0.91)%	(1.71)%	1.73%	3.40%
Five Years Ended 2/28/06	3.45	3.67	3.81	3.94	4.70
Ten Years Ended 2/28/06	N/A	4.64	4.53	4.49	5.27
Inception* through 2/28/06	4.15	8.71	5.82	5.99	5.73

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class 1 (Inception* through 2/28/06)	31.07%
Class A (2/28/96 through 2/28/06)	64.07
Class B (2/28/96 through 2/28/06)	55.80
Class C (2/28/96 through 2/28/06)	55.11
Class Y (2/28/96 through 2/28/06)	67.14

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class 1 and A shares reflect the deduction of the maximum sales charge of 4.75% and 4.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	The inception dates for Class 1, A, B, C and Y shares are September 12, 2000, March 4, 1981, November 6, 1992, November 9, 1994 and April 4, 1995, respectively.

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of

the Legg Mason Partners Managed Municipals Fund Inc. vs. the Lehman Brothers Municipal Bond Index

and the Lipper General Municipal Debt Funds Category Average†

(February 1996—February 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on February 28, 1996, assuming the deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2006. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper General Municipal Debt Funds Category Average is composed of an average of the Fund’s peer group of 260 mutual funds investing in municipal securities as of February 28, 2006. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an Investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

APPENDIX F

Historical Performance of Each Fund

The following shows summary performance information for each Acquiring Fund and each Acquired Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in each Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual total returns compare with the returns of a broad-based unmanaged securities market index and, in the case of Legg Mason Partners Technology Fund, a sector index. The bar charts and quarterly returns show performance of each Fund’s Class A shares, but do not reflect the impact of any applicable sales charges (loads). If they did, the returns would be lower than those shown. The other share classes offered by the Funds would have had different performance because of their different expenses. Unlike the bar charts, the performance for Class A, B, C, O and Y shares (as applicable) in the Average Annual Total Returns tables reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Legg Mason Partners Large Cap Growth Fund

Total Returns for Class A Shares

Highest and lowest quarter returns (for periods shown in bar chart):

Highest: 38.99% in 4th quarter 1998; Lowest: (18.50)% in 2nd quarter 2002.

Year-to-date performance:     % through June 30, 2006.

Comparative Performance

This table compares the before- and after-tax average annual total returns of the Fund’s Class A shares, and the before-tax average annual total returns of the Fund’s other classes, for the periods shown with that of a broad based securities market index. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2005)

	1 year	5 years	Since Inception	Inception Date
Class A
Return before taxes	(0.13)%	(0.96)%	7.80%	08/29/97
Return after taxes on distributions(1)	(0.13)%	(0.96)%	7.74%
Return after taxes on distributions and sale of fund shares(1)	(0.08)%	(0.81)%	6.84%
Other Classes (Return before taxes only)
Class B	(0.65)%	(0.88)%	7.67%	08/29/97
Class C	3.35%	(0.69)%	7.66%	08/29/97
Class Y	5.52%	0.44%	8.18%	10/15/97
Russell 1000 Growth Index(2)	5.26%	(3.58)%	2.92%	*

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary because of differences in sales charges and expenses.
(2)	The Russell 1000 Growth Index is an unmanaged index considered indicative of the growth-oriented domestic stock market in general and is comprised of stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values.
*	Index comparison begins on August 29, 1997.

It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

Legg Mason Partners Technology Fund

Total Returns for Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart)

Highest: 38.83% in 4th quarter 2001, Lowest: (35.61)% in 3rd quarter 2001.

Year-to-date performance through June 30, 2006:     %.

Comparative Performance

This table compares the before- and after-tax average annual total returns of the Fund’s Class A shares, and the before-tax average annual total returns of the Fund’s other classes, for the periods shown with that of a broad based securities market index and a sector index. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2005)

	1 Year	5 Years	Since Inception	Inception Date
Class A
Return Before Taxes	(8.72)%	(9.84)%	(16.86)%	2/28/00
Return After Taxes on Distributions(1)	(8.72)%	(9.84)%	(16.86)%
Return After Taxes on Distributions and Sale of Fund Shares(1)	(5.67)%	(8.08)%	(13.15)%
Other Classes (Return before taxes only)
Class B	(9.41)%	(9.81)%	(16.78)%	2/28/00
Class C	(5.60)%	(9.63)%	(16.78)%	2/28/00
Class Y(2)	N/A	N/A	N/A	2/28/00
Russell 3000 Index(3)	6.12%	1.58%	0.85%	2/28/00
Goldman Sachs’ Technology Index(4)	2.02%	(7.14)%	(15.01)%	2/28/00

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns shown above for Class B, Class C and Class Y shares will vary because of differences in sales charges and expenses. The returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.
(2)	No Class Y shares were outstanding on October 31, 2005.
(3)	The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.
(4)	The Goldman Sachs Technology Index is an unmanaged market-value weighted index comprised of companies in hardware, computer, software, services, semiconductor, internet and multimedia networking.
It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

Legg Mason Partners Managed Municipals Fund, Inc.

Total Returns for Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart)

Highest: 6.11% in 4th Quarter 2000; Lowest: (3.27)% in 2nd Quarter 1999

Year to date: 1.88% through 3/31/06

Comparative Performance

This table compares the before- and after-tax average annual total returns of the Fund’s Class A shares, and the before-tax average annual total returns of the Fund’s other classes, for the periods shown with that of a broad based securities market index. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Returns (calendar year ended December 31, 2005)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					03/04/81
Return before taxes	(1.08)%	3.61%	4.60%	8.73%
Return after taxes on distributions(1)	(1.08)%	3.61%	4.42%	N/A
Return after taxes on distributions and sale of fund shares(1)	0.79%	3.75%	4.52%	N/A
Other Classes (return before taxes only)
Class B	(2.00)%	3.73%	4.48%	5.81%	11/06/92
Class C	1.43%	3.87%	4.44%	5.98%	11/09/94
Class Y	3.24%	4.64%	5.23%	5.71%	04/04/95
Class 1	(1.87)%	3.39%	N/A	4.08%	09/12/00
Lehman Index(2)	3.51%	5.59%	5.71%	N/A
Lipper Fund Average(3)	3.04%	4.78%	4.74%	N/A

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C, Class Y and Class 1 shares will vary.
(2)	Lehman Brothers Municipal Bond Index is a broad-based index of the municipal bond market with maturities of at least one year.
(3)	Lipper General Municipal Debt Funds Category Average reflects the performance of funds in the general municipal debt fund category with reinvestment of dividends and capital gains tracked by Lipper, Inc. that reports on total return performance. It does not take into account sales charges or taxes.

An investor cannot invest directly in an index or average. Index performance does not reflect deductions for fees, expenses or taxes. The average performance reflects fees and expenses but no deduction for sales charge.

Legg Mason Partners National Municipals Fund

Total Returns for Class A Shares

Highest and lowest quarter returns: (for periods shown in the bar chart)

Highest: 4.79% in 4th quarter 2000; Lowest: (2.16)% in 2nd quarter 1999.

Year to date: 3.22% through 6/30/06

Comparative Performance

This table compares the before- and after-tax average annual total returns of the Fund’s Class A shares, and the before-tax average annual total returns of the Fund’s other classes, for the periods shown with that of a broad based securities market index. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2005)

	1 Year	5 Years	10 Years	Inception Date
Class A
Return Before Taxes	(0.72)%	4.01%	4.66%	08/20/86
Return After Taxes on Distributions(1)	(0.75)%	4.00%	4.60%
Return After Taxes on Distributions and Sale of Fund Shares(1)	1.38%	4.23%	4.75%
Other Classes (Return before taxes only)
Class B	(1.58)%	4.14%	4.54%	11/7/94
Class C	1.85%	4.25%	4.48%	01/5/93
Class Y*	N/A	N/A	N/A
Lehman Brother Municipal Bond Index(2)	3.51%	5.59%	5.71%
Lipper General Municipal Debt Fund Average(3)	3.04%	4.78%	4.74%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns shown above for Class B and Class C shares will vary.
(2)	The Lehman Brothers Municipal Bond Index is a broad-based index of the municipal bond market with maturities of at least one year. It is not possible to invest directly in an index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper General Municipal Debt Fund Average reflects the performance of 291 funds in the general municipal debt fund category with reinvestment of dividends and capital gains. It is not possible to invest directly in the average. The average does not reflect deductions for sales, loans or taxes.
*	There were no Class Y shares outstanding for the calendar year ended December 31, 2005.

Salomon Brothers National Tax Free Bond Fund

Total Returns for Class A Shares

Quarterly returns (for the periods shown in the bar chart):

Highest: 5.42% in 3rd quarter of 2002; Lowest: (2.92)% in 2nd quarter of 2004.

Comparative Performance

This table compares the before- and after-tax average annual total returns of the Fund’s Class A shares, and the before-tax average annual total returns of the Fund’s other classes, for the periods shown with that of a broad based securities market index. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2005)

	1 Year	5 Years	10 Years	Since Inception*
Class A
Return Before Taxes	(1.44)%	4.07%	5.24%	N/A
Return After Taxes on Distributions	(1.44)%	4.07%	5.23%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	0.20%	4.05%	5.14%	N/A
Other Classes
Class B	(2.18)%	N/A	N/A	3.54%
Class C	1.05%	N/A	N/A	4.12%
Class O	2.80%	N/A	N/A	4.90%
Lehman Brothers Municipal 4 Years Plus Bond Index (Reflects no deduction for fees, expenses or taxes)†	3.94%	5.96%	5.99%	N/A
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)††	3.51%	5.59%	5.71%	N/A

*	The inception date for Class A shares is August 17, 1995; all outstanding fund shares were designated Class A shares on July 12, 2001. Prior to that date, fund shares were sold without a sales charge. The returns in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to Class A shares. The inception date for Class B shares is October 12, 2001; the Inception date for Class C and O shares is November 19, 2001. Information is provided only for classes with less than 10 years of performance history.
†	A broad based unmanaged index of municipal bonds with a maturity of greater than four years.
††	A broad based unmanaged index of municipal bonds.

Legg Mason Partners Georgia Municipals Fund

Total Returns for Class A Shares

Highest and lowest quarter returns: (for periods shown in the bar chart)

Highest: 5.17% in 3rd quarter 2002; Lowest: (2.95)% in 2nd quarter 1999;

Year to date: 2.72% through 6/30/06

Comparative Performance

This table compares the before- and after-tax average annual total returns of the Fund’s Class A shares, and the before-tax average annual total returns of the Fund’s other classes, for the periods shown with that of a broad based securities market index. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2005)

	1 Year	5 Years	10 Years	Inception Date
Class A
Return Before Taxes	(2.28)%	3.28%	4.47%	4/4/94
Return After Taxes on Distributions(1)	(2.28)%	3.28%	4.41%
Return After Taxes on Distributions and Sale of Fund Shares(1)	0.02%	3.50%	4.51%
Other Classes (Return Before Taxes Only)
Class B	(3.03)%	3.40%	4.33%	6/15/94
Class C	0.42%	3.53%	4.29%	4/14/94
Class Y*	N/A	N/A	N/A	N/A
Lehman Brothers Municipal Bond Index(2)	3.51%	5.59%	5.71%
Lipper Georgia Municipal Debt Funds Average(3)	2.36%	4.51%	4.73%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	Lehman Brothers Municipal Bond Index is a broad based index of the municipal bond market with maturities of at least one year.
(3)	The Lipper Georgia Municipal Debt Funds Average reflects the performance of the funds in the Georgia municipal debt fund category with reinvestment of dividends and capital gains, but reflects no deduction for sales charges or taxes.
*	There were no Class Y shares outstanding for the calendar year ended December 31, 2005.

An Investor cannot invest directly in an index or average. Index performance does not reflect deductions for fees, expenses or taxes. The average performance reflects fees and expenses but no deduction for sales charge.

Legg Mason Partners Arizona Municipals Fund, Inc.

Total Returns for Class A Shares

Quarterly returns: (for periods shown in the bar chart)

Highest: 3.54% in 3rd quarter 2002; Lowest: (2.89)% in the 1st quarter 2005.

Year to date: 4.32% through 6/30/06.

Comparative Performance

This table compares the before- and after-tax average annual total returns of the Fund’s Class A shares, and the before-tax average annual total returns of the Fund’s other classes, for the periods shown with that of a broad based securities market index. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2005)

	1 Year	5 Years	10 Years	Inception Date
Class A
Return Before Taxes	(5.03)	2.33	3.55	6/01/87
Return After Taxes on Distributions(1)	(5.03)	2.33	3.50
Return After Taxes on Distributions and Sale of Fund Shares(1)	(1.95)	2.65	3.69
Other Classes (return before taxes only)
Class B	(5.98)	2.42	3.40	11/6/92
Class C	(2.55)	2.59	3.38	12/08/94
Class Y	N/A	N/A	N/A	11/07/94
Lehman Index(2)	3.51	5.59	5.71	N/A
Lipper Average	2.41	4.58	4.58	N/A

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns shown above for Class B, Class C and Class Y shares will vary because of differences in sales charges and expenses.
(2)	The Lehman Municipal Bond Index is a broad-based index of the municipal bond market with maturities of at least one year.

An investor cannot invest directly in an index or average. The index performance does not reflect deductions for fees, expenses or taxes. The average performance reflects fees and expenses but no deduction for sales charge.

Legg Mason Partners Florida Municipals Fund

Total Returns for Class A Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest: 4.96% in 4th quarter 2000; Lowest: (2.34)% in 2nd quarter 1999;

Year to date: 2.87% through 6/30/06.

Comparative Performance

This table compares the before- and after-tax average annual total returns of the Fund’s Class A shares, and the before-tax average annual total returns of the Fund’s other classes, for the periods shown with that of a broad based securities market index. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2005)

	1 Year	5 Years	10 Years	Inception Date
Return Before Taxes	0.05%	3.68%	4.58%	4/2/91
Return After Taxes on Distributions(1)	0.05%	3.68%	4.53%
Return After Taxes on Distributions and Sale of Fund Shares(1)	1.68%	3.88%	4.63%
Other Classes (Return before taxes only)
Class B	(0.87)%	3.84%	4.47%	11/16/94
Class C	2.55%	3.93%	4.41%	1/5/93
Class Y*	N/A	N/A	N/A
Lehman Brothers Municipal Bond Index(2)	3.51%	5.59%	5.71%
Lipper Florida Municipal Debt Funds Average(3)	3.33%	4.67%	4.69%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.
(2)	Lehman Brothers Municipal Bond Index is a broad-based index of the municipal bond market with maturities of at least one year. It is not possible to invest directly in an index. The Index does not reflect deductions for fees, expenses or taxes.
(3)	Lipper Florida Municipal Debt Funds Average reflects the performance of mutual funds with similar objectives, but reflects no reduction for sales charges or taxes. It is not possible to invest directly in the average.
*	There were no Class Y shares outstanding for the calendar year ended December 31, 2005.

APPENDIX G

Similarities and Differences in the Forms of Organization of the Acquired Funds and the

Acquiring Funds

Comparison of Maryland Corporations and Massachusetts Trusts

In General

A fund organized as a Massachusetts Trust (a “Massachusetts Trust”) is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides so much flexibility compared to typical state corporate statutes, the Massachusetts Trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, provide.

A fund organized as a Maryland Corporation (a “Maryland Corporation”), on the other hand, is governed both by Maryland General Corporation Law (the “MGCL”) and the Maryland Corporation’s charter. For a Maryland Corporation, unlike a Massachusetts Trust, the MGCL prescribes many aspects of Corporate governance.

Shareholders of a Maryland Corporation are generally shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts Trust, on the other hand, are not shielded by form of organization from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of each Fund organized as a Massachusetts Trust (a “Massachusetts Fund”) contains such provisions.

Similarly, the trustees of a Massachusetts Trust are not shielded from personal liability for the obligations of the trust by form of organization. The directors of a Maryland Corporation, on the other hand, are generally shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declarations for each of the Massachusetts Funds contain such provisions.

Maryland Corporations

Each Maryland corporation is governed by the MGCL, its charter and Bylaws. Some of the key provisions of the MGCL, the charters and Bylaws are summarized below. Although the Maryland corporations’ charters and Bylaws contain some very similar provisions, there are differences in a number of provisions. The following is a summary of the MGCL, the charter and Bylaws of each Maryland Corporation and is qualified in its entirety for each Maryland Corporation by reference to the MGCL and its charter and Bylaws.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. For each of the Maryland Corporations, shareholders of all series and classes vote together as a single class, except as otherwise required by the 1940 Act or required or permitted by their charters.

Election and Removal of Trustees

Shareholders of a Maryland corporation may vote on the election and removal of directors. Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act. Each Maryland corporation will call a meeting of shareholders whenever required by the 1940 Act to elect directors.

The charter of each Maryland Corporation generally provides that its Board has the power to set the number of directors and, in most circumstances, to fill vacancies except when the 1940 Act requires that a vacancy be filled by the shareholders. Directors are elected by a plurality vote and serve until their successors are elected and qualify.

Amendments to the Charter

Under the MGCL, shareholders of corporations registered as open-end investment companies are entitled to vote on amendments to the charter. However, the board of directors of an open-end investment company is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or designation of any class or series of stock and to change the par value of the authorized shares. The board of directors is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series.

Issuance and Redemption of Shares

The board of directors of each Maryland Corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of each Maryland Corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the charter.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The charters of the Maryland corporations generally do not restrict the authority to directors within this statutory framework to establish series and classes in addition to those currently established and to determined the rights and preferences of the shares of the series and classes.

Shareholder, Trustee and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of having been a director. Additionally, the MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charter of Legg Mason Partners Technology Fund does not contain such a provision which eliminates such liability to the maximum extent permitted by the MGCL. Legg Mason Partners Arizona Municipals Fund, Inc. does not contain such a provision which eliminates such liability to the maximum extent permitted by the MGCL. The Bylaws of each of the Maryland Corporations generally provide for mandatory indemnification of directors and officers (including the advance of expenses) to the extent required by Maryland law. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

There are no provisions relating to shareholder derivative actions in the charters of any of the Maryland Corporations. Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Funds

Each Massachusetts Fund is governed by its own declaration of trust (each, a “Massachusetts Fund Declaration”). Although the Massachusetts Fund Declarations contain some very similar provisions, there are differences in a number of provisions. Some of the key provisions of the Massachusetts Fund Declarations are summarized below. Each is qualified in its entirety for each Massachusetts Trust by reference to its Declaration.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Shareholders of the Massachusetts Funds are generally entitled to vote only on matters required by the 1940 Act or other applicable laws and certain other matters, including (i) the election and removal of trustees, (ii) with respect to certain amendments to the Massachusetts Fund Declaration; and (iii) in connection with certain mergers, consolidations or sales of assets. Shareholders of Legg Mason Partners Investment Series (“Investment Series”) are additionally entitled to vote on the termination of the trust, or of any of its series.

The 1940 Act does not require funds to hold an annual meeting of shareholders and none of the Massachusetts Funds are required to hold such meetings. Each Massachusetts Fund will call a special meeting of shareholders whenever required by the 1940 Act or by the terms of the Massachusetts Fund Declaration. Shareholders are each entitled to one vote for each share held and fractional shares held. For Investment Series, shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares. Shareholders vote separately by series (with respect to Salomon Funds Trust (“SFT”)) or class (with respect to Legg Mason Partners Municipal Funds (“Municipal Funds”)), except where required by the 1940 Act to vote together, or when the trustees have determined that the matter affects only the interests of shareholders of a limited number of series or classes, then only shareholders of such series shall be entitled to vote.

Election and Removal of Trustees

The Massachusetts Fund Declarations provide that the trustees determine the size of the board of trustees. Each also provides that vacancies on the board of trustees may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality vote of the shareholders. The Declaration for Investment Series provides that trustees may be removed by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees. The trustees of Municipal Funds may be removed by vote of two-thirds of the remaining trustees. The trustees of SFT may be removed, for cause, by vote of two-thirds of the remaining trustees, or by a vote of shareholders holding two-thirds of the outstanding shares of each series.

Amendments to the Declaration

The trustees of Investment Series are authorized to amend the Massachusetts Fund Declaration without the vote of shareholders except in certain circumstances. Shareholders of the Massachusetts Funds are entitled to vote only on amendments that would adversely affect the rights of shareholders to whom the amendment is applicable. The Declarations of Municipal Fund and SFT may be amended by the trustees without the vote of shareholders only in limited circumstances.

Each Massachusetts Fund Declaration places restrictions on amendments that may impair the exemption from personal liability granted in the Massachusetts Fund Declaration to the shareholders, trustees, officers, employees and agents of the Massachusetts Fund or that permit assessments upon shareholders or former shareholders.

Issuance and Redemption of Shares

The trustees of each Massachusetts Fund are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preference, preemptive, conversion, exchange or similar rights, expect as the trustees may determine. The Massachusetts Fund Declarations provide that a shareholder may redeem his or her shares at the price determined in accordance with the Massachusetts Fund Declaration. The Declaration for Municipals Fund provides that the Fund may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees. The Declarations for Investment Series and SFT provide for involuntary redemptions in limited circumstances.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The Massachusetts Fund Declarations give broad authority to the trustees within this statutory framework to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the series and classes. The trustees of Municipal Funds and SFT are also authorized to terminate a series at any time without a vote of shareholders. Each Massachusetts Fund Declaration provides that shares of a series represent an interest in that series only, and not in the assets of any other series or the Massachusetts Fund generally.

Shareholder, Trustee and Officer Liability

The Massachusetts Fund Declarations provide that shareholders have no personal liability for the obligations of the Massachusetts Fund and require the Massachusetts Fund to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Declarations of Municipals Funds and Investment Series provide that the Massachusetts Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Massachusetts Fund Declarations provide that any person who is or has been a trustee, officer or employee of the Massachusetts Fund is not personally liable to any person in connection with the affairs of the Massachusetts Fund, other than the Massachusetts Fund and its shareholders. The Declaration for Investment Series provides that trustees may rely on expert advice, and will not be liable for errors of judgment or mistakes of fact or law. The Massachusetts Fund Declarations further provide that a trustee or officer is not liable to the Massachusetts Fund or to any shareholder for any actions or failure to act, and require the Massachusetts Fund to indemnify such persons for any liability and expenses incurred by such person, except in the case of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office with the Massachusetts Fund. The Massachusetts Fund Declarations for Investment Series and SFT specifically provide that the Massachusetts Fund may advance to a trustee or officer the expenses of preparation and presentation of a defense to any claims brought, under certain circumstances. The Declaration for SFT also clarifies that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such liability.

Derivative Actions

The Massachusetts Fund Declarations provide that shareholders have the right to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or the shareholders.

Discussion of Maryland Trusts

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on Shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Each Declaration of a Maryland Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. For example, the trustees may amend the Declaration in any respect without shareholder approval. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the interests of shareholders. Similarly, the trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

The 1940 Act does not require funds to hold an annual meeting of shareholders, and the Maryland Trusts do not require such meetings. Each Maryland Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The Declarations provide for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the Record Date. The Declarations provide that shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declarations provide that the trustees establish the number of trustees. The Declarations also provide that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast of the shareholders at a meeting at which a quorum is present. The Declarations also provide that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees. The provisions of the Declarations relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees of each Maryland Trust are authorized to amend the Declarations in any respect without the vote of shareholders except in certain circumstances. Each Declaration prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or, employees of the Maryland Trust or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of each Maryland Trust are permitted to cause the Maryland Trust issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, expect as the trustees may determine. The Declarations provide that a shareholder may redeem his or her shares at the price determined in accordance with the Declaration. The Declarations also provide that a Maryland Trust may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees, giving the Maryland Trust the flexibility that may be needed to comply with recently enacted legislation such as the USA PATRIOT Act. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the Maryland Trust with identification required by that Act, or if the Maryland Trust is unable to verify the information received from the shareholder.

Disclosure of Shareholder Holdings

The Declarations specifically require shareholders, upon demand, to disclose to the Maryland Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Maryland Trust may disclose such ownership if required by law or regulation.

Small Accounts

Small accounts can be very costly to a fund and all of its shareholders and the Declaration gives the trustees the authority to deal with small accounts in a number of ways. Typically, the only way a fund has been able to deal with these accounts has been to close out the shareholder’s account by redeeming all of the shares in the account, even if the shareholder would like to continue his or her investment in the fund. Under the Declarations, the Maryland Trust would be permitted to assess a fee for small accounts and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. Each of the Maryland Trusts has been established as a series of a

Maryland trust. The Declarations give broad authority to the trustees within this statutory framework, and consistent with Maryland law, to establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Declarations also give authority to the trustees to change any of those features, to terminate any series or class, and to combine series with other series in the trust, or to combine one of more classes of a series with another class in that series. For example, if a Fund has one or more classes with few shares outstanding, the Fund may combine one or more of its classes with another of its classes, or convert shares of one class into shares of another class, thus permitting the closure of small classes, and decreasing both costs and administrative burdens.

Each share of a Fund represents an interest in that Fund only, and not in the assets of any other Fund generally.

Shareholder, Trustee and Officer Liability

The Declarations provide that shareholders are not personally liable for the obligations of a Maryland Trust and require the Maryland Trust to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Maryland Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declarations provide that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the Maryland Trust or theirs shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Maryland Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Each Declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under Maryland law, a trustee is liable to the Maryland Trust or its shareholders for monetary damages only (i) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (ii) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declarations require the Maryland Trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. Under the 1940 Act, a trustee or officer may not be indemnified by the Trust for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declarations also clarify that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Maryland Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Maryland Trust’s trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Maryland Trust, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Maryland Trust. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected Maryland Trust must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Maryland Trust in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Maryland Trust’s costs, including attorneys’ fees.

The Declarations also require that actions by shareholders against a Maryland Trust be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Each of the Funds is currently a Maryland Corporation or a Massachusetts Trust, and each operates under charter documents that cover many of the same provisions discussed above. However, in most cases it is expected that the Declarations for the Maryland Trusts will provide broader authority to the trustees than the existing charters.

APPENDIX H

5% Shareholders of the Acquired and Acquiring Funds

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APPENDIX I

Comparison of Board Composition

Acquired Fund Board	Acquiring Fund Board
Legg Mason Partners Technology Fund Dwight B. Crane Burt N. Dorsett Elliot S. Jaffe Stephen E. Kaufman Cornelius C. Rose, Jr. Interested Board Member: R. Jay Gerken

Legg Mason Partners Large Cap Growth Fund

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Interested Board Member:

R. Jay Gerken

Legg Mason Partners National Municipals Fund

Leopold Abraham, II

Jane Dasher

Donald R. Foley

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

Interested Board Member:

R. Jay Gerken

Legg Mason Partners Managed Municipals Fund, Inc.

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen Randolph Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Interested Board Member:

R. Jay Gerken

(collectively “Board B”)

Legg Mason Partners Arizona Municipals Fund, Inc. Dwight B. Crane Burt N. Dorsett Elliot S. Jaffe Stephen E. Kaufman Cornelius C. Rose, Jr. Interested Board Member: R. Jay Gerken	Legg Mason Partners Managed Municipals Fund, Inc. Board B

Legg Mason Partners Florida Municipals Fund

Leopold Abraham, II

Jane Dasher

Donald R. Foley

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

Interested Board Member:

R. Jay Gerken

Legg Mason Partners Managed Municipals Fund, Inc. Board B

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Acquired Fund Board	Acquiring Fund Board

Legg Mason Partners Georgia Municipals Fund

Leopold Abraham, II

Jane Dasher

Donald R. Foley

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

Interested Board Member:

R. Jay Gerken

Legg Mason Partners Managed Municipals Fund, Inc. Board B

Salomon Brothers National Tax Free Bond Fund

Elliott J. Berv

Donald M. Carlton

A. Benton Cocanougher

Mark T. Finn

Stephen Randolph Gross

Diana R. Harrington

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Interested Board Member:

R. Jay Gerken

Legg Mason Partners Managed Municipals Fund, Inc. Board B

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APPENDIX J

Portfolio Manager Compensation

Western Asset.    With respect to the compensation of the portfolio managers employed by Western Asset, the manager’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Legg Mason, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Legg Mason, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the manager’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

CAM NA.    CAM NA investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel. However, CAM NA investment professionals who are employed concurrently by CAM NA and also by another investment manager affiliated with Legg Mason may be compensated under that other investment manager’s compensation program.

CAM NA has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the portfolio managers of certain of the Funds. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM NA investment professionals with those of Fund shareholders and other CAM NA clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM NA’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-CAM NA investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). CAM NA may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM NA chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM NA chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

CAM NA investment professionals who are employed concurrently by CAM NA and also by another investment adviser affiliated with Legg Mason may be compensated under that other investment adviser’s compensation program.

A list of fund holdings for each portfolio manager may be found in the SAI for each Acquiring Fund. See Appendix L for the date of each Acquiring Fund’s current SAI.

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APPENDIX K

Form of Organization

Fund	Organization

Legg Mason Partners Technology Fund	Series of a Maryland corporation

Legg Mason Partners National Municipals Fund	Series of a Massachusetts business trust

Salomon Brothers National Tax Free Bond Fund	Series of a Massachusetts business trust

Legg Mason Partners Georgia Municipals Fund	Series of a Massachusetts business trust

Legg Mason Partners Arizona Municipals Fund, Inc.	Maryland corporation

Legg Mason Partners Florida Municipals Fund	Series of a Massachusetts business trust

Legg Mason Partners Large Cap Growth Fund	Series of a Massachusetts business trust

Legg Mason Partners Managed Municipals Fund, Inc.	Maryland corporation

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APPENDIX L

Dates of Prospectuses, SAIs and Shareholder Reports

Fund	Prospectus Dated	Annual Report	Semi-Annual Reports
Legg Mason Partners Technology Fund	February 28, 2006 (Filed on February 27, 2006)	October 31, 2005 (Filed on January 9, 2006)	April 30, 2006 (Filed on July 10, 2006)

Legg Mason Partners National Municipals Fund	August 1, 2006 (Filed on July 31, 2006)	March 31, 2006 (Filed on June 9, 2006)	September 30, 2005 (Filed on December 8, 2005)

Salomon Brothers National Tax Free Bond Fund	May 1, 2006 (Filed on April 27, 2006)	December 31, 2005 (Filed on March 10, 2006)	June 30, 2006 (Filed on September 8, 2006)

Legg Mason Partners Georgia Municipals Fund	August 1, 2006 (Filed on July 31, 2006)	March 31, 2006 (Filed on June 9, 2006)	September 30, 2005 (Filed on December 7, 2005)

Legg Mason Partners Arizona Municipals Fund, Inc.	September 28, 2005 (Filed on September 27, 2005)	May 31, 2006 (Filed on August 10, 2006)	November 30, 2005 (Filed on February 9, 2006)

Legg Mason Partners Florida Municipals Fund	August 1, 2006 (Filed on July 31, 2006)	March 31, 2006 (Filed on June 9, 2006)	September 30, 2005 (Filed on December 8, 2005)

Legg Mason Partners Large Cap Growth Fund	March 30, 2006 (Filed on March 30, 2006)	November 30, 2005 (Filed on February 9, 2006)	May 31, 2006 (Filed on August 9, 2006)

Legg Mason Partners Managed Municipals Fund, Inc.	June 28, 2006 (Filed on June 27, 2006)	February 28, 2006 (Filed on May 10, 2006)	N/A

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APPENDIX M

Instructions for Signing the Proxy Card

The following general rules for signing the proxy card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith Jr., Executor

M-1

SUBJECT TO COMPLETION, DATE SEPTEMBER 22, 2006

Legg Mason Partners Sector Series, Inc.

Legg Mason Partners Municipal Funds

Salomon Funds Trust

Legg Mason Partners Arizona Municipals Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

November 1 , 2006

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Legg Mason Partners Technology Fund (formerly known as Smith Barney Technology Fund)	Legg Mason Partners Large Cap Growth Fund (formerly known as Smith Barney Large Capitalization Growth Fund)

Legg Mason Partners National Municipals Fund (formerly known as National Portfolio)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)

Legg Mason Partners Georgia Municipals Fund (formerly known as Georgia Portfolio)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)

Legg Mason Partners Arizona Municipals Fund, Inc. (formerly known as Smith Barney Arizona Municipals Fund Inc.)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)

Legg Mason Partners Florida Municipals Fund (formerly known as Florida Portfolio)	Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)

125 Broad Street New York, New York 10004 1-800-451-2010 for the Legg Mason Partners Funds 1-800-446-1013 for the Salomon Brothers Funds	125 Broad Street New York, New York 10004 1-800-451-2010

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated November 1, 2006, relating specifically to the proposed transfer of all of the assets and the assumption of all of the liabilities of Legg Mason Partners Technology Fund, Legg Mason Partners National Municipals Fund, Salomon Brothers National Tax Free Bond Fund, Legg Mason Partners Georgia Municipals Fund, Legg Mason Partners Arizona Municipals Fund, Inc. and Legg Mason Partners Florida Municipals Fund (each an “Acquired Fund” and collectively the “Acquired Funds”) in exchange for shares of the corresponding Acquiring Fund listed across from the Acquired Fund above having an aggregate value equal to those of the relevant Acquired Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to the Acquiring Funds at the address set forth above or call 1-800-451-2010. The transfers are to occur pursuant to Agreements and Plans of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

GENERAL INFORMATION

A Special Meeting of Shareholders of the Acquired Funds to consider the Reorganizations will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022, on December 20, 2006, at 1:00 p.m., Eastern Time. For further information about the Reorganizations, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated November 1, 2006 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

The Statement of Additional Information of each Acquiring Fund and date thereof and accession numbers:

Fund	Date and Filing Date	Accession Number
Legg Mason Partners Large Cap Growth Fund (formerly known as Smith Barney Large Capitalization Growth Fund)	March 30, 2006 Filed on March 30, 2006	0001193125-06-068360

Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)	June 28, 2006 Filed on June 27, 2006	0001193125-06-136693

The financial statements of each Acquired Fund as included in the Funds’ Annual Reports filed for the years ended October 31, 2005, December 31, 2005, March 31, 2006 or May 31, 2006 and accession numbers:

Fund	Year Ended	Accession Number
Legg Mason Partners Technology Fund (formerly known as Smith Barney Technology Fund)	October 31, 2005 Filed on January 9, 2006	0000930413-06-000156

Legg Mason Partners National Municipals Fund (formerly known as National Portfolio)	March 31, 2006 Filed on June 9, 2006	0001193125-06-127401

Salomon Brothers National Tax Free Bond Fund	December 31, 2005 Filed on March 10, 2006	0001193125-06-050649

Legg Mason Partners Georgia Municipals Fund (formerly known as Georgia Portfolio)	March 31, 2006 Filed on June 9, 2006	0000930413-06-004477

Legg Mason Partners Arizona Municipals Fund, Inc. (formerly known as Smith Barney Arizona Municipals Fund Inc.)	May 31, 2006 Filed on August 10, 2006	0001193125-05-160170

Legg Mason Partners Florida Municipals Fund (formerly known as Florida Portfolio)	March 31, 2006 Filed on June 9, 2006	0000930413-06-004456

The financial statements of each Acquiring Fund as included in the Funds’ Annual Reports filed for the year ended November 30, 2005 or February 28, 2006 and accession numbers:

Fund	Year Ended	Accession Number
Legg Mason Partners Large Cap Growth Fund (formerly known as Smith Barney Large Capitalization Growth Fund)	November 30, 2005 Filed on February 9, 2006	0001133228-06-000046

Legg Mason Partners Managed Municipals Fund, Inc. (formerly known as Smith Barney Managed Municipals Fund Inc.)	February 28, 2006 Filed on May 10, 2006	0001193125-06-107015

Acquired Fund semi-annual report filed after the above referenced annual report for the period ended April 30, 2006 and accession number:

Fund	Period Ended	Accession Number
Legg Mason Partners Technology Fund (formerly known as Smith Barney Technology Fund)	April 30, 2006 Filed on July 10, 2006	0000950123-06-008782

PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for each Fund and pro forma financial statements for the combined Funds, assuming the Reorganizations are consummated as of February 28, 2006 for Salomon Brothers National Tax Free Bond Fund, Legg Mason Partners Georgia Municipals Fund, Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners Florida Municipals Fund, Legg Mason Partners National Municipals Fund and Legg Mason Partners Managed Municipals Fund, Inc. The first table presents the Schedule of Investments for each Fund and pro forma figures for the combined Fund. The second table presents the Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The third table presents the Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. These tables are followed by the Notes to the Pro Forma Financial Statements.

No pro forma financial statements are required for the Reorganization of Legg Mason Partners Technology Fund into Legg Mason Partners Large Cap Growth Fund, under current requirements of the SEC, because Legg Mason Partners Technology Fund’s respective net asset value does not exceed 10% of Legg Mason Partners Large Cap Growth Fund’s net asset value, measured as of August 30, 2006.

See Notes to Pro Forma Combined Financial Statements

Pro Forma Combined Schedule of Investments For

Salomon Brothers National Tax Free Bond Fund, Legg Mason Partners Georgia Municipals Fund, Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners Florida Municipals Fund, Legg Mason Partners National Municipals Fund and Legg Mason Partners Managed Municipals Fund, Inc.

As of February 28, 2006 (Unaudited)

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
MUNICIPAL BONDS — 96.1%
Alabama — 0.6%
—	—	—	—	$1,000,000	—	$1,000,000	Mobile, AL, IDB, Environment Improvement Revenue, International Paper Co. Project, Series B, 6.450% due 5/15/19 (a)
							Huntsville, AL, Solid Waste Disposal Authority & Resources Recovery Revenue, Refunding, MBIA-Insured:
—	—	—	—	—	$4,940,000	4,940,000	5.500% due 10/1/13 (a)
—	—	—	—	—	8,880,000	8,880,000	5.500% due 10/1/14 (a)
—	—	—	—	—	4,000,000	4,000,000	Southeast Alabama Gas District, Alabama General System Revenue, Series A, AMBAC-Insured, 5.625% due 6/1/25

							Total Alabama

Alaska — 0.3%
—	—	—	—	2,500,000	—	2,500,000	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31 (a)
—	—	—	—	5,000,000	—	5,000,000	Alaska State Housing Financial Corp., General Housing, Series B, MBIA-Insured, 5.250% due 12/1/25 (d)

							Total Alaska

Arizona — 2.6%
							Arizona Agricultural Improvement & Power District, Electric System Revenue, Salt River Project:
—	—	$1,000,000	—	—	3,375,000	4,375,000	Refunding, Series A, 5.000% due 1/1/23
—	—	—	—	—	2,500,000	2,500,000	Series B, 5.000% due 1/1/31
—	—	1,500,000	—	—	—	1,500,000	Arizona Health Facilities Authority, Hospital Systems Revenue, Phoenix Children’s Hospital, Series A, 6.125% due 11/15/22 (d)
—	—	—	—	3,000,000	—	3,000,000	Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A, 6.625% due 7/1/20 (d)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	$1,067,840	—	$1,067,840

—	—	—	—	—	$5,255,518	5,255,518
—	—	—	—	—	9,412,800	9,412,800
—	—	—	—	—	4,354,880	4,354,880

—	—	—	—	1,067,840	19,023,198	20,091,038

—	—	—	—	2,512,100	—	2,512,100
—	—	—	—	5,438,400	—	5,438,400

—	—	—	—	7,950,500	—	7,950,500

—	—	$1,057,950	—	—	3,570,581	4,628,531
—	—	—	—	—	2,608,450	2,608,450
—	—	1,576,065	—	—	—	1,576,065
—	—	—	—	3,349,110	—	3,349,110

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	$ 90,000	—	—	—	$ 90,000	Arizona State Municipal Financing Program, COP, Series 20, BIG-Insured, 7.625% due 8/1/06 (e)
—	—	1,000,000	—	—	—	1,000,000	Arizona Water Infrastructure Finance Authority, Water Quality Revenue, Series A, Call 10/1/11 @ 100, 5.000% due 10/1/19 (c)
—	—	1,000,000	—	—	—	1,000,000	Coconino County, AZ, Pollution Control Corp. Revenue, Nevada Power Co. Project, 6.375% due 10/1/36 (a)
							Maricopa County, AZ:
							Hospital Revenue, Sun Health Corp.:
—	—	1,500,000	—	—	—	1,500,000	5.900% due 4/1/09 (d)
—	—	715,000	—	—	—	715,000	Call 4/1/07 @ 102, 6.125% due 4/1/18 (c)
—	—	285,000	—	—	—	285,000	Unrefunded Balance, 6.125% due 4/1/18
							GO, Elementary School District:
							No. 8, Osborne Elementary School District:
—	—	1,000,000	—	—	—	1,000,000	7.500% due 7/1/09
—	—	600,000	—	—	—	600,000	Series A, FGIC-Insured, Call 7/1/06 @ 101, 5.875% due 7/1/14 (c)
							No. 14, Creighton School Improvement Project of 1990, Series C, FGIC-Insured:
—	—	355,000	—	—	—	355,000	6.500% due 7/1/08
—	—	295,000	—	—	—	295,000	6.500% due 7/1/08 (e)
—	—	1,000,000	—	—	—	1,000,000	GO, Unified High School District No. 210, Phoenix Project of 1995, Series B, Call 7/1/06 @ 101, 5.375% due 7/1/13 (c)
—	—	500,000	—	—	—	500,000	IDA, Hospital Facilities Revenue, Samaritan Health Services, Series A, MBIA-Insured, 7.000% due 12/1/16 (e)(g)
							IDA, MFH Revenue:
—	—	500,000	—	—	—	500,000	Metro Gardens, Mesa Ridge Project, Series A, MBIA-Insured, 5.650% due 7/1/19
—	—	—	—	$2,450,000	—	2,450,000	Refunding Bonds, FHA-Insured, GNMA-Collateralized, 6.000% due 10/20/31
—	—	2,125,000	—	—	—	2,125,000	Stanford Court Apartments, Series B, 6.250% due 7/1/18 (k)(j)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	$91,589	—	—	—	$91,589
—	—	1,071,190	—	—	—	1,071,190
—	—	1,024,560	—	—	—	1,024,560

—	—	1,559,430	—	—	—	1,559,430
—	—	748,669	—	—	—	748,669
—	—	297,985	—	—	—	297,985

—	—	1,113,900	—	—	—	1,113,900
—	—	610,980	—	—	—	610,980

—	—	378,998	—	—	—	378,998
—	—	315,146	—	—	—	315,146
—	—	1,016,690	—	—	—	1,016,690
—	—	617,830	—	—	—	617,830

—	—	503,840	—	—	—	503,840
—	—	—	—	$2,677,458	—	2,677,458
—	—	212,500	—	—	—	212,500

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	$3,000,000	—	—	$14,000,000	$17,000,000	Mesa, AZ, IDA, Revenue, Discovery Health Systems, Series A, MBIA-Insured, Call 1/1/10 @ 101, 5.625% due 1/1/29 (c)(d)
—	—	750,000	—	—	—	750,000	Navajo County, AZ, IDA Revenue, Stone Container Corp. Project, 7.400% due 4/1/26 (a)
							Phoenix, AZ:
							Civic Improvement Corp.:
							Airport Revenue, Junior Lien, FGIC-Insured:
—	—	—	—	—	2,500,000	2,500,000	5.250% due 7/1/21 (a)
—	—	1,000,000	—	—	6,650,000	7,650,000	5.375% due 7/1/29 (a)
—	—	1,500,000	—	—	—	1,500,000	Airport Revenue, Senior Lien, Series A, FSA-Insured, 5.000% due 7/1/25
							Excise Tax Revenue, Senior Lien:
—	—	2,630,000	—	—	—	2,630,000	Adams Street Garage Project B, 5.375% due 7/1/29 (d)
							Municipal Courthouse Project, Series A:
—	—	—	—	—	2,500,000	2,500,000	5.250% due 7/1/24
—	—	2,350,000	—	—	—	2,350,000	5.375% due 7/1/29 (d)
—	—	1,000,000	—	—	—	1,000,000	Wastewater System Revenue, FGIC-Insured, 5.000% due 7/1/24
							GO:
—	—	1,400,000	—	—	—	1,400,000	Series A, 6.250% due 7/1/17 (d)
—	—	400,000	—	—	—	400,000	Series B, 5.000% due 7/1/22
							IDA, MFH Revenue, Ventana Palms Apartments Project, Series A, MBIA-Insured:
—	—	150,000	—	—	—	150,000	6.100% due 10/1/19
—	—	950,000	—	—	—	950,000	6.150% due 10/1/29
							Pima County, AZ:
							IDA:
—	—	320,000	—	—	—	320,000	Industrial Revenue Refunding, FSA-Insured, 7.250% due 7/15/10
—	—	—	—	$120,000	—	120,000	Single-Family Housing Authority Revenue, Series A, GNMA/FNMA-Insured, FHLMC-Collateralized, 7.100% due 11/1/29 (a)(h)
							Unified School District, FGIC- Insured:
—	—	1,000,000	—	—	—	1,000,000	No. 1, Tucson, 7.500% due 7/1/10

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	$3,243,660	—	—	$15,137,080	$18,380,740
—	—	766,065	—	—	—	766,065

—	—	—	—	—	2,536,325	2,536,325
—	—	1,014,830	—	—	6,748,620	7,763,450
—	—	1,541,220	—	—	—	1,541,220

—	—	2,800,109	—	—	—	2,800,109

—	—	—	—	—	2,654,400	2,654,400
—	—	2,501,998	—	—	—	2,501,998
—	—	1,044,090	—	—	—	1,044,090

—	—	1,698,844	—	—	—	1,698,844
—	—	423,292	—	—	—	423,292

—	—	160,454	—	—	—	160,454
—	—	1,017,108	—	—	—	1,017,108

—	—	323,814	—	—	—	323,814
—	—	—	—	$120,496	—	120,496

—	—	1,157,540	—	—	—	1,157,540

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	$ 500,000	—	—	—	$ 500,000	No. 43, Apache Junction, Series A, Call 7/1/06 @ 101, 5.850% due 7/1/15 (c)
—	—	145,000	—	—	—	145,000	Prescott Valley, AZ, Improvement District, Special Assessment, Sewer Collection System and Roadway Repair, 7.900% due 1/1/12
							Sierra Vista, AZ, Municipal Property Corp., Municipal Facilities Revenue, AMBAC-Insured:
—	—	355,000	—	—	—	355,000	6.000% due 1/1/11
—	—	500,000	—	—	—	500,000	6.150% due 1/1/15
—	—	1,000,000	—	—	—	1,000,000	Tucson, AZ, IDA, Lease Revenue, University of Arizona/Marshall Foundation, Series A, AMBAC-Insured, 5.000% due 7/15/22
—	—	1,000,000	—	—	—	1,000,000	Yavapai County, AZ, IDA Revenue, Citizens Utilities Co. Project, 5.450% due 6/1/33 (a)
—	—	—	—	$1,875,000	—	1,875,000	Yuma, AZ, IDA, MFH Revenue, Refunding Bonds, Series A, GNMA-Collateralized, 6.100% due 9/20/34 (a)
							University of Arizona, COP, AMBAC-Insured:
							Series A:
—	—	—	—	—	$1,525,000	1,525,000	5.000% due 6/1/19
—	—	—	—	—	725,000	725,000	5.000% due 6/1/20
—	—	—	—	—	5,435,000	5,435,000	Series B, 5.000% due 6/1/28

							Total Arizona

Arkansas — 0.2%
—	—	—	—	2,000,000	—	2,000,000	Arkansas State Development Financing Authority, Hospital Revenue, Washington Regional Medical Center, Call 2/1/10 @ 100, 7.375% due 2/1/29 (c)
—	—	—	—	—	4,345,000	4,345,000	Little Rock, AR, School District, GO, Refunding, Series B, FSA-Insured, 5.500% due 2/1/30

							Total Arkansas

California — 8.1%
—	—	—	—	1,000,000	4,000,000	5,000,000	Alameda County RDA, Eden Area Redevelopment Project Series A, MBIA-Insured, 5.000% due 8/1/36
—	—	—	—	5,000,000	—	5,000,000	Barona, CA, Band of Mission Indians, GO, 8.250% due 12/1/20 (g)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	$509,110	—	—	—	$509,110
—	—	149,437	—	—	—	149,437

—	—	357,293	—	—	—	357,293
—	—	503,265	—	—	—	503,265
—	—	1,049,360	—	—	—	1,049,360
—	—	1,018,690	—	—	—	1,018,690
—	—	—	—	$2,043,450	—	2,043,450

—	—	—	—	—	$1,610,171	1,610,171
—	—	—	—	—	763,846	763,846
—	—	—	—	—	5,676,205	5,676,205

—	—	33,477,501	—	8,190,514	41,305,678	82,973,693

—	—	—	—	2,274,620	—	2,274,620
—	—	—	—	—	4,609,306	4,609,306

—	—	—	—	2,274,620	4,609,306	6,883,926

—	—	—	—	1,052,210	4,208,840	5,261,050
—	—	—	—	5,219,500	—	5,219,500

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	$1,200,000	—	$1,200,000	Beverly Hills, CA, USD, Election 2002, Series B, 5.000% due 8/1/24
—	—	—	—	—	$4,180,000	4,180,000	Brea, CA, RDA, Refunding, Tax Allocation, Series A, Redevelopment Area AB, AMBAC-Insured, 5.000% due 8/1/23
							California EFA:
—	—	—	—	—	3,000,000	3,000,000	Pooled College & University Project, Series A, Call 7/1/08 @ 101, 5.625% due 7/1/23 (c)
—	—	—	—	—	7,720,000	7,720,000	Refunding, Pepperdine University Series A, AMBAC-Insured, 5.000% due 12/1/35
—	—	—	—	—	4,000,000	4,000,000	California Health Facilities Finance Authority Revenue, Sutter Health, Series A, 6.250% due 8/15/35
							California Infrastructure & Economic Development Bank Revenue:
—	—	—	—	—	5,000,000	5,000,000	Bay Area Toll Bridges, First Lien, Series A, FGIC-Insured, 5.000% due 7/1/25
—	—	—	—	—	2,100,000	2,100,000	Los Angeles County Department of Public Social Services, AMBAC-Insured, 5.750% due 9/1/23
—	—	—	—	—	4,875,000	4,875,000	California State Department of Veteran Affairs, Home Purchase Revenue, Series A, AMBAC-Insured, 5.300% due 12/1/21
—	—	—	—	—	3,730,000	3,730,000	California State Department of Water Resources, Water Revenue, Series W, FSA-Insured, 5.125% due 12/1/24
$ 500,000	—	—	—	—	—	500,000	California State Department of Water Resources & Power Supply Revenue, Series A, MBIA/IBC-Insured, Call 5/1/12 @ 101, 6.000% due 5/1/15 (c)
							California State Economic Recovery, Series A:
1,000,000	—	—	—	—	—	1,000,000	5.000% due 7/1/17
—	—	—	—	—	18,500,000	18,500,000	5.000% due 7/1/08 (d)
—	—	—	—	—	1,810,000	1,810,000	California Statewide Communities Development Authority Health Facility Revenue, Community Hospital of Monterey Peninsula, Series B, FSA-Insured, 5.250% due 6/1/23

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	$1,276,836	—	$1,276,836
—	—	—	—	—	$4,378,048	4,378,048

—	—	—	—	—	3,070,560	3,070,560
—	—	—	—	—	8,159,886	8,159,886
—	—	—	—	—	4,452,360	4,452,360

—	—	—	—	—	5,301,550	5,301,550
—	—	—	—	—	2,395,470	2,395,470
—	—	—	—	—	5,187,536	5,187,536
—	—	—	—	—	3,929,518	3,929,518
$572,150	—	—	—	—	—	572,150

1,064,280	—	—	—	—	—	1,064,280
—	—	—	—	—	19,181,540	19,181,540
—	—	—	—	—	1,956,882	1,956,882

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
$1,000,000	—	—	—	—	—	$1,000,000	Calleguas Las Virgines, CA, Public Financing Authority Revenue, Refunding Bonds, Calleguas Municipal Water District, Series B, MBIA-Insured, 5.250% due 7/1/17
—	—	—	—	—	$16,260,000	16,260,000	Castaic Lake Water Agency, COP, Revenue, Series A, MBIA-Insured, 5.250% due 8/1/23 (d)
—	—	—	—	—	3,655,000	3,655,000	Cucamonga County, CA, Water District, COP, FGIC-Insured, 5.125% due 9/1/31
450,000	—	—	—	—	—	450,000	El Segundo, CA, GO, USD, Refunding Bonds, FGIC-Insured, 5.250% due 9/1/22
							Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue:
—	—	—	—	—	8,000,000	8,000,000	Enhanced Asset Backed, Series B, Call 6/1/07 @ 100, 5.625% due 6/1/20 (c)
—	—	—	—	—	24,000,000	24,000,000	Series 2003-A-1, 6.750% due 6/1/39 (d)
1,250,000	—	—	—	—	—	1,250,000	Huntington Beach, CA, Union High School District, GO, Election 2004, FSA-Insured, 5.000% due 8/1/29
—	—	—	—	—	3,000,000	3,000,000	Inglewood, CA, Public Financing Authority Revenue, Refunding, Series A, AMBAC-Insured, 5.250% due 8/1/21
							Los Angeles, CA, Water & Power Revenue, Power Systems, Series B, FSA-Insured:
—	—	—	—	—	1,500,000	1,500,000	5.000% due 7/1/23
—	—	—	—	—	3,920,000	3,920,000	5.000% due 7/1/25
—	—	—	—	—	7,850,000	7,850,000	5.000% due 7/1/26
—	—	—	—	—	9,925,000	9,925,000	Los Angeles County, CA, COP, Antelope Valley Courthouse, Series A, AMBAC-Insured, 5.250% due 11/1/33
—	—	—	—	—	3,500,000	3,500,000	Metropolitan Water District of Southern California, Waterworks Revenue Authorization, Series B-2, FGIC-Insured, 5.000% due 10/1/24
							Modesto, CA, Irrigation District, COP, Capital Improvements, Series A, FSA-Insured:
—	—	—	—	—	1,535,000	1,535,000	5.000% due 7/1/20

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
$1,097,970	—	—	—	—	—	$1,097,970
—	—	—	—	—	$17,366,493	17,366,493
—	—	—	—	—	3,834,826	3,834,826
489,834	—	—	—	—	—	489,834

—	—	—	—	—	8,217,600	8,217,600
—	—	—	—	—	27,020,400	27,020,400
1,313,863	—	—	—	—	—	1,313,863
—	—	—	—	—	3,196,590	3,196,590

—	—	—	—	—	1,589,490	1,589,490
—	—	—	—	—	4,143,675	4,143,675
—	—	—	—	—	8,287,794	8,287,794
—	—	—	—	—	10,460,156	10,460,156
—	—	—	—	—	3,722,040	3,722,040

—	—	—	—	—	1,618,090	1,618,090

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	—	$2,210,000	$2,210,000	5.000% due 7/1/21
—	—	—	—	—	1,680,000	1,680,000	5.000% due 7/1/22
—	—	—	—	—	5,000,000	5,000,000	Monterey County, CA, COP, Master Plan Financing, MBIA-Insured, 5.000% due 8/1/26
$370,000	—	—	—	—	—	370,000	Moorpark, CA, GO, USD, Refunding Bonds, FSA-Insured, 5.000% due 8/1/23
—	—	—	—	—	10,785,000	10,785,000	Novato, CA, USD, FGIC-Insured, 5.000% due 8/1/26
							Orange County, CA:
—	—	—	—	—	1,000,000	1,000,000	Recovery, COP, Series A, MBIA-Insured, 6.000% due 7/1/08 (e)
—	—	—	—	—	1,000,000	1,000,000	Refunding, Recovery, Series A, MBIA-Insured, 6.000% due 6/1/09 (e)
—	—	—	—	—	3,000,000	3,000,000	Pomona, CA, Public Financing Authority Revenue, Merged Redevelopment Project, Series AD, MBIA-Insured, 5.000% due 2/1/27
							Rancho Cucamonga, CA, RDA, Tax Allocation, MBIA-Insured:
—	—	—	—	—	1,000,000	1,000,000	Rancho Development Project, 5.250% due 9/1/26
—	—	—	—	—	5,000,000	5,000,000	Rancho Redevelopment Projects, 5.125% due 9/1/30
—	—	—	—	—	2,025,000	2,025,000	Sacramento, CA, City Financing Authority Revenue, Capital Improvement, Call 6/1/10 @ 101, 5.600% due 6/1/25 (c)
							San Francisco, CA, City & County:
—	—	—	—	—	16,675,000	16,675,000	Airports Commission, International Airports Revenue, Refunding, Second Series 27B, FGIC-Insured, 5.125% due 5/1/26 (d)
							COP, San Bruno Jail No. 3, AMBAC-Insured:
—	—	—	—	—	3,000,000	3,000,000	5.250% due 10/1/20
—	—	—	—	—	5,000,000	5,000,000	5.250% due 10/1/26
							San Jose, CA:
—	—	—	—	—	5,000,000	5,000,000	RDA, Tax Allocation, Merged Area Redevelopment Project, MBIA-Insured, 5.000% due 8/1/24
							USD, GO, Santa Clara County, Series D, FSA-Insured, Call 8/1/10 @ 101:
—	—	—	—	—	4,580,000	4,580,000	5.000% due 8/1/21 (c)
—	—	—	—	—	3,000,000	3,000,000	5.125% due 8/1/25 (c)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	—	$2,326,091	$2,326,091
—	—	—	—	—	1,765,579	1,765,579
—	—	—	—	—	5,189,200	5,189,200
$396,070	—	—	—	—	—	396,070
—	—	—	—	—	11,320,799	11,320,799

—	—	—	—	—	1,059,500	1,059,500
—	—	—	—	—	1,080,450	1,080,450
—	—	—	—	—	3,108,090	3,108,090

—	—	—	—	—	1,028,560	1,028,560
—	—	—	—	—	5,202,450	5,202,450
—	—	—	—	—	2,215,451	2,215,451

—	—	—	—	—	17,692,675	17,692,675

—	—	—	—	—	3,176,220	3,176,220
—	—	—	—	—	5,268,300	5,268,300

—	—	—	—	—	5,211,300	5,211,300

—	—	—	—	—	4,913,287	4,913,287
—	—	—	—	—	3,233,520	3,233,520

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
							University of California Revenues, General Series A, AMBAC-Insured:
—	—	—	—	—	$4,000,000	$4,000,000	5.000% due 5/15/23
—	—	—	—	—	3,750,000	3,750,000	5.000% due 5/15/24
—	—	—	—	—	4,000,000	4,000,000	5.000% due 5/15/25
—	—	—	—	—	6,000,000	6,000,000	5.000% due 5/15/26
—	—	—	—	—	1,515,000	1,515,000	Victorville, CA, MFH Revenue, Refunding, Wimbledon Apartments, Series A, GNMA-Collateralized, 6.150% due 4/20/16

							Total California

Colorado — 3.1%
—	—	—	—	—	1,000,000	1,000,000	Aspen, CO, Sales Tax Revenue, Call 11/1/09 @ 100, 5.250% due 11/1/15 (c)
							Colorado Educational & Cultural Facilities Authority Revenue:
—	—	—	—	$1,000,000	—	1,000,000	Charter School, Bromley East Project, Series A, Call 9/15/11 @ 100, 7.250% due 9/15/30 (c)
							Refunding & Improvement, University of Denver Project, AMBAC-Insured, Call 3/1/11 @ 100:
—	—	—	—	—	2,815,000	2,815,000	5.250% due 3/1/18 (c)
—	—	—	—	—	5,810,000	5,810,000	5.300% due 3/1/19 (c)
—	—	—	—	—	3,245,000	3,245,000	5.500% due 3/1/21 (c)
—	—	—	—	3,000,000	—	3,000,000	Refunding, University of Denver Project, Series B, FGIC-Insured, 5.250% due 3/1/23
							Colorado Health Facilities Authority Revenue:
—	—	—	—	1,000,000	—	1,000,000	Parkview Medical Center Project, 6.500% due 9/1/20
$ 500,000	—	—	—	—	—	500,000	Poudre Valley Health Care, Series F, 5.000% due 3/1/25
—	—	—	—	—	12,500,000	12,500,000	Series B, Remarketed 7/8/98, 5.350% due 8/1/15 (e)
—	—	—	—	2,180,000	—	2,180,000	Colorado Water Resource & Power Development Authority, Series A, FGIC-Insured, 5.375% due 11/1/20

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	—	$4,224,800	$4,224,800
—	—	—	—	—	3,953,588	3,953,588
—	—	—	—	—	4,212,040	4,212,040
—	—	—	—	—	6,310,440	6,310,440
—	—	—	—	—	1,548,163	1,548,163

$4,934,167	—	—	—	$7,548,546	245,719,847	258,202,560

—	—	—	—	—	1,057,480	1,057,480

—	—	—	—	1,177,240	—	1,177,240

—	—	—	—	—	3,026,913	3,026,913
—	—	—	—	—	6,260,565	6,260,565
—	—	—	—	—	3,526,082	3,526,082
—	—	—	—	3,296,070	—	3,296,070

—	—	—	—	1,104,070	—	1,104,070
507,965	—	—	—	—	—	507,965
—	—	—	—	—	12,870,000	12,870,000
—	—	—	—	2,368,243	—	2,368,243

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
							Denver, CO, City & County:
—	—	—	—	—	$25,000,000	$25,000,000	Airport Revenue, Series A, 14.000% due 11/15/08 (a)(d)
							COP, Series B, AMBAC-Insured, Call 12/1/10 @ 101:
—	—	—	—	—	6,655,000	6,655,000	5.750% due 12/1/17 (c)
—	—	—	—	—	7,420,000	7,420,000	5.500% due 12/1/21 (c)
—	—	—	—	—	4,000,000	4,000,000	5.500% due 12/1/25 (c)
—	—	—	—	$7,000,000	—	7,000,000	E-470 Public Highway Authority Colorado Revenue, Capital Appreciation, Series A, zero coupon bond to yield 5.460% due 9/1/34 (m)
—	—	—	—	—	2,000,000	2,000,000	Golden, CO, Sales & Use Tax Revenue, Improvement, Series B, AMBAC-Insured, 5.100% due 12/1/20
							Highlands Ranch Metropolitan, District No. 2, FSA-Insured:
—	—	—	—	—	475,000	475,000	6.500% due 6/15/10
—	—	—	—	—	525,000	525,000	6.500% due 6/15/10 (e)
—	—	—	—	10,000,000	—	10,000,000	Northwest Parkway Public Highway Authority Revenue, Capital Appreciation, Senior Bonds, Series B, AMBAC-Insured, zero coupon bond to yield 6.300% due 6/15/31 (m)
$ 500,000	—	—	—	—	—	500,000	Pueblo County, CO, School District No. 60, GO, FGIC-Insured, 5.250% due 12/15/20
							Summit County, CO:
1,680,000	—	—	—	—	—	1,680,000	School District No. RE1 Summit, GO, Series B, FSA-Insured, 5.250% due 12/1/16
—	—	—	—	2,500,000	—	2,500,000	Sports Facilities Revenue, Refunding Bonds, Keystone Resorts Management Inc. Project, 7.750% due 9/1/06
—	—	—	—	1,000,000	—	1,000,000	University of Colorado Hospital Authority Revenue, Series A, 5.600% due 11/15/21

							Total Colorado

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	—	$29,178,750	$29,178,750

—	—	—	—	—	7,354,241	7,354,241
—	—	—	—	—	8,119,261	8,119,261
—	—	—	—	—	4,376,960	4,376,960
—	—	—	—	$1,873,340	—	1,873,340
—	—	—	—	—	2,116,000	2,116,000

—	—	—	—	—	529,193	529,193
—	—	—	—	—	586,666	586,666
—	—	—	—	2,334,300	—	2,334,300
$ 537,085	—	—	—	—	—	537,085

1,864,985	—	—	—	—	—	1,864,985
—	—	—	—	2,552,500	—	2,552,500
—	—	—	—	1,048,540	—	1,048,540

2,910,035	—	—	—	15,754,303	79,002,111	97,666,449

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
Connecticut — 2.3%
							Connecticut State:
							Airport Revenue, Bradley International Airport, FGIC-Insured:
—	—	—	—	—	$2,550,000	$2,550,000	5.000% due 10/1/08
—	—	—	—	—	4,715,000	4,715,000	5.000% due 10/1/09
—	—	—	—	—	1,435,000	1,435,000	5.000% due 10/1/10
—	—	—	—	—	15,000,000	15,000,000	HEFA Revenue, Yale University, Series W, 5.125% due 7/1/27
—	—	—	—	$2,010,000	—	2,010,000	Connecticut State Development Authority, Airport Facilities Revenue, Signature Flight Co. Project, Guaranty Agreement, Series A, 6.625% due 12/1/14 (a)
							Mashantucket Western Pequot Tribe Connecticut Special Revenue:
—	—	—	—	—	4,000,000	4,000,000	Series A, 5.500% due 9/1/28
							Series B:
—	—	—	—	—	1,000,000	1,000,000	5.550% due 9/1/08 (f)
—	—	—	—	—	2,000,000	2,000,000	5.700% due 9/1/12 (f)
—	—	—	—	—	6,500,000	6,500,000	5.750% due 9/1/18 (f)
							South Central Connecticut Regional Water Authority, Water System Revenue, 16th Series, AMBAC-Insured:
—	—	—	—	—	2,715,000	2,715,000	5.375% due 8/1/25
—	—	—	—	—	7,920,000	7,920,000	5.375% due 8/1/30
							University of Connecticut, GO, Series A:
—	—	—	—	—	3,905,000	3,905,000	5.000% due 4/1/20
—	—	—	—	—	4,500,000	4,500,000	5.000% due 4/1/21
							Waterbury, CT, GO, Series A, FSA-Insured:
—	—	—	—	—	3,435,000	3,435,000	5.000% due 4/1/18
—	—	—	—	—	1,925,000	1,925,000	5.000% due 4/1/19
—	—	—	—	—	2,500,000	2,500,000	5.000% due 4/1/20
—	—	—	—	—	2,000,000	2,000,000	5.000% due 4/1/21
—	—	—	—	—	1,225,000	1,225,000	5.125% due 4/1/22

							Total Connecticut

Delaware — 0.0%
—	—	—	—	—	250,000	250,000	Delaware State EDA Revenue, Osteopathic Hospital Association, Series A, 6.750% due 1/1/13 (e)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	—	$2,637,057	$2,637,057
—	—	—	—	—	4,936,228	4,936,228
—	—	—	—	—	1,517,814	1,517,814
—	—	—	—	—	15,696,300	15,696,300
—	—	—	—	$2,024,653	—	2,024,653

—	—	—	—	—	4,136,000	4,136,000

—	—	—	—	—	1,043,210	1,043,210
—	—	—	—	—	2,092,800	2,092,800
—	—	—	—	—	6,773,390	6,773,390

—	—	—	—	—	2,918,082	2,918,082
—	—	—	—	—	8,519,148	8,519,148

—	—	—	—	—	4,141,838	4,141,838
—	—	—	—	—	4,750,470	4,750,470

—	—	—	—	—	3,656,729	3,656,729
—	—	—	—	—	2,037,478	2,037,478
—	—	—	—	—	2,640,525	2,640,525
—	—	—	—	—	2,110,220	2,110,220
—	—	—	—	—	1,302,065	1,302,065

—	—	—	—	2,024,653	70,909,354	72,934,007

—	—	—	—	—	284,365	284,365

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
District of Columbia — 0.6%
							District of Columbia:
—	—	—	—	—	$385,000	$385,000	Series A, MBIA-Insured, Call 6/1/08 @ 101, 5.000% due 6/1/15 (c)
—	—	—	—	—	740,000	740,000	Unrefunded Balance, Series A, MBIA-Insured, 5.000% due 6/1/15
							Revenue:
—	—	—	—	—	3,000,000	3,000,000	American Association for the Advancement of Science, AMBAC-Insured, 5.250% due 1/1/16 (g)
							Georgetown University:
—	—	—	—	—	3,900,000	3,900,000	Series D, Converted 5/1/98, MBIA-Insured, 5.350% due 4/1/16
							Series E, Converted 5/1/98, MBIA-Insured:
—	—	—	—	—	3,700,000	3,700,000	5.350% due 4/1/17
—	—	—	—	—	5,300,000	5,300,000	5.350% due 4/1/18

							Total District of Columbia

Florida — 10.6%
—	—	—	$860,000	—	—	860,000	Bradford County, FL, Health Facilities, Refunding, Santa Fe Healthcare Project, 6.050% due 11/15/16 (e)
—	—	—	2,650,000	—	—	2,650,000	Bonita Springs, FL, Vasari Capital Improvement, Series A, 6.950% due 5/1/32
—	—	—	2,000,000	$2,265,000	—	4,265,000	Bonnet Creek Resort Community Development District, 7.375% due 5/1/34
—	—	—	2,000,000	—	—	2,000,000	Broward County, FL, Waste & Sewer Utilities, Series A, 5.000% due 10/1/30
—	—	—	385,000	—	—	385,000	Cape Coral, FL, Health Facilities Authority Revenue, Cape Coral Medical Center, Refunding, Series A, 8.125% due 11/1/08 (e)
—	—	—	3,000,000	3,000,000	—	6,000,000	Capital Projects Finance Authority of Florida, Student Housing Revenue, Capital Projects Loan Program, Florida University, Series A, Call 8/15/10 @ 103, 7.850% due 8/15/31 (c)(d)
							Capital Region Community Development District, Capital Improvement:
—	—	—	980,000	—	—	980,000	Series A, 6.700% due 5/1/32
—	—	—	945,000	—	—	945,000	Series A-02, 6.850% due 5/1/31

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	—	$401,582	$401,582
—	—	—	—	—	769,259	769,259

—	—	—	—	—	3,144,510	3,144,510

—	—	—	—	—	4,082,325	4,082,325

—	—	—	—	—	3,872,975	3,872,975
—	—	—	—	—	5,547,775	5,547,775

—	—	—	—	—	17,818,426	17,818,426

—	—	—	$988,811	—	—	988,811
—	—	—	2,865,154	—	—	2,865,154
—	—	—	2,192,480	$2,482,984	—	4,675,464
—	—	—	2,118,560	—	—	2,118,560
—	—	—	412,566	—	—	412,566
—	—	—	3,593,880	3,593,880	—	7,187,760

—	—	—	1,058,488	—	—	1,058,488
—	—	—	1,012,653	—	—	1,012,653

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	$2,000,000	$2,000,000	—	$4,000,000	Capital Travel Agency Revenue, Seminole Tribe Convention, Series A, Call 10/1/12 @ 102, 8.950% due 10/1/33 (c)
—	—	—	1,940,000	1,895,000	—	3,835,000	Century Parc Community Development District, Special Assessment, 7.000% due 11/1/31
—	—	—	—	—	$2,000,000	2,000,000	Clay County, FL, School Board, COP, Master Lease Program, MBIA-Insured, Call 7/1/10 @ 101, 5.750% due 7/1/22 (c)
—	—	—	335,000	—	—	335,000	Clearwater MFH Revenue, Refunding, Rent Housing Drew Gardens Project, Series A, 6.500% due 10/1/25
							Collier County, FL:
—	—	—	120,000	—	—	120,000	County Water-Sewer, Refunding, Water Revenue, AMBAC-Insured, 8.875% due 5/1/12 (e)
—	—	—	1,125,000	—	—	1,125,000	Health Facilities Authority, Moorings Inc. Project, 11.000% due 12/1/10 (e)
							Dade County, FL:
—	—	—	2,800,000	—	—	2,800,000	IDR, Miami Cerebral Palsy Services Project, 8.000% due 6/1/22
—	—	—	45,000	—	—	45,000	Special Obligation, Miami Beach Convention Center Project, FGIC-Insured, 8.625% due 12/1/07 (e)
—	—	—	630,000	—	—	630,000	Dunedin, FL, Health Facilities Authority Revenue, Mease Hospital Inc., 7.600% due 10/1/08 (e)
							Escambia County, FL:
—	—	—	215,000	—	—	215,000	Capital Improvement Revenue, Refunding, Series 80-01, MBIA-Insured, 11.000% due 1/1/07 (e)
—	—	—	230,000	—	—	230,000	Health Facilities Revenue, Florida Health Care Facility Loan, VHA Program, AMBAC- Insured, 5.950% due 7/1/20
							Utilities Systems Revenue:
—	—	—	350,000	—	—	350,000	MBIA-Insured, 9.750% due 6/1/12 (e)
—	—	—	3,000,000	—	—	3,000,000	Series B, FGIC-Insured, 6.250% due 1/1/15 (d)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	$2,529,000	$2,529,000	—	$5,058,000
—	—	—	2,055,876	2,008,188	—	4,064,064
—	—	—	—	—	$2,194,680	2,194,680
—	—	—	335,084	—	—	335,084

—	—	—	139,213	—	—	139,213
—	—	—	1,345,410	—	—	1,345,410

—	—	—	2,846,368	—	—	2,846,368
—	—	—	47,714	—	—	47,714
—	—	—	668,915	—	—	668,915

—	—	—	228,076	—	—	228,076
—	—	—	247,243	—	—	247,243

—	—	—	417,445	—	—	417,445
—	—	—	3,509,460	—	—	3,509,460

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	$1,000,000	—	—	$1,000,000	Florida HFA, Vineyards Project, Series H, 6.500% due 11/1/25
							Florida Housing Finance Corporate Revenue, Augustine Club Apartment:
—	—	—	1,500,000	—	—	1,500,000	Series D-01, MBIA-Insured, 5.750% due 10/1/30
—	—	—	965,000	—	—	965,000	Series D-02, 8.250% due 10/1/30
							Florida Municipal Loan Council Revenue, Series C, MBIA-Insured:
—	—	—	1,625,000	—	—	1,625,000	5.250% due 11/1/18
—	—	—	1,805,000	—	—	1,805,000	5.250% due 11/1/20 (d)
—	—	—	1,050,000	—	—	1,050,000	Florida State, Broward County Expressway Authority, 10.000% due 7/1/14 (e)
							Florida State Board of Education:
							Capital Outlay, Public Education:
							GO, Series A, Call 6/1/10 @101:
—	—	—	—	—	$4,010,000	4,010,000	5.125% due 6/1/21 (c)
—	—	—	—	—	15,965,000	15,965,000	5.250% due 6/1/24 (c)(d)
—	—	—	3,000,000	—	—	3,000,000	GO, Series B, FGIC-Insured, 5.000% due 6/1/19 (d)
—	—	—	2,000,000	—	—	2,000,000	Series J, 5.000% due 6/1/33
—	—	—	3,220,000	—	—	3,220,000	GO, Series D, 5.250% due 6/1/19 (d)
							Lottery Revenue, FGIC-Insured:
—	—	—	4,000,000	—	—	4,000,000	Series B, 5.250% due 7/1/15 (d)
—	—	—	5,000,000	—	—	5,000,000	Series C, 5.000% due 7/1/16 (d)
—	—	—	1,000,000	—	—	1,000,000	Florida State Department of Management Services, Facilities Management, Refunding, Florida Facilities Pool, Series A, AMBAC-Insured, 5.000% due 9/1/21
—	—	—	215,000	—	—	215,000	Fort Myers, FL, Improvement Revenue, Refunding, AMBAC-Insured, 10.375% due 10/1/13 (e)
—	—	—	2,025,000	—	—	2,025,000	Gainesville, FL, Utilities Systems Revenue, 8.125% due 10/1/14 (e)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	$1,018,430	—	—	$1,018,430

—	—	—	1,586,955	—	—	1,586,955
—	—	—	924,701	—	—	924,701

—	—	—	1,770,064	—	—	1,770,064
—	—	—	1,971,710	—	—	1,971,710
—	—	—	1,400,973	—	—	1,400,973

—	—	—	—	—	$4,296,073	4,296,073
—	—	—	—	—	17,181,852	17,181,852
—	—	—	3,197,850	—	—	3,197,850
—	—	—	2,094,780	—	—	2,094,780
—	—	—	3,495,149	—	—	3,495,149

—	—	—	4,352,280	—	—	4,352,280
—	—	—	5,274,750	—	—	5,274,750
—	—	—	1,075,250	—	—	1,075,250
—	—	—	271,928	—	—	271,928
—	—	—	2,355,338	—	—	2,355,338

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
							Highlands County, FL:
							Health Facilities Authority Revenue, Adventist Health Systems, Series D:
—	—	—	—	$1,750,000	—	$1,750,000	6.000% due 11/15/25
—	—	—	—	2,750,000	—	2,750,000	5.875% due 11/15/29
—	—	—	$3,000,000	—	—	3,000,000	Health Facilities Revenue, Hospital-Adventist, Sunbelt-Inc., Project, Series A, 6.000% due 11/15/31 (d)
							Hillsborough County, FL:
—	—	—	4,000,000	2,000,000	—	6,000,000	IDA Revenue, National Gypsum Convention, Series A, 7.125% due 4/1/30 (a)(d)
—	—	—	1,025,000	1,060,000	—	2,085,000	Utilities, Refunding Bonds, MBIA-Insured, 9.875% due 12/1/11 (e)
—	—	—	1,000,000	1,500,000	—	2,500,000	Hollywood, FL, GO, FGIC-Insured, 5.000% due 6/1/26
—	—	—	1,680,000	—	—	1,680,000	Homestead, FL, IDR, Community Rehabilitation Providers Program, Series A, 7.950% due 11/1/18
—	—	—	255,000	—	—	255,000	Key West, FL, Utilities, Board of Electric Revenue, Refunding, AMBAC-Insured, 9.750% due 10/1/13 (e)
—	—	—	—	—	$5,100,000	5,100,000	Lakeland, FL, Electric & Water Revenue, Refunding, Series A, MBIA-Insured, 5.000% due 10/1/18
							Lee County, FL:
$2,000,000	—	—	—	—	—	2,000,000	AMBAC-Insured, 5.250% due 10/1/24
—	—	—	60,000	—	—	60,000	Capital Bonds, MBIA-Insured, 7.400% due 10/1/09 (e)
—	—	—	1,460,000	—	—	1,460,000	HFA, Brittany Phase II Project, Series A, 6.100% due 12/1/20 (a)(h)(p)
—	—	—	1,895,000	—	—	1,895,000	Justice Center, Improvement Revenue Bonds, Series A, MBIA-Insured, 11.125% due 1/1/11 (e)(g)
							Southwest Florida Regional Airport Revenue, MBIA-Insured:
—	—	—	1,515,000	—	—	1,515,000	8.625% due 10/1/09 (e)
—	—	—	900,000	—	—	900,000	9.625% due 10/1/09 (e)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	$1,912,943	—	$1,912,943
—	—	—	—	2,980,532	—	2,980,532
—	—	—	$3,261,270	—	—	3,261,270

—	—	—	4,389,040	2,194,520	—	6,583,560
—	—	—	1,203,975	1,245,087	—	2,449,062
—	—	—	1,062,280	1,593,420	—	2,655,700
—	—	—	1,684,670	—	—	1,684,670
—	—	—	314,805	—	—	314,805
—	—	—	—	—	$5,400,084	5,400,084

$2,156,280	—	—	—	—	—	2,156,280
—	—	—	64,442	—	—	64,442
—	—	—	1,541,030	—	—	1,541,030
—	—	—	2,280,367	—	—	2,280,367

—	—	—	1,664,788	—	—	1,664,788
—	—	—	1,008,018	—	—	1,008,018

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	—	$4,095,000	$4,095,000	Transportation Facilities Revenue, Refunding, Series A, AMBAC-Insured, 5.500% due 10/1/17
—	—	—	$50,000	—	—	50,000	Leon County, FL, HFA, GNMA/FNMA Collateralized, Multi-County Program, Series B, 7.300% due 1/1/28 (a)
							Martin County, FL, IDA Revenue, Indiantown Cogeneration Project:
—	—	—	1,500,000	—	13,500,000	15,000,000	Series A, 7.875% due 12/15/25 (a)
—	—	—	—	—	6,010,000	6,010,000	Series B, 8.050% due 12/15/25 (a)
—	—	—	30,000	—	—	30,000	Martin Memorial Hospital Association Inc., Stuart Revenue, 8.000% due 10/1/08 (e)
—	—	—	2,535,000	—	—	2,535,000	Mediterra North Community Development District, Series A, 6.800% due 5/1/31
							Miami Beach, FL:
—	—	—	1,000,000	—	—	1,000,000	Health Facilities Hospital, Mt. Sinai Medical Center, Series A, 6.800% due 11/15/31
—	—	—	1,000,000	—	—	1,000,000	Redevelopment Agency Tax Increment Revenue, City Center-Historic Convention Village, Series B, Call 12/1/06 @ 102, 6.350% due 12/1/22 (c)
							Miami-Dade County, FL:
							Aviation Revenue, Miami International Airport:
$ 250,000	—	—	—	—	—	250,000	Series A, FGIC-Insured, 5.550% due 10/1/13 (a)
300,000	—	—	—	—	—	300,000	Series B, MBIA-Insured, 5.250% due 10/1/17 (a)
—	—	—	5,000,000	2,000,000	—	7,000,000	Expressway Authority, Series B, FGIC-Insured, 5.000% due 7/1/29 (d)
—	—	—	340,000	—	—	340,000	HFA, Home Ownership Mortgage, Series A-01, GNMA/FNMA Collateralized, 6.375% due 4/1/33 (a)
—	—	—	2,250,000	—	—	2,250,000	Stormwater, MBIA-Insured, 5.000% due 4/1/28

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	—	$4,443,976	$4,443,976
—	—	—	$50,311	—	—	50,311

—	—	—	1,549,305	—	13,943,745	15,493,050
—	—	—	—	—	6,229,606	6,229,606
—	—	—	32,023	—	—	32,023
—	—	—	2,724,922	—	—	2,724,922

—	—	—	1,097,330	—	—	1,097,330
—	—	—	1,041,320	—	—	1,041,320

$269,445	—	—	—	—	—	269,445
320,253	—	—	—	—	—	320,253
—	—	—	5,278,350	$2,111,340	—	7,389,690
—	—	—	349,170	—	—	349,170
—	—	—	2,388,105	—	—	2,388,105

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	$995,000	—	—	$995,000	North Springs Improvement District, Refunding, Water & Sewer, Series A, MBIA-Insured, 7.000% due 10/1/09
—	—	—	1,000,000	—	—	1,000,000	Oceanside Housing Development Corp. Inc., MFH, Mortgage Revenue, Refunding, Series A, 6.875% due 2/1/20
							Orange County, FL:
							Health Facilities Authority Revenue:
—	—	—	2,000,000	$2,000,000	—	4,000,000	First Mortgage, GF Orlando Inc. Project, 9.000% due 7/1/31
							Orlando Regional Healthcare Systems:
—	—	—	2,000,000	—	—	2,000,000	Call 12/1/12 @ 100, 5.750% due 12/1/32 (c)
—	—	—	1,000,000	—	—	1,000,000	Refunding, Series 99-E, 6.000% due 10/1/26
—	—	—	3,000,000	—	—	3,000,000	Southern Adventist Hospital, Adventist Health Systems:
—	—	—	2,570,000	—	—	2,570,000	8.750% due 10/1/09 (e)
							Call 11/15/10 @ 101, 6.500% due 11/15/30 (c)(d)
—	—	—	2,065,000	—	—	2,065,000	Housing Finance Mortgage Revenue, Maitland Oaks, Series A, MBIA-Insured, 6.200% due 7/1/20
							School Board, COP:
—	—	—	—	—	$25,250,000	25,250,000	AMBAC-Insured, 5.500% due 8/1/25 (d)
—	—	—	—	—	18,500,000	18,500,000	Series A, MBIA-Insured, Call 8/1/09 @ 101, 5.250% due 8/1/23 (c)(d)
							Tourist Development Tax Revenue, AMBAC-Insured:
—	—	—	1,545,000	2,000,000	—	3,545,000	Refunding, 5.000% due 10/1/21 (d)
—	—	—	—	—	4,500,000	4,500,000	Senior Lien, 5.125% due 10/1/25
							Orlando, FL:
—	—	—	985,000	—	—	985,000	Urban Community Development, Capital Improvement, Series A, 6.950% due 5/1/33
							Utilities Commission Water & Electricity Revenue:
—	—	—	—	—	2,740,000	2,740,000	Refunding, 5.000% due 10/1/23

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	$1,112,539	—	—	$1,112,539
—	—	—	1,007,380	—	—	1,007,380

—	—	—	2,151,880	$2,151,880	—	4,303,760

—	—	—	2,241,340	—	—	2,241,340
—	—	—	1,063,680	—	—	1,063,680
—	—	—	3,402,450	—	—	3,402,450
—	—	—	2,830,727	—	—	2,830,727

—	—	—	2,116,212	—	—	2,116,212

—	—	—	—	—	$27,051,335	27,051,335
—	—	—	—	—	19,684,000	19,684,000

—	—	—	1,657,971	2,146,240	—	3,804,211
—	—	—	—	—	4,798,125	4,798,125

—	—	—	1,062,667	—	—	1,062,667

—	—	—	—	—	2,885,686	2,885,686

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
							Refunding Bonds, Series C:
$ 630,000	—	—	—	—	—	$630,000	5.250% due 10/1/21
400,000	—	—	—	—	—	400,000	5.250% due 10/1/23
—	—	—	$240,000	—	—	240,000	Osceola County, FL, IDA, Community Provider Pooled Loan Program, Series A, FSA-Insured, 7.750% due 7/1/10
							Palm Beach County, FL:
—	—	—	2,585,000	—	—	2,585,000	Health Facilities Authority Revenue, John F. Kennedy Memorial Hospital Inc. Project, 9.500% due 8/1/13 (e)(g)
—	—	—	—	—	$2,070,000	2,070,000	Public Improvement Revenue, Convention Center Project, FGIC-Insured, Call 11/1/11 @ 100, 5.125% due 11/1/20 (c)
—	—	—	2,100,000	—	—	2,100,000	Palm Coast, FL, Utilities Systems Revenue, MBIA-Insured, 5.000% due 10/1/27
—	—	—	2,440,000	—	—	2,440,000	Panther Trace, FL, Community Development, Special Assessment, Series A, 7.250% due 5/1/33
—	—	—	500,000	—	—	500,000	Pasco County, FL, HFA, Housing Pasco Woods Apartments Project, Series A, 5.700% due 8/1/19 (a)
—	—	—	2,000,000	$2,000,000	—	4,000,000	Pinellas County, FL, Health Facilities Authority Revenue, Baycare Health System, Call 5/15/13 @ 100, 5.500% due 11/15/33 (c)
							Polk County, FL:
—	—	—	2,025,000	—	—	2,025,000	Utilities Systems Revenue, FGIC-Insured, 5.000% due 10/1/24
—	—	—	1,000,000	—	—	1,000,000	Transportation Improvement Revenue, FSA-Insured, Call 12/1/10 @ 101, 5.250% due 12/1/22 (c)
—	—	—	2,500,000	—	—	2,500,000	Port Palm Beach District, Capital Appreciation, Series A, MBIA-Insured, Call 9/1/06 @ 42.63, zero coupon bond to yield 6.099% due 9/1/21 (c)(m)
—	—	—	2,320,000	—	—	2,320,000	Port St. Lucie, FL, South Lennard Special Assessment, Series A, 7.125% due 9/1/21

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

$676,261	—	—	—	—	—	$676,261
428,176	—	—	—	—	—	428,176
—	—	—	$240,552	—	—	240,552

—	—	—	3,147,418	—	—	3,147,418
—	—	—	—	—	$2,232,474	2,232,474
—	—	—	2,213,589	—	—	2,213,589
—	—	—	2,692,589	—	—	2,692,589
—	—	—	521,455	—	—	521,455
—	—	—	2,117,920	$2,117,920	—	4,235,840

—	—	—	2,145,325	—	—	2,145,325
—	—	—	1,083,400	—	—	1,083,400
—	—	—	1,047,950	—	—	1,047,950
—	—	—	2,416,976	—	—	2,416,976

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	$970,000	—	—	$970,000	Renaissance Community Development District, Florida Capital Improvement Revenue, Series A, 7.000% due 5/1/33
—	—	—	2,455,000	$3,500,000	—	5,955,000	Reunion East Community Development District, Special Assessment, Series A, 7.375% due 5/1/33 (d)
—	—	—	1,475,000	—	—	1,475,000	Rivercrest Community Development District, 7.000% due 5/1/32 (d)
							Sanford, FL, Airport Authority IDR:
—	—	—	645,000	—	—	645,000	Central Florida Terminals Inc. Project, Series C, 7.500% due 5/1/21 (a)
							Jett Aire Group Inc. Project, Central Florida Terminals Inc. Project, Series A:
—	—	—	1,000,000	—	—	1,000,000	7.500% due 5/1/15 (a)
—	—	—	2,000,000	—	—	2,000,000	7.750% due 5/1/21 (a)
—	—	—	1,085,000	—	—	1,085,000	Santa Rosa, FL, Bay Bridge Authority Revenue, 6.250% due 7/1/28
							Sarasota County, FL, Public Hospital, Refunding, Sarasota Memorial Hospital, Series B, MBIA-Insured:
—	—	—	5,000,000	—	—	5,000,000	5.250% due 7/1/24 (d)
—	—	—	3,485,000	—	—	3,485,000	5.500% due 7/1/28 (d)
—	—	—	2,000,000	—	—	2,000,000	South Lake County, FL, Hospital District, South Lake Hospital Inc., 6.000% due 10/1/22
—	—	—	—	—	$2,000,000	2,000,000	St. Lucie West, FL, Services District, Special Assessment Revenue, Port St. Lucie, Refunding, Senior Lien, Water Management Benefit, Series A, MBIA-Insured, 5.250% due 5/1/25
—	—	—	1,000,000	—	—	1,000,000	Sumter Landing Community Development District, 6.875% due 5/1/23
							Sunrise, FL, Utilities Systems Revenue, Refunding, AMBAC-Insured:
—	—	—	3,000,000	—	—	3,000,000	5.200% due 10/1/22 (d)
—	—	—	2,000,000	—	—	2,000,000	5.000% due 10/1/28
—	—	—	40,000	—	—	40,000	Tallahassee, FL, Capital Bonds Revenue, Series 1981, AMBAC-Insured, 9.250% due 11/15/07 (e)
—	—	—	230,000	—	—	230,000	Tamarac, FL, Water & Sewer Utilities Revenue, AMBAC-Insured, 9.250% due 10/1/10 (e)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	$1,042,973	—	—	$1,042,973
—	—	—	2,702,022	$3,852,170	—	6,554,192
—	—	—	1,591,820	—	—	1,591,820

—	—	—	634,041	—	—	634,041

—	—	—	995,930	—	—	995,930
—	—	—	2,002,020	—	—	2,002,020
—	—	—	1,100,299	—	—	1,100,299

—	—	—	5,597,850	—	—	5,597,850
—	—	—	4,031,762	—	—	4,031,762
—	—	—	2,119,180	—	—	2,119,180
—	—	—	—	—	$2,123,500	2,123,500
—	—	—	1,088,410	—	—	1,088,410

—	—	—	3,355,200	—	—	3,355,200
—	—	—	2,161,140	—	—	2,161,140
—	—	—	42,604	—	—	42,604
—	—	—	261,381	—	—	261,381

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
							Tampa, FL:
—	—	—	$1,585,000	—	—	$1,585,000	Guaranteed Entitlement Revenue, MBIA-Insured, 9.750% due 10/1/08 (e)
—	—	—	—	$1,000,000	—	1,000,000	Sales Tax Revenue, Series A, AMBAC-Insured, 5.375% due 10/1/21
							Sports Authority Revenue, Guaranteed Parking Tampa Bay Arena Project, MBIA-Insured:
—	—	—	500,000	—	—	500,000	6.050% due 10/1/20
—	—	—	1,000,000	—	—	1,000,000	6.100% due 10/1/26
—	—	—	2,465,000	—	—	2,465,000	Water & Sewer Revenue, 6.900% due 10/1/16 (e)
—	—	—	1,000,000	—	—	1,000,000	University of Central Florida, Athletics Association Inc., Series A, FGIC-Insured, 5.250% due 10/1/34
—	—	—	2,790,000	—	—	2,790,000	University of the Virgin Islands, Refunding & Improvement, Bonds, Series A, ACA-Insured, 6.250% due 12/1/29 (d)
							Village Center Community Development District, MBIA-Insured:
—	—	—	1,000,000	—	—	1,000,000	5.250% due 10/1/23
—	—	—	—	—	$1,100,000	1,100,000	Florida Recreational Revenue, Series A, 5.200% due 11/1/25
							Virgin Islands:
—	—	—	170,000	—	—	170,000	HFA, Single-Family Mortgage Revenue, Series A, GNMA-Collateralized, 6.500% due 3/1/25 (a)
							Public Finance Authority Revenue:
—	—	—	2,000,000	—	—	2,000,000	Series A, Senior Lien, ACA/CBI-Insured, 5.500% due 10/1/18
—	—	—	1,000,000	—	—	1,000,000	Series E, Subordinated Lien, Fund Loan Notes, 5.750% due 10/1/13
—	—	—	2,875,000	—	—	2,875,000	Volusia County, FL, Educational Facilities Authority Revenue, Embry-Riddle Aeronautical University, Series A, Call 10/15/06 @ 102, 6.125% due 10/15/16 (c)
—	—	—	1,095,000	—	—	1,095,000	Waterchase Community Development District, Series A, 6.700% due 5/1/32

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	$1,734,687	—	—	$1,734,687
—	—	—	—	$1,094,490	—	1,094,490

—	—	—	599,155	—	—	599,155
—	—	—	1,229,670	—	—	1,229,670
—	—	—	2,888,857	—	—	2,888,857
—	—	—	1,071,960	—	—	1,071,960
—	—	—	3,056,250	—	—	3,056,250

—	—	—	1,089,760	—	—	1,089,760
—	—	—	—	—	$1,172,710	1,172,710

—	—	—	171,865	—	—	171,865

—	—	—	2,095,800	—	—	2,095,800
—	—	—	1,058,520	—	—	1,058,520
—	—	—	2,978,586	—	—	2,978,586
—	—	—	1,176,818	—	—	1,176,818

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	$2,815,000	—	—	$2,815,000	Westcoast Regional Water Supply Authority, Hillsborough County Project, AMBAC-Insured, call 10/1/10 @ 100, 10.400% due 10/1/13 (c)(d)
							West Orange Healthcare District, FL, Series A:
—	—	—	2,000,000	—	—	2,000,000	5.650% due 2/1/22
—	—	—	2,000,000	—	—	2,000,000	5.800% due 2/1/31
—	—	—	220,000	—	—	220,000	West Palm Beach, FL, IDR, 11.375% due 6/1/11 (e)

							Total Florida

Georgia — 2.4%
—	$500,000	—	—	—	—	500,000	Acworth Housing Authority Revenue, Wingate Falls Apartments Project, LIQ-Freddie Mac, 6.125% due 3/1/17 (a)
—	1,000,000	—	—	—	—	1,000,000	Albany-Dougherty Inner City Authority, COP, Public Purpose Project, AMBAC-Insured, 5.625% due 1/1/16
—	1,000,000	—	—	—	—	1,000,000	Association County Commissioners of Georgia Leasing Program, COP, Rockdale County Public Purpose Project, AMBAC-Insured, 5.625% due 7/1/20
—	1,000,000	—	—	$1,000,000	—	2,000,000	Atlanta Development Authority Student Housing Revenue, ADA/CAU Partners Inc., Series A, ACA-Insured, 6.250% due 7/1/24
							Atlanta GA:
—	1,000,000	—	—	—	—	1,000,000	Airport Passenger Facilities Charge Revenue, Series J, FSA-Insured, 5.000% due 1/1/34
—	1,000,000	—	—	—	—	1,000,000	Airport Revenue, Series A, FGIC-Insured, Call 1/1/10 @ 101, 5.500% due 1/1/26 (c)
							Water & Wastewater Revenue:
—	2,000,000	—	—	—	—	2,000,000	FSA-Insured, 5.000% due 11/1/34 (d)
							Series A:
—	1,000,000	—	—	—	—	1,000,000	FGIC-Insured, 5.500% due 11/1/19 (d)
—	1,000,000	—	—	—	—	1,000,000	MBIA-Insured, 5.500% due 11/1/27 (d)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	$3,286,203	—	—	$3,286,203

—	—	—	2,106,380	—	—	2,106,380
—	—	—	2,106,820	—	—	2,106,820
—	—	—	266,717	—	—	266,717

$3,850,415	—	—	184,306,775	$34,014,594	$113,637,846	335,809,630

—	$516,240	—	—	—	—	516,240
—	1,075,100	—	—	—	—	1,075,100
—	1,079,390	—	—	—	—	1,079,390
—	1,100,350	—	—	1,100,350	—	2,200,700

—	1,044,930	—	—	—	—	1,044,930
—	1,080,520	—	—	—	—	1,080,520

—	2,094,340	—	—	—	—	2,094,340

—	1,128,470	—	—	—	—	1,128,470
—	1,182,210	—	—	—	—	1,182,210

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	—	$2,000,000	$2,000,000	Augusta, GA, Water & Sewer Revenue, FSA-Insured, 5.250% due 10/1/26
—	—	—	—	$1,000,000	—	1,000,000	Bulloch County, GA, Development Authority, Student Housing Lease Revenue, Georgia Southern University Project, AMBAC-Insured, 5.000% due 8/1/22
—	$500,000	—	—	—	—	500,000	Cartersville, GA, Development Authority Revenue, Sewer Facilities, Anheuser Busch, 6.125% due 5/1/27 (a)
—	1,000,000	—	—	—	—	1,000,000	Chatham County Hospital Authority Revenue, Memorial Health Medical Center, Series A, 6.125% due 1/1/24
—	500,000	—	—	—	—	500,000	Clayton County, GA, Water & Sewer Revenue, Call 5/1/11 @ 101, 5.625% due 5/1/20 (c)
—	—	—	—	1,000,000	—	1,000,000	Clayton County & Clayton County, GA, Water Authority, Water & Sewage Revenue, 5.000% due 5/1/23
							Cobb County, GA, Kennestone Hospital Authority Revenue:
—	230,000	—	—	—	—	230,000	9.500% due 2/1/08 (e) †
—	250,000	—	—	—	—	250,000	Certificates Series 86A, MBIA-Insured, 7.750% due 2/1/07 (e)
—	1,000,000	—	—	—	—	1,000,000	Cobb-Marietta Counties, GA, Coliseum & Exhibit Hall Authority Revenue, MBIA-Insured, 5.625% due 10/1/26 (d)
							Columbia County, GA, Water & Sewer Revenue:
—	1,000,000	—	—	—	—	1,000,000	FGIC-Insured, 5.500% due 6/1/25
—	110,000	—	—	—	—	110,000	MBIA-Insured, 9.750% due 12/1/08 (e)
—	895,000	—	—	—	—	895,000	Columbus, GA, Medical Center Hospital Authority Revenue, Certificates of Anticipation, 7.750% due 7/1/10 (e)(g)
							De Kalb County Housing Authority, MFH Revenue:
—	1,000,000	—	—	—	—	1,000,000	Friendly Hills Apartments, Series A, FHA-Insured, 7.050% due 1/1/39 (a)
—	—	—	—	1,000,000	—	1,000,000	Snapwoods Project, Series A, GNMA-Collateralized, 5.500% due 12/20/32

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	—	$2,138,440	$2,138,440
—	—	—	—	$1,051,980	—	1,051,980
—	$517,200	—	—	—	—	517,200
—	1,088,500	—	—	—	—	1,088,500
—	551,685	—	—	—	—	551,685
—	—	—	—	1,070,470	—	1,070,470

—	248,041	—	—	—	—	248,041
—	256,728	—	—	—	—	256,728
—	1,177,090	—	—	—	—	1,177,090

—	1,063,170	—	—	—	—	1,063,170
—	119,472	—	—	—	—	119,472
—	976,418	—	—	—	—	976,418

—	1,071,670	—	—	—	—	1,071,670
—	—	—	—	1,025,820	—	1,025,820

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	$1,000,000	—	—	—	—	$1,000,000	Douglasville-Douglas County, GA, Water & Sewer Authority, MBIA-Insured, 5.000% due 6/1/28
—	2,000,000	—	—	—	—	2,000,000	East Point, GA, Building Authority Revenue, FSA-Insured, zero coupon bond to yield 6.249% due 2/1/20 (m)
—	1,000,000	—	—	—	—	1,000,000	Effingham County, GA, IDA, PCR, Georgia-Pacific Corp. Project, 6.500% due 6/1/31
							Fulton County, GA:
—	1,000,000	—	—	—	—	1,000,000	Housing Authority, MFH Revenue, Concorde Place Apartment Project, Series A, Call 7/1/08 @ 100, 6.300% due 7/1/16 (a)(c)
—	660,000	—	—	—	—	660,000	Residential Care Facilities, Canterbury Court Project, Call 10/1/09 @ 102, 6.300% due 10/1/24 (c)
							Water & Sewer Revenue, FGIC-Insured:
—	10,000	—	—	—	—	10,000	6.375% due 1/1/14
—	290,000	—	—	—	—	290,000	6.375% due 1/1/14 (e)(g)
—	1,000,000	—	—	—	—	1,000,000	Fulton County Facilities Corp., COP, Fulton County Public Purpose Project, AMBAC-Insured, 5.500% due 11/1/18
							Georgia Municipal Electric Authority:
—	500,000	—	—	—	—	500,000	Power Revenue, Series EE, AMBAC-Insured, 7.250% due 1/1/24
—	—	—	—	$1,500,000	—	1,500,000	Power System Revenue, Series X, 6.500% due 1/1/12
							Georgia Private Colleges & Universities Authority Revenue, Mercer University Project:
—	—	—	—	—	$9,785,000	9,785,000	5.750% due 10/1/31
—	—	—	—	—	2,000,000	2,000,000	Series A, 5.250% due 10/1/20
—	1,000,000	—	—	—	—	1,000,000	Georgia State, GO, Series B, 5.750% due 8/1/17 (d)
—	1,000,000	—	—	—	—	1,000,000	Habersham County, GA, GO, School District, MBIA-Insured, 5.000% due 4/1/22
—	500,000	—	—	—	—	500,000	Jefferson, GA, GO, 5.900% due 2/1/25

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	$1,063,370	—	—	—	—	$1,063,370
—	938,700	—	—	—	—	938,700
—	1,040,900	—	—	—	—	1,040,900

—	1,060,400	—	—	—	—	1,060,400
—	731,861	—	—	—	—	731,861

—	11,325	—	—	—	—	11,325
—	328,930	—	—	—	—	328,930
—	1,065,750	—	—	—	—	1,065,750

—	687,675	—	—	—	—	687,675
—	—	—	—	$1,640,400	—	1,640,400
—	—	—	—	—	$10,529,736	10,529,736
—	—	—	—	—	2,061,360	2,061,360
—	1,178,140	—	—	—	—	1,178,140
—	1,076,220	—	—	—	—	1,076,220
—	544,790	—	—	—	—	544,790

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	$1,000,000	—	—	—	—	$1,000,000	Lawrenceville Housing Authority, MFH Revenue, Knollwood Park Apartments Project, FNMA-Collateralized, 6.250% due 12/1/29 (a)(h)
—	250,000	—	—	—	—	250,000	Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue, Series P, AMBAC-Insured, 6.250% due 7/1/20
—	500,000	—	—	—	—	500,000	Milledgeville, GA, Water & Sewer Revenue, FSA-Insured, 6.000% due 12/1/21
—	500,000	—	—	—	—	500,000	Monroe County, GA, Development Authority, PCR, Oglethorpe Power Corp. Scherer Project, Series A, 6.800% due 1/1/12
—	—	—	—	$1,500,000	—	1,500,000	Municipal Electric Authority of Georgia, Combustion Turbine Project, Series A, MBIA-Insured, 5.250% due 11/1/22
—	1,000,000	—	—	—	—	1,000,000	Newton County Hospital Authority Revenue, Newton Health Systems Project, AMBAC-Insured, 6.100% due 2/1/24
							Private Colleges & Universities Authority Revenue:
							Emory University Project, Series A:
—	2,000,000	—	—	—	—	2,000,000	Call 11/1/09 @ 101, 5.500% due 11/1/31 (c)(d)
—	1,000,000	—	—	—	—	1,000,000	Call 11/1/10 @ 101, 5.500% due 11/1/24 (c)
—	2,000,000	—	—	—	—	2,000,000	Mercer Housing Corp. Project, Series A, 6.000% due 6/1/31 (d)
—	500,000	—	—	—	—	500,000	Mercer University Project, 5.750% due 10/1/21
—	2,000,000	—	—	—	—	2,000,000	Richmond County, GA, Development Authority, Environmental Improvement Revenue, International Paper Company Project, Series A, 6.250% due 2/1/25 (a)(d)
							Rockdale County, GA:
—	1,000,000	—	—	3,000,000	—	4,000,000	Development Authority, Solid Waste Authority Revenue, Visy Paper, Inc. Project, 7.500% due 1/1/26 (a)
—	1,000,000	—	—	—	—	1,000,000	Water & Sewer Authority Revenue, Series A, MBIA-Insured, Call 1/1/10 @ 101, 5.500% due 7/1/25 (c)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	$1,091,380	—	—	—	—	$1,091,380
—	296,775	—	—	—	—	296,775
—	601,415	—	—	—	—	601,415
—	574,060	—	—	—	—	574,060
—	—	—	—	$1,617,705	—	1,617,705
—	1,099,110	—	—	—	—	1,099,110

—	2,153,120	—	—	—	—	2,153,120
—	1,090,630	—	—	—	—	1,090,630
—	2,125,540	—	—	—	—	2,125,540
—	541,925	—	—	—	—	541,925
—	2,122,360	—	—	—	—	2,122,360

—	1,003,180	—	—	3,009,540	—	4,012,720
—	1,080,520	—	—	—	—	1,080,520

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
							Savannah, GA, EDA:
—	$500,000	—	—	—	—	$500,000	PCR, Union Camp Corp. Project, 6.150% due 3/1/17
							Revenue, College of Arts & Design, Inc. Project, Call 10/1/09 @ 102:
—	1,000,000	—	—	—	—	1,000,000	6.800% due 10/1/19 (c)(d)
—	—	—	—	$1,000,000	$3,500,000	4,500,000	6.900% due 10/1/29 (c)
—	1,000,000	—	—	—	—	1,000,000	Student Housing Revenue, University Financing Foundation Project, Series A, ACA-Insured, 6.750% due 11/15/20 (d)
—	185,000	—	—	—	—	185,000	Tri-City Hospital Authority Revenue, Certificates of Anticipation, South Fulton Hospital, FGIC-Insured, 10.250% due 7/1/06 (e)(g)
—	1,000,000	—	—	—	—	1,000,000	University of the Virgin Islands, Refunding & Improvement, Series A, ACA-Insured, 6.000% due 12/1/24
—	95,000	—	—	—	—	95,000	Virgin Islands HFA, Single-Family Revenue, GNMA Mortgage-Backed Securities Program, Series A, GNMA-Collateralized, 6.450% due 3/1/16 (a)
—	500,000	—	—	—	—	500,000	Virgin Islands PFA Revenue, Subordinated Lien, Series E, 6.000% due 10/1/22
—	1,175,000	—	—	—	—	1,175,000	Ware County Hospital Authority Revenue, Certificate of Anticipation, MBIA-Insured, 5.500% due 3/1/21 (d)

							Total Georgia

Hawaii — 1.0%
							Hawaii State:
—	—	—	—	—	2,500,000	2,500,000	Airports Systems Revenue, Refunding Series A, FGIC-Insured, 5.750% due 7/1/21
							Department of Budget & Finance, Hawaiian Electric Co., Inc.:
—	—	—	—	960,000	—	960,000	Series A, MBIA-Insured, 5.650% due 10/1/27 (a)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	$559,415	—	—	—	—	$559,415

—	1,114,770	—	—	—	—	1,114,770
—	—	—	—	$1,118,080	$3,913,280	5,031,360
—	1,105,110	—	—	—	—	1,105,110
—	189,103	—	—	—	—	189,103
—	1,087,540	—	—	—	—	1,087,540
—	95,930	—	—	—	—	95,930
—	530,150	—	—	—	—	530,150
—	1,255,676	—	—	—	—	1,255,676

—	46,817,294	—	—	11,634,345	18,642,816	77,094,455

—	—	—	—	—	2,717,075	2,717,075

—	—	—	—	1,046,554	—	1,046,554

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
							Special Purpose Revenue, Kaiser Permanente, Series A:
—	—	—	—	—	$15,545,000	$15,545,000	5.100% due 3/1/14 (d)(e)
—	—	—	—	—	4,000,000	4,000,000	5.150% due 3/1/15 (e)
							Honolulu, HI, City & County, Series A:
—	—	—	—	—	2,000,000	2,000,000	FGIC-TCRS-Insured, 7.350% due 7/1/06
—	—	—	—	—	3,850,000	3,850,000	GO, FSA-Insured, Call 9/1/11 @ 100, 5.250% due 9/1/24 (c)

							Total Hawaii

Illinois — 3.4%
							Chicago, IL:
—	—	—	—	$1,000,000	—	1,000,000	Board of Education, School Reform, Series A, MBIA-Insured, Call 12/1/11 @ 100, 5.500% due 12/1/28 (c)
—	—	—	—	2,385,000	—	2,385,000	GO, Refunding, Series A, 5.000% due 1/1/20
—	—	—	—	—	500,000	500,000	Metropolitan Water Reclamation District, Greater Chicago, GO, Capital Improvement Bonds, 7.000% due 1/1/11 (e)
							O’Hare International Airport Revenue:
—	—	—	—	3,000,000	—	3,000,000	General Airport, Third Lein-B2, XLCA-Insured, 6.000% due 1/1/29 (a)(d)
$1,250,000	—	—	—	—	—	1,250,000	Refunding Bonds, Lien A-2, FSA-Insured, 5.750% due 1/1/19 (a)
							Single-Family Mortgage Revenue:
—	—	—	—	320,000	—	320,000	Series A, FNMA/GNMA-Collateralized, 6.350% due 10/1/30 (a)
—	—	—	—	70,000	—	70,000	Series C, FHLMC/FNMA/GNMA-Collateralized, 7.000% due 3/1/32 (a)
—	—	—	—	3,000,000	50,185,000	53,185,000	Skyway Toll Bridge Revenue, AMBAC-Insured, Call 1/1/11 @ 101, 5.500% due 1/1/31 (c)
—	—	—	—	—	3,585,000	3,585,000	Wastewater Transmission Revenue, Second Lien, MBIA-Insured, Call 1/1/10 @ 101, 5.750% due 1/1/25 (c)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	—	$16,313,856	$16,313,856
—	—	—	—	—	4,186,040	4,186,040

—	—	—	—	—	2,025,340	2,025,340
—	—	—	—	—	4,168,125	4,168,125

—	—	—	—	$1,046,554	29,410,436	30,456,990

—	—	—	—	1,096,120	—	1,096,120
—	—	—	—	2,547,967	—	2,547,967
—	—	—	—	—	558,605	558,605

—	—	—	—	3,344,160	—	3,344,160
$1,385,075	—	—	—	—	—	1,385,075

—	—	—	—	335,661	—	335,661
—	—	—	—	72,656	—	72,656
—	—	—	—	3,284,010	54,936,014	58,220,024
—	—	—	—	—	3,905,499	3,905,499

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	—	$500,000	$500,000	Cook County, IL, Community College District Number 508, Chicago, COP, FGIC-Insured, 8.750% due 1/1/07
							Illinois Health Facilities Authority Revenue:
—	—	—	—	$570,000	—	570,000	Methodist Medical Center of Illinois Project, 9.000% due 10/1/10 (e)
—	—	—	—	3,000,000	—	3,000,000	Order of Saint Francis Healthcare System, Call 11/15/09 @ 101, 6.250% due 11/15/29 (c)(d)
—	—	—	—	1,500,000	—	1,500,000	Passavant Memorial Area Hospital, 6.000% due 10/1/24
							Illinois Housing Development Authority, MFH Revenue:
—	—	—	—	610,000	—	610,000	Series 1991A, 8.125% due 7/1/10
—	—	—	—	1,830,000	—	1,830,000	Series A-1, GNMA-Collateralized, 5.750% due 12/20/32
							Illinois State:
—	—	—	—	—	2,750,000	2,750,000	COP, Department of Central Management Services, MBIA-Insured, 5.650% due 7/1/17
							GO, First Series:
							FGIC-Insured:
$1,500,000	—	—	—	—	—	1,500,000	6.100% due 1/1/20
—	—	—	—	—	4,000,000	4,000,000	5.125% due 2/1/22
—	—	—	—	—	10,000,000	10,000,000	MBIA-Insured, Call 6/1/10 @ 100, 5.625% due 6/1/25 (c)
—	—	—	—	1,000,000	—	1,000,000	Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, McCormick Place Expansion, Series A, MBIA-Insured, 5.500% due 6/15/23
—	—	—	—	1,045,000	—	1,045,000	Regional Transportation Authority, Series C, FGIC-Insured, 7.750% due 6/1/20
—	—	—	—	2,000,000	—	2,000,000	West Chicago, IL, IDR, Leggett & Platt, Inc. Project, 6.900% due 9/1/24 (a)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	—	$521,400	$521,400

—	—	—	—	$640,161	—	640,161
—	—	—	—	3,303,600	—	3,303,600
—	—	—	—	1,626,990	—	1,626,990

—	—	—	—	611,867	—	611,867
—	—	—	—	1,971,807	—	1,971,807

—	—	—	—	—	2,823,315	2,823,315

$1,633,440	—	—	—	—	—	1,633,440
—	—	—	—	—	4,256,320	4,256,320
—	—	—	—	—	10,822,600	10,822,600
—	—	—	—	1,100,290	—	1,100,290
—	—	—	—	1,416,027	—	1,416,027
—	—	—	—	2,034,620	—	2,034,620

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
$ 750,000	—	—	—	—	—	$750,000	Will County, IL, GO, Community Consolidated School District No. 30-C, Troy Township, Series B, FSA-Insured, 5.250% due 2/1/20
—	—	—	—	—	$3,430,000	3,430,000	University of Illinois Revenue, Auxiliary Facilities Systems, Series A, MBIA-Insured, Call 4/1/10 @ 101, 5.750% due 4/1/19 (c)

							Total Illinois

Indiana — 2.2%
—	—	—	—	$2,515,000	—	2,515,000	Indiana Bond Bank, Special Program, Series A, AMBAC-Insured, 9.750% due 8/1/09 (e)
							Indiana Health Facility Financing Authority, Hospital Revenue, Series A:
—	—	—	—	3,000,000	—	3,000,000	Community Foundation Northwest, 6.375% due 8/1/31
250,000	—	—	—	—	—	250,000	Community Hospital Project, AMBAC-Insured, 5.000% due 5/1/35
—	—	—	—	—	36,625,000	36,625,000	Indiana State DFA Environment Improvement Revenue, USX Corp. Project, 5.250% due 12/1/22 (d)
1,550,000	—	—	—	—	—	1,550,000	Indiana Transportation Finance Authority Highway Revenue, Series A, FGIC-Insured, 5.250% due 6/1/29
—	—	—	—	3,685,000	—	3,685,000	Indianapolis, IN, Local Public Improvement Bond Bank, Series D, 6.750% due 2/1/14 (d)
—	—	—	—	2,000,000	—	2,000,000	North Manchester, IN, Industrial Revenue, Peabody Retirement Community Project, Series A, 7.125% due 7/1/22
—	—	—	—	—	2,500,000	2,500,000	Petersburg, IN, PCR, Refunding, Indianapolis Power & Light Co. Project, 6.625% due 12/1/24
—	—	—	—	—	15,000,000	15,000,000	Rockport, IN, PCR, Refunding, Indiana Michigan Power Co. Project, Series A, AMBAC-Insured, 6.550% due 6/1/25

							Total Indiana

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
$817,260	—	—	—	—	—	$817,260
—	—	—	—	—	$3,753,312	3,753,312

3,835,775	—	—	—	$23,385,936	81,577,065	108,798,776

—	—	—	—	2,769,468	—	2,769,468

—	—	—	—	3,183,600	—	3,183,600
261,387	—	—	—	—	—	261,387
—	—	—	—	—	38,826,895	38,826,895
1,670,156	—	—	—	—	—	1,670,156
—	—	—	—	4,263,398	—	4,263,398
—	—	—	—	2,107,840	—	2,107,840
—	—	—	—	—	2,529,450	2,529,450
—	—	—	—	—	15,272,550	15,272,550

1,931,543	—	—	—	12,324,306	56,628,895	70,884,744

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
Iowa — 0.2%
							Iowa Finance Authority Revenue:
—	—	—	—	$3,000,000	—	$3,000,000	Catholic Health Initiatives, Series A, 6.000% due 12/1/18 (d)
—	—	—	—	3,000,000	—	3,000,000	Health Care Facilities, Genesis Medical Center, 6.250% due 7/1/25
$ 60,000	—	—	—	—	—	60,000	Iowa Finance Authority Single Family Revenue, Mortgage-Backed Securities Program, Series A, FNMA/GNMA-Collateralized, 6.000% due 7/1/13

							Total Iowa

Kansas — 0.3%
—	—	—	—	330,000	—	330,000	Cowley & Shawnee Counties, KS, Mortgage Revenue, Series B, AMBAC-Insured, GNMA-Collateralized, zero coupon bond to yield 7.874% due 6/1/22 (a)(m)
—	—	—	—	—	$2,725,000	2,725,000	Johnson County, KS, USD Number 231, Refunding & Improvement, Series A, FSA-Insured, 5.000% due 10/1/18
—	—	—	—	—	2,575,000	2,575,000	Kansas State DFA Revenue, Public Water Supply Revolving Loan, Series 2, AMBAC-Insured, 5.625% due 4/1/23
—	—	—	—	1,000,000	—	1,000,000	Overland Park, KS, Development Corp. Revenue, First Tier, Series A, 7.375% due 1/1/32
—	—	—	—	300,000	—	300,000	Sedgwick Shawnee Counties, KS, Single-Family Mortgage Revenue, Mortgage-Backed Securities, Series A-1, GNMA-Collateralized, 6.875% due 12/1/26 (a)(h)
—	—	—	—	—	2,000,000	2,000,000	Wyandotte County, KS, School District Number 204, Bonner Springs, GO, Refunding & Improvement, Series A, FSA-Insured, 5.600% due 9/1/20

							Total Kansas

Kentucky — 0.2%
750,000	—	—	—	—	—	750,000	Kenton County, KY, Airport Board Revenue, Refunding Bonds, Cincinnati/Northern Kentucky, Series A, MBIA-Insured, 5.625% due 3/1/15 (a)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	$3,299,190	—	$3,299,190
—	—	—	—	3,253,200	—	3,253,200
$62,159	—	—	—	—	—	62,159

62,159	—	—	—	6,552,390	—	6,614,549

—	—	—	—	94,324	—	94,324
—	—	—	—	—	$2,875,937	2,875,937
—	—	—	—	—	2,775,155	2,775,155
—	—	—	—	1,083,930	—	1,083,930
—	—	—	—	302,424	—	302,424
—	—	—	—		2,144,880	2,144,880

—	—	—	—	1,480,678	7,795,972	9,276,650

815,220	—	—	—	—	—	815,220

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
							Kentucky Infrastructure Authority, Series A:
—	—	—	—	—	$1,200,000	$1,200,000	5.000% due 6/1/19
—	—	—	—	—	1,250,000	1,250,000	5.000% due 6/1/20
—	—	—	—	—	1,835,000	1,835,000	Kentucky State Property & Buildings Commission Revenue, Project Number 66, Series A, MBIA-Insured, Call 5/1/10 @ 100, 5.700% due 5/1/17 (c)
$ 300,000	—	—	—	—	—	300,000	Louisville & Jefferson County, KY, Regional Airport Authority, Airport Systems Revenue, Series A, FSA-Insured, 5.750% due 7/1/17 (a)

							Total Kentucky

Louisiana — 0.1%
—	—	—	—	$1,000,000	—	1,000,000	Louisiana Local Government Environmental Facilities & CDA Revenue, Refunding Bonds, Sharlo Apartments, Series A, GNMA-Collateralized, 6.500% due 6/20/37
—	—	—	—	1,000,000	—	1,000,000	Rapides, LA, Finance Authority, Environmental Improvement Revenue, International Paper Co. Project, Series A, 6.550% due 11/15/23 (a)
—	—	—	—	—	1,500,000	1,500,000	St. Charles Parish, LA, PCR, Refunding, Union Carbide Corp. Project, 5.100% due 1/1/12

							Total Louisiana

Maine — 0.1%
—	—	—	—	—	3,385,000	3,385,000	University of Maine System Revenue, Series A, AMBAC-Insured, Call 9/1/10 @ 100, 5.500% due 3/1/30 (c)
Maryland — 1.0%
—	—	—	—	2,350,000	—	2,350,000	Maryland State Economic Development Corp. Revenue, Health & Mental Hygiene Program, Series A, 7.750% due 3/1/25
—	—	—	—	—	5,000,000	5,000,000	Maryland State Health & Higher EFA Revenue, The Johns Hopkins Hospital Issue, 5.000% due 11/15/24

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	—	$1,262,568	$1,262,568
—	—	—	—	—	1,316,388	1,316,388
—	—	—	—	—	1,987,745	1,987,745
$ 326,325	—	—	—	—	—	326,325

1,141,545	—	—	—	—	4,566,701	5,708,246

—	—	—	—	$1,102,960	—	1,102,960
—	—	—	—	1,062,440	—	1,062,440
—	—	—	—	—	1,479,855	1,479,855

—	—	—	—	2,165,400	1,479,855	3,645,255

—	—	—	—	—	3,587,694	3,587,694

—	—	—	—	2,485,736	—	2,485,736
—	—	—	—	—	5,227,050	5,227,050

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
							Maryland State Transportation Authority, AMBAC-Insured:
—	—	—	—	—	$4,470,000	$4,470,000	Lease Revenue, Metrorail Parking Projects, 5.000% due 7/1/24
—	—	—	—	—	2,710,000	2,710,000	Parking Revenue, Baltimore/Washington International Airport Project, Series A, 5.000% due 3/1/22
							Montgomery County, MD, Housing Opportunities Commission Revenue, Series A:
—	—	—	—	—	2,725,000	2,725,000	5.550% due 11/1/22
—	—	—	—	—	12,980,000	12,980,000	5.650% due 11/1/33

							Total Maryland

Massachusetts — 3.2%
—	—	—	—	$895,000	—	895,000	Boston, MA, Water & Sewer Commission Revenue, 10.875% due 1/1/09 (e)(g)
—	—	—	—	—	2,200,000	2,200,000	Holyoke, MA, GO, Municipal Purpose Loan of 1996 Bonds, Series A, FSA-Insured, Call 6/15/06 @101, 5.500% due 6/15/16 (c)
$ 260,000	—	—	—	—	—	260,000	Lawrence, MA, GO, State Qualified, MBIA-Insured, 5.250% due 3/15/18
							Massachusetts Bay Transportation Authority, Sales Tax Revenue, Senior Series A, Call 7/1/10 @ 100:
—	—	—	—	—	3,235,000	3,235,000	5.500% due 7/1/30 (c)
—	—	—	—	—	765,000	765,000	Refunded Balance, 5.500% due 7/1/30 (c)
							Massachusetts State:
							DFA Revenue:
—	—	—	—	1,000,000	—	1,000,000	May Institute Issue Inc., Radian-Insured, 5.750% due 9/1/29
—	—	—	—	—	1,000,000	1,000,000	Merrimack College Issue, MBIA-Insured, 5.000% due 7/1/22
—	—	—	—	—	2,200,000	2,200,000	Visual & Performing Arts Project, 6.000% due 8/1/21

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	—	$4,741,418	$4,741,418
—	—	—	—	—	2,862,654	2,862,654

—	—	—	—	—	2,832,692	2,832,692
—	—	—	—	—	13,519,449	13,519,449

—	—	—	—	$2,485,736	29,183,263	31,668,999

—	—	—	—	1,007,689	—	1,007,689
—	—	—	—	—	2,235,464	2,235,464
$282,370	—	—	—	—	—	282,370

—	—	—	—	—	3,489,886	3,489,886
—	—	—	—	—	825,274	825,274

—	—	—	—	1,057,120	—	1,057,120
—	—	—	—	—	1,054,220	1,054,220
—	—	—	—	—	2,651,462	2,651,462

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
							GO, Consolidated Loan:
							Series C, Call 11/1/12 @ 100:
—	—	—	—	—	$12,240,000	$12,240,000	5.250% due 11/1/30 (c)
—	—	—	—	—	6,760,000	6,760,000	Refunded Balance, 5.250% due 11/1/30 (c)
$ 500,000	—	—	—	—	—	500,000	Series D, FSA-Insured, 5.000% due 12/1/19 (e)
—	—	—	—	$2,000,000	—	2,000,000	GO, RITES, Series PA 993-R, MBIA-Insured, 8.353% due 5/1/09 (h)(n)
							HEFA Revenue:
—	—	—	—	1,000,000	—	1,000,000	Berkshire Health Systems, Series E, Radian-Insured, 5.700% due 10/1/25
—	—	—	—	3,000,000	—	3,000,000	Caritas Christi Obligation, Series B, 6.750% due 7/1/16 (d)
—	—	—	—	—	15,000,000	15,000,000	Harvard University, Series FF, 5.000% due 7/15/22 (d)
—	—	—	—	—	5,000,000	5,000,000	New England Medical Center Hospital, Series H, FGIC-Insured, 5.000% due 5/15/22
—	—	—	—	—	3,000,000	3,000,000	Partners Healthcare System, Series B, 5.250% due 7/1/13
							University of Massachusetts:
—	—	—	—	—	5,030,000	5,030,000	Lowell Campus, Series B, FGIC-Insured, 5.250% due 10/1/31
—	—	—	—	—	9,000,000	9,000,000	Project, Series C, MBIA-Insured, 5.250% due 10/1/31
							Worcester Campus, Series B, FGIC-Insured:
—	—	—	—	—	1,870,000	1,870,000	5.125% due 10/1/20
—	—	—	—	—	1,350,000	1,350,000	5.125% due 10/1/21
—	—	—	—	—	1,565,000	1,565,000	5.125% due 10/1/22
—	—	—	—	—	1,170,000	1,170,000	5.125% due 10/1/23
—	—	—	—	—	5,000,000	5,000,000	5.250% due 10/1/31
—	—	—	—	1,250,000	—	1,250,000	University of Massachusetts Memorial Health Care Inc., Series C, 6.625% due 7/1/32
—	—	—	—	880,000	—	880,000	IFA Revenue, Refunding Bonds , Chelsea Jewish Nursing Home, Series A, FHA-Insured, 6.500% due 8/1/37

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	—	$13,305,247	$13,305,247
—	—	—	—	—	7,348,323	7,348,323
$540,005	—	—	—	—	—	540,005
—	—	—	—	$2,358,120	—	2,358,120

—	—	—	—	1,093,270	—	1,093,270
—	—	—	—	3,379,920	—	3,379,920
—	—	—	—	—	15,904,200	15,904,200
—	—	—	—	—	5,216,050	5,216,050
—	—	—	—	—	3,149,550	3,149,550

—	—	—	—	—	5,367,312	5,367,312
—	—	—	—	—	9,650,070	9,650,070

—	—	—	—	—	1,993,439	1,993,439
—	—	—	—	—	1,436,319	1,436,319
—	—	—	—	—	1,662,640	1,662,640
—	—	—	—	—	1,240,586	1,240,586
—	—	—	—	—	5,335,300	5,335,300
—	—	—	—	1,380,713	—	1,380,713
—	—	—	—	951,843	—	951,843

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	—	$5,000,000	$5,000,000	Special Obligation Revenue, Consolidated Loan, Series A, FGIC-Insured, Call 6/1/12 @ 100, 5.000% due 6/1/21 (c)
—	—	—	—	$1,000,000	—	1,000,000	Water Pollution Abatement Trust, Pool Program, Series 9, 5.250% due 8/1/28
—	—	—	—	—	2,000,000	2,000,000	University of Massachusetts Building Authority, Project Revenue, Refunding, Senior Lien, Series 04-1, AMBAC-Insured, 5.250% due 11/1/26

							Total Massachusetts

Michigan — 5.6%
—	—	—	—	—	4,000,000	4,000,000	Byron Center, MI, Public Schools, GO, Q-SBLF-Insured, 5.000% due 5/1/22
—	—	—	—	—	2,795,000	2,795,000	Clarkston, MI, Community Schools, GO, MBIA/Q-SBLF-Insured, Call 5/1/07 @ 100, 5.250% due 5/1/23 (c)
							Detroit, MI:
—	—	—	—	—	2,000,000	2,000,000	Downtown Development Authority, Tax Increment Revenue, Development Area Number 1 Project, Series C, Call 7/1/06 @ 102, 6.250% due 7/1/25 (c)
—	—	—	—	—	3,000,000	3,000,000	Water Supply Systems, Senior Lien, Series A, FGIC-Insured, Call 1/1/10 @ 101, 5.750% due 7/1/26 (c)
—	—	—	—	—	3,825,000	3,825,000	Dundee, MI, Community School District, GO, School Building & Site, Q-SBLF-Insured, Call 5/1/10 @ 100, 5.500% due 5/1/30 (c)
							East Lansing, MI, Community School District, GO, School Building & Site, Q-SBLF-Insured, Call 5/1/10 @ 100:
—	—	—	—	—	1,000,000	1,000,000	5.400% due 5/1/18 (c)
—	—	—	—	—	2,800,000	2,800,000	5.450% due 5/1/19 (c)
—	—	—	—	—	1,900,000	1,900,000	5.500% due 5/1/21 (c)
—	—	—	—	—	4,000,000	4,000,000	5.625% due 5/1/30 (c)
—	—	—	—	—	4,075,000	4,075,000	Galesburg-Augusta, MI, Community Schools, GO, FGIC/Q-SBLF-Insured, Call 5/1/10 @ 100, 5.375% due 5/1/27 (c)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	—	$5,327,600	$5,327,600
				$1,078,790		1,078,790
—	—	—	—	—	2,169,180	2,169,180

$822,375	—	—	—	12,307,465	89,362,122	102,491,962

—	—	—	—	—	4,190,320	4,190,320
—	—	—	—	—	2,854,198	2,854,198

—	—	—	—	—	2,058,480	2,058,480
—	—	—	—	—	3,262,590	3,262,590
—	—	—	—	—	4,121,705	4,121,705

—	—	—	—	—	1,073,730	1,073,730
—	—	—	—	—	3,011,820	3,011,820
—	—	—	—	—	2,047,383	2,047,383
—	—	—	—	—	4,329,520	4,329,520
—	—	—	—	—	4,371,538	4,371,538

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
							Grand Rapids, MI, Water Supply, Refunding, FGIC-Insured:
—	—	—	—	—	$1,000,000	$1,000,000	5.250% due 1/1/17
—	—	—	—	—	3,500,000	3,500,000	5.250% due 1/1/18
—	—	—	—	—	1,000,000	1,000,000	Grand Valley, MI, State University Revenue, Refunding General, MBIA-Insured, Call 10/1/07 @ 101, 5.250% due 10/1/17 (c)
—	—	—	—	—	1,990,000	1,990,000	Haslett, MI, Public School District, Building & Site, Q-SBLF-Insured, Call 11/1/11 @ 100, 5.000% due 5/1/22 (c)
—	—	—	—	$1,000,000	—	1,000,000	Lake Superior, MI, State University Revenue, AMBAC-Insured, 5.500% due 11/15/21
							Michigan State:
—	—	—	—	—	5,530,000	5,530,000	COP, AMBAC-Insured, Call 6/1/10 @ 100, 5.500% due 6/1/27 (c)
							Hospital Finance Authority Revenue:
							Refunding, OSF Healthcare Systems, Call 11/15/09 @ 101:
—	—	—	—	—	5,355,000	5,355,000	6.125% due 11/15/19 (c)
—	—	—	—	—	2,500,000	2,500,000	6.250% due 11/15/24 (c)(g)
—	—	—	—	—	30,000,000	30,000,000	Trinity Health, Series C, 5.375% due 12/1/30 (d)
—	—	—	—	—	55,000,000	55,000,000	Midland County, MI, Economic Development Corp., Refunding, Subordinated, Limited Obligation, Series A, 6.875% due 7/23/09 (a)(d)
							Midland, MI, GO, AMBAC-Insured:
—	—	—	—	—	1,000,000	1,000,000	5.150% due 5/1/18
—	—	—	—	—	1,030,000	1,030,000	5.200% due 5/1/19
—	—	—	—	—	1,340,000	1,340,000	5.250% due 5/1/21
—	—	—	—	—	1,500,000	1,500,000	Montague, MI Public Schools District, GO, Refunding, Building & Site, Q-SBLF-Insured, Call 11/1/11 @ 100, 5.000% due 5/1/22 (c)
—	—	—	—	—	3,555,000	3,555,000	Newaygo, MI, GO, Public Schools, Q-SBLF-Insured, Call 5/1/10 @ 100, 5.625% due 5/1/26 (c)
—	—	—	—	2,000,000	—	2,000,000	Saginaw, MI, Hospital Finance Authority, Covenant Medical Center, Series F, 6.500% due 7/1/30

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	—	$1,067,450	$1,067,450
—	—	—	—	—	3,734,465	3,734,465
—	—	—	—	—	1,038,110	1,038,110
—	—	—	—	—	2,133,559	2,133,559
—	—	—	—	$1,079,950	—	1,079,950

—	—	—	—	—	5,946,575	5,946,575

—	—	—	—	—	5,883,699	5,883,699
—	—	—	—	—	2,757,575	2,757,575
—	—	—	—	—	31,653,000	31,653,000
—	—	—	—	—	54,611,150	54,611,150

—	—	—	—	—	1,042,850	1,042,850
—	—	—	—	—	1,082,942	1,082,942
—	—	—	—	—	1,410,899	1,410,899
—	—	—	—	—	1,608,210	1,608,210
—	—	—	—	—	3,847,861	3,847,861
—	—	—	—	2,193,540	—	2,193,540

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
							Saline, MI, Area Schools, GO, Series A, Q-SBLF-Insured, Call 5/1/10 @ 100:
—	—	—	—	—	$3,145,000	$3,145,000	5.750% due 5/1/18 (c)
—	—	—	—	—	5,150,000	5,150,000	5.375% due 5/1/19 (c)
—	—	—	—	—	4,305,000	4,305,000	5.375% due 5/1/21 (c)
—	—	—	—	—	5,150,000	5,150,000	5.375% due 5/1/22 (c)
							Stockbridge, MI, GO, Community Schools, Series A, Q-SBLF-Insured, Call 5/1/10 @ 100:
—	—	—	—	—	800,000	800,000	5.400% due 5/1/16 (c)
—	—	—	—	—	825,000	825,000	5.450% due 5/1/17 (c)
—	—	—	—	—	600,000	600,000	5.500% due 5/1/21 (c)
—	—	—	—	—	1,325,000	1,325,000	5.625% due 5/1/26 (c)
—	—	—	—	$1,220,000	—	1,220,000	Wenonah Park Properties, Inc., Bay City Hotel Revenue Bond, 7.500% due 4/1/33
—	—	—	—	—	2,250,000	2,250,000	West Bloomfield, MI, School District, School Building & Site, MBIA-Insured, Call 5/1/11 @ 100, 5.125% due 5/1/21 (c)

							Total Michigan

Minnesota — 2.8%
—	—	—	—	1,500,000	—	1,500,000	Columbia Heights, MN, MFH Revenue, Crest View, Series A-1, GNMA-Collateralized, 6.625% due 4/20/43
—	—	—	—	—	2,500,000	2,500,000	Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, FNMA-Collateralized, 5.625% due 2/1/26
							Eden Prairie, MN, MFH Revenue, Rolling Hills Project, Series A, GNMA-Collateralized:
—	—	—	—	—	1,000,000	1,000,000	6.150% due 8/20/31
—	—	—	—	—	1,000,000	1,000,000	6.200% due 2/20/43
							Elk River, MN, ISD Number 728, GO, Series A, MBIA-Insured:
—	—	—	—	—	9,500,000	9,500,000	5.375% due 2/1/20
—	—	—	—	—	4,250,000	4,250,000	5.500% due 2/1/21
							Hennepin County, MN, Lease Revenue, COP:
—	—	—	—	—	2,955,000	2,955,000	5.000% due 11/15/14
—	—	—	—	—	3,105,000	3,105,000	5.000% due 11/15/15
							Minneapolis, MN:
—	—	—	—	—	2,750,000	2,750,000	Health Care System Revenue, Allina Health Systems, Series A, 6.000% due 11/15/18

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	—	$3,419,181	$3,419,181
—	—	—	—	—	5,524,765	5,524,765
—	—	—	—	—	4,618,275	4,618,275
—	—	—	—	—	5,524,766	5,524,766

—	—	—	—	—	858,984	858,984
—	—	—	—	—	887,411	887,411
—	—	—	—	—	646,542	646,542
—	—	—	—	—	1,434,154	1,434,154
—	—	—	—	$1,164,258	—	1,164,258
—	—	—	—	—	2,416,770	2,416,770

—	—	—	—	4,437,748	174,470,477	178,908,225

—	—	—	—	1,669,110	—	1,669,110
—	—	—	—	—	2,609,150	2,609,150

—	—	—	—	—	1,085,450	1,085,450
—	—	—	—	—	1,075,160	1,075,160

—	—	—	—	—	10,230,360	10,230,360
—	—	—	—	—	4,566,838	4,566,838

—	—	—	—	—	3,059,607	3,059,607
—	—	—	—	—	3,214,917	3,214,917

—	—	—	—	—	3,058,330	3,058,330

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	$580,000	—	$580,000	Hospital Revenue, St. Mary’s Hospital & Rehabilitation, 10.000% due 6/1/13 (e)
							Minneapolis & St. Paul, MN, Metropolitan Airports Commission, Airport Revenue:
							Series A, FGIC-Insured:
—	—	—	—	—	$15,720,000	15,720,000	5.125% due 1/1/25 (d)
—	—	—	—	—	2,500,000	2,500,000	5.250% due 1/1/25
							Sub-Series C, FGIC-Insured:
—	—	—	—	—	8,000,000	8,000,000	5.250% due 1/1/26
—	—	—	—	—	7,750,000	7,750,000	5.250% due 1/1/32
							Minnesota State, GO:
—	—	—	—	—	7,400,000	7,400,000	5.250% due 8/1/18
—	—	—	—	—	6,375,000	6,375,000	5.250% due 8/1/19
—	—	—	—	—	500,000	500,000	Minnesota State Higher EFA Revenue, St. Johns University, Series 4-L, Call 10/1/07 @ 100, 5.350% due 10/1/17 (c)
							Rochester, MN, Electric Utilities Revenue:
—	—	—	—	—	1,210,000	1,210,000	5.100% due 12/1/17
—	—	—	—	—	1,270,000	1,270,000	5.125% due 12/1/18
—	—	—	—	—	1,335,000	1,335,000	5.200% due 12/1/19
—	—	—	—	—	1,405,000	1,405,000	5.250% due 12/1/20

							Total Minnesota

Mississippi — 0.6%
—	—	—	—	1,700,000	—	1,700,000	Adams County, MS, Environmental Improvement Revenue, Refunding Bonds, International Paper Co. Project, Series A, 6.800% due 8/1/24 (a)
—	—	—	—	3,000,000	—	3,000,000	Lowndes County, MS, Solid Waste Disposal & PCR, Refunding Bonds, Weyerhouser Co. Project, Series A, 6.800% due 4/1/22 (d)
—	—	—	—	—	10,000,000	10,000,000	Mississippi Development Bank, Special Obligation, Capital Projects & Equipment Program, Series A, AMBAC-Insured, 5.625% due 7/1/31
$ 25,000	—	—	—	—	—	25,000	Mississippi Higher Education Student Loan, Subordinated Series C, 6.050% due 9/1/07 (a)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	$715,401	—	$715,401

—	—	—	—	—	$16,388,100	16,388,100
—	—	—	—	—	2,645,950	2,645,950

—	—	—	—	—	8,477,840	8,477,840
—	—	—	—	—	8,153,697	8,153,697

—	—	—	—	—	7,859,244	7,859,244
—	—	—	—	—	6,770,633	6,770,633
—	—	—	—	—	514,685	514,685

—	—	—	—	—	1,280,325	1,280,325
—	—	—	—	—	1,341,780	1,341,780
—	—	—	—	—	1,412,390	1,412,390
—	—	—	—	—	1,486,968	1,486,968

—	—	—	—	2,384,511	85,231,424	87,615,935

—	—	—	—	1,822,655	—	1,822,655
—	—	—	—	3,632,730	—	3,632,730
—	—	—	—	—	11,893,100	11,893,100
$25,043	—	—	—	—	—	25,043

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
$1,235,000	—	—	—	—	—	$1,235,000	Mississippi State, GO, Port Improvement, Series 16, 5.000% due 9/1/17 (a)

							Total Mississippi

Missouri — 1.2%
—	—	—	—	—	$1,750,000	1,750,000	Mehlville, MO, School District North Route 9, COP, Missouri Capital Improvement Project, FSA-Insured, 5.000% due 9/1/19
							Missouri State HEFA Revenue, Lake Regional Health System Project:
—	—	—	—	—	1,200,000	1,200,000	5.125% due 2/15/18
—	—	—	—	—	2,000,000	2,000,000	5.600% due 2/15/25
—	—	—	—	$70,000	—	70,000	Missouri State Housing Development Community Mortgage Revenue, Series C, GNMA/FNMA-Collateralized, 7.450% due 9/1/27 (a)
							North Kansas City, MO, Hospital Revenue, North Kansas City Hospital, Series A, FSA-Insured:
—	—	—	—	—	1,000,000	1,000,000	5.000% due 11/15/23
—	—	—	—	—	900,000	900,000	5.000% due 11/15/24
—	—	—	—	—	1,000,000	1,000,000	Poplar Bluff, MO, Public Building Corp. Leasehold Revenue, MBIA-Insured, 5.250% due 9/1/22
—	—	—	—	—	1,500,000	1,500,000	Springfield, MO, Public Building Corp. Leasehold Revenue, Capital Improvement Program, AMBAC-Insured, 5.000% due 3/1/24
—	—	—	—	—	1,615,000	1,615,000	St. Charles County, MO, IDA, Industrial Revenue, Refunding, Development, Westchester Village Apartments, Series A, FNMA-Collateralized, 6.050% due 2/1/17
							St. Louis, MO, Airport Revenue, Airport Development Program, Series A, MBIA-Insured:
—	—	—	—	—	6,420,000	6,420,000	5.125% due 7/1/22
—	—	—	—	—	19,000,000	19,000,000	Call 7/1/11 @ 100, 5.250% due 7/1/31 (c)(d)

							Total Missouri

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
$1,264,331	—	—	—	—	—	$1,264,331

1,289,374	—	—	—	$5,455,385	$11,893,100	18,637,859

—	—	—	—	—	1,851,272	1,851,272

—	—	—	—	—	1,242,336	1,242,336
—	—	—	—	—	2,101,960	2,101,960
—	—	—	—	72,119	—	72,119

—	—	—	—	—	1,053,450	1,053,450
—	—	—	—	—	949,320	949,320
—	—	—	—	—	1,085,750	1,085,750
—	—	—	—	—	1,595,430	1,595,430
—	—	—	—	—	1,645,782	1,645,782

—	—	—	—	—	6,753,712	6,753,712
—	—	—	—	—	20,525,700	20,525,700

—	—	—	—	72,119	38,804,712	38,876,831

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
Montana — 1.1%
—	—	—	—	—	$33,145,000	$33,145,000	Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19 (a)(d)
—	—	—	—	$230,000	—	230,000	Montana State Board of Regents Revenue, MBIA-Insured, 10.000% due 11/15/08 (e)

							Total Montana

Nebraska — 0.0%
—	—	—	—	650,000	—	650,000	Douglas County, NE, Hospital Authority No. 2, Archbishop Bergan Mercy Hospital, 9.500% due 7/1/10 (e)
Nevada — 0.4%
—	—	—	—	—	2,000,000	2,000,000	Clark County, NV, IDA Refunding Revenue, Nevada Power Co. Project, Series C, AMBAC-Insured, 7.200% due 10/1/22
							Henderson, NV, Health Care Facility Revenue, Catholic West, Series A:
—	—	—	—	2,630,000	—	2,630,000	Call 7/1/10 @ 101, 6.750% due 7/1/20 (c)
—	—	—	—	370,000	—	370,000	Unrefunded, 6.750% due 7/1/20
—	—	—	—	5,000,000	—	5,000,000	Washoe County, NV, GO, Reno-Sparks Convention, Series A, FSA-Insured, Call 1/1/10 @ 100, 6.400% due 7/1/29 (c)(d)

							Total Nevada

New Hampshire — 0.3%
							New Hampshire HEFA Revenue:
—	—	—	—	2,000,000	—	2,000,000	Covenant Health System, 5.500% due 7/1/34
—	—	—	—	1,000,000	—	1,000,000	Healthcare System, Covenant Health, 6.125% due 7/1/31
—	—	—	—	1,000,000	—	1,000,000	New Hampshire College, Call 1/1/11 @ 101, 7.500% due 1/1/31 (c)
$1,000,000	—	—	—	—	—	1,000,000	University Systems of New Hampshire, AMBAC-Insured, 5.375% due 7/1/20

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	—	$33,139,034	$33,139,034
—	—	—	—	$254,247	—	254,247

—	—	—	—	254,247	33,139,034	33,393,281

—	—	—	—	735,092	—	735,092

—	—	—	—	—	2,089,700	2,089,700

—	—	—	—	2,971,821	—	2,971,821
—	—	—	—	414,097	—	414,097
—	—	—	—	5,518,700	—	5,518,700

—	—	—	—	8,904,618	2,089,700	10,994,318

—	—	—	—	2,107,660	—	2,107,660
—	—	—	—	1,089,600	—	1,089,600
—	—	—	—	1,175,390	—	1,175,390
$1,088,020	—	—	—	—	—	1,088,020

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	—	$370,000	$370,000	New Hampshire Higher Educational & Health Facilities Authority Revenue, Refunding, First Mortgage, Odd Fellows Home, 9.000% due 6/1/14
							New Hampshire State Turnpike Systems Revenue, Refunding Bonds, FGIC-Insured:
—	—	—	—	$1,000,000	—	1,000,000	RIBS, Series C, 10.286% due 11/1/17 (h)(o)
—	—	—	—	3,500,000	—	3,500,000	Series A, 6.750% due 11/1/11 (d)

							Total New Hampshire

New Jersey — 5.6%
—	—	—	—	1,500,000	—	1,500,000	Casino Reinvestment Development Authority, New Jersey Hotel Room Fee Revenue, AMBAC-Insured, 5.000% due 1/1/25
—	—	—	—	—	870,000	870,000	Essex County, NJ, Improvement Authority Revenue, Refunding, Hampton Valley Apartments, Series A, MBIA, FHA-Insured, 5.650% due 1/1/15
—	—	—	—	—	2,390,000	2,390,000	Freehold Township, NJ, Board of Education, Refunding, MBIA-Insured, 5.000% due 7/15/22
—	—	—	—	—	9,000,000	9,000,000	Middlesex County, NJ, PCA, Revenue, Refunding, Pollution Control Financing, Amerada Hess Corp. Project, 5.750% due 9/15/32
							New Jersey EDA:
—	—	—	—	—	3,890,000	3,890,000	Continental Airlines Inc. Project, 5.500% due 4/1/28 (a)
—	—	—	—	—	2,000,000	2,000,000	First Mortgage, Presbyterian, Series A, 6.375% due 11/1/31
							Motor Vehicle Surcharges Revenue, Series A, MBIA-Insured:
$ 500,000	—	—	—	—	—	500,000	5.250% due 7/1/16
750,000	—	—	—	—	—	750,000	5.250% due 7/1/17
—	—	—	—	1,000,000	—	1,000,000	5.250% due 7/1/31
—	—	—	—	—	30,450,000	30,450,000	PCR, Refunding, PSEG Power LLC Project, 5.000% due 3/1/12 (d)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	—	$404,821	$404,821

—	—	—	—	$1,083,840	—	1,083,840
—	—	—	—	3,643,325	—	3,643,325

$1,088,020	—	—	—	9,099,815	404,821	10,592,656

—	—	—	—	1,603,455	—	1,603,455
—	—	—	—	—	871,601	871,601
—	—	—	—	—	2,523,051	2,523,051
—	—	—	—	—	9,599,130	9,599,130

—	—	—	—	—	2,844,835	2,844,835
—	—	—	—	—	2,072,640	2,072,640

547,950	—	—	—	—	—	547,950
821,363	—	—	—	—	—	821,363
—	—	—	—	1,074,540	—	1,074,540
—	—	—	—	—	31,549,550	31,549,550

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
							Revenue, School Facilities Construction:
—	—	—	—	—	$8,990,000	$8,990,000	Series F, Call 6/15/13 @ 100, 5.000% due 6/15/28 (c)
—	—	—	—	—	7,500,000	7,500,000	Series K, FGIC-Insured, 5.000% due 12/15/18
—	—	—	—	—	880,000	880,000	Revenue, Refunding, Holt Hauling & Warehousing, Series G, 8.400% due 12/15/15 (i)(j)
—	—	—	—	—	11,030,000	11,030,000	Special Facility Revenue, Continental Airlines Inc. Project, 7.000% due 11/15/30 (a)(h)
							New Jersey Health Care Facilities Financing Authority Revenue:
—	—	—	—	—	2,500,000	2,500,000	Rahway Hospital Obligated Group, 5.000% due 7/1/08
							Robert Wood Johnson University Hospital:
—	—	—	—	—	2,280,000	2,280,000	5.500% due 7/1/14
—	—	—	—	—	1,000,000	1,000,000	5.600% due 7/1/15
—	—	—	—	—	2,045,000	2,045,000	5.700% due 7/1/20
—	—	—	—	—	1,500,000	1,500,000	St. Peters University Hospital, Series A, 6.875% due 7/1/30
—	—	—	—	$2,000,000	—	2,000,000	Trinitas Hospital Obligation Group, 7.400% due 7/1/20
							New Jersey State Transportation Trust Fund Authority,
							RITES, MBIA-Insured:
—	—	—	—	2,500,000	—	2,500,000	Series PA 958R, 9.361% due 12/15/09 (h)(n)
—	—	—	—	1,000,000	—	1,000,000	Series PA 958R-B, 9.361% due 12/15/09 (h)(n)
							Transportation Systems, Series B, MBIA-Insured, Call 12/15/11 @ 100:
—	—	—	—	—	2,000,000	2,000,000	6.000% due 12/15/19 (c)
—	—	—	—	—	18,310,000	18,310,000	5.000% due 12/15/21 (c)(d)
—	—	—	—	—	500,000	500,000	New Jersey State, EFA Revenue, Ramapo College, Series D, AMBAC-Insured, 5.000% due 7/1/25
$280,000	—	—	—	—	—	280,000	Passaic Valley, NJ, Sewage Commissioners, Sewer System, Series D, AMBAC-Insured, 5.750% due 12/1/07 (e)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	—	$9,699,940	$9,699,940
—	—	—	—	—	8,133,450	8,133,450
—	—	—	—	—	800,800	800,800
—	—	—	—	—	11,079,635	11,079,635

—	—	—	—	—	2,465,350	2,465,350

—	—	—	—	—	2,427,584	2,427,584
—	—	—	—	—	1,070,740	1,070,740
—	—	—	—	—	2,195,226	2,195,226
—	—	—	—	—	1,647,825	1,647,825
—	—	—	—	$2,243,860	—	2,243,860

—	—	—	—	3,126,750	—	3,126,750
—	—	—	—	1,250,700	—	1,250,700

—	—	—	—	—	2,250,700	2,250,700
—	—	—	—	—	19,656,334	19,656,334
—	—	—	—	—	523,020	523,020
$291,180	—	—	—	—	—	291,180

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	—	$2,200,000	$2,200,000	South Jersey Port Corp. New Jersey Revenue, Refunding, 5.000% due 1/1/23
							Tobacco Settlement Financing Corp.:
—	—	—	—	$5,000,000	—	5,000,000	6.750% due 6/1/39 (d)
—	—	—	—	—	45,265,000	45,265,000	Asset-Backed Bonds, 5.750% due 6/1/32 (d)

							Total New Jersey

New Mexico — 0.0%
$ 500,000	—	—	—	—	—	500,000	New Mexico Finance Authority State Transportation Revenue, Senior Lien, Series A, MBIA-Insured, 5.250% due 6/15/23
New York — 4.7%
—	—	—	—	1,250,000	—	1,250,000	Brookhaven, NY, IDA, Civic Facility Revenue, St. Joseph’s College, 6.000% due 12/1/20
—	—	—	—	2,000,000	—	2,000,000	Chautauqua, NY, TOB, Asset Securitization Corp., 6.750% due 7/1/40
—	—	—	—	1,000,000	—	1,000,000	Herkimer County, NY, IDA, Folts Adult Home, Series A, FHA-Insured, GNMA-Collateralized, 5.500% due 3/20/40
							Metropolitan Transportation Authority of New York:
							Dedicated Tax Fund, Series A, FGIC-Insured:
—	—	—	—	—	5,130,000	5,130,000	Call 11/15/11 @ 100, 5.250% due 11/15/23 (c)
—	—	—	—	—	10,465,000	10,465,000	Call 4/1/10 @ 100, 5.875% due 4/1/25 (c)
							Service Contract, Refunding Bonds, Series A:
1,800,000	—	—	—	—	—	1,800,000	AMBAC-Insured, 5.500% due 11/15/15
—	—	—	—	—	7,500,000	7,500,000	FGIC-Insured, 5.000% due 7/1/22
—	—	—	—	—	2,105,000	2,105,000	Monroe County, NY, AMBAC-Insured, 5.000% due 6/1/10
—	—	—	—	—	11,750,000	11,750,000	Nassau Health Care Corp., New York Health Systems Revenue, FSA-Insured, Call 8/1/09 @ 102, 5.500% due 8/1/19 (c)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	—	$2,291,476	$2,291,476

—	—	—	—	$5,590,200	—	5,590,200
—	—	—	—	—	47,259,829	47,259,829

$1,660,493	—	—	—	14,889,505	160,962,716	177,512,714

544,405	—	—	—	—	—	544,405

—	—	—	—	1,313,250	—	1,313,250
—	—	—	—	2,130,580	—	2,130,580
—	—	—	—	1,094,370	—	1,094,370

—	—	—	—	—	5,581,697	5,581,697
—	—	—	—	—	11,430,606	11,430,606

1,998,504	—	—	—	—	—	1,998,504
—	—	—	—	—	7,898,100	7,898,100
—	—	—	—	—	2,226,732	2,226,732
—	—	—	—	—	12,723,722	12,723,722

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
							New York City, NY:
—	—	—	—	—	$6,000,000	$6,000,000	COP, Transit Authority, Metropolitan Transportation Authority, Triborough Bridge & Tunnel Authority, AMBAC-Insured,
							Call 1/1/10 @ 101, 5.875% due 1/1/30 (c)
							GO:
$500,000	—	—	—	—	—	500,000	Series A, 5.750% due 8/1/16
750,000	—	—	—	—	—	750,000	Series D, FSA-Insured, 5.000% due 11/1/17
—	—	—	—	$1,000,000	—	1,000,000	Housing Development Corp., Capital Funding Program, New York City Housing Authority Program, Series A, FGIC-Insured, 5.000% due 7/1/17
—	—	—	—	—	5,000,000	5,000,000	HDC, MFH Revenue, Series A, 5.100% due 11/1/24
							Municipal Water Finance Authority, Water & Sewer System Revenue:
—	—	—	—	—	5,000,000	5,000,000	Series B, Call 6/15/10 @ 101, 6.000% due 6/15/33 (c)
—	—	—	—	—	3,000,000	3,000,000	Series B, Unrefunded Balance, 6.000% due 6/15/33
—	—	—	—	2,500,000	—	2,500,000	Series C, MBIA-Insured, 5.000% due 6/15/27
—	—	—	—	2,000,000	—	2,000,000	Series D, 5.000% due 6/15/38
265,000	—	—	—	—	—	265,000	TFA Revenue, Future Tax Secured, Series B, Call 5/15/10 @ 101, 6.125% due 11/15/14 (c)
							New York State Dormitory Authority Lease Revenue:
—	—	—	—	5,000,000	—	5,000,000	Mental Health Services Facilities, Series D, FGIC-Insured, 5.000% due 8/15/18 (d)
—	—	—	—	3,500,000	—	3,500,000	School District Financing Program, Series E, MBIA-Insured, 5.750% due 10/1/22 (d)
							State University Dormitory Facilities:
—	—	—	—	2,000,000	—	2,000,000	Call 7/1/12 @ 100, 5.375% due 7/1/18 (c)
250,000	—	—	—	—	—	250,000	Series A, Call 7/1/10 @ 101, 6.000% due 7/1/14 (c)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	—	$6,574,380	$6,574,380

$554,695	—	—	—	—	—	554,695
806,108	—	—	—	—	—	806,108
—	—	—	—	$1,077,970	—	1,077,970
—	—	—	—	—	5,206,200	5,206,200

—	—	—	—	—	5,542,300	5,542,300
—	—	—	—	—	3,312,780	3,312,780
—	—	—	—	2,662,175	—	2,662,175
—	—	—	—	2,095,180	—	2,095,180
294,995	—	—	—	—	—	294,995

—	—	—	—	5,380,750	—	5,380,750
—	—	—	—	3,872,365	—	3,872,365

—	—	—	—	2,198,000	—	2,198,000
277,355	—	—	—	—	—	277,355

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
							New York State Dormitory Authority Revenue:
—	—	—	—	—	$7,000,000	$7,000,000	Court Facilities, City of New York Issue, AMBAC-Insured, Call 5/15/10 @ 101, 5.750% due 5/15/30 (c)
—	—	—	—	—	2,660,000	2,660,000	Department of Education, 5.000% due 7/1/24
—	—	—	—	—	3,895,000	3,895,000	Maimonides Medical Center, MBIA-Insured, 5.000% due 8/1/24
—	—	—	—	$1,305,000	—	1,305,000	Series B, 7.500% due 5/15/11
—	—	—	—	—	10,000,000	10,000,000	State University Educational Facility, Series B, FSA-Insured, Call 5/15/10 @ 101, 5.500% due 5/15/30 (c)
							New York State Thruway Authority:
							Highway & Bridge, Series B-1, FGIC-Insured, Call 4/1/10 @ 101:
—	—	—	—	—	2,000,000	2,000,000	Toll Revenue Fund, 5.500% due 4/1/18 (c)
							Transportation Fund:
—	—	—	—	—	2,305,000	2,305,000	5.400% due 4/1/17 (c)
—	—	—	—	—	6,595,000	6,595,000	5.500% due 4/1/19 (c)
—	—	—	—	—	5,950,000	5,950,000	5.600% due 4/1/20 (c)
$1,750,000	—	—	—	—	—	1,750,000	State Personal Income Tax Revenue, Series A, Call 3/15/12 @ 100, 5.500% due 3/15/20 (c)
—	—	—	—	3,000,000	—	3,000,000	New York State Urban Development Corp. Revenue, Personal Income Tax Series C-1, FGIC-Insured, Call 3/15/13 @ 100, 5.500% due 3/15/21 (c)(d)
							Orange County, NY, IDA, Civic Facilities Revenue, Arden Hill Life Care Center Project, Series A:
—	—	—	—	1,000,000	—	1,000,000	7.000% due 8/1/21
—	—	—	—	1,000,000	—	1,000,000	7.000% due 8/1/31
—	—	—	—	1,250,000	—	1,250,000	Port Authority of New York & New Jersey, Special Obligation Revenue 5th Installment, 6.750% due 10/1/19 (a)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	—	$7,690,480	$7,690,480
—	—	—	—	—	2,802,363	2,802,363
—	—	—	—	—	4,113,743	4,113,743
—	—	—	—	$1,453,214	—	1,453,214
—	—	—	—	—	10,889,400	10,889,400

—	—	—	—	—	2,173,640	2,173,640

—	—	—	—	—	2,496,430	2,496,430
—	—	—	—	—	7,167,578	7,167,578
—	—	—	—	—	6,489,070	6,489,070
$1,931,842	—	—	—	—	—	1,931,842
—	—	—	—	3,347,400	—	3,347,400

—	—	—	—	1,056,600	—	1,056,600
—	—	—	—	1,054,770	—	1,054,770
—	—	—	—	1,261,512	—	1,261,512

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	$1,000,000	—	$1,000,000	Rensselaer County, NY, IDA, Albany International Corp., 7.550% due 7/15/07
—	—	—	—	—	$1,000,000	1,000,000	St. Lawrence County, NY, IDA, Civic Facility Revenue, St. Lawrence University Project, Series A, MBIA-Insured, 5.375% due 7/1/18
—	—	—	—	1,600,000	—	1,600,000	Tobacco Settlement Financing Corp., Callable Asset-Backed, Series A-1C, AMBAC-Insured, 5.250% due 6/1/22
							Triborough Bridge & Tunnel Authority:
—	—	—	—	1,260,000	—	1,260,000	Convention Center Project, Series E, 7.250% due 1/1/10
—	—	—	—	—	3,000,000	3,000,000	GO, Series B, Call 1/1/22 @ 100, 5.500% due 1/1/30 (c)
$750,000	—	—	—	—	—	750,000	Revenues, Refunding Bonds, Series B, 5.250% due 11/15/16

							Total New York

North Carolina — 1.2%
							Charlotte, NC:
							Governmental Facilities Projects, COP, Series G:
—	—	—	—	—	3,500,000	3,500,000	5.250% due 6/1/23
—	—	—	—	—	3,000,000	3,000,000	5.000% due 6/1/24
—	—	—	—	—	1,500,000	1,500,000	Water & Sewer Systems Revenue, Call 6/1/09 @ 101, 5.250% due 6/1/24 (c)
—	—	—	—	—	1,145,000	1,145,000	Dare County, NC, COP, AMBAC-Insured, 5.375% due 6/1/15
							Greensboro, NC, Combined Enterprise Systems Revenue, Series A:
—	—	—	—	—	515,000	515,000	5.125% due 6/1/20
—	—	—	—	—	250,000	250,000	5.125% due 6/1/21
							North Carolina Eastern Municipal Power Agency, Power System Revenue:
—	—	—	—	1,700,000	—	1,700,000	Refunding Bonds, Series B, ACA/CBI-Insured, 5.750% due 1/1/24 (d)
—	—	—	—	1,310,000	—	1,310,000	Series A, Call 1/1/22 @ 100, 6.000% due 1/1/26 (c)
—	—	—	—	2,500,000	—	2,500,000	Series D, 6.700% due 1/1/19

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	$1,038,870	—	$1,038,870
—	—	—	—	—	$1,059,500	1,059,500
—	—	—	—	1,725,648	—	1,725,648

—	—	—	—	1,356,592	—	1,356,592
—	—	—	—	—	3,479,970	3,479,970
$817,455	—	—	—	—	—	817,455

6,680,954	—	—	—	34,119,246	108,858,691	149,658,891

—	—	—	—	—	3,770,305	3,770,305
—	—	—	—	—	3,159,870	3,159,870
—	—	—	—	—	1,595,070	1,595,070
—	—	—	—	—	1,267,240	1,267,240

—	—	—	—	—	549,845	549,845
—	—	—	—	—	266,425	266,425

—	—	—	—	1,801,558	—	1,801,558
—	—	—	—	1,587,353	—	1,587,353
—	—	—	—	2,765,250	—	2,765,250

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	$5,000,000	—	$5,000,000	North Carolina Municipal Power Agency No. 1, Catawba Electricity Revenue, Series B, MBIA-Insured, 5.250% due 1/1/18 (d)
—	—	—	—	—	$14,500,000	14,500,000	North Carolina State, Public Improvement, Series A, Call 3/1/11 @ 102, 5.000% due 3/1/18 (c)

							Total North Carolina

North Dakota — 0.0%
—	—	—	—	—	1,000,000	1,000,000	Burliegh County, ND, Health Care Revenue, MedCenter One Inc., MBIA-Insured, 5.250% due 5/1/13
Ohio — 8.4%
							Akron, Bath, and Copley, OH, Joint Township Hospital District, Hospital Revenue, Akron General Medical Center Project, AMBAC-Insured:
—	—	—	—	—	12,230,000	12,230,000	5.375% due 1/1/17
—	—	—	—	—	1,500,000	1,500,000	5.375% due 1/1/22
—	—	—	—	—	2,550,000	2,550,000	Avon Lake, OH, City School District, FGIC-Insured, Call 12/1/09 @ 102, 5.500% due 12/1/26 (c)
—	—	—	—	—	2,840,000	2,840,000	Brecksville-Broadview Heights, OH, City School District, FGIC-Insured, 6.500% due 12/1/16
							Canton, OH, City School District:
—	—	—	—	—	6,000,000	6,000,000	GO, Variable Purpose, Series A, MBIA-Insured, Call 12/1/10 @ 100, 5.500% due 12/1/20 (c)(g)
—	—	—	—	—	5,500,000	5,500,000	Variable Purpose, Series A, MBIA-Insured, Call 12/1/10 @ 100, 5.625% due 12/1/23 (c)
—	—	—	—	3,130,000	—	3,130,000	Cincinnati, OH, City School District, GO, School Improvement, FSA-Insured, 5.250% due 6/1/16 (d)
							Clermont County, OH, Hospital Facilities Revenue, Refunding, Mercy Health Systems, Series B, AMBAC-Insured:
—	—	—	—	—	3,415,000	3,415,000	5.625% due 9/1/16
—	—	—	—	—	1,000,000	1,000,000	5.625% due 9/1/21

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	$5,410,250	—	$5,410,250
—	—	—	—	—	$15,704,660	15,704,660

—	—	—	—	11,564,411	26,313,415	37,877,826

—	—	—	—	—	1,031,230	1,031,230

—	—	—	—	—	12,630,043	12,630,043
—	—	—	—	—	1,548,450	1,548,450
—	—	—	—	—	2,775,930	2,775,930
—	—	—	—	—	2,958,513	2,958,513

—	—	—	—	—	6,514,560	6,514,560
—	—	—	—	—	6,001,490	6,001,490
—	—	—	—	3,418,993	—	3,418,993

—	—	—	—	—	3,575,915	3,575,915
—	—	—	—	—	1,046,370	1,046,370

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
							Cleveland, OH, Waterworks Revenue, First Mortgage, Series H, MBIA-Insured, Unrefunded Balance:
—	—	—	—	—	$20,000	$20,000	5.625% due 1/1/13
—	—	—	—	—	15,000	15,000	5.700% due 1/1/14
							Cuyahoga County, OH:
—	—	—	—	—	500,000	500,000	Health Care Facilities Revenue, Refunding, Judson Retirement Community, Series A, Call 11/15/06 @ 102, 7.000% due 11/15/10 (c)
—	—	—	—	$3,000,000	—	3,000,000	Hospital Facilities Revenue, Canton Inc. Project, 7.500% due 1/1/30 (d)
							Hospital Revenue:
—	—	—	—	—	1,000,000	1,000,000	Refunding & Improvement, MetroHealth Systems Project, MBIA-Insured, 5.625% due 2/15/17
—	—	—	—	—	5,935,000	5,935,000	Refunding MetroHealth System, Series A, MBIA-Insured, 5.250% due 2/15/19
							University Hospitals Health System Inc., AMBAC-Insured:
—	—	—	—	—	2,500,000	2,500,000	5.400% due 1/15/19
—	—	—	—	—	9,000,000	9,000,000	5.500% due 1/15/30
—	—	—	—	—	660,000	660,000	Delaware County, OH, Health Care Facilities Revenue, Centrum at Willow Brook, FHA-Insured, 6.550% due 2/1/35
—	—	—	—	—	3,290,000	3,290,000	Erie County, OH, Garbage Refuse Landfill Improvement, FSA-Insured, 5.250% due 12/1/24
—	—	—	—	1,000,000	—	1,000,000	Franklin County, OH, Mortgage Revenue, Villas at St. Therese, Series E, GNMA-Collateralized, 5.900% due 6/20/39
—	—	—	—	—	915,000	915,000	Greater Cincinnati, OH, Elderly HDC Mortgage Revenue, Cambridge Apartments, Series A, FHA-Insured, 6.600% due 8/1/25
—	—	—	—	—	5,400,000	5,400,000	Greene County, OH, Sewer Systems Revenue, Government Enterprise, AMBAC-Insured, Call 12/1/10 @ 101, 5.625% due 12/1/25 (c)
—	—	—	—	350,000	—	350,000	Green Springs, OH, Health Care Facilities Revenue, St. Francis Health Care Center Project, Series A, 7.125% due 5/15/25

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	—	$20,551	$20,551
—	—	—	—	—	15,383	15,383

—	—	—	—	—	522,080	522,080
—	—	—	—	$3,342,270	—	3,342,270

—	—	—	—	—	1,037,390	1,037,390
—	—	—	—	—	6,109,786	6,109,786

—	—	—	—	—	2,661,900	2,661,900
—	—	—	—	—	9,479,250	9,479,250
—	—	—	—	—	674,322	674,322
—	—	—	—	—	3,564,189	3,564,189
—	—	—	—	1,061,680	—	1,061,680
—	—	—	—	—	920,206	920,206
—	—	—	—	—	5,938,110	5,938,110
—	—	—	—	305,067	—	305,067

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
							Hamilton County, OH:
—	—	—	—	—	$2,515,000	$2,515,000	Hospital Facilities Revenue, Cincinnati Children’s Hospital, Series J, FGIC-Insured, 5.000% due 5/15/24
—	—	—	—	$2,925,000	—	2,925,000	Mortgage Revenue, Refunding Bonds, Judson Care Center, Series A, FHA-Insured, 6.500% due 8/1/26
							Sales Tax Revenue:
—	—	—	—	—	3,135,000	3,135,000	Series B, AMBAC-Insured, 5.250% due 12/1/18
							Sub-Series B, AMBAC-Insured:
—	—	—	—	—	3,610,000	3,610,000	5.250% due 12/1/19
—	—	—	—	—	12,650,000	12,650,000	5.250% due 12/1/32
—	—	—	—	—	2,000,000	2,000,000	Lakewood, OH, GO, AMBAC-Insured, 5.250% due 12/1/21
—	—	—	—	—	1,000,000	1,000,000	Lorain County, OH, Hospital Revenue, Catholic Healthcare, 5.500% due 10/1/17
							Lucas County, OH, Hospital Revenue, Promedica Healthcare Obligation Group, AMBAC-Insured:
—	—	—	—	—	10,000,000	10,000,000	5.375% due 11/15/23
—	—	—	—	—	19,550,000	19,550,000	5.375% due 11/15/29 (d)
—	—	—	—	—	1,000,000	1,000,000	Madison, OH, Local School District, Butler County, MBIA-Insured, State Aid Withholding, 5.750% due 12/1/26
							Mason, OH, COP, Municipal Facilities Project, MBIA-Insured:
—	—	—	—	—	1,025,000	1,025,000	5.000% due 12/1/17
—	—	—	—	—	1,075,000	1,075,000	5.000% due 12/1/18
—	—	—	—	—	1,080,000	1,080,000	5.000% due 12/1/19
—	—	—	—	—	515,000	515,000	Miami County, OH, Hospital Facility, Refunding & Improvement, Upper Valley Medical Center, Series A, 6.000% due 5/15/06
—	—	—	—	—	4,325,000	4,325,000	Milford, OH, Exempt Village School District, School Improvement, FSA-Insured, 5.125% due 12/1/30

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	—	$2,662,153	$2,662,153
—	—	—	—	$3,050,687	—	3,050,687

—	—	—	—	—	3,343,070	3,343,070

—	—	—	—	—	3,849,596	3,849,596
—	—	—	—	—	13,320,829	13,320,829
—	—	—	—	—	2,137,640	2,137,640
—	—	—	—	—	1,074,600	1,074,600

—	—	—	—	—	10,575,500	10,575,500
—	—	—	—	—	20,585,368	20,585,368
—	—	—	—	—	1,083,010	1,083,010

—	—	—	—	—	1,080,309	1,080,309
—	—	—	—	—	1,133,007	1,133,007
—	—	—	—	—	1,137,704	1,137,704
—	—	—	—	—	516,427	516,427
—	—	—	—	—	4,531,519	4,531,519

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
							New Albany, OH, Community Authority, Community Facilities Revenue, Series B, AMBAC-Insured:
—	—	—	—	—	$2,700,000	$2,700,000	5.125% due 10/1/21
—	—	—	—	—	5,500,000	5,500,000	5.200% due 10/1/24
							New Albany Plain Local School District, FGIC-Insured:
—	—	—	—	—	775,000	775,000	Call 6/1/12 @ 100, 5.000% due 12/1/25 (c)
—	—	—	—	—	4,225,000	4,225,000	Unrefunded Balance, 5.000% due 12/1/25
—	—	—	—	—	1,630,000	1,630,000	New Lexington, OH, City School District, School Improvement, 5.375% due 12/1/21
—	—	—	—	—	17,750,000	17,750,000	Ohio State Air Quality Development Authority Revenue, Cleveland Pollution Control, Series A, 6.000% due 12/1/13 (d)
—	—	—	—	—	13,000,000	13,000,000	Ohio State GO, Common Schools, Series D, 2.450% due 9/14/07 (h)
—	—	—	—	—	6,900,000	6,900,000	Ohio State Water Development Authority, PCR, Refunding, Dayton Power & Light Co., Series A, FGIC-Insured, 4.800% due 1/1/34
							Ohio State:
—	—	—	—	—	2,725,000	2,725,000	Building Authority, State Facilities, Administration Building Fund Projects, Series A, Call 10/1/08 @ 101, 5.000% due 10/1/15 (c)
							Higher Educational Facility Commission Revenue:
—	—	—	—	—	2,875,000	2,875,000	John Carroll University Project, Call 4/1/09 @ 102, 5.850% due 4/1/20 (c)
—	—	—	—	—	6,000,000	6,000,000	Oberlin College Project, 5.125% due 10/1/24
							University of Dayton Project, AMBAC-Insured:
—	—	—	—	—	3,380,000	3,380,000	5.500% due 12/1/25
—	—	—	—	—	11,710,000	11,710,000	5.500% due 12/1/30
							Water Development Authority Revenue:
—	—	—	—	$4,670,000	—	4,670,000	9.375% due 12/1/10 (d)(e)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	—	$2,871,342	$2,871,342
—	—	—	—	—	5,877,300	5,877,300

—	—	—	—	—	832,459	832,459
—	—	—	—	—	4,425,223	4,425,223
—	—	—	—	—	1,774,548	1,774,548
—	—	—	—	—	18,515,912	18,515,912
—	—	—	—	—	12,773,540	12,773,540
—	—	—	—	—	7,003,293	7,003,293

—	—	—	—	—	2,855,255	2,855,255

—	—	—	—	—	3,127,396	3,127,396
—	—	—	—	—	6,409,020	6,409,020

—	—	—	—	—	3,652,327	3,652,327
—	—	—	—	—	12,600,545	12,600,545

—	—	—	—	$5,216,250	—	5,216,250

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	—	$2,390,000	$2,390,000	Fresh Water Improvement, 5.000% due 12/1/25
—	—	—	—	—	1,305,000	1,305,000	River Valley, OH, Local School District, School Facilities Construction & Improvement, FSA-Insured, 5.250% due 11/1/21
—	—	—	—	—	7,410,000	7,410,000	Steubenville, OH, Hospital Facilities Revenue, Refunding & Improvement, Trinity Health System Obligated Group, 6.500% due 10/1/30
							University of Cincinnati, OH, General Receipts, Series A, FGIC-Insured:
—	—	—	—	—	2,000,000	2,000,000	5.000% due 6/1/20
—	—	—	—	—	2,500,000	2,500,000	5.000% due 6/1/21
—	—	—	—	—	6,310,000	6,310,000	5.250% due 6/1/24
—	—	—	—	—	3,250,000	3,250,000	Warrensville Heights, OH, City School District, School Improvement, FGIC-Insured, 5.750% due 12/1/24
							Waterloo, OH, Local School District, GO, Classroom Facilities Improvement, FGIC-Insured:
—	—	—	—	—	2,000,000	2,000,000	Call 12/1/11 @ 100, 5.125% due 12/1/24 (c)
—	—	—	—	—	3,000,000	3,000,000	State Aid Withholding, Call 12/1/11 @ 100, 5.125% due 12/1/21 (c)

							Total Ohio

Oklahoma — 0.4%
—	—	—	—	—	1,500,000	1,500,000	Pottawatomie County, OK, Development Authority Water Revenue, North Dear Creek Reservoir Project, AMBAC-Insured, 5.000% due 7/1/23
—	—	—	—	$390,000	—	390,000	Rogers County, OK, HFA, MFH Revenue, Refunding Bonds, Series A, FHA-Insured, FNMA-Collateralized, 7.750% due 8/1/23
							Tulsa, OK:
							GO:
—	—	—	—	—	2,100,000	2,100,000	5.000% due 3/1/18
—	—	—	—	—	2,100,000	2,100,000	5.000% due 3/1/19
—	—	—	—	—	2,000,000	2,000,000	5.000% due 3/1/20

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	—	$2,540,761	$2,540,761
—	—	—	—	—	1,393,649	1,393,649
—	—	—	—	—	8,148,332	8,148,332

—	—	—	—	—	2,111,700	2,111,700
—	—	—	—	—	2,635,375	2,635,375
—	—	—	—	—	6,730,688	6,730,688
—	—	—	—	—	3,563,105	3,563,105

—	—	—	—	—	2,159,040	2,159,040
—	—	—	—	—	3,238,560	3,238,560

—	—	—	—	$16,394,947	250,264,540	266,659,487

—	—	—	—	—	1,591,440	1,591,440
—	—	—	—	392,886	—	392,886

—	—	—	—	—	2,187,045	2,187,045
—	—	—	—	—	2,183,895	2,183,895
—	—	—	—	—	2,076,900	2,076,900

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	$3,960,000	—	$3,960,000	PFA, Lease Payment Revenue, Refunding Bonds, Assembly Center, 6.600% due 7/1/14 (d)
—	—	—	—	—	$1,000,000	1,000,000	Woods County, OK, IDA, IDR, Refunding, Cargill Inc. Project, 6.250% due 10/1/14

							Total Oklahoma

Oregon — 1.5%
							Clackamas County, OR:
							Hospital Facilities Authority Revenue:
—	—	—	—	—	8,000,000	8,000,000	Legacy Health System, 5.250% due 5/1/21
—	—	—	—	—	2,000,000	2,000,000	Refunding, Legacy Health System, 5.750% due 5/1/15
—	—	—	—	—	6,665,000	6,665,000	School District Number 007J, Lake Oswego, MBIA-Insured, Call 6/1/11 @ 100, 5.000% due 6/1/22 (c)
—	—	—	—	1,000,000	—	1,000,000	Klamath Falls, OR, Inter Community Hospital Authority Revenue, Refunding Bonds, Merle West Medical Center Project, 6.250% due 9/1/31
							Multnomah County, OR, Hospital Facilities Authority Revenue, Providence Health Systems:
$1,000,000	—	—	—	—	—	1,000,000	5.250% due 10/1/16
1,000,000	—	—	—	—	—	1,000,000	5.250% due 10/1/20
							Oregon State:
—	—	—	—	—	2,000,000	2,000,000	Department of Administrative Services, Lottery Revenue, Series A, FSA-Insured, Call 4/1/12 @ 100, 5.500% due 4/1/18 (c)
—	—	—	—	—	3,000,000	3,000,000	Department of Transportation Highway User Tax Revenue, Series A, 5.125% due 11/15/26
—	—	—	—	—	4,890,000	4,890,000	Veterans Welfare, Series 82, 5.375% due 12/1/31
—	—	—	—	930,000	—	930,000	Port of Umatilla, OR, Water Revenue, LOC-Bank of America NA, 6.650% due 8/1/22 (a)
							Portland, OR:
—	—	—	—	—	2,885,000	2,885,000	Community College District, Series A, Call 6/1/11 @ 100, 5.000% due 6/1/18 (c)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	$4,505,807	—	$4,505,807
—	—	—	—	—	$1,012,140	1,012,140

—	—	—	—	4,898,693	9,051,420	13,950,113

—	—	—	—	—	8,424,720	8,424,720
—	—	—	—	—	2,183,800	2,183,800
—	—	—	—	—	7,113,554	7,113,554
—	—	—	—	1,083,360	—	1,083,360

$1,093,770	—	—	—	—	—	1,093,770
1,082,430	—	—	—	—	—	1,082,430

—	—	—	—	—	2,203,420	2,203,420
—	—	—	—	—	3,200,100	3,200,100
—	—	—	—	—	4,972,837	4,972,837
—	—	—	—	941,950	—	941,950

—	—	—	—	—	3,072,035	3,072,035

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	$500,000	—	$500,000	Housing Authority, Multi-Family Revenue, Cherry Ridge Project, LOC-U.S. Bank NA, 6.250% due 5/1/12 (a)
—	—	—	—	1,000,000	—	1,000,000	Wasco County, OR, Solid Waste Disposal Revenue, Waste Connections Inc. Project, 7.250% due 3/1/21 (a)
							Washington County, OR, GO, Call 6/1/11 @ 100:
—	—	—	—	—	$4,330,000	4,330,000	5.000% due 6/1/21 (c)
—	—	—	—	—	6,490,000	6,490,000	5.125% due 6/1/23 (c)

							Total Oregon

Pennsylvania — 2.4%
							Dauphin County, PA:
—	—	—	—	1,500,000	—	1,500,000	General Authority Revenue, Office & Packaging, 6.000% due 1/1/25
—	—	—	—	2,400,000	—	2,400,000	IDA, Dauphin Consolidated Water Supply Co., Series A, 6.900% due 6/1/24 (a)
—	—	—	—	3,335,000	—	3,335,000	Delaware River Port Authority PA & NJ, R-B RITES, Series PA 964, 7.912% due 1/1/10 (d)(h)(n)
—	—	—	—	2,170,000	—	2,170,000	Harrisburg, PA, Redevelopment Authority, First Mortgage Office Building, Call 5/15/12 @ 100, 6.750% due 5/15/25 (c)
							Kennett, PA, Consolidated School District, Series A, FGIC-Insured, State Aid Withholding, Call 2/15/12 @ 100:
—	—	—	—	—	1,040,000	1,040,000	5.000% due 2/15/18 (c)
—	—	—	—	—	1,270,000	1,270,000	5.100% due 2/15/19 (c)
—	—	—	—	—	1,350,000	1,350,000	5.125% due 2/15/20 (c)
—	—	—	—	—	1,535,000	1,535,000	5.125% due 2/15/21 (c)
—	—	—	—	—	1,680,000	1,680,000	5.200% due 2/15/23 (c)
—	—	—	—	1,000,000	—	1,000,000	Lancaster County, PA, Hospital Authority Revenue, Health Center, Willow Valley Retirement Project, 5.875% due 6/1/31
—	—	—	—	1,150,000	—	1,150,000	Lancaster, PA, IDA Revenue, Garden Spot Village Project, Series A, 7.625% due 5/1/31

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	$500,285	—	$500,285
—	—	—	—	1,075,150	—	1,075,150

—	—	—	—	—	$4,610,714	4,610,714
—	—	—	—	—	6,949,167	6,949,167

$2,176,200	—	—	—	3,600,745	42,730,347	48,507,292

—	—	—	—	1,364,595	—	1,364,595
—	—	—	—	3,038,400	—	3,038,400
—	—	—	—	3,966,182	—	3,966,182
—	—	—	—	2,454,791	—	2,454,791

—	—	—	—	—	1,116,190	1,116,190
—	—	—	—	—	1,369,784	1,369,784
—	—	—	—	—	1,457,852	1,457,852
—	—	—	—	—	1,657,631	1,657,631
—	—	—	—	—	1,820,918	1,820,918
—	—	—	—	1,051,790	—	1,051,790
—	—	—	—	1,242,609	—	1,242,609

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
					$5,500,000	$5,500,000	Lebanon County, PA, Health Facilities Authority Revenue, Hospital, Good Samaritan Hospital Project, 5.800% due 11/15/22
—	—	—	—	$1,000,000	—	1,000,000	Montgomery County, PA, Higher Education & Health Authority Revenue, Temple Continuing Care Center, 6.750% due 7/1/29 (j)
—	—	—	—	1,000,000	—	1,000,000	New Morgan, PA, Municipal Authority Office Revenue, Commonwealth Office Project, Series A, 6.500% due 6/1/25
—	—	—	—	—	1,605,000	1,605,000	Northampton County, PA General Purpose Authority Revenue County Agreement, FSA-Insured, 5.000% due 10/1/19
							Pennsylvania Economic Development Financing Authority, Resource Recovery Revenue, Northampton Generating, Sub-Series C:
—	—	—	—	—	1,400,000	1,400,000	6.875% due 1/1/11 (a)
—	—	—	—	—	12,000,000	12,000,000	6.950% due 1/1/21 (a)
							Pennsylvania State Higher EFA Revenue, Series A:
—	—	—	—	985,000	—	985,000	Student Association, Inc. Project, 6.750% due 9/1/32
—	—	—	—	1,000,000	—	1,000,000	UPMC Health Systems, 6.000% due 1/15/31
							Philadelphia, PA:
							Hospitals & Higher EFA:
—	—	—	—	1,025,000	—	1,025,000	Hospital Revenue, Presbyterian Medical Center, 6.650% due 12/1/19 (e)
—	—	—	—	—	500,000	500,000	Revenue, Refunding, Pennsylvania Hospital, 6.250% due 7/1/06 (e)
							School District, GO, Series A, FSA-Insured, State Aid Withholding, Call 2/1/11 @ 100:
—	—	—	—	—	855,000	855,000	5.750% due 2/1/17 (c)
—	—	—	—	—	755,000	755,000	5.750% due 2/1/20 (c)
—	—	—	—	—	565,000	565,000	5.750% due 2/1/21 (c)
—	—	—	—	—	11,600,000	11,600,000	5.750% due 2/1/30 (c)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	—	$5,846,500	$5,846,500
—	—	—	—	$60,000	—	60,000
—	—	—	—	1,017,660	—	1,017,660
—	—	—	—	—	1,701,733	1,701,733

—	—	—	—	—	1,404,116	1,404,116
—	—	—	—	—	12,037,200	12,037,200

—	—	—	—	1,036,122	—	1,036,122
—	—	—	—	1,095,840	—	1,095,840

—	—	—	—	1,247,691	—	1,247,691
—	—	—	—	—	504,645	504,645

—	—	—	—	—	939,466	939,466
—	—	—	—	—	829,587	829,587
—	—	—	—	—	620,816	620,816
—	—	—	—	—	12,745,964	12,745,964

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	—	$12,915,000	$12,915,000	State Public School Building Authority Pennsylvania School Revenue, Lease, Philadelphia School District Project, FSA-Insured, 5.250% due 6/1/24

							Total Pennsylvania

Puerto Rico — 0.3%
—	$300,000	—	$970,000	—	—	1,270,000	Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, 10.250% due 7/1/09 (e)
$ 250,000	—	—	—	—	—	250,000	Puerto Rico Commonwealth Infrastructure Financing Authority, Series C, AMBAC-Insured, 5.500% due 7/1/25
							Puerto Rico Electric Power Authority Revenue:
—	—	—	3,000,000	—	—	3,000,000	Series II, MBIA-Insured, 5.375% due 7/1/19 (d)
—	—	—	—	$2,000,000	—	2,000,000	Series RR, 5.000% due 7/1/25
							Puerto Rico Housing Bank & Finance Agency:
—	500,000	—	1,200,000	—	—	1,700,000	7.500% due 12/1/06
—	300,000	—	—	—	—	300,000	Single-Family Mortgage Revenue, Affordable Housing Mortgage, Portfolio I, GNMA/FNMA/FHLMC-Collateralized, 6.250% due 4/1/29 (a)
—	1,000,000	—	—	—	—	1,000,000	Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities, Series A, Ryder Memorial Hospital Project, 6.700% due 5/1/24
—	200,000	—	—	—	—	200,000	Puerto Rico Port Authority Revenue, Special Facilities, American Airlines Inc., Series A, 6.250% due 6/1/26 (a)

							Total Puerto Rico

Rhode Island — 0.5%
							Providence, RI:
—	—	—	—	3,270,000	—	3,270,000	RDA Revenue, Refunding Bonds, Public Safety Building Project, Series A, AMBAC-Insured, 5.000% due 4/1/24 (d)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	—	$13,920,820	$13,920,820

—	—	—	—	$17,575,680	57,973,222	75,548,902

—	$333,306	—	$1,077,689	—	—	1,410,995
$296,763	—	—	—	—	—	296,763

—	—	—	3,299,460	—	—	3,299,460
—	—	—	—	2,139,860	—	2,139,860

—	511,775	—	1,228,260	—	—	1,740,035
—	303,345	—	—	—	—	303,345
—	1,001,540	—	—	—	—	1,001,540
—	162,766	—	—	—	—	162,766

296,763	2,312,732	—	5,605,409	2,139,860	—	10,354,764

—	—	—	—	3,463,126	—	3,463,126

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	$980,000	—	$980,000	Special Obligation, Tax Increment, Series D, Call 6/1/06 @ 102, 6.650% due 6/1/16 (c)
—	—	—	—	3,900,000	—	3,900,000	Rhode Island Health & Education Building Corp., Refunding Bonds, Health Facilities, St. Antoine Residence, Series A, 6.125% due 11/15/18 (d)
							Rhode Island State Economic Development Corp.:
—	—	—	—	—	$3,000,000	3,000,000	Airport Revenue, Series B, FGIC-Insured, Call 7/1/10 @ 101, 6.000% due 7/1/28 (c)
—	—	—	—	3,400,000	—	3,400,000	Revenue, Providence Plaza Mall, Senior Notes, Radian-Insured, 6.125% due 7/1/20 (d)

							Total Rhode Island

South Carolina — 7.0%
							Charleston County, SC, GO, Refunding & Capital Improvement:
—	—	—	—	—	1,520,000	1,520,000	Call 5/1/09 @ 101, 5.250% due 5/1/21 (c)
—	—	—	—	—	350,000	350,000	Unrefunded Balance, 5.250% due 5/1/21
—	—	—	—	—	7,000,000	7,000,000	Dorchester County, SC, School District Number 2, Installment Purchase Revenue, Growth Remedy Opportunity Tax Hike, 5.250% due 12/1/29
							Greenville County, SC, School District Installment Purchase:
							Refunding, Building Equity Sooner For Tomorrow:
—	—	—	—	—	104,825,000	104,825,000	5.500% due 12/1/28 (d)
—	—	—	—	—	7,195,000	7,195,000	Call 12/1/12 @ 101, 6.000% due 12/1/20 (c)
—	—	—	—	—	9,860,000	9,860,000	Revenue, Building Equity Sooner for Tomorrow, Call 12/1/12 @ 101, 5.875% due 12/1/19 (c)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	$1,006,548	—	$1,006,548
—	—	—	—	4,121,988	—	4,121,988

—	—	—	—	—	$3,296,490	3,296,490
—	—	—	—	3,744,284	—	3,744,284

—	—	—	—	12,335,946	3,296,490	15,632,436

—	—	—	—	—	1,615,319	1,615,319
—	—	—	—	—	370,111	370,111
—	—	—	—	—	7,354,900	7,354,900

—	—	—	—	—	113,349,369	113,349,369
—	—	—	—	—	8,202,732	8,202,732
—	—	—	—	—	11,168,225	11,168,225

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	—	$3,500,000	$3,500,000	Medical University South Carolina Hospital Authority, Hospital Facilities Revenue, Refunding, Series A, FHA/MBIA-Insured, 5.000% due 8/15/31
							Piedmont, SC, Municipal Power Agency, Electric Revenue:
—	—	—	—	$565,000	—	565,000	Refunding Bonds, FGIC-Insured, 6.750% due 1/1/20 (e)
—	—	—	—	670,000	—	670,000	Unrefunded Balance, 6.750% due 1/1/20
—	—	—	—	1,000,000	—	1,000,000	Richland County, SC, Environmental Improvement Revenue, International Paper Co. Project, 6.100% due 4/1/23 (a)
—	—	—	—	—	2,470,000	2,470,000	South Carolina Jobs EDA Revenue, Myrtle Beach Convention, Sub-Series B, MBIA-Insured, 5.250% due 4/1/26
—	—	—	—	2,500,000	10,000,000	12,500,000	South Carolina State Public Service Authority Revenue, Santee Cooper, Series A, 5.000% due 1/1/36
							South Carolina Transportation Infrastructure Bank Revenue,
							Series A, AMBAC-Insured, Call 10/1/11 @ 100:
—	—	—	—	—	27,250,000	27,250,000	5.100% due 10/1/27 (c)(d)
—	—	—	—	—	27,500,000	27,500,000	5.125% due 10/1/31 (c)(d)

							Total South Carolina

Tennessee — 2.9%
							Chattanooga, TN:
							Electric Revenue:
—	—	—	—	—	1,600,000	1,600,000	5.200% due 9/1/16
—	—	—	—	—	1,600,000	1,600,000	5.250% due 9/1/17
—	—	—	—	—	1,600,000	1,600,000	5.250% due 9/1/18
—	—	—	—	—	6,300,000	6,300,000	5.375% due 9/1/25
—	—	—	—	—	18,000,000	18,000,000	IDB Lease, Rent Revenue, AMBAC-Insured, 5.625% due 10/1/30 (d)
—	—	—	—	—	1,000,000	1,000,000	Franklin, TN, IDB, MFH Revenue, Refunding, Landings Apartment Project, Series A, FSA-Insured, 5.900% due 10/1/16
—	—	—	—	—	11,000,000	11,000,000	Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue, 7.750% due 8/1/17

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	—	$3,651,795	$3,651,795

—	—	—	—	$727,358	—	727,358
—	—	—	—	858,404	—	858,404
—	—	—	—	1,069,430	—	1,069,430
—	—	—	—	—	2,616,348	2,616,348
—	—	—	—	2,645,075	10,580,300	13,225,375

—	—	—	—	—	29,255,327	29,255,327
—	—	—	—	—	29,558,375	29,558,375

—	—	—	—	5,300,267	217,722,801	223,023,068

—	—	—	—	—	1,703,312	1,703,312
—	—	—	—	—	1,706,592	1,706,592
—	—	—	—	—	1,703,872	1,703,872
—	—	—	—	—	6,735,960	6,735,960
—	—	—	—	—	19,281,780	19,281,780
—	—	—	—	—	1,028,450	1,028,450
—	—	—	—	—	11,403,700	11,403,700

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
							Memphis-Shelby County, TN, Sports Authority Inc., Revenue, Memphis Arena Projects, AMBAC-Insured:
—	—	—	—	—	$6,915,000	$6,915,000	Series A, 5.125% due 11/1/22
—	—	—	—	—	5,665,000	5,665,000	Series B, 5.125% due 11/1/21
—	—	—	—	—	14,000,000	14,000,000	Tennessee Housing Development Agency, Mortgage Finance Program, Series A, 5.200% due 7/1/23
							Tennessee State:
							GO, Series A, Call 3/1/10 @ 100:
—	—	—	—	—	3,810,000	3,810,000	5.250% due 3/1/17 (c)
—	—	—	—	—	4,000,000	4,000,000	5.250% due 3/1/18 (c)
—	—	—	—	—	7,300,000	7,300,000	School Board Authority, Higher Educational Facilities, Second Program, Series A, Call 5/1/10 @ 100, 5.625% due 5/1/30 (c)
							Williamson County, TN, GO, Refunding:
—	—	—	—	—	1,500,000	1,500,000	5.000% due 3/1/18
—	—	—	—	—	1,895,000	1,895,000	Rural School, 5.000% due 3/1/18

							Total Tennessee

Texas — 3.2%
—	—	—	—	$3,000,000	—	3,000,000	Alliance Airport Authority, Special Facilities Revenue, American Airlines Inc. Project, 7.500% due 12/1/29 (a)
							Austin, TX:
$ 500,000	—	—	—	—	—	500,000	Airport System Revenue, Refunding, Prior Lien, MBIA-Insured, 5.250% due 11/15/17
—	—	—	—	2,250,000	—	2,250,000	Convention Enterprises, Inc., Convention Center, First Tier, Series A, 6.700% due 1/1/32
							Bexar County, TX:
—	—	—	—	1,500,000	—	1,500,000	Health Facilities Development Corp. Revenue, Army Retirement Residence Project, 6.300% due 7/1/32
							Housing Finance Corp., MFH Revenue:
—	—	—	—	1,450,000	—	1,450,000	New Light Village, Series A-1, GNMA-Collateralized, 5.900% due 2/20/38

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	—	$7,390,614	$7,390,614
—	—	—	—	—	6,068,348	6,068,348
—	—	—	—	—	14,636,160	14,636,160

—	—	—	—	—	4,059,479	4,059,479
—	—	—	—	—	4,261,920	4,261,920
—	—	—	—	—	7,901,374	7,901,374

—	—	—	—	—	1,586,070	1,586,070
—	—	—	—	—	2,003,735	2,003,735

—	—	—	—	—	91,471,366	91,471,366

—	—	—	—	$2,816,940	—	2,816,940

$542,420	—	—	—	—	—	542,420
—	—	—	—	2,412,068	—	2,412,068

—	—	—	—	1,597,035	—	1,597,035

—	—	—	—	1,553,501	—	1,553,501

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	$1,000,000	—	$1,000,000	Waters at Northern Hills Apartments, Series A, MBIA-Insured, 6.050% due 8/1/36
—	—	—	—	—	$1,000,000	1,000,000	Brazos County, TX, Health Facility Development Corp., Franciscan Services Corp., Obligation Group, Series A, MBIA-Insured, 5.375% due 1/1/17
							Brazos River, TX, Harbor Navigation District:
—	—	—	—	5,000,000	—	5,000,000	BASF Corp. Project, 6.750% due 2/1/10 (d)
—	—	—	—	5,000,000	—	5,000,000	Brazoria County Environmental, Dow Chemical Co. Project, Series A-7, 6.625% due 5/15/33 (a)(d)
—	—	—	—	—	2,600,000	2,600,000	Brownsville, TX, Naval District, Refunding, Union Carbide Corp. Project, 5.100% due 1/1/12
—	—	—	—	—	5,520,000	5,520,000	Burleson, TX, ISD, GO, Unrefunded Balance, PSF-Guaranteed, 6.750% due 8/1/24
—	—	—	—	3,500,000	6,470,000	9,970,000	Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement, 6.375% due 5/1/35 (a)
							El Paso County, TX, Housing Finance Corp., MFH Revenue, Series A:
—	—	—	—	3,000,000	—	3,000,000	American Village Communities, 6.375% due 12/1/32
—	—	—	—	2,390,000	—	2,390,000	La Plaza Apartments, 6.750% due 7/1/30
							Fort Worth, TX, Housing Finance Corp., GNMA-Collateralized:
—	—	—	—	3,965,000	—	3,965,000	MFH, Villas Eastwood Terrace, 6.000% due 8/20/43 (d)
—	—	—	—	25,000	—	25,000	Single-Family Mortgage Revenue, Capital Appreciation, Series A, zero coupon bond to yield 8.192% due 6/1/21 (a)(m)
—	—	—	—	1,775,000	—	1,775,000	Galveston, TX, Special Contract Revenue, Refunding Bonds, Farmland Industries, Inc. Project, 5.500% due 5/1/15

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	$1,018,260	—	$1,018,260
—	—	—	—	—	$1,040,240	1,040,240

—	—	—	—	5,556,100	—	5,556,100
—	—	—	—	5,612,550	—	5,612,550
—	—	—	—	—	2,565,082	2,565,082
—	—	—	—	—	5,592,478	5,592,478
—	—	—	—	2,844,170	5,257,651	8,101,821

—	—	—	—	3,067,140	—	3,067,140
—	—	—	—	2,508,568	—	2,508,568

—	—	—	—	4,345,402	—	4,345,402
—	—	—	—	7,300	—	7,300
—	—	—	—	1,865,862	—	1,865,862

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	$1,000,000	—	$1,000,000	Grand Prairie, TX, Housing Finance Corp., MFH Revenue, Landings of Carrier Project, Series A, GNMA-Collateralized, 6.750% due 9/20/32
—	—	—	—	5,000,000	—	5,000,000	Gulf Coast, IDA, Texas Solid Waste Disposal Revenue, Citgo Petroleum Project, 8.000% due 4/1/28 (a)(d)
—	—	—	—	—	$1,200,000	1,200,000	Gulf Coast Waste Disposal Authority, PCR, Refunding, Union Carbide Corp. Project, 5.100% due 1/1/12
							Harris County, TX, Health Facilities Development Corp.:
—	—	—	—	—	2,410,000	2,410,000	Hospital, Texas Children’s Hospital Project, Revenue, Series A, 5.375% due 10/1/16
—	—	—	—	—	2,000,000	2,000,000	School Health Care System, Revenue, Series B, 5.750% due 7/1/27 (e)
$1,100,000	—	—	—	—	—	1,100,000	Hidalgo County, TX, GO, Certificates of Obligation, FGIC-Insured, 5.500% due 8/15/16
							Houston, TX:
—	—	—	—	—	1,045,000	1,045,000	Community College System Revenue, Student Fee, MBIA-Insured, Call 4/15/07 @ 100, 5.650% due 4/15/15 (c)
85,000	—	—	—	—	—	85,000	GO, Refunding Bonds, Public Improvement, FSA-Insured, 5.750% due 3/1/17
1,000,000	—	—	—	—	—	1,000,000	Keller, TX, GO, ISD, Refunding Bonds, 5.250% due 8/15/22
							Lubbock, TX, Health Facilities Development Corp. Revenue, St. Joseph Health Systems:
—	—	—	—	—	2,500,000	2,500,000	5.250% due 7/1/13
—	—	—	—	—	3,635,000	3,635,000	5.250% due 7/1/14
—	—	—	—	—	1,000,000	1,000,000	Midland County, TX, Hospital District Revenue, Refunding, AMBAC-Insured, 5.375% due 6/1/16
							Midlothian, TX, Development Authority, Tax Increment Contract Revenue:
—	—	—	—	1,840,000	—	1,840,000	6.700% due 11/15/23
—	—	—	—	2,000,000	—	2,000,000	7.875% due 11/15/26

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	$1,116,000	—	$1,116,000
—	—	—	—	5,634,500	—	5,634,500
—	—	—	—	—	$1,183,884	1,183,884

—	—	—	—	—	2,532,042	2,532,042
—	—	—	—	—	2,381,720	2,381,720
$1,210,682	—	—	—	—	—	1,210,682

—	—	—	—	—	1,069,693	1,069,693
92,374	—	—	—	—	—	92,374
1,065,690	—	—	—	—	—	1,065,690

—	—	—	—	—	2,615,925	2,615,925
—	—	—	—	—	3,805,191	3,805,191
—	—	—	—	—	1,021,720	1,021,720

—	—	—	—	1,923,738	—	1,923,738
—	—	—	—	2,219,180	—	2,219,180

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	—	$9,000,000	$9,000,000	North Central Texas Health Facility Development Corp. Revenue, Hospital, Zale Lipshy University Project, FSA-Insured, 5.450% due 4/1/15
$55,000	—	—	—	—	—	55,000	Northside Texas, GO, ISD, Unrefunded Balance, PSFG, 6.000% due 8/15/16
—	—	—	—	$994,000	—	994,000	Panhandle, TX, Regional Housing Finance Corp., Series A, GNMA-Collateralized, 6.650% due 7/20/42
—	—	—	—	1,550,000	—	1,550,000	Paris, TX, Water & Sewer Revenue, FGIC-Insured, 5.375% due 6/15/20
—	—	—	—	—	185,000	185,000	Rusk County, TX, Health Facilities Corp., Hospital Revenue, Refunding, Henderson Memorial Hospital Project, 7.750% due 4/1/13
							Tarrant County, TX, Health Facilities Development Corp., Hospital Revenue:
—	—	—	—	2,500,000	—	2,500,000	Call 11/15/10 @ 101, 6.700% due 11/15/30 (c)
—	—	—	—	—	250,000	250,000	Unrefunded Balance, Improvement, Fort Worth, 7.000% due 5/15/28 (j)(k)
—	—	—	—	1,000,000	—	1,000,000	Texas State, GO, Refunding Bonds, Veterans Housing Assistance, Series D, 6.450% due 12/1/20 (a)
—	—	—	—	1,000,000	—	1,000,000	Texas State Student Housing Corp. Revenue, Midwestern State University Project, 6.500% due 9/1/34
							Tyler, TX, Health Facilities Development Corp., East Texas Medical Center Project:
—	—	—	—	—	1,350,000	1,350,000	Series A, MBIA-Insured, 5.500% due 11/1/17
—	—	—	—	—	1,000,000	1,000,000	Series B, FSA-Insured, 5.500% due 11/1/17
—	—	—	—	—	3,000,000	3,000,000	Series C, FSA-Insured, 5.500% due 11/1/17
							Weatherford, TX, ISD, Capital Appreciation, PSFG:
—	—	—	—	1,490,000	—	1,490,000	Call 2/15/10 @ 48.281, zero coupon to yield 6.703% due 2/15/21 (c)(m)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—		$9,346,410	$9,346,410
$60,429	—	—	—	—	—	60,429
—	—	—	—	$1,101,948	—	1,101,948
—	—	—	—	1,640,535	—	1,640,535
—	—	—	—	—	180,558	180,558

—	—	—	—	2,856,825	—	2,856,825
—	—	—	—	—	0	0
—	—	—	—	1,023,460	—	1,023,460
—	—	—	—	1,050,050	—	1,050,050

—	—	—	—	—	1,401,881	1,401,881
—	—	—	—	—	1,038,430	1,038,430
—	—	—	—	—	3,115,290	3,115,290

—	—	—	—	620,481	—	620,481

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	$10,000	—	$10,000	Unrefunded Balance, zero coupon to yield 6.704% due 2/15/21 (m)

							Total Texas

Utah — 0.2%
—	—	—	—	975,000	—	975,000	Provo, UT, Electric Revenue, 10.125% due 4/1/15 (e)
—	—	—	—	3,780,000	—	3,780,000	Utah State Board of Regents Revenue, University of Utah, MBIA-Insured, 5.000% due 8/1/20 (d)
—	—	—	—	1,360,000	—	1,360,000	Weber County, UT, Hospital Revenue, St. Benedicts Hospital Project, 10.000% due 3/1/10 (e)(g)

							Total Utah

Vermont — 0.2%
							Vermont Educational & Health Buildings Agency Revenue, Norwich University Project:
—	—	—	—	—	$1,250,000	1,250,000	5.300% due 9/1/23
—	—	—	—	—	2,650,000	2,650,000	5.500% due 9/1/28
—	—	—	—	—	1,750,000	1,750,000	5.500% due 9/1/33

							Total Vermont

Virginia — 2.2%
—	—	—	—	—	1,000,000	1,000,000	Arlington County, VA, IDA, MFH Revenue, Mortgage, Woodbury Park Apartments, Series A, Call 7/1/08 @ 102, 5.350% due 7/1/18 (c)
							Chesterfield County, VA, IDA, PCR, Virginia Electric & Power Co., Remarketed 11/8/02:
—	—	—	—	—	12,500,000	12,500,000	5.500% due 10/1/09
—	—	—	—	—	4,000,000	4,000,000	Series B, 5.875% due 6/1/17
							Fairfax County, VA:
—	—	—	—	—	200,000	200,000	Redevelopment & Housing Authority, MFH Revenue, Refunding, Paul Spring Retirement Center, Series A, FHA-Insured, 5.900% due 6/15/17
—	—	—	—	—	1,000,000	1,000,000	Water Authority & Water Revenue, 5.000% due 4/1/27

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	$4,151	—	$4,151

$2,971,595	—	—	—	54,395,764	$44,148,195	101,515,554

—	—	—	—	1,251,139	—	1,251,139
—	—	—	—	3,952,784	—	3,952,784
—	—	—	—	1,529,742	—	1,529,742

—	—	—	—	6,733,665	—	6,733,665

—	—	—	—	—	1,308,975	1,308,975
—	—	—	—	—	2,792,861	2,792,861
—	—	—	—	—	1,839,828	1,839,828

—	—	—	—	—	5,941,664	5,941,664

—	—	—	—	—	1,060,100	1,060,100

—	—	—	—	—	12,803,500	12,803,500
—	—	—	—	—	4,372,680	4,372,680

—	—	—	—	—	207,878	207,878
—	—	—	—	—	1,059,210	1,059,210

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	—	$1,425,000	$1,425,000	Harrisonburg, VA, Redevelopment & Housing Authority, MFH Revenue, Refunding, Battery Heights, Series A, GNMA-Collateralized/FHA-Insured, 6.100% due 4/20/16
—	—	—	—	—	15,000,000	15,000,000	Louisa, VA, IDA, PCR, Virginia Electric & Power Co., Remarketed 11/8/02, 5.250% due 12/1/08
—	—	—	—	—	500,000	500,000	Prince William County, VA, IDA, Refunding, Mortgage, Potomac Place, Series A, GNMA-Collateralized, 6.250% due 12/20/27
—	—	—	—	—	8,925,000	8,925,000	Stafford County, VA, IDA Revenue, Virginia Municipal League, MBIA-Insured, 5.000% due 8/1/35
—	—	—	—	$1,460,000	—	1,460,000	Virginia State Resources Authority, Infrastructure Revenue, Pooled Loan Bond Project, Series A, 5.100% due 5/1/25
—	—	—	—	—	21,500,000	21,500,000	York County, VA, IDA, PCR, Virginia Electrical & Power Co., Remarketed 11/8/02, 5.500% due 7/1/09 (d)

							Total Virginia

Washington — 0.2%
$750,000	—	—	—	—	—	750,000	Energy Northwest Washington Electric Revenue, Refunding Bonds, Columbia Generating Station, Series A, FSA-Insured, 5.500% due 7/1/16
—	—	—	—	2,865,000	—	2,865,000	Port Longview, WA, Revenue, Refunding Bonds, Series A, 6.250% due 12/1/18 (a)
—	—	—	—	2,347,000	—	2,347,000	Seattle, WA, Housing Authority, Low Income Housing Revenue, GNMA-Collateralized, 7.400% due 11/20/36
500,000	—	—	—	—	—	500,000	Snohomish County, WA, School District No. 2, Everett, GO, FSA-Insured, 5.500% due 12/1/16

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	—	$1,456,379	$1,456,379
—	—	—	—	—	15,339,150	15,339,150
—	—	—	—	—	526,855	526,855
—	—	—	—	—	9,425,246	9,425,246
—	—	—	—	$1,541,351	—	1,541,351
—	—	—	—	—	22,022,020	22,022,020

—	—	—	—	1,541,351	68,273,018	69,814,369

$816,307	—	—	—	—	—	816,307
—	—	—	—	3,130,643	—	3,130,643
—	—	—	—	2,535,323	—	2,535,323
549,740	—	—	—	—	—	549,740

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	—	$250,000	$250,000	Washington State Public Power Supply System, Nuclear Project Number One Revenue, Refunding, Series B, FGIC/TCRs-Insured, 7.125% due 7/1/16

							Total Washington

West Virginia — 0.4%
—	—	—	—	$1,000,000	—	1,000,000	Fairmont, WV, Water & Sewer Revenue, Refunding Bonds, AMBAC-Insured, 9.250% due 11/1/11 (e)
—	—	—	—	—	4,190,000	4,190,000	Kanawha County, WV, PCR Revenue, Refunding Union Carbide Corp. Project, 5.100% due 1/1/12
—	—	—	—	—	7,540,000	7,540,000	South Charleston, WV, PCR Revenue, Refunding Union Carbide Corp. Project, 5.100% due 1/1/12

							Total West Virginia

Wisconsin — 0.3%
—	—	—	—	3,275,000	—	3,275,000	La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project, Series A, 6.000% due 11/1/21 (a)(d)
—	—	—	—	—	1,325,000	1,325,000	Winneconne, WI, Community School District, Refunding, FGIC-Insured, Call 4/1/06 @ 100, 6.750% due 4/1/16 (c)
							Wisconsin State HEFA Revenue:
—	—	—	—	1,000,000	—	1,000,000	Agnesian Healthcare, Inc., 6.000% due 7/1/30
—	—	—	—	1,750,000	—	1,750,000	Aurora Health Care, 6.400% due 4/15/33
—	—	—	—	875,000	1,000,000	1,875,000	Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20
—	—	—	—	—	1,000,000	1,000,000	Medical College of Wisconsin Inc. Project, MBIA-Insured, 5.400% due 12/1/16

							Total Wisconsin

							TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
							(Cost — $2,858,976,891)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	—	—	$314,340	$314,340

$1,366,047	—	—	—	$5,665,966	314,340	7,346,353

—	—	—	—	1,167,920	—	1,167,920
—	—	—	—	—	4,133,728	4,133,728
—	—	—	—	—	7,437,984	7,437,984

—	—	—	—	1,167,920	11,571,712	12,739,632

—	—	—	—	3,527,502	—	3,527,502
—	—	—	—	—	1,328,551	1,328,551

—	—	—	—	1,056,230	—	1,056,230
—	—	—	—	1,943,708	—	1,943,708
—	—	—	—	914,821	1,045,510	1,960,331
—	—	—	—	—	1,032,450	1,032,450

—	—	—	—	7,442,261	3,406,511	10,848,772

37,561,865	$49,130,026	$33,477,501	$189,912,184	383,318,142	2,363,909,896	3,057,309,614

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
SHORT-TERM INVESTMENTS — 3.0%
Arizona — 0.1%
—	—	$4,200,000	—	—	—	$4,200,000	Phoenix, AZ, IDA Revenue, Valley of the Sun YMCA Project, LOC-Bank of America, 3.000%, 3/1/06 (l)

California — 0.7%
—	—	—	—	—	$1,300,000	1,300,000	California Infrastructure & Economic Development Bank Revenue, Series B, AMBAC-Insured, SPA-JPMorgan Chase, 2.900%, 3/1/06 (l)
—	—	—	—	—	15,500,000	15,500,000	California State, RAN, 4.500% due 6/30/06
—	—	—	—	—	5,000,000	5,000,000	California State Department of Water Resources and Power Supply Revenue, Sub-Series G-8, MBIA-Insured, SPA-JPMorgan Chase, 3.180%, 3/2/06 (l)

							Total California

Colorado — 0.1%
							Colorado Educational & Cultural Facilities Authority Revenue:
—	—	—	—	$1,800,000	—	1,800,000	National Jewish Federal Bond Program, LOC-Bank of America, 3.010%, 3/1/06 (l)
—	—	—	—	600,000	—	600,000	National Jewish Federal Bond Program A-7, LOC-Bank of America, 3.010%, 3/1/06 (l)
$2,000,000	—	—	—	—	—	2,000,000	National Jewish Federal Bond Program B-4, LOC-National City Bank, 3.010%, 3/1/06 (l)

							Total Colorado

Florida — 0.3%
—	—	—	$3,000,000	—	—	3,000,000	Alachua County, FL, Health Facilities Authority, Health Facilities Revenue, Shands Teaching Hospital, Series A, LOC-SunTrust Bank, 2.960%, 3/1/06 (l)
—	—	—	1,000,000	—	—	1,000,000	Brevard County, FL, Health Care Facilities Authority, Health Facilities Revenue, Refunding Bonds, Health First Inc. Project, LOC-SunTrust Bank, 2.960%, 3/1/06 (l)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	$4,200,000	—	—	—	$4,200,000

—	—	—	—	—	$1,300,000	1,300,000
—	—	—	—	—	15,559,985	15,559,985
—	—	—	—	—	5,000,000	5,000,000

—	—	—	—	—	21,859,985	21,859,985

—	—	—	—	$1,800,000	—	1,800,000
—	—	—	—	600,000	—	600,000
$2,000,000	—	—	—	—	—	2,000,000

2,000,000	—	—	—	2,400,000	—	4,400,000

—	—	—	$3,000,000	—	—	3,000,000
—	—	—	1,000,000	—	—	1,000,000

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	$3,400,000	$400,000	—	$3,800,000	Manatee County, FL, PCR, Florida Power & Light Co. Project, 3.020%, 3/1/06 (l)
—	—	—	—	2,300,000	—	2,300,000	Orlando & Orange County Expressway Authority, Series C-2, FSA-Insured, SPA-Dexia Credit Local, 3.180%, 3/1/06 (l)

							Total Florida

Georgia — 0.1%
—	$260,000	—	—	—	—	260,000	Atlanta, GA, Water & Wastewater Revenue, Series C, FSA-Insured, SPA-Dexia Credit Local, 2.970%, 3/1/06 (l)
							Burke County, GA, Development Authority, PCR, Oglethorpe Power Corp., SPA-JPMorgan Chase:
—	500,000	—	—	—	—	500,000	Project, Series C, MBIA-Insured, 2.960%, 3/1/06 (l)
—	900,000	—	—	—	—	900,000	Series B, AMBAC-Insured, 2.960%, 3/1/06 (l)
—	1,200,000	—	—	—	—	1,200,000	Monroe County, GA, Development Authority, PCR, Oglethorpe Power Corp. Project, AMBAC-Insured, SPA-JPMorgan Chase, 2.960%, 3/1/06 (l)

							Total Georgia

Illinois — 0.1%
							Illinois Health Facilities Authority:
—	—	—	—	1,000,000	—	1,000,000	Order of Saint Francis Healthcare Systems, LOC-Fifth Third Bank, 3.020%, 3/1/06 (l)
							University of Chicago Hospitals:
—	—	—	—	1,000,000	—	1,000,000	MBIA GO of Corp-Insured, SPA-Bank One Illinois N.A., 3.010%, 3/1/06 (l)
—	—	—	—	1,400,000	—	1,400,000	Project C, MBIA GO of Corp-Insured, SPA- LIQ-JPMorgan Chase, 2.950%, 3/1/06 (l)

							Total Illinois

Kansas — 0.2%
—	—	—	—	—	$7,600,000	7,600,000	Kansas State Department of Transportation, Highway Revenue, Refunding, Series C-2, SPA-Dexia Credit Local & Westdeutsche Landesbank, 3.150%, 3/2/06 (l)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value
—	—	—	$3,400,000	$400,000	—	$3,800,000
—	—	—	—	2,300,000	—	2,300,000

—	—	—	7,400,000	2,700,000	—	10,100,000

—	$260,000	—	—	—	—	260,000

—	500,000	—	—	—	—	500,000
—	900,000	—	—	—	—	900,000
—	1,200,000	—	—	—	—	1,200,000

—	2,860,000	—	—	—	—	2,860,000

—	—	—	—	1,000,000	—	1,000,000

—	—	—	—	1,000,000	—	1,000,000
—	—	—	—	1,400,000	—	1,400,000

—	—	—	—	3,400,000	—	3,400,000

—	—	—	—	—	$7,600,000	7,600,000

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
Massachusetts — 0.0%
—	—	—	—	—	$100,000	$100,000	Massachusetts State HEFA, Partners Healthcare, Series D-6, 3.020%, 3/1/06 (l)

Michigan — 0.4%
—	—	—	—	—	1,200,000	1,200,000	Michigan State Hospital Finance Authority Revenue, Trinity Health Credit, Series E, SPA-Bank of Nova Scotia, 3.020%, 3/1/06 (l)
—	—	—	—	—	7,900,000	7,900,000	Michigan State University Revenue, General Series A-2, SPA-Depfa Bank PLC, 3.220%, 3/1/06 (l)
							University of Michigan Revenue:
—	—	—	—	$1,000,000	—	1,000,000	Medical Service Plan, Series A-1, 2.950%, 3/1/06 (l)
—	—	—	—	800,000	—	800,000	Refunding, Hospital, Series A-2, 2.950%, 3/1/06 (I)

							Total Michigan

Missouri — 0.0%
$400,000	—	—	—	—	—	400,000	Missouri State HEFA, Educational Facilities Revenue, Rockhurst University, LOC-Bank of America, 3.000%, 3/1/06 (l)
—	—	—	—	600,000	—	600,000	University of Missouri, University Revenues, System Facilities, Series B, 2.990%, 3/1/06 (l)

							Total Missouri

New York — 0.3%
							New York City, NY:
—	—	—	—	—	8,000,000	8,000,000	GO, Series J, Subordinated Series J-2, LOC-Westdeutsche Landesbank, 3.200%, 3/1/06 (l)
—	—	—	—	650,000	—	650,000	TFA Revenue, New York City Recovery Project, Series 3, Subordinated Series 3-F, SPA-Royal Bank of Canada, 2.970%, 3/1/06 (l)

							Total New York

Pennsylvania — 0.1%
—	—	—	—	700,000	—	700,000	Pennsylvania State Higher EFA, Carnegie Mellon University, Series C, SPA-JPMorgan Chase, 2.990%, 3/1/06 (l)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	—	$100,000	$100,000

—	—	—	—	—	1,200,000	1,200,000
—	—	—	—	—	7,900,000	7,900,000

—	—	—	—	$1,000,000	—	1,000,000
—	—	—	—	800,000	—	800,000

—	—	—	—	1,800,000	9,100,000	10,900,000

$400,000	—	—	—	—	—	400,000
—	—	—	—	600,000	—	600,000

400,000	—	—	—	600,000	—	1,000,000

—	—	—	—	—	8,000,000	8,000,000
—	—	—	—	650,000	—	650,000

—	—	—	—	650,000	8,000,000	8,650,000

—	—	—	—	700,000	—	700,000

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
							Philadelphia, PA, Hospitals & Higher Education Facilities Authority:
—	—	—	—	—	$1,400,000	$1,400,000	Childrens Hospital Project D, MBIA-Insured, SPA- Westdeutsche Landesbank, 2.990%, 3/1/06 (l)
—	—	—	—	$200,000	—	200,000	Hospital Revenue, Children’s Hospital Project, Series A, SPA-JPMorgan Chase, 2.990%, 3/1/06 (l)

							Total Pennsylvania

Tennessee — 0.0%
							Sevier County, TN, Public Building Authority:
—	—	—	—	400,000	—	400,000	Government Public Improvement IV-E-5, AMBAC-Insured, 3.010%, 3/1/06 (l)
—	—	—	—	500,000	—	500,000	Local Government Improvement, Series IV-H-1, AMBAC-Insured, LIQ-JPMorgan Chase, 3.010%, 3/1/06 (l)

							Total Tennessee

Texas — 0.6%
							Bell County, TX, Health Facilities Development Corp. Revenue:
							Scott and White Memorial Hospital, MBIA-Insured:
—	—	—	—	600,000	—	600,000	Series 2001-1, SPA-JPMorgan Chase, 3.010%, 3/1/06 (l)
—	—	—	—	—	1,000,000	1,000,000	Series 2001-2, SPA-Westdeutsche Landesbank, 3.010%, 3/1/06 (l)
—	—	—	—	—	110,000	110,000	Series B-1, SPA-Morgan Guaranty Trust, 3.010%, 3/1/06 (l)
—	—	—	—	1,400,000	—	1,400,000	Series B-2, SPA-Chase Bank of Texas N.A., 3.010%, 3/1/06 (l)
							Harris County, TX, Health Facilities Development Corp. Revenue:
—	—	—	—	1,295,000	4,585,000	5,880,000	St. Luke’s Episcopal Hospital, Series B, SPA-Northern Trust Co., Bayerische Landesbank & Bank of America, 3.010% , 3/1/06 (l)
—	—	—	—	200,000	5,500,000	5,700,000	The Methodist Systems, Series B, 3.010%, 3/1/06 (l)

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value

—	—	—	—	—	$1,400,000	$1,400,000
—	—	—	—	$200,000	—	200,000

—	—	—	—	900,000	1,400,000	2,300,000

—	—	—	—	400,000	—	400,000
—	—	—	—	500,000	—	500,000

—	—	—	—	900,000	—	900,000

—	—	—	—	600,000	—	600,000
—	—	—	—	—	1,000,000	1,000,000
—	—	—	—	—	110,000	110,000
—	—	—	—	1,400,000	—	1,400,000

—	—	—	—	1,295,000	4,585,000	5,880,000
—	—	—	—	200,000	5,500,000	5,700,000

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.	Security
Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount	Face Amount
—	—	—	—	$1,000,000	—	$1,000,000	Special Facilities, Texas Medical Center Project, MBIA-Insured, SPA-JPMorgan Chase, 3.010%, 3/1/06 (l)
—	—	—	—	1,600,000	—	1,600,000	Texas Water Development Board Revenue, Refunding, State Revolving Fund, SPA-JPMorgan Chase, 2.950%, 3/1/06 (l)

							Total Texas

							TOTAL SHORT-TERM INVESTMENTS

							(Cost — $95,575,926)

							TOTAL INVESTMENTS — 99.1%
							(Cost — $2,954,552,817#)

							Other Assets in Excess of Liabilities — 0.9%

							TOTAL NET ASSETS — 100.0%

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(c)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(d)	All or a portion of this security is segregated for open futures contracts.
(e)	Bonds are escrowed to maturity by government securities and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(h)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2006.
(i)	Illiquid security.
(j)	Security is currently in default.
(k)	Security is valued in good faith at fair value by or under the direction of the Board of Directors .
(l)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
(m)	Zero-coupon bond. Rate represents annualized yield at date of purchase.
(n)	Residual interest tax-exempt securities—coupon varies inversely with level of short-term tax-exempt interest rates.
(o)	Residual interest bonds—coupon varies inversely with level of short-term tax-exempt interest rates.
(p)	Maturity date shown represents the mandatory tender date.
†	A portion of the security was subject to a mandatory call on February 28, 2006.
#	Aggregate cost for federal income tax purposes is substantially the same.
‡	Reflects adjustments for estimated reorganization expenses of $168,000 related to the Acquired and Acquiring Funds.

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Value	Value	Value	Value	Value	Value	Value		Value
—	—	—	—	$1,000,000	—			$1,000,000
—	—	—	—	1,600,000	—			1,600,000

—	—	—	—	6,095,000	$11,195,000			17,290,000

$2,400,000	$2,860,000	$4,200,000	$7,400,000	19,445,000	59,254,985			95,559,985

39,961,865	51,990,026	37,677,501	197,312,184	402,763,142	2,423,164,881			3,152,869,599

460,883	281,158	90,847	2,210,538	5,388,507	20,558,199	(168,000	)‡	28,822,132

$40,422,748	$52,271,184	$37,768,348	$199,522,722	$408,151,649	$2,443,723,080	$(168,000)		$3,181,691,731

See Notes to Pro Forma Combined Financial Statements.

Abbreviations used in this schedule:

ACA - American Capital Assurance

AMBAC - Ambac Assurance Corporation

BIG - Bond Investors Guaranty

CBI - Certificate of Bond Insurance

CDA - Community Development Authority

COP - Certificate of Participation

DFA - Development Finance Agency

EDA - Economic Development Authority

EFA - Educational Facilities Authority

FGIC - Financial Guaranty Insurance Company

FHA - Federal Housing Administration

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

FSA - Financial Security Assurance

GNMA - Government National Mortgage Association

GO - General Obligation

HDC - Housing Development Corporation

HEFA - Health & Educational Facilities Authority

HFA - Housing Finance Authority

IBC - Insured Bond Certificates

IDA - Industrial Development Authority

IDB - Industrial Development Board

IDR - Industrial Development Revenue

IFA - Industrial Finance Agency

ISD - Independent School District

LIQ - Liquidity Facility

LOC - Letter of Credit

MBIA - Municipal Bond Investors Assurance Corporation

MFH - Multi-Family Housing

PCA- Pollution Control Authority

PCR - Pollution Control Revenue

PFA - Public Facilities Authority

PSF – Permanent School Fund

PSFG - Permanent School Fund Guaranty

Q-SBLF – Qualified School Board Loan Fund

Radian - Radian Assets Assurance

RAN - Revenue Anticipation Notes

RDA - Redevelopment Agency

RIBS - Residual Interest Bonds

RITES - Residual Interest Tax-Exempt Securities

SPA - Standby Bond Purchase Agreement

TCRs - Transferable Custodial Receipts

TFA - Transitional Finance Authority

TOB - Tender Option Bonds Structure

USD - Unified School District

XLCA - XL Capital Assurance Inc.

See Notes to Pro Forma Combined Financial Statements.

Financial futures contracts open at February 28, 2006 were as follows:

Fund	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Legg Mason Partners Georgia Municipals Fund
Contracts to Sell
U.S. Treasury Bonds	150	3/06	$16,824,609	$16,964,062	$(139,453)

Legg Mason Partners Arizona Municipals Fund, Inc.
Contracts to Sell
U.S. Treasury Bonds	105	3/06	$11,832,188	$11,874,844	$(42,656)

Legg Mason Partners Florida Municipals Fund
Contracts to Sell
U.S. Treasury Bonds	580	3/06	$65,055,156	$65,594,375	$(539,219)

Legg Mason Partners National Municipals Fund
Contracts to Sell
U.S. Treasury Bonds	1,150	3/06	$128,988,670	$130,057,812	$(1,069,142)

Legg Mason Partners Managed Municipals Fund, Inc.
Contracts to Sell
U.S. Treasury Bonds	7,015	3/06	$790,502,812	$793,352,656	$(2,849,844)

See Notes to Pro Forma Combined Financial Statements.

Pro Forma Combined Statement of Assets and Liabilities For

Salomon Brothers National Tax Free Bond Fund, Legg Mason Partners Georgia Municipals Fund, Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners Florida Municipals Fund, Legg Mason Partners National Municipals Fund and Legg Mason Partners Managed Municipals Fund, Inc.

As of February 28, 2006 (Unaudited)

	Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund
ASSETS:
Investments, at cost	$39,377,783	$48,133,056	$37,666,724	$185,923,585

Investments, at value	$39,961,865	$51,990,026	$37,677,501	$197,312,184
Cash	120,606	—	—	56,582
Receivable for securities sold	—	—	—	—
Receivable for Fund shares sold	—	—	68	27,300
Interest receivable	505,656	678,174	420,340	3,364,342
Receivable from investment manager	24,355	—	—	—
Prepaid expenses	30,402	4,648	5,438	11,151

Total Assets	40,642,884	52,672,848	38,103,347	200,771,559

LIABILITIES:
Due to custodian	—	59,613	19,094	—
Payable for securities purchased	—	—	—	—
Payable for Fund shares repurchased	23,936	—	142,811	—
Payable to broker — variation margin on open futures contracts	—	89,063	62,344	344,375
Investment management fee payable	—	18,698	7,211	72,245
Distribution fees payable	19,409	4,848	3,085	17,089
Directors’/Trustees’ fees payable	1,435	—	—	584
Deferred compensation payable	—	5,688	5,515	17,352
Transfer agent fees payable	14,622	1,801	3,520	6,682
Distributions payable	114,334	177,780	56,775	720,524
Accrued expenses	46,400	44,173	34,644	69,986

Total Liabilities	220,136	401,664	334,999	1,248,837

Total Net Assets	$40,422,748	$52,271,184	$37,768,348	$199,522,722

NET ASSETS:
Par value	—	$4,152	$4,018	$15,432
Paid-in capital in excess of par value	$43,980,244	53,299,432	40,851,255	199,638,830
Undistributed net investment income (loss)	—	42,176	117,243	39,944
Accumulated net realized loss on investments and futures contracts	(4,141,578)	(4,792,093)	(3,172,289)	(11,020,864)
Net unrealized appreciation (depreciation) on investments and futures contracts	584,082	3,717,517	(31,879)	10,849,380

Total Net Assets	$40,422,748	$52,271,184	$37,768,348	$199,522,722

Net Assets:
Class A	$37,053,538	$39,070,508	$30,714,291	$157,136,109
Class B	2,069,131	5,477,978	4,299,589	24,531,990
Class C	1,137,817	7,722,698	2,754,468	17,854,623
Class O	162,262	—	—	—
Class Y	—	—	—	—
Class 1	—	—	—	—

	$40,422,748	$52,271,184	$37,768,348	$199,522,722

See Notes to Pro Forma Combined Financial Statements.

	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
ASSETS:
Investments, at cost	$378,031,304	$2,265,420,365	—		$2,954,552,817

Investments, at value	$402,763,142	$2,423,164,881	—		$3,152,869,599
Cash	26,628	—	—		203,816
Receivable for securities sold	30,000	300,285	—		330,285
Receivable for Fund shares sold	2,234,704	1,743,192	—		4,005,264
Interest receivable	5,532,212	31,747,242	—		42,247,966
Receivable from investment manager	—	—	—		24,355
Prepaid expenses	21,976	81,043	—		154,658

Total Assets	410,608,662	2,457,036,643	—		3,199,835,943

LIABILITIES:
Due to custodian	—	54,725	—		133,432
Payable for securities purchased	—	2,255,084	—		2,255,084
Payable for Fund shares repurchased	15,827	1,798,096	—		1,980,670
Payable to broker — variation margin on open futures contracts	682,813	4,165,156	—		5,343,751
Investment management fee payable	131,302	869,470	—		1,098,926
Distribution fees payable	32,416	181,849	—		258,696
Directors’/Trustees’ fees payable	271	532	—		2,822
Deferred compensation payable	12,809	22,933	—		64,297
Transfer agent fees payable	13,021	172,300	—		211,946
Distributions payable	1,529,955	3,562,413	—		6,161,781
Accrued expenses	38,599	231,005	$168,000	(a)	632,807

Total Liabilities	2,457,013	13,313,563	168,000		18,144,212

Total Net Assets	$408,151,649	$2,443,723,080	$(168,000)		$3,181,691,731

NET ASSETS:
Par value	$31,529	$1,587,856	$424,388		$2,067,375
Paid-in capital in excess of par value	414,193,013	2,514,036,355	(424,388)		3,265,574,741
Undistributed net investment income (loss)	(206,888)	1,489,505	(168,000	)(a)	1,313,980
Accumulated net realized loss on investments and futures contracts	(29,528,701)	(228,285,308)	—		(280,940,833)
Net unrealized appreciation on investments and futures contracts	23,662,696	154,894,672	—		193,676,468

Total Net Assets	$408,151,649	$2,443,723,080	$(168,000)		$3,181,691,731

Net Assets:
Class A	$336,130,700	$1,903,810,140	$(136,291	)(a)	$2,503,778,995
Class B	41,271,239	233,965,468	(16,510	)(a)	311,598,885
Class C	30,749,710	163,855,329	(13,459	)(a)	224,061,186
Class O	—	—	(162,262	)(b)	—
Class Y	—	95,359,798	161,057	(a)(b)	95,520,855
Class 1	—	46,732,345	(535	)(a)	46,731,810

	$408,151,649	$2,443,723,080	$(168,000)		$3,181,691,731

	Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund
Shares Outstanding*:
Class A	3,143,175	3,101,282	3,267,092	12,146,469
Class B	175,301	435,843	457,378	1,902,030
Class C	96,413	615,236	293,159	1,383,611
Class O	13,748	—	—	—
Class Y	—	—	—	—
Class 1	—	—	—	—
Net Asset Value:
Class A	$11.79	$12.60	$9.40	$12.94
Class B	$11.80	$12.57	$9.40	$12.90
Class C	$11.80	$12.55	$9.40	$12.90
Class O	$11.80	—	—	—
Class Y	—	—	—	—
Class 1	—	—	—	—

*	The par value of each class of Legg Mason Partners Georgia Municipals Fund, Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners Florida Municipals Fund and Legg Mason Partners National Municipals Fund is $.001. The par value of each class of Legg Mason Partners Managed Municipals Fund, Inc. is $.01. There is no par value for any class of Salomon Brothers National Tax Free Bond Fund.
(a)	Reflects adjustment for estimated reorganization costs of $168,000 related to the Acquired and Acquiring Funds.
(b)	Salomon Brothers National Tax Free Bond Fund Class O shares will be exchanged for Legg Mason Partners Managed Municipals Fund, Inc. Class Y shares.
(c)	Reflects adjustments to the number of shares outstanding due to the Reorganization.

See Notes to Pro Forma Combined Financial Statements.

	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
Shares Outstanding*:
Class A	25,965,198	123,719,636	(8,632,147	)(a)(c)	162,710,705
Class B	3,194,511	15,187,273	(1,125,460	)(a)(c)	20,226,876
Class C	2,369,493	10,642,922	(847,176	)(a)(c)	14,553,658
Class O	—	—	(13,748	)(b)(c)	—
Class Y	—	6,189,482	10,525	(a)(b)(c)	6,200,007
Class 1	—	3,046,266	—		3,046,266
Net Asset Value:
Class A	$12.95	$15.39			$15.39
Class B	$12.92	$15.41			$15.41
Class C	$12.98	$15.40			$15.40
Class O	—	—			—
Class Y	—	$15.41			$15.41
Class 1	—	$15.34			$15.34

See Notes to Pro Forma Combined Financial Statements.

Pro Forma Combined Statement of Operations

Salomon Brothers National Tax Free Bond Fund, Legg Mason Partners Georgia Municipals Fund, Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners Florida Municipals Fund, Legg Mason Partners National Municipals Fund, and Legg Mason Partners Managed Municipals Fund, Inc.

For the Twelve Months Ended February 28, 2006 (Unaudited)

	Salamon Brothers National Tax Free Bond Fund	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners National Municipals Fund	Legg Mason Partners Managed Municipals Fund, Inc.	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Managed Municipals Fund, Inc.
INVESTMENT INCOME:
Interest	$1,653,536	$2,863,492	$2,203,904	$11,464,513	$23,948,820	$126,900,394	—		$169,034,659

Total Investment Income	1,653,536	2,863,492	2,203,904	11,464,513	23,948,820	126,900,394	—		169,034,659

EXPENSES:
Management fee	202,176	242,701	127,829	1,032,701	1,857,474	8,863,856	$(982,501	)(a)	11,344,236
Distribution fees	125,406	157,338	105,183	548,975	1,023,732	5,982,914	(45,772	)(a)	7,897,776
Administration Fees	—	—	85,220	—	—	3,312,237	832,197	(a)	4,229,654
Transfer agent fees	43,611	10,366	14,428	43,247	88,243	902,118	(10,638	)(a)	1,091,375
Shareholder reports	74,243	37,536	61,579	70,614	39,637	123,936	(56,722	)(b)	350,823
Custody fees	43,061	25,329	17,915	26,288	47,663	156,679	(25,000	)(a)	291,935
Registration fees	41,733	6,866	23,248	23,539	56,105	85,775	(113,619	)(b)	123,647
Legal fees	24,327	21,818	59,059	31,963	50,937	390,025	(149,101	)(b)	429,028
Insurance	1,812	3,402	2,561	7,994	13,543	51,430	—		80,742
Audit and tax	24,642	17,740	22,520	22,403	20,816	62,208	(96,329	)(b)	74,000
Directors’/Trustees’ fees	5,171	798	3,114	3,928	6,574	102,084	—		121,669
Miscellaneous expenses	9,085	3,347	3,626	5,646	7,496	11,520	(28,375	)(b)	12,345

Total Expenses	595,267	527,241	526,282	1,817,298	3,212,220	20,044,782	(675,860)		26,047,230
Less: Fee waivers and/or expense reimbursements	(268,548)	(20,341)	(76,132)	(4,482)	(9,016)	(53,031)	362,244		(69,306)

Net Expenses	326,719	506,900	450,150	1,812,816	3,203,204	19,991,751	(313,616)		25,977,924

Net Investment Income	1,326,817	2,356,592	1,753,754	9,651,697	20,745,616	106,908,643	313,616		143,056,735

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS:
Net Realized Gain (Loss) From:
Investments	975,945	108,638	192,457	(549,719)	(2,169,249)	1,316,899	—		(125,029)
Futures Contracts	—	(750,131)	(653,129)	(5,588,077)	(6,344,149)	(33,687,843)	—		(47,023,329)

Net Realized Gain (Loss)	975,945	(641,493)	(460,672)	(6,137,796)	(8,513,398)	(32,370,944)	—		(47,148,358)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,043,476)	(772,779)	(1,691,702)	384,283	(2,421,852)	(15,579,473)	—		(21,124,999)
Futures Contracts	—	471,484	311,367	1,976,406	3,962,109	17,736,795	—		24,458,161

Change in Net Unrealized Appreciation/Depreciation	(1,043,476)	(301,295)	(1,380,335)	2,360,689	1,540,257	2,157,322	—		3,333,162

Net Loss on Investments and Foreign Currencies	(67,531)	(942,788)	(1,841,007)	(3,777,107)	(6,973,141)	(30,213,622)	—		(43,815,196)

Increase (Decrease) in Net Assets From Operations	$1,259,286	$1,413,804	$(87,253)	$5,874,590	$13,772,475	$76,695,021	$313,616		$99,241,539

(a)	To adjust expenses to reflect the Combined Fund’s estimated fees and expenses based upon contractual rates in effect for the Legg Mason Partners Managed Municipals Fund, Inc.
(b)	Reflects the elimination of duplicative expenses and economies of scale achieved as a result of the proposed Reorganization.

See Notes to Pro Forma Combined Financial Statements.

Salomon Brothers National Tax Free Bond Fund, Legg Mason Partners Georgia Municipals Fund, Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners Florida Municipals Fund and Legg Mason Partners National Municipals Fund Reorganization Into Legg Mason Partners Managed Municipals Fund, Inc. Notes to Pro Forma Combined Financial Statements (Unaudited)

1. Basis of Combination:

The accompanying unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Pro Forma Combined Schedule of Investments at February 28, 2006 and the related Pro Forma Combined Statement of Operations (“Pro Forma Statements”) for the twelve months ended February 28, 2006, reflect the accounts of Salomon Brothers National Tax Free Bond Fund, Legg Mason Partners Georgia Municipals Fund, Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners Florida Municipals Fund and Legg Mason Partners National Municipals Fund (“Acquired Funds”) and Legg Mason Partners Managed Municipals Fund, Inc. (“Acquiring Fund”), each a “Fund.” Following the combination, Legg Mason Partners Managed Municipals Fund, Inc. will be the accounting survivor.

Under the terms of each Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the Acquiring Fund will be treated as a tax-free reorganization and accordingly, the tax-free reorganization will be accounted for in an “as-if” pooling of interests. The combination would be accomplished by an acquisition of the net assets of the Acquired Funds in exchange for shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Forma Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on February 28, 2006. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the twelve months ended February 28, 2006 as if the merger occurred on March 1, 2005. These pro forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year-ends are: February 28 for Legg Mason Partners Managed Municipals Fund, Inc., March 31 for Legg Mason Partners Georgia Municipals Fund, Legg Mason Partners Florida Municipals Fund, and Legg Mason Partners National Municipals Fund, May 31 for Legg Mason Partners Arizona Municipals Fund, Inc. and December 31 for Salomon Brothers National Tax Free Bond Fund.

The unaudited Pro Forma Combined Schedule of Investments does not reflect any adjustment for portfolio transactions because, upon consummation of the reorganization, no securities of the Acquired Fund would need to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. Because the Funds may buy and sell securities in the normal course of their operations, the schedule of investments at the time of reorganization may differ from that shown in the Pro Forma Combined Schedule of Investments.

The Pro Forma Combined Financial Statements should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

2. Use of Estimates:

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these Pro Forma Combined Financial Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

3. Investment Valuation:

Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued an amortized cost, which approximates market value.

4. Shares of Beneficial Interest:

The unaudited pro forma net asset values per share assumes additional shares of beneficial interest of the Acquiring Fund were issued in connection with the proposed acquisition of the Acquired Fund as of February 28, 2006. The number of additional shares issued was calculated by dividing the net asset value of each class of the Acquired Funds by the respective class net asset value per share of the Acquiring Fund.

Estimated reorganization expenses of $168,000 have been reflected in the Pro Forma Combined Statement of Assets and Liabilities and the Pro Forma Combined Capitalization Tables.

5. Pro Forma Operations:

In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment management fees, administration fees and plan of distribution fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund’s combined level of average net assets for the twelve months ended February 28, 2006. Effective January 1, 2006, new custody contracts and transfer agency contracts were implemented for the Funds. The effects of these new contracts have been reflected in the accompanying Pro Forma Combined Statement of Operations for the period that the contracts were in effect.

6. Federal Income Taxes:

It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their net investment income and net realized gains on investments, if any, to their shareholders. Therefore, no federal income tax provision is required.

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

The response to this item is incorporated by reference to Post-Effective Amendment No. 22.

Reference is hereby made to Paragraph 4 of the Distribution Agreement between the Registrant and CGMI ( the “CGMI Distribution Agreement”), paragraph 7 of the Amendment, to the CGMI Distribution Agreement and paragraph 9 of the Distribution Agreement, between the Registrant and LMIS. The Directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17q-1 under the Investment Company Act, of 1940.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

ITEM 16. EXHIBITS

1(a) Articles of Amendment to the Articles of Incorporation dated July 30, 1993, are incorporated by reference to Post-Effective Amendment No. 25 filed on February 25, 1994.

1(b) Form of Amendment to Articles of Incorporation, Form of Articles Supplementary, Form of Amendment and Articles of Correction dated October 14, 1994, are incorporated by reference to Post-Effective Amendment No. 27 filed on November 7, 1994.

1(c) Articles of Amendment dated June 1, 1998 to the Articles of Incorporation is incorporated by reference to Post-Effective Amendment No. 33 filed on April 28, 1999.

1(d) Articles Supplementary dated July 12, 2000 are incorporated by reference to Post-Effective Amendment No. 36 filed on August 16, 2000.

1(e) Articles of Amendment dated April 29, 2004 are incorporated by reference to Post-Effective Amendment No. 40.

1

1(f) Amendment to Registrant’s Articles of Incorporation dated April 7, 2006 is incorporated by reference to Post-Effective Amendment No. 44 filed on June 27, 2006.

2 Amendments to Registrant’s By-Laws are incorporated by reference to Post-Effective Amendment No. 39 as filed on June 25, 2003.

3 Not applicable.

4 Form of Agreement and Plan of Reorganization is included in Part A of the Registration Statement on Form N-14.

5 Registrant’s form of stock certificate is incorporated by reference to Post-Effective Amendment No. 22 filed on October 23, 1992.

6(a) Management Agreement dated August 1, 2006 between the Registrant and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is field herewith.

6(b) Subadvisory Agreement dated August 1, 2006 between LMPFA and Western Asset Management Company with respect to the Registrant is filed herewith.

7(a) Amendment to Distribution Agreement with Citigroup Global Markets Inc. (“CGMI”) is incorporated by reference to Post-Effective Amendment No. 44 filed on June 27, 2006.

7(b) Amendment of Distribution Agreement between the Registrant and PFS Distributors Inc. (“PFS”) is incorporated by reference to Post-Effective Amendment No. 44 filed on June 27, 2006.

7(c) Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC (“LMIS”) is incorporated by reference to Post-Effective Amendment No. 44 filed on June 27, 2006.

7(d) Form of Distribution Agreement between the Registrant and PFS is incorporated by reference to Post-Effective Amendment No. 36.

7(e) Form of Distribution Agreement between the Registrant and CGMI is incorporated by reference to Post-Effective Amendment No. 35.

8 Not applicable.

9 Form of Custodian Services Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 44 filed on June 27, 2006.

10(a) Amended Shareholder Services and Distribution Plan dated December 1, 2005 is incorporated by reference to Post-Effective Amendment No. 44 filed on June 27, 2006.

10(b) Form of Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to Post-Effective Amendment No. 44 filed on June 27, 2006.

2

11(a) Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of the securities being registered is filed herewith.

11(b) Opinion and consent of Venable LLP as to the legality of the securities being registered is filed herewith.

12 Forms of Opinions of Dechert LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement are filed herewith.

13 Not applicable.

14 Consent of Independent Registered Public Accounting Firm is filed herewith.

15 Not applicable.

16 Powers of Attorney are filed herewith.

17(a) Forms of Proxy Cards are filed herewith.

17(b) Statement of Additional Information of Legg Mason Partners Managed Municipals Fund, Inc., dated June 28, 2006 is filed herewith.

17(c) Annual Report of Legg Mason Partners Managed Municipals Fund, Inc. for the year ended February 28, 2006 is filed herewith.

17(d) Prospectus of Legg Mason Partners National Municipals Fund, a series of Legg Mason Partners Municipal Funds, dated August 1, 2006 is filed herewith.

17(e) Prospectus of Legg Mason Partners Florida Municipals Fund, a series of Legg Mason Partners Municipal Funds, dated August 1, 2006 is filed herewith.

17(f) Prospectus of Legg Mason Partners Georgia Municipals Fund, a series of Legg Mason Partners Municipal Funds, dated August 1, 2006 is filed herewith.

17(g) Statement of Additional Information of Legg Mason Partners National Municipals Fund, Legg Mason Partners Florida Municipals Fund and Legg Mason Partners Georgia Municipals Fund, each a series of Legg Mason Partners Municipal Funds, dated August 1, 2006 is filed herewith.

17(h) Annual Report of Legg Mason Partners National Municipals Fund, a series of Legg Mason Partners Municipal Funds, for the year ended March 31, 2006 is filed herewith.

17(i) Annual Report of Legg Mason Partners Florida Municipals Fund, a series of Legg Mason Partners Municipal Funds, for the year ended March 31, 2006 is filed herewith.

17(j) Annual Report of Legg Mason Partners Georgia Municipals Fund, a series of Legg Mason Partners Municipal Funds, for the year ended March 31, 2006 is filed herewith.

3

17(k) Prospectus and Statement of Additional Information of Legg Mason Partners Arizona Municipals Fund, Inc. dated September 28, 2005 are filed herewith.

17(l) Annual Report of Legg Mason Partners Arizona Municipals Fund, Inc. for the year ended May 31, 2006 is filed herewith.

17(m) Prospectus and Statement of Additional Information of Salomon Brothers National Tax Free Bond Fund, a series of Salomon Funds Trust, dated May 1, 2006 are filed herewith.

17(n) Annual Report of Salomon Brothers National Tax Free Bond Fund, a series of Salomon Funds Trust, for the year ended December 31, 2005 is filed herewith.

17(o) Semi-Annual Report of Salomon Brothers National Tax Free Bond Fund, a series of Salomon Funds Trust, for the six months ended June 30, 2006 is filed herewith.

17(p) Amended Code of Ethics, amended as of September 13, 2005—Citigroup Asset Management North America is incorporated by reference to Post-Effective Amendment No. 44 filed on June 27, 2006.

17(q) Code of Ethics—CGMI is incorporated by reference to Post-Effective Amendment No. 39 dated June 25, 2003.

17(r) Code of Ethics—PFS is incorporated by reference to Post-Effective Amendment No. 39 dated June 25, 2003.

17(s) Code of Ethics of LMIS is incorporated by reference to Post-Effective Amendment No. 44 filed on June 27, 2006.

17(t) License Agreement between the Registrant and Citigroup, Inc., is incorporated by reference to Post-Effective Amendment No. 44 filed on June 27, 2006.

17(u) Transfer Agency Agreement dated January 1, 2006 between the Registrant and PFPC Inc. is incorporated by reference to Post-Effective Amendment No. 44 filed on June 27, 2006.

17(v) License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated by reference to Post-Effective Amendment No. 44 filed on June 27, 2006.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The registrant hereby undertakes to file, by post-effective amendment, the final opinion of Dechert LLP supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

4

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 22nd day of September, 2006.

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND, INC.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chairman of the Board, President and Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ R. Jay Gerken R. Jay Gerken	Chairman of the Board, President and Chief Executive Officer	September 22, 2006

/s/ Kaprel Ozsolak Kaprel Ozsolak	Treasurer, Chief Financial and Accounting Officer	September 22, 2006

/s/ Dwight B. Crane* Dwight B. Crane	Director	September 22, 2006

/s/ Burt N. Dorsett* Burt N. Dorsett	Director	September 22, 2006

/s/ Elliot S. Jaffe* Elliot S. Jaffe	Director	September 22, 2006

/s/ Stephen E. Kaufman* Stephen E. Kaufman	Director	September 22, 2006

/s/ Cornelius C. Rose* Cornelius C. Rose	Director	September 22, 2006

* By:	/s/ R. Jay Gerken
R. Jay Gerken, Attorney-in-Fact

5

EXHIBIT INDEX

EXHIBIT NO.	EXHIBITS

6(a)	Management Agreement dated August 1, 2006 between the Registrant and Legg Mason Partners Fund Advisor, LLC (“LMPFA”).

6(b)	Subadvisory Agreement dated August 1, 2006 between LMPFA and Western Asset Management Company with respect to the Registrant.

11(a)	Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of the securities being registered.

11(b)	Opinion and consent of Venable LLP as to the legality of the securities being registered.

12	Forms of Opinions of Dechert LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement.

14	Consent of Independent Registered Public Accounting Firm.

16	Powers of Attorney.

17(a)	Forms of Proxy Cards.

17(b)	Statement of Additional Information of Legg Mason Partners Managed Municipals Fund, Inc. dated June 28, 2006.

17(c)	Annual Report of Legg Mason Partners Managed Municipals Fund, Inc. for the year ended February 28, 2006.

17(d)	Prospectus of Legg Mason Partners National Municipals Fund, a series of Legg Mason Partners Municipal Funds, dated August 1, 2006.

17(e)	Prospectus of Legg Mason Partners Florida Municipals Fund, a series of Legg Mason Partners Municipal Funds, dated August 1, 2006.

17(f)	Prospectus of Legg Mason Partners Georgia Municipals Fund, a series of Legg Mason Partners Municipal Funds, dated August 1, 2006.

17(g)	Statement of Additional Information of Legg Mason Partners National Municipals Fund, Legg Mason Partners Florida Municipals Fund and Legg Mason Partners Georgia Municipals Fund, each a series of Legg Mason Partners Municipal Funds, dated August 1, 2006.

17(h)	Annual Report of Legg Mason Partners National Municipals Fund, a series of Legg Mason Partners Municipal Funds, for the year ended March 31, 2006.

1

17(i)	Annual Report of Legg Mason Partners Florida Municipals Fund, a series of Legg Mason Partners Municipal Funds, for the year ended March 31, 2006.

17(j)	Annual Report of Legg Mason Partners Georgia Municipals Fund, a series of Legg Mason Partners Municipal Funds, for the year ended March 31, 2006.

17(k)	Prospectus and Statement of Additional Information of Legg Mason Partners Arizona Municipals Fund, Inc. dated September 28, 2005.

17(l)	Annual Report of Legg Mason Partners Arizona Municipals Fund, Inc. for the year ended May 31, 2006.

17(m)	Prospectus and Statement of Additional Information of Salomon Brothers National Tax Free Bond Fund, a series of Salomon Funds Trust, dated May 1, 2006.

17(n)	Annual Report of Salomon Brothers National Tax Free Bond Fund, a series of Salomon Funds Trust, for the year ended December 31, 2005.

17(o)	Semi-Annual Report of Salomon Brothers National Tax Free Bond Fund, a series of Salomon Funds Trust, for the six months ended June 30, 2006.

2